UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-22375

PIMCO Equity Series

(Exact name of registrant as specified in charter)

650 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive office)

Trent W. Walker

Treasurer (Principal Financial & Accounting Officer)

PIMCO Equity Series

650 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Brendan C. Fox

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (888) 877-4626

Date of fiscal year end: June 30

Date of reporting period: June 30, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

•	PIMCO Equity Series Funds
•	PIMCO Equity Series RAE Fundamental Funds
•	PIMCO Equity Series RealPathTM Blend Funds

PIMCO Equity Series®

Annual Report

June 30, 2016

PIMCO Dividend and Income Fund

PIMCO EqS® Long/Short Fund

Share Classes

■	Institutional
■	P
■	D
■	A
■	C

*	Prior to June 16, 2016, the PIMCO Dividend and Income Fund was named the PIMCO Dividend and Income Builder Fund.

This material is authorized for use only when preceded or accompanied by the current PIMCO Equity Series prospectus. The Shareholder Reports for the other series of the PIMCO Equity Series are printed separately.

Chairman’s Letter

Dear Shareholder,

Please find enclosed the Annual Report for the PIMCO Equity Series covering the twelve-month reporting period ended June 30, 2016. The following pages contain specific details about the investment performance of each fund and a discussion of the factors that most affected performance during the reporting period.

Outside of the reporting period, PIMCO announced on July 19, 2016 that the firm’s Managing Directors have selected Emmanuel (Manny) Roman as PIMCO’s next Chief Executive Officer. PIMCO’s current CEO Douglas Hodge will assume a new role as Managing Director and Senior Advisor when Mr. Roman joins PIMCO on November 1st.

The announcement of Mr. Roman as PIMCO’s CEO is the culmination of a process undertaken by the firm to hire a senior executive who would add leadership and strategic insights combined with a deep appreciation of PIMCO’s diversified global businesses, investment process and focus on superior investment performance and client-service. Mr. Roman’s appointment has the full support of the firm’s leadership including Mr. Hodge, PIMCO’s President Jay Jacobs, the firm’s Executive Committee and its Managing Directors. Mr. Roman has nearly 30 years of experience in the investment industry, with expertise in fixed income and proven executive leadership, most recently as CEO of Man Group PLC, one of the world’s largest publicly-traded alternative asset managers and a leader in liquid, high-alpha investment strategies.

Highlights of the financial markets during the twelve-month reporting period include:

■

The first half of the reporting period through mid-February 2016 was marked by ongoing concerns over the global impact of a slowdown in the Chinese economy, which drove commodity prices and inflation expectations generally lower. By March, a recovery in the price of oil and expectations of lower interest rates for longer supported a rally in risk assets. The Bank of Japan (“BOJ”) and the People’s Bank of China, for example, indicated their intent for further policy easing, with the BOJ resorting to a negative interest rate policy in February 2016. The European Central Bank (“ECB”) also resorted to unconventional monetary policy with additional easing measures and an expansion of its quantitative easing program by shifting its focus toward domestic credit, pushing government yields into negative territory. In June 2016, the ECB began purchasing corporate bonds to help invigorate economic growth and stimulate inflation in the region.

■

In the U.S., concerns regarding the global impact of tightening financial conditions and renewed U.S. dollar strength kept the Federal Reserve (“Fed”) on hold at their June 2016 meeting, after slightly raising interest rates at their December 2015 meeting. In addition, the U.S. dollar appreciated against most European and emerging market currencies, while falling against the Japanese yen. The U.S. interest rate yield curve flattened as the ten-year U.S. Treasury yield rallied to all-time lows and short-term rates rose with the initial December 2015 Fed rate hike. Revised first quarter 2016 U.S. gross domestic product (“GDP”) data released in late June was marginally stronger as retail sales, housing and consumer sentiment data indicated an improving economy.

■

Market movements and news headlines at the end of the reporting period were dominated by the unexpected outcome of the U.K. referendum on June 23, 2016. Initial investor reaction to the Brexit vote was largely “risk-off” as various assets re-priced to the surprise outcome, with U.S. Treasuries, the Japanese yen and gold headlining a safe-haven rally. However, aside from the Pound Sterling and European and Japanese equities, most asset classes recovered in the ensuing week as investors reassessed the impact of the Brexit vote on global growth expectations.

■

Global developed market equities experienced weak performance amid a period marked by economic uncertainty, increased volatility and geopolitical concerns. U.S. equities, as represented by the S&P 500 Index, were a bright spot, returning 3.99% over the reporting period. International equity markets (developed ex-U.S.), as represented by the MSCI EAFE Net Dividend Index (USD Hedged) declined 9.90% over the reporting period and the MSCI EAFE Net Dividend Index (USD Unhedged) declined 10.16% over the reporting period. Japanese equities, as represented by the Nikkei 225 Index in JPY, declined 21.86% over the reporting period, and

2	PIMCO EQUITY SERIES

European equities, as represented by the MSCI Europe Index in EUR, declined 10.96% over the reporting period. During the first eight months of the reporting period, declining commodities prices and China’s economic deceleration drove concerns of slowing global growth, which weighed on equity returns. However, in the last third of the reporting period, developed market equities began to rebound from previous lows as global central banks resorted to increasingly unconventional monetary policy. However, late in the reporting period in June, global equities were pressured once again due to Britain’s decision to leave the European Union.

■

Emerging market (“EM”) equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), declined 12.05% over the reporting period. Concerns over slower economic growth in China, a bear market in commodities, political corruption in Latin America and several attempts by the People’s Bank of China to support the domestic equity market added to fears of slowing global growth. Late in the reporting period, emerging market equities experienced a strong rebound following February 2016 lows, with cyclicals and commodity-linked markets leading the rally.

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 6.22% for the reporting period. Yields beyond one-year maturities declined across the U.S. Treasury yield curve as a more dovish tone from the Fed after its June 2016 meeting, coupled with the surprise result of the U.K. referendum, pushed expectations for policy normalization further into the future. Investors also looked to U.S. Treasuries for their perceived safety and as a source of high-quality yield. The benchmark ten-year U.S. Treasury note yielded 1.49% at the end of the reporting period, down from 2.35% on June 30, 2015. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 6.00% for the reporting period.

If you have any questions regarding the PIMCO Equity Series, please contact your account manager or financial adviser, or call one of our shareholder associates at 888.87.PIMCO (888.877.4626). We also invite you to visit our website at www.pimco.com to learn more about our views and global thought leadership.

Thank you again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment and investment solution needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Equity Series August 22, 2016

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	JUNE 30, 2016	3

Important Information About the Funds

We believe that equity funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that equity funds are subject to notable risks. Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions.

The values of equity securities, such as common stocks and preferred stocks, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all equity securities.

The Funds may be subject to various risks as described in the Funds’ prospectus. Some of these risks may include, but are not limited to, the following: new/small fund risk, equity risk, dividend-oriented stocks risk, value investing risk, foreign (non-U.S.) investment risk, emerging markets risk, sovereign debt risk, market risk, issuer risk, interest rate risk, call risk, credit risk, high yield and distressed company risk, cash holdings risk, currency risk, real estate risk, liquidity risk, leveraging risk, issuer non-diversification risk, management risk, small-cap and mid-cap company risk, derivatives risk, mortgage-related and other asset-backed securities risk, short sale risk, convertible securities risk and model risk. A complete description of these and other risks is contained in the Funds’ prospectus.

The Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that a Fund may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on a Fund. For example, a small investment in a derivative instrument may have a significant impact on a Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility for the Funds. A Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. A Fund may invest a significant portion of its assets in these types of instruments. If it does, the Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets.

The value of an equity security of an issuer that has paid dividends in the past may decrease if the issuer reduces or eliminates future payments to its shareholders. If the dividends or distributions received by a Fund decrease, the Fund may have less income to distribute to the Fund’s shareholders. In addition, during certain market conditions, the equity securities of issuers that have paid regular dividends or distributions may not be widely available or may be highly concentrated in particular sectors of the market. A Fund may invest a significant portion of its assets in value stocks. Value stocks may perform differently from other types of stocks and the market as a whole. A value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the redemption of Fund shares. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns

4	PIMCO EQUITY SERIES

chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first (i) 18 months after purchase for purchases made prior to August 10, 2015 and (ii) 12 months after purchase for purchases made on or after August 10, 2015. The Cumulative Returns chart reflects only

Institutional Class performance. Performance for Class P, Administrative Class, Class D, Class A, Class C and Class R shares, if applicable, are typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. A Fund’s total annual operating expense ratios on each individual Fund Summary page are as of the currently effective prospectus, as supplemented to date. The minimum initial investment amount for Institutional Class, Class P and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A, Class C and Class D shares is $1,000. There is no minimum initial investment for Class R shares. Each Fund measures its performance against a broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The following table discloses the inception dates of each Fund and its respective share classes along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	Class P	Class D	Class A	Class C	Diversification Status
PIMCO Dividend and Income Fund	12/14/11	12/14/11	12/14/11	12/14/11	12/14/11	12/14/11	Diversified
PIMCO EqS® Long/Short Fund	04/20/12	04/20/12	04/30/12	04/30/12	04/30/12	04/30/12	Non-diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by PIMCO Equity Series as the policies and procedures that PIMCO will use when voting proxies on behalf of a Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of a Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

PIMCO Equity Series files a complete schedule of each Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of a Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. A Fund’s Form N-Q will also be available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Fund’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ANNUAL REPORT	JUNE 30, 2016	5

PIMCO Dividend and Income Fund

Cumulative Returns Through June 30, 2016

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

»

PIMCO Dividend and Income Fund (formerly, PIMCO Dividend and Income Builder Fund) (the “Fund”) seeks to provide current income that exceeds the average yield on global stocks, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of income-producing investments, and will typically invest between 60-80% of its assets in equity and equity-related securities (such portion of the Fund’s portfolio, the “Equity Sleeve”) providing exposure to a portfolio of stocks (the “RAE Income Global Portfolio”). The stocks for the Equity Sleeve are selected by the Fund’s sub-adviser, Research Affiliates, LLC from a broad universe of global equities.

Average Annual Total Return for the period ended June 30, 2016
	1 Year	Fund Inception (12/14/11)
PIMCO Dividend and Income Fund Institutional Class	(9.06)%	6.19%
PIMCO Dividend and Income Fund Class P	(9.05)%	6.15%
PIMCO Dividend and Income Fund Class D	(9.38)%	5.85%
PIMCO Dividend and Income Fund Class A	(9.38)%	5.85%
PIMCO Dividend and Income Fund Class A (adjusted)	(14.39)%	4.54%
PIMCO Dividend and Income Fund Class C	(10.07)%	5.05%
PIMCO Dividend and Income Fund Class C (adjusted)	(10.88)%	5.05%
MSCI World Index±	(2.78)%	10.83%
MSCI All Country World Index*	(3.73)%	9.65%
75% MSCI World Index/25% Barclays Global Aggregate USD Unhedged±±	0.22%	8.66%
75% MSCI All Country World Index/25% Barclays Global Aggregate USD Unhedged**	(0.51)%	7.79%

All Fund returns are net of fees and expenses.

* Prior to June 16, 2016, The Fund’s primary benchmark was the MSCI All Country World Index. The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index consists of 46 country indices comprising 23 developed and 23 emerging market country indices.

** Prior to June 16, 2016, The Fund’s secondary benchmark was the 75% MSCI All Country World Index/25% Barclays Global Aggregate USD Unhedged Index. The benchmark is a blend of 75% MSCI All Country World Index/25% Barclays Global Aggregate USD Unhedged. The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index consists of 46 country indices comprising 23 developed and 23 emerging market country indices. Barclays Global Aggregate (USD Unhedged) Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian Government securities, and USD investment grade 144A securities.

± The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indices.

±± The benchmark is a blend of 75% MSCI World Index/25% Barclays Global Aggregate USD Unhedged. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indices. Barclays Global Aggregate (USD Unhedged) Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian Government securities, and USD investment grade 144A securities. It is not possible to invest directly in an unmanaged index.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 1.00% for the Institutional Class shares, 1.10% for the Class P shares, 1.35% for the Class D shares, 1.35% for the Class A shares, and 2.10% for the Class C shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. For performance current to the most recent month-end, visit www.pimco.com.

6	PIMCO EQUITY SERIES

Institutional Class - PQIIX	Class P - PQIPX	Class D - PQIDX	Class A - PQIZX	Class C - PQICX

Top 10 Holdings as of 06/30/20161§

Exxon Mobil Corp.	2.7%
AT&T, Inc.	2.3%
Pfizer, Inc.	2.3%
Royal Dutch Shell PLC ‘A’	2.2%
International Business Machines Corp.	1.8%
Chevron Corp.	1.8%
HSBC Holdings PLC	1.6%
Intel Corp.	1.4%
BP PLC	1.4%
Structured Asset Investment Loan Trust	1.3%

Geographic Breakdown as of 06/30/20161§

United States	46.4%
United Kingdom	9.8%
Japan	8.8%
France	6.3%
Netherlands	3.3%
Germany	3.3%
Spain	2.5%
Canada	2.4%
Switzerland	2.0%
Italy	1.6%
Australia	1.2%
Denmark	1.0%
Other	5.6%

Sector Breakdown as of 06/30/20161§

Financials	17.3%
Energy	15.3%
Utilities	8.8%
Health Care	8.2%
Telecommunication Services	7.9%
Industrials	7.2%
Information Technology	6.2%
Consumer Staples	5.6%
Consumer Discretionary	5.1%
Materials	4.8%
Asset-Backed Securities	3.8%
Non-Agency Mortgage-Backed Securities	3.0%
Other	1.1%

1 % of Investments, at value.

§ Top 10 Holdings, Geographic and Sector Breakdown, and % of Investments excludes securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

Following are key factors impacting the Fund’s performance during the reporting period:

»	Stock selection in the financials sector detracted from relative returns, as the Fund’s holdings generally underperformed the MSCI World Index.

»	Stock selection in the industrials sector detracted from relative returns, as the Fund’s holdings generally underperformed the MSCI World Index.

»	Stock selection in the energy sector detracted from relative returns, as the Fund’s holdings generally underperformed the MSCI World Index.

»	Stock selection in the information technology sector detracted from relative returns, as the Fund’s holdings generally underperformed the MSCI World Index.

»	The Fund’s overweight position in PG&E Corporation contributed to relative returns, as the security increased in price.

»	Exposure to U.S. duration contributed to absolute performance, as yields generally declined.

ANNUAL REPORT	JUNE 30, 2016	7

PIMCO EqS® Long/Short Fund

Cumulative Returns Through June 30, 2016

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

»

PIMCO EqS® Long/Short Fund seeks long-term capital appreciation by investing under normal circumstances in long and short positions of equity and equity-related securities, including common and preferred stock (and securities convertible into, or that PIMCO expects to be exchanged for, common or preferred stock), utilizing a fundamental investing style that integrates bottom-up and top-down research. The Fund will normally invest a substantial portion of its assets in equity and equity-related securities. The Fund may also invest in fixed income securities of varying maturities, cash and cash equivalents.

Average Annual Total Return for the period ended June 30, 2016*
	1 Year	5 Year	10 Year	Fund Inception (01/01/03)
PIMCO EqS® Long/Short Fund Institutional Class	(2.02)%	3.57%	7.91%	11.32%
PIMCO EqS® Long/Short Fund Class P	(2.11)%	3.50%	7.87%	11.29%
PIMCO EqS® Long/Short Fund Class D	(2.37)%	3.26%	7.74%	11.20%
PIMCO EqS® Long/Short Fund Class A	(2.38)%	3.26%	7.74%	11.20%
PIMCO EqS® Long/Short Fund Class A (adjusted)	(7.71)%	2.10%	7.14%	10.73%
PIMCO EqS® Long/Short Fund Class C	(3.03)%	2.62%	7.41%	10.94%
PIMCO EqS® Long/Short Fund Class C (adjusted)	(3.99)%	2.62%	7.41%	10.94%
3 Month USD LIBOR Index±	0.46%	0.35%	1.48%	1.72%

All Fund returns are net of fees and expenses.

± The 3 Month USD LIBOR (London Interbank Offered Rate) Index is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market.

It is not possible to invest directly in an unmanaged index.

* For periods prior to April 20, 2012, the Fund’s performance reflects the performance when the Fund was a partnership, net of actual fees and expenses charged to individual partnership accounts in the aggregate. If the performance had been restated to reflect the applicable fees and expenses of each share class, the performance may have been higher or lower. The Fund began operations as a partnership on January 1, 2003 and, on April 20, 2012, was reorganized into a newly-formed fund that was registered as an investment company under the Investment Company Act of 1940. Prior to the reorganization, the Fund had an investment objective, investment strategies, investment guidelines, and restrictions that were substantially similar to those currently applicable to the Fund; however, the Fund was not registered as an investment company under the Investment Company Act of 1940 and was not subject to its requirements or requirements imposed by the Internal Revenue Code of 1986 which, if applicable, may have adversely affected its performance. The performance of Class P, D, A and C shares for the period from April 20, 2012 to April 30, 2012 is based on the performance of the Institutional Class shares of the Fund. The performance of each class of shares will differ as a result of the different levels of fees and expenses applicable to each class of shares.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 1.91% for the Institutional Class shares, 2.01% for the Class P shares, 2.26% for the Class D shares, 2.26% for the Class A shares, and 3.01% for the Class C shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. For performance current to the most recent month-end, visit www.pimco.com.

8	PIMCO EQUITY SERIES

Institutional Class - PMHIX	Class P - PMHBX	Class D - PMHDX	Class A - PMHAX	Class C - PMHCX

Top 10 Holdings as of 06/30/20161§

Allstate Corp.	5.8%
Iron Mountain, Inc.	4.7%
DST Systems, Inc.	4.3%
Nestle S.A.	4.1%
Spectra Energy Partners LP	3.6%
First Data Corp. ‘A’	3.4%
HCA Holdings, Inc.	3.4%
Laboratory Corp. of America Holdings	3.2%
Level 3 Communications, Inc.	3.1%
TransCanada Corp.	3.1%

Sector Breakdown as of 06/30/20162§

Financials	12.9%
Consumer Discretionary	11.1%
Information Technology	7.7%
Health Care	7.4%
Energy	7.2%
Consumer Staples	5.1%
Industrials	4.2%
Telecommunication Services	3.4%
Other	0.9%

1 % of Investments, at value.

2 % of net exposure (Investments, at value less Securities Sold Short). Financial derivative instruments and short-term instruments are not taken into consideration.

§ Top 10 Holdings, Sector Breakdown, and % of investments excludes securities sold short, financial derivative instruments, and short-term instruments, if any.

Fund Insights

Following are key factors impacting the Fund’s performance during the reporting period:

»	The Fund’s long equity positions detracted from absolute returns, as the prices of these securities generally declined.

»	The Fund’s long positions detracted from absolute performance, notably First Data Corporation and Community Health Systems, as the prices of these securities declined.

»	The Fund’s short equity positions contributed to absolute returns, as the prices of these securities generally declined.

»	The Fund’s long position in Iron Mountain contributed to absolute returns, as the price of this security rose.

ANNUAL REPORT	JUNE 30, 2016	9

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from January 1, 2016 to June 30, 2016 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these rows, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments and exchange fees. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as an increase in expenses that are not covered by the management fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/16)	Ending Account Value (06/30/16)	Expenses Paid During Period*	Beginning Account Value (01/01/16)	Ending Account Value (06/30/16)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO Dividend and Income Fund
Institutional Class	$1,000.00	$1,025.20	$4.11	$1,000.00	$1,020.39	$4.10	0.83%
Class P	1,000.00	1,026.80	4.61	1,000.00	1,019.91	4.59	0.93
Class D	1,000.00	1,024.60	5.84	1,000.00	1,018.68	5.82	1.18
Class A	1,000.00	1,023.60	5.84	1,000.00	1,018.68	5.82	1.18
Class C	1,000.00	1,020.20	9.53	1,000.00	1,015.01	9.51	1.93
PIMCO EqS® Long/Short Fund
Institutional Class	$1,000.00	$1,002.60	$11.02	$1,000.00	$1,013.45	$11.08	2.25%
Class P	1,000.00	1,001.70	11.50	1,000.00	1,012.96	11.57	2.35
Class D	1,000.00	1,000.90	12.72	1,000.00	1,011.74	12.79	2.60
Class A	1,000.00	1,000.90	12.72	1,000.00	1,011.74	12.79	2.60
Class C	1,000.00	998.20	16.37	1,000.00	1,008.07	16.45	3.35

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 179/366 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers can be found in Note 8 in the Notes to Financial Statements.

10	PIMCO EQUITY SERIES

(THIS PAGE INTENTIONALLY LEFT BLANK)

ANNUAL REPORT	JUNE 30, 2016	11

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions(b)

PIMCO Dividend and Income Fund
Institutional Class
06/30/2016	$12.29	$0.43	$(1.58)	$(1.15)	$(0.44)	$(0.76)	$(1.20)
06/30/2015	13.12	0.47	(0.50)	(0.03)	(0.46)	(0.34)	(0.80)
06/30/2014	11.60	0.44	1.54	1.98	(0.46)	0.00	(0.46)
06/30/2013	10.47	0.54	1.03	1.57	(0.42)	(0.02)	(0.44)
12/14/2011 - 06/30/2012	10.00	0.25	0.47	0.72	(0.25)	0.00	(0.25)
Class P
06/30/2016	12.30	0.39	(1.54)	(1.15)	(0.43)	(0.76)	(1.19)
06/30/2015	13.13	0.46	(0.50)	(0.04)	(0.45)	(0.34)	(0.79)
06/30/2014	11.62	0.44	1.52	1.96	(0.45)	0.00	(0.45)
06/30/2013	10.48	0.54	1.03	1.57	(0.41)	(0.02)	(0.43)
12/14/2011 - 06/30/2012	10.00	0.30	0.42	0.72	(0.24)	0.00	(0.24)
Class D
06/30/2016	12.29	0.36	(1.54)	(1.18)	(0.41)	(0.76)	(1.17)
06/30/2015	13.12	0.46	(0.53)	(0.07)	(0.42)	(0.34)	(0.76)
06/30/2014	11.61	0.40	1.53	1.93	(0.42)	0.00	(0.42)
06/30/2013	10.47	0.46	1.09	1.55	(0.39)	(0.02)	(0.41)
12/14/2011 - 06/30/2012	10.00	0.26	0.44	0.70	(0.23)	0.00	(0.23)
Class A
06/30/2016	12.29	0.39	(1.57)	(1.18)	(0.41)	(0.76)	(1.17)
06/30/2015	13.12	0.43	(0.50)	(0.07)	(0.42)	(0.34)	(0.76)
06/30/2014	11.61	0.42	1.51	1.93	(0.42)	0.00	(0.42)
06/30/2013	10.47	0.48	1.07	1.55	(0.39)	(0.02)	(0.41)
12/14/2011 - 06/30/2012	10.00	0.26	0.44	0.70	(0.23)	0.00	(0.23)
Class C
06/30/2016	12.27	0.31	(1.57)	(1.26)	(0.33)	(0.76)	(1.09)
06/30/2015	13.10	0.34	(0.51)	(0.17)	(0.32)	(0.34)	(0.66)
06/30/2014	11.59	0.33	1.51	1.84	(0.33)	0.00	(0.33)
06/30/2013	10.46	0.40	1.06	1.46	(0.31)	(0.02)	(0.33)
12/14/2011 - 06/30/2012	10.00	0.24	0.41	0.65	(0.19)	0.00	(0.19)

PIMCO EqS® Long/Short Fund
Institutional Class
06/30/2016	$12.07	$(0.17)	$(0.07)	$(0.24)	$0.00	$(0.14)	$(0.14)
06/30/2015	11.92	0.02	0.18	0.20	0.00	(0.05)	(0.05)
06/30/2014	11.09	(0.10)	1.60	1.50	(0.06)	(0.61)	(0.67)
06/30/2013	9.71	0.15	1.27	1.42	(0.04)	0.00	(0.04)
04/20/2012 - 06/30/2012	10.00	(0.02)	(0.27)	(0.29)	0.00	0.00	0.00
Class P
06/30/2016	12.02	(0.18)	(0.07)	(0.25)	0.00	(0.14)	(0.14)
06/30/2015	11.88	0.02	0.17	0.19	0.00	(0.05)	(0.05)
06/30/2014	11.08	(0.08)	1.56	1.48	(0.07)	(0.61)	(0.68)
06/30/2013	9.70	(0.05)	1.47	1.42	(0.04)	0.00	(0.04)
04/30/2012 - 06/30/2012	10.00	(0.02)	(0.28)	(0.30)	0.00	0.00	0.00
Class D
06/30/2016	11.95	(0.20)	(0.08)	(0.28)	0.00	(0.14)	(0.14)
06/30/2015	11.84	(0.02)	0.18	0.16	0.00	(0.05)	(0.05)
06/30/2014	11.06	(0.12)	1.57	1.45	(0.06)	(0.61)	(0.67)
06/30/2013	9.70	(0.10)	1.48	1.38	(0.02)	0.00	(0.02)
04/30/2012 - 06/30/2012	10.00	(0.03)	(0.27)	(0.30)	0.00	0.00	0.00

Please see footnotes on page 14.

12	PIMCO EQUITY SERIES	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Dividends on Securities Sold Short		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Dividends on Securities Sold Short and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$9.94	(9.06)%	$31,840	0.83	%(c)	1.00	%(c)	0.83	%(c)	1.00	%(c)	4.03%	114%
12.29	(0.12)	68,607	0.83		1.00		0.83		1.00		3.70	98
13.12	17.23	90,408	0.84		1.00		0.84		1.00		3.56	79
11.60	15.17	69,203	0.83		1.00		0.83		1.00		4.66	75
10.47	7.17	11,170	0.83	*	1.57	*	0.83	*	1.57	*	4.35 *	28

9.96	(9.05)	34,120	0.93	(c)	1.10	(c)	0.93	(c)	1.10	(c)	3.53	114
12.30	(0.22)	169,790	0.93		1.10		0.93		1.10		3.64	98
13.13	17.05	158,122	0.94		1.10		0.94		1.10		3.53	79
11.62	15.15	85,724	0.93		1.10		0.93		1.10		4.62	75
10.48	7.21	8,207	0.93	*	2.47	*	0.93	*	2.47	*	5.28 *	28

9.94	(9.38)	10,623	1.18	(c)	1.35	(c)	1.18	(c)	1.35	(c)	3.37	114
12.29	(0.47)	41,094	1.18		1.35		1.18		1.35		3.59	98
13.12	16.78	32,523	1.19		1.35		1.19		1.35		3.19	79
11.61	14.91	23,204	1.18		1.35		1.18		1.35		4.00	75
10.47	6.98	2,306	1.18	*	2.26	*	1.18	*	2.26	*	4.52 *	28

9.94	(9.38)	167,857	1.18	(c)	1.35	(c)	1.18	(c)	1.35	(c)	3.67	114
12.29	(0.49)	296,317	1.18		1.35		1.18		1.35		3.39	98
13.12	16.78	320,719	1.19		1.35		1.19		1.35		3.34	79
11.61	14.91	117,579	1.18		1.35		1.18		1.35		4.18	75
10.47	6.98	13,314	1.18	*	2.43	*	1.18	*	2.43	*	4.62 *	28

9.92	(10.07)	195,393	1.93	(c)	2.10	(c)	1.93	(c)	2.10	(c)	2.91	114
12.27	(1.23)	358,171	1.93		2.10		1.93		2.10		2.67	98
13.10	15.97	353,287	1.94		2.10		1.94		2.10		2.67	79
11.59	14.08	86,879	1.93		2.10		1.93		2.10		3.42	75
10.46	6.46	8,000	1.93	*	3.46	*	1.93	*	3.46	*	4.27 *	28

$11.69	(2.02)%	$243,341	2.44%		2.45%		1.50%		1.51%		(1.46)%	672%
12.07	1.74	299,808	1.91		1.92		1.49		1.50		0.20	450	(d)
11.92	13.59	545,346	2.02		2.04		1.48		1.50		(0.82)	522
11.09	14.66	329,610	2.65		2.75		1.40		1.50		1.45	528
9.71	(2.90)	212,229	1.52	*	2.41	*	1.40	*	2.29	*	(1.30)*	113

11.63	(2.11)	249,973	2.54		2.55		1.60		1.61		(1.51)	672
12.02	1.66	207,511	2.01		2.02		1.59		1.60		0.16	450	(d)
11.88	13.40	277,661	2.00		2.02		1.58		1.60		(0.71)	522
11.08	14.77	15,664	3.94		4.04		1.50		1.60		(0.48)	528
9.70	(3.00)	10	1.62	*	2.40	*	1.50	*	2.28	*	(1.34)*	113

11.53	(2.37)	62,130	2.79		2.80		1.85		1.86		(1.74)	672
11.95	1.41	44,227	2.26		2.27		1.84		1.85		(0.19)	450	(d)
11.84	13.13	77,934	2.31		2.33		1.83		1.85		(1.01)	522
11.06	14.31	12,421	3.95		4.05		1.75		1.85		(0.97)	528
9.70	(3.00)	111	1.87	*	3.97	*	1.77	*	3.87	*	(1.72)*	113

ANNUAL REPORT	JUNE 30, 2016	13

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions(b)

PIMCO EqS® Long/Short Fund (Cont.)
Class A
06/30/2016	$11.94	$(0.21)	$(0.07)	$(0.28)	$0.00	$(0.14)	$(0.14)
06/30/2015	11.83	(0.02)	0.18	0.16	0.00	(0.05)	(0.05)
06/30/2014	11.05	(0.12)	1.57	1.45	(0.06)	(0.61)	(0.67)
06/30/2013	9.70	(0.00)^	1.38	1.38	(0.03)	0.00	(0.03)
04/30/2012 - 06/30/2012	10.00	(0.03)	(0.27)	(0.30)	0.00	0.00	0.00
Class C
06/30/2016	11.69	(0.29)	(0.06)	(0.35)	0.00	(0.14)	(0.14)
06/30/2015	11.67	(0.11)	0.18	0.07	0.00	(0.05)	(0.05)
06/30/2014	10.98	(0.20)	1.55	1.35	(0.05)	(0.61)	(0.66)
06/30/2013	9.69	0.01	1.29	1.30	(0.01)	0.00	(0.01)
04/30/2012 - 06/30/2012	10.00	(0.04)	(0.27)	(0.31)	0.00	0.00	0.00

*	Annualized
^	Reflects an amount rounding to less than one cent.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	The tax characterization of distributions is determined in accordance with federal income tax regulations. See Note 2(d) in the Notes to Financial Statements for more information.
(c)	Effective June 16, 2016, the Fund’s advisory fee was decreased by 0.20% to an annual rate of 0.49%.
(d)	The amount previously reported as 763% in the Fund’s annual report has been restated, as above.

14	PIMCO EQUITY SERIES	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Dividends on Securities Sold Short		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Dividends on Securities Sold Short and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$11.52	(2.38)%	$147,582	2.79%		2.80%		1.85%		1.86%		(1.79)%	672%
11.94	1.41	172,843	2.26		2.27		1.84		1.85		(0.18)	450	(d)
11.83	13.17	382,160	2.27		2.29		1.83		1.85		(0.98)	522
11.05	14.27	24,759	3.62		3.72		1.75		1.85		(0.03)	528
9.70	(3.00)	1,219	1.87	*	3.17	*	1.74	*	3.04	*	(1.70)*	113

11.20	(3.03)	145,358	3.54		3.55		2.60		2.61		(2.52)	672
11.69	0.66	140,719	3.01		3.02		2.59		2.60		(0.95)	450	(d)
11.67	12.26	214,485	3.00		3.02		2.58		2.60		(1.71)	522
10.98	13.41	9,530	4.04		4.14		2.50		2.60		0.13	528
9.69	(3.10)	53	2.62	*	4.50	*	2.52	*	4.40	*	(2.46)*	113

ANNUAL REPORT	JUNE 30, 2016	15

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO Dividend and Income Fund	PIMCO EqS® Long/Short Fund

Assets:
Investments, at value
Investments in securities*	$438,887	$653,891
Investments in Affiliates	7,674	252,193
Financial Derivative Instruments
Exchange-traded or centrally cleared	77	0
Over the counter	1,570	127
Deposits with counterparty	318	64,338
Foreign currency, at value	2,792	2
Receivable for investments sold	10,858	25,004
Receivable for Fund shares sold	744	1,535
Interest and/or dividends receivable	2,745	629
Dividends receivable from Affiliates	9	197
Reimbursement receivable from PIMCO	116	151
Total Assets	465,790	998,067

Liabilities:
Borrowings & Other Financing Transactions
Payable for short sales	$0	$65,402
Financial Derivative Instruments
Over the counter	1,426	857
Payable for investments purchased	14,601	78,135
Payable for investments in Affiliates purchased	9	197
Deposits from counterparty	713	420
Payable for Fund shares redeemed	4,630	3,159
Dividends payable	828	0
Overdraft due to custodian	2,989	0
Accrued investment advisory fees	191	745
Accrued supervisory and administrative fees	147	373
Accrued distribution fees	126	104
Accrued servicing fees	77	61
Other liabilities	220	230
Total Liabilities	25,957	149,683

Net Assets	$439,833	$848,384

Net Assets Consist of:
Paid in capital	$577,453	$826,210
Undistributed (overdistributed) net investment income	(1,410)	690
Accumulated undistributed net realized (loss)	(131,093)	(18,222)
Net unrealized appreciation (depreciation)	(5,117)	39,706

Net Assets	$439,833	$848,384

Cost of investments in securities	$444,831	$612,026
Cost of investments in Affiliates	$7,673	$252,161
Cost of foreign currency held	$2,805	$2
Proceeds received on short sales	$0	$63,907
Cost or premiums of financial derivative instruments, net	$(256)	$0

* Includes repurchase agreements of:	$0	$466

†	A zero balance may reflect actual amounts rounding to less than one thousand.

16	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2016

	PIMCO Dividend and Income Fund	PIMCO EqS® Long/Short Fund

Net Assets:
Institutional Class	$31,840	$243,341
Class P	34,120	249,973
Class D	10,623	62,130
Class A	167,857	147,582
Class C	195,393	145,358

Shares Issued and Outstanding:
Institutional Class	3,203	20,814
Class P	3,426	21,489
Class D	1,069	5,389
Class A	16,893	12,811
Class C	19,705	12,983

Net Asset Value Per Share Outstanding:
Institutional Class	$9.94	$11.69
Class P	9.96	11.63
Class D	9.94	11.53
Class A	9.94	11.52
Class C	9.92	11.20

ANNUAL REPORT	JUNE 30, 2016	17

Statements of Operations

Year Ended June 30, 2016
(Amounts in thousands†)	PIMCO Dividend and Income Fund	PIMCO EqS® Long/Short Fund

Investment Income:
Interest	$3,916	$338
Dividends, net of foreign taxes*	26,911	5,394
Dividends from Investments in Affiliates	119	2,974
Total Income	30,946	8,706

Expenses:
Investment advisory fees	4,432	9,077
Supervisory and administrative fees	2,547	4,542
Distribution and/or servicing fees - Class D	59	137
Distribution fees - Class C	2,017	1,123
Servicing fees - Class A	572	402
Servicing fees - Class C	672	374
Dividends on short sales	0	5,375
Trustee fees	71	88
Interest expense	10	2,761
Miscellaneous expense	33	44
Total Expenses	10,413	23,923
Waiver and/or Reimbursement by PIMCO	(1,078)	(88)
Net Expenses	9,335	23,835

Net Investment Income (Loss)	21,611	(15,129)

Net Realized Gain (Loss):
Investments in securities	(135,711)	(25,748)
Investments in Affiliates	(56)	(1,105)
Exchange-traded or centrally cleared financial derivative instruments	165	(4,660)
Over the counter financial derivative instruments	3,413	1,245
Short sales	0	35,120
Foreign currency	(24)	(594)

Net Realized Gain (Loss)	(132,213)	4,258

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	10,139	(6,585)
Investments in Affiliates	1	43
Exchange-traded or centrally cleared financial derivative instruments	599	2,144
Over the counter financial derivative instruments	1,828	(640)
Short sales	0	(5,146)
Foreign currency assets and liabilities	(49)	(15)

Net Change in Unrealized Appreciation (Depreciation)	12,518	(10,199)

Net (Decrease) in Net Assets Resulting from Operations	$(98,084)	$(21,070)

* Foreign tax withholdings - Dividends	$1,167	$124

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO EQUITY SERIES	See Accompanying Notes

Statements of Changes in Net Assets

	PIMCO Dividend and Income Fund		PIMCO EqS® Long/Short Fund

(Amounts in thousands†)	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015

(Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$21,611	$28,545	$(15,129)	$(847)
Net realized gain (loss)	(132,213)	55,272	4,258	29,852
Net change in unrealized appreciation (depreciation)	12,518	(97,681)	(10,199)	(33,398)

Net (Decrease) in Net Assets Resulting from Operations	(98,084)	(13,864)	(21,070)	(4,393)

Distributions to Shareholders:
From net investment income
Institutional Class	(1,746)	(2,553)	0	0
Class P	(3,101)	(5,752)	0	0
Class D	(848)	(1,023)	0	0
Class A	(8,671)	(9,496)	0	0
Class C	(8,146)	(8,670)	0	0
Class R	(4)^	(11)	0	0
From net realized capital gains
Institutional Class	(2,576)	(1,739)	(2,579)	(1,891)
Class P	(5,302)	(4,480)	(3,075)	(1,253)
Class D	(1,876)	(690)	(641)	(248)
Class A	(16,603)	(7,435)	(1,768)	(961)
Class C	(19,121)	(8,792)	(1,826)	(787)
Class R	(18)^	(11)	0	0

Total Distributions(a)	(68,012)	(50,652)	(9,889)	(5,140)

Portfolio Share Transactions:
Net increase (decrease) resulting from Fund share transactions**	(328,333)	43,260	14,235	(622,945)

Total (Decrease) in Net Assets	(494,429)	(21,256)	(16,724)	(632,478)

Net Assets:
Beginning of year	934,262	955,518	865,108	1,497,586
End of year*	$439,833	$934,262	$848,384	$865,108

* Including undistributed (overdistributed) net investment income of:	$(1,410)	$(162)	$690	$89

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Class R Shares liquidated at the close of business on January 22, 2016.
**	See Note 12 in the Notes to Financial Statements.
(a)	The tax characterization of distributions is determined in accordance with federal income tax regulations. See Note 2(d) in the Notes to Financial Statements for more information.

ANNUAL REPORT	JUNE 30, 2016	19

Statement of Cash Flows

Year Ended June 30, 2016
(Amounts in thousands)	PIMCO EqS® Long/Short Fund

Cash Flows (Used for) Operating Activities:

Net (decrease) in net assets resulting from operations	$(21,070)

Adjustments to Reconcile Net (Decrease) in Net Assets from Operations to Net Cash (Used for) Operating Activities:
Purchases of long-term securities	(3,681,380)
Proceeds from sales of long-term securities	3,770,658
Purchases of short-term portfolio investments, net	(215,123)
Decrease in deposits with counterparty	104,900
Decrease in receivable for investments sold	257,691
Decrease in interest and/or dividends receivable	116
(Increase) in dividends receivable from Affiliates	(125)
Payments on exchange-traded or centrally cleared financial derivative instruments	(2,739)
Proceeds from over the counter financial derivative instruments	1,246
(Increase) in reimbursement receivable from PIMCO	(46)
(Decrease) in payable for investments purchased	(131,552)
Increase in deposits from counterparty	420
(Decrease) in accrued investment advisory fees	(11)
(Decrease) in accrued supervisory and administrative fees	(1)
Increase in accrued distribution fees	7
(Decrease) in accrued servicing fees	(4)
Payments on short sales transactions, net	(91,927)
Payments on foreign currency transactions	(609)
(Decrease) in other liabilities	(33)
Net Realized (Gain) Loss
Investments in securities	25,478
Investments in Affiliates	1,105
Exchange-traded or centrally cleared financial derivative instruments	4,660
Over the counter financial derivative instruments	(1,245)
Short sales	(35,120)
Foreign currency	594
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	6,585
Investments in Affiliates	(43)
Exchange-traded or centrally cleared financial derivative instruments	(2,144)
Over the counter financial derivative instruments	640
Short sales	5,146
Foreign currency assets and liabilities	15
Net amortization (accretion) on investments	115

Net Cash (Used for) Operating Activities	(3,796)

Cash Flows Received from Financing Activities:
Proceeds from shares sold	620,572
Payments on shares redeemed	(616,806)
Cash dividend paid*	(44)

Net Cash Received from Financing Activities	3,722

Net (Decrease) in Cash and Foreign Currency	(74)

Cash and Foreign Currency:
Beginning of year	76
End of year	$2

* Reinvestment of distributions	$9,845

Supplemental Disclosure of Cash Flow Information:
Interest expense paid during the year	$2,937

20	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments PIMCO Dividend and Income Fund

June 30, 2016

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.7%

ASSET-BACKED SECURITIES 3.8%

CAYMAN ISLANDS 0.3%
ACAS CLO Ltd.
2.081% due 10/25/2025 (a)	$750	$750
Mariner CLO LLC
2.221% due 07/23/2026 (a)	700	700
Trainer Wortham First Republic CBO Ltd.
1.834% due 11/06/2038	144	141

Total Cayman Islands		1,591

UNITED STATES 3.5%
Conseco Financial Corp.
6.280% due 09/01/2030	643	683
Credit Suisse First Boston Mortgage Securities Corp.
1.073% due 01/25/2032	1,553	1,338
EMC Mortgage Loan Trust
1.521% due 02/25/2041	39	38
HSI Asset Securitization Corp. Trust
0.623% due 12/25/2036	5,713	2,335
Morgan Stanley Home Equity Loan Trust
0.553% due 12/25/2036	2,138	1,193
Residential Asset Securities Corp. Trust
1.338% due 01/25/2034	2,274	2,046
SMB Private Education Loan Trust
1.142% due 02/15/2023	1,583	1,583
1.342% due 07/15/2022	274	274
Structured Asset Investment Loan Trust
0.603% due 09/25/2036	7,070	5,821

Total United States		15,311

Total Asset-Backed Securities (Cost $16,915)		16,902

BANK LOAN OBLIGATIONS 0.6%

UNITED STATES 0.6%
Energy Future Intermediate Holding Co. LLC
4.250% due 12/19/2016	1,617	1,616
Hilton Worldwide Finance LLC
3.500% due 10/26/2020	300	301
iHeartCommunications, Inc.
7.210% due 01/30/2019	300	220
Las Vegas Sands LLC
3.250% due 12/19/2020	400	400
OGX (13.000% PIK)
13.000% due 04/10/2049 (b)	15	13

Total Bank Loan Obligations (Cost $2,630)		2,550

	SHARES
COMMON STOCKS 81.7%

AUSTRALIA 1.2%

CONSUMER DISCRETIONARY 0.1%
Myer Holdings Ltd.	447,637	378

CONSUMER STAPLES 0.2%
Coca-Cola Amatil Ltd.	44,693	276
Metcash Ltd. (c)	287,431	412

		688

ENERGY 0.1%
Woodside Petroleum Ltd.	30,109	611

FINANCIALS 0.1%
AMP Ltd.	66,202	258
Genworth Mortgage Insurance Australia Ltd.	106,963	222

		480

	SHARES	MARKET VALUE (000S)
HEALTH CARE 0.1%
Primary Health Care Ltd.	99,443	$296

INDUSTRIALS 0.2%
WorleyParsons Ltd.	142,765	783

MATERIALS 0.4%
CSR Ltd.	113,985	313
Fortescue Metals Group Ltd.	392,244	1,050
Orica Ltd.	30,157	280
OZ Minerals Ltd.	82,403	354

		1,997

Total Australia		5,233

AUSTRIA 0.4%

ENERGY 0.2%
OMV AG	26,387	742

FINANCIALS 0.1%
Raiffeisen Bank International AG	47,328	598

MATERIALS 0.1%
voestalpine AG	11,147	375

Total Austria		1,715

BELGIUM 0.1%

CONSUMER DISCRETIONARY 0.0%
D’ieteren S.A.	4,506	196

TELECOMMUNICATION SERVICES 0.1%
Proximus S.A.	13,733	436

Total Belgium		632

BRAZIL 0.0%

ENERGY 0.0%
OGX Petroleo e Gas S.A. SP - ADR	6,334	0

Total Brazil		0

CANADA 2.4%

ENERGY 0.5%
Baytex Energy Corp.	57,942	336
Bonavista Energy Corp.	120,109	307
Enerplus Corp.	100,892	665
Husky Energy, Inc.	61,350	749

		2,057

FINANCIALS 0.8%
Canadian Imperial Bank of Commerce (i)	25,303	1,900
Genworth MI Canada, Inc.	8,143	209
IGM Financial, Inc.	8,102	220
National Bank of Canada	17,178	588
Power Corp. of Canada	22,086	470
Power Financial Corp.	7,263	167

		3,554

INDUSTRIALS 0.0%
Russel Metals, Inc.	12,329	218

	SHARES	MARKET VALUE (000S)
MATERIALS 0.8%
IAMGOLD Corp. (c)	112,832	$467
Teck Resources Ltd. ‘B’	220,782	2,907

		3,374

TELECOMMUNICATION SERVICES 0.1%
Manitoba Telecom Services, Inc.	11,049	324

UTILITIES 0.2%
Atco Ltd. ‘I’	14,484	508
TransAlta Corp.	111,278	579

		1,087

Total Canada		10,614

DENMARK 0.3%

INDUSTRIALS 0.2%
AP Moeller - Maersk A/S ‘B’	847	1,106

TELECOMMUNICATION SERVICES 0.1%
TDC A/S	91,544	449

Total Denmark		1,555

FINLAND 0.3%

MATERIALS 0.1%
Stora Enso OYJ ‘R’	50,157	403

UTILITIES 0.2%
Fortum OYJ	46,915	754

Total Finland		1,157

FRANCE 6.0%

CONSUMER DISCRETIONARY 0.8%
Cie Generale des Etablissements Michelin	11,044	1,041
Lagardere S.C.A.	33,119	720
Vivendi S.A.	93,351	1,747

		3,508

CONSUMER STAPLES 0.2%
Casino Guichard Perrachon S.A.	11,492	638

ENERGY 1.0%
Total S.A.	92,182	4,421

FINANCIALS 0.7%
CNP Assurances	12,644	186
Societe Generale S.A.	89,805	2,810

		2,996

HEALTH CARE 1.2%
Sanofi	65,314	5,427

INDUSTRIALS 0.6%
Bouygues S.A.	23,003	659
Vinci S.A.	25,652	1,810

		2,469

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2016	21

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

	SHARES	MARKET VALUE (000S)
TELECOMMUNICATION SERVICES 0.6%
Orange S.A.	173,866	$2,827

UTILITIES 0.9%
Electricite de France S.A.	75,992	921
Engie S.A.	189,079	3,036

		3,957

Total France		26,243

GERMANY 3.2%

CONSUMER DISCRETIONARY 0.3%
Bayerische Motoren Werke AG	18,504	1,347

CONSUMER STAPLES 0.3%
METRO AG	30,850	949
Suedzucker AG	15,612	344

		1,293

FINANCIALS 0.3%
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	9,473	1,589

HEALTH CARE 0.1%
Rhoen Klinikum AG	10,332	302

INDUSTRIALS 0.4%
Bilfinger SE	9,934	291
Deutsche Lufthansa AG	117,222	1,378

		1,669

MATERIALS 0.6%
BASF SE	22,702	1,741
Evonik Industries AG	14,198	423
K+S AG	15,113	309

		2,473

UTILITIES 1.2%
E.ON SE	266,317	2,689
RWE AG	163,478	2,603

		5,292

Total Germany		13,965

HONG KONG 0.5%

CONSUMER DISCRETIONARY 0.1%
SJM Holdings Ltd.	480,000	295

CONSUMER STAPLES 0.1%
Swire Pacific Ltd. ‘A’	55,500	628

FINANCIALS 0.1%
Kerry Properties Ltd.	92,000	229
Shimao Property Holdings Ltd.	271,000	345
Wheelock & Co. Ltd.	59,000	278

		852

INDUSTRIALS 0.1%
Noble Group Ltd.	2,548,600	386

	SHARES	MARKET VALUE (000S)
INFORMATION TECHNOLOGY 0.1%
Kingboard Chemical Holdings Ltd.	112,000	$223

Total Hong Kong		2,384

ISRAEL 0.4%

FINANCIALS 0.1%
Bank Leumi Le-Israel BM (c)	173,129	608

MATERIALS 0.1%
Israel Chemicals Ltd.	92,474	360

TELECOMMUNICATION SERVICES 0.2%
Bezeq The Israeli Telecommunication Corp. Ltd.	336,980	668

Total Israel		1,636

ITALY 1.7%

ENERGY 0.8%
Eni SpA	215,328	3,468

FINANCIALS 0.2%
Poste Italiane SpA	111,815	743

UTILITIES 0.7%
Enel SpA	598,540	2,657
Snam SpA	69,535	416

		3,073

Total Italy		7,284

JAPAN 8.9%

CONSUMER DISCRETIONARY 1.0%
Aisin Seiki Co. Ltd.	10,200	415
Benesse Holdings, Inc.	19,000	446
Daihatsu Motor Co. Ltd.	28,000	365
Fuji Media Holdings, Inc.	30,200	340
Nikon Corp.	41,800	566
Nissan Motor Co. Ltd.	142,100	1,268
Onward Holdings Co. Ltd.	35,000	218
Sumitomo Rubber Industries Ltd.	22,300	298
Yamada Denki Co. Ltd.	92,000	486

		4,402

CONSUMER STAPLES 0.2%
Coca-Cola West Co. Ltd.	14,200	402
UNY Group Holdings Co. Ltd.	48,300	406

		808

ENERGY 0.3%
Idemitsu Kosan Co. Ltd.	16,600	361
JX Holdings, Inc.	204,500	798

		1,159

FINANCIALS 1.7%
Daito Trust Construction Co. Ltd.	2,300	373
Mitsubishi UFJ Financial Group, Inc.	547,200	2,453
Mizuho Financial Group, Inc.	1,040,600	1,498
Nishi-Nippon City Bank Ltd.	114,000	200
Resona Holdings, Inc.	190,900	698

	SHARES	MARKET VALUE (000S)
Sumitomo Mitsui Financial Group, Inc.	57,000	$1,646
Sumitomo Mitsui Trust Holdings, Inc.	188,000	612

		7,480

HEALTH CARE 0.5%
Daiichi Sankyo Co. Ltd.	38,700	940
Takeda Pharmaceutical Co. Ltd.	26,100	1,126

		2,066

INDUSTRIALS 1.8%
Hitachi Construction Machinery Co. Ltd.	22,900	334
Hoya Corp.	11,000	393
ITOCHU Corp.	57,400	702
Japan Airlines Co. Ltd.	18,700	602
Komatsu Ltd.	44,200	768
Marubeni Corp.	204,300	923
Mitsubishi Corp.	45,600	803
Mitsui & Co. Ltd.	115,300	1,376
Nippon Yusen KK	316,000	556
Sumitomo Corp.	101,400	1,022
West Japan Railway Co.	5,700	361

		7,840

INFORMATION TECHNOLOGY 1.8%
Canon, Inc.	75,100	2,144
Fujitsu Ltd.	353,000	1,298
Hitachi Ltd.	603,000	2,527
Ibiden Co. Ltd.	23,900	270
Nippon Electric Glass Co. Ltd.	90,000	376
Ricoh Co. Ltd.	147,000	1,274

		7,889

MATERIALS 0.7%
Asahi Glass Co. Ltd.	123,000	667
Denka Co. Ltd.	47,000	190
DIC Corp.	13,000	272
Mitsubishi Chemical Holdings Corp.	197,400	905
Rengo Co. Ltd.	59,000	382
Showa Denko KK	41,700	393
Sumitomo Metal Mining Co. Ltd.	21,000	214
Ube Industries Ltd.	128,000	212

		3,235

TELECOMMUNICATION SERVICES 0.8%
Nippon Telegraph & Telephone Corp.	49,600	2,326
NTT DOCOMO, Inc.	46,500	1,254

		3,580

UTILITIES 0.1%
Chugoku Electric Power Co., Inc.	26,900	342
Hokuriku Electric Power Co.	26,000	322

		664

Total Japan		39,123

LUXEMBOURG 0.4%

CONSUMER DISCRETIONARY 0.1%
RTL Group S.A.	2,588	212

22	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2016

	SHARES	MARKET VALUE (000S)
MATERIALS 0.3%
ArcelorMittal	301,666	$1,375

Total Luxembourg		1,587

MEXICO 0.0%

CONSUMER DISCRETIONARY 0.0%
Desarrolladora Homex S.A.B. de C.V. (c)	41,996	4

Total Mexico		4

NETHERLANDS 3.1%

CONSUMER STAPLES 0.4%
Koninklijke Ahold NV	73,974	1,634

ENERGY 2.3%
Fugro NV	18,286	322
Royal Dutch Shell PLC ‘A’	354,437	9,722

		10,044

INDUSTRIALS 0.2%
Koninklijke Philips NV	45,597	1,132

TELECOMMUNICATION SERVICES 0.2%
Koninklijke KPN NV	175,721	626
VimpelCom Ltd. SP - ADR	62,204	242

		868

Total Netherlands		13,678

NEW ZEALAND 0.1%

TELECOMMUNICATION SERVICES 0.1%
Spark New Zealand Ltd.	208,567	530

Total New Zealand		530

NORWAY 0.8%

CONSUMER STAPLES 0.1%
Marine Harvest ASA	28,713	484

ENERGY 0.6%
Statoil ASA	171,487	2,963

FINANCIALS 0.1%
Gjensidige Forsikring ASA	13,681	228

Total Norway		3,675

PORTUGAL 0.1%

UTILITIES 0.1%
EDP - Energias de Portugal S.A.	163,675	501

Total Portugal		501

SINGAPORE 0.1%

CONSUMER STAPLES 0.1%
Keppel Corp. Ltd.	116,900	482

Total Singapore		482

SPAIN 2.5%

CONSUMER STAPLES 0.1%
Distribuidora Internacional de Alimentacion S.A.	53,878	315

	SHARES	MARKET VALUE (000S)
FINANCIALS 1.2%
Banco Santander S.A.	1,271,866	$4,936
Mapfre S.A.	118,386	260

		5,196

INDUSTRIALS 0.3%
Abertis Infraestructuras S.A.	20,280	299
ACS Actividades de Construccion y Servicios S.A.	25,367	696
Obrascon Huarte Lain S.A.	54,752	193

		1,188

TELECOMMUNICATION SERVICES 0.5%
Telefonica S.A.	260,631	2,474

UTILITIES 0.4%
Endesa S.A.	89,380	1,793

Total Spain		10,966

SWEDEN 0.6%

FINANCIALS 0.1%
Ratos AB ‘B’	48,162	235

HEALTH CARE 0.1%
Getinge AB ‘B’	11,877	245

INDUSTRIALS 0.1%
Skanska AB ‘B’	12,285	257

TELECOMMUNICATION SERVICES 0.3%
Tele2 AB ‘B’	108,352	952
TeliaSonera AB	159,680	756

		1,708

Total Sweden		2,445

SWITZERLAND 2.0%

CONSUMER DISCRETIONARY 0.1%
Garmin Ltd.	5,653	240

FINANCIALS 1.3%
Baloise Holding AG	3,256	362
Swiss Life Holding AG	4,284	990
Swiss Re AG	21,651	1,891
Zurich Insurance Group AG	9,984	2,470

		5,713

HEALTH CARE 0.5%
Roche Holding AG	8,924	2,355

TELECOMMUNICATION SERVICES 0.1%
Swisscom AG	1,125	559

Total Switzerland		8,867

UNITED KINGDOM 8.0%

CONSUMER DISCRETIONARY 0.4%
Home Retail Group PLC	234,409	480
Kingfisher PLC	202,749	871
Marks & Spencer Group PLC	135,096	578

		1,929

	SHARES	MARKET VALUE (000S)
CONSUMER STAPLES 0.9%
British American Tobacco PLC	40,130	$2,602
J Sainsbury PLC	195,850	610
Tate & Lyle PLC	29,478	264
WM Morrison Supermarkets PLC	213,335	535

		4,011

ENERGY 1.4%
BP PLC	1,072,875	6,280

FINANCIALS 2.8%
Barclays PLC	1,477,262	2,748
HSBC Holdings PLC	1,169,602	7,246
Standard Chartered PLC	271,746	2,062

		12,056

HEALTH CARE 0.8%
GlaxoSmithKline PLC	152,197	3,268

INDUSTRIALS 0.3%
BAE Systems PLC	134,084	939
Firstgroup PLC (c)	163,402	219
Stagecoach Group PLC	55,414	171

		1,329

TELECOMMUNICATION SERVICES 0.5%
Vodafone Group PLC	748,958	2,284

UTILITIES 0.9%
Centrica PLC	410,739	1,242
Drax Group PLC	79,697	346
National Grid PLC	136,197	2,003
Severn Trent PLC	14,348	468

		4,059

Total United Kingdom		35,216

UNITED STATES 38.6%

CONSUMER DISCRETIONARY 2.3%
Abercrombie & Fitch Co. ‘A’	32,667	582
Coach, Inc.	6,392	260
Dillard’s, Inc. ‘A’	8,818	534
Ford Motor Co.	76,866	966
Gap, Inc.	57,047	1,211
Goodyear Tire & Rubber Co.	7,916	203
Guess?, Inc.	21,760	327
Kohl’s Corp.	42,739	1,621
Macy’s, Inc.	20,105	676
Mattel, Inc.	10,388	325
Regal Entertainment Group ‘A’	9,930	219
Rent-A-Center, Inc.	22,032	271
Time, Inc.	22,232	366
Tupperware Brands Corp.	5,635	317
Viacom, Inc. ‘B’	38,242	1,586
Weight Watchers International, Inc. (c)	30,989	360
Wynn Resorts Ltd.	4,565	414

		10,238

CONSUMER STAPLES 3.2%
Altria Group, Inc.	30,484	2,102
Avon Products, Inc.	224,208	847

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2016	23

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

	SHARES	MARKET VALUE (000S)
Bunge Ltd.	4,881	$289
Herbalife Ltd. (c)	13,093	766
Kimberly-Clark Corp.	4,195	577
Philip Morris International, Inc.	48,357	4,919
Wal-Mart Stores, Inc.	62,163	4,539

		14,039

ENERGY 8.4%
Apache Corp.	21,101	1,175
Chesapeake Energy Corp. (c)	436,669	1,869
Chevron Corp.	76,595	8,029
ConocoPhillips	78,556	3,425
Denbury Resources, Inc.	90,721	326
Diamond Offshore Drilling, Inc.	15,006	365
Exxon Mobil Corp.	128,241	12,021
Hess Corp.	21,739	1,306
HollyFrontier Corp.	21,865	520
Marathon Oil Corp.	92,599	1,390
Marathon Petroleum Corp.	32,109	1,219
Murphy Oil Corp.	29,768	945
National Oilwell Varco, Inc.	30,539	1,028
Occidental Petroleum Corp.	22,261	1,682
Spectra Energy Corp.	11,164	409
Valero Energy Corp.	20,482	1,045

		36,754

FINANCIALS 4.0%
Aflac, Inc.	9,319	672
American International Group, Inc.	66,829	3,535
American National Insurance Co.	1,198	136
Assurant, Inc.	8,097	699
Booz Allen Hamilton Holding Corp.	18,857	559
Capital One Financial Corp.	13,738	872
Discover Financial Services	12,465	668
Fifth Third Bancorp	11,470	202
JPMorgan Chase & Co.	68,454	4,254
Loews Corp.	13,419	551
Navient Corp.	61,541	735
People’s United Financial, Inc.	16,943	248
Progressive Corp.	11,658	391
Reinsurance Group of America, Inc.	2,407	233
Santander Consumer USA Holdings, Inc. (c)	25,136	260
SLM Corp. (c)	79,888	494
Travelers Cos., Inc.	21,330	2,539
Western Union Co.	29,418	564

		17,612

HEALTH CARE 5.2%
Anthem, Inc.	25,021	3,286
Baxter International, Inc.	14,486	655
HCA Holdings, Inc. (c)	29,850	2,299
Johnson & Johnson	46,533	5,644
Pfizer, Inc.	285,616	10,057
Quest Diagnostics, Inc.	8,444	687

		22,628

INDUSTRIALS 1.7%
Caterpillar, Inc.	20,921	1,586
Deere & Co.	19,270	1,562
Emerson Electric Co.	25,150	1,312
Joy Global, Inc.	22,500	476

	SHARES	MARKET VALUE (000S)
L-3 Communications Holdings, Inc.	5,496	$806
Norfolk Southern Corp.	9,732	828
RR Donnelley & Sons Co.	13,507	228
Waste Management, Inc.	10,861	720

		7,518

INFORMATION TECHNOLOGY 4.5%
CA, Inc.	18,589	610
Corning, Inc.	47,966	983
Dun & Bradstreet Corp.	1,864	227
Intel Corp.	196,607	6,449
International Business Machines Corp.	53,224	8,078
Jabil Circuit, Inc.	11,005	203
Lexmark International, Inc. ‘A’	9,211	348
Pitney Bowes, Inc.	25,371	452
Seagate Technology PLC	62,894	1,532
Xerox Corp.	97,593	926

		19,808

MATERIALS 1.7%
Armstrong World Industries, Inc. (c)	13,456	527
CF Industries Holdings, Inc.	19,675	474
Domtar Corp.	18,200	637
Freeport-McMoRan, Inc.	205,756	2,292
LyondellBasell Industries NV ‘A’	14,675	1,092
Mosaic Co.	46,607	1,220
Newmont Mining Corp.	29,254	1,145
Reliance Steel & Aluminum Co.	3,285	253

		7,640

TELECOMMUNICATION SERVICES 4.2%
AT&T, Inc.	237,736	10,273
CenturyLink, Inc.	65,098	1,888
Frontier Communications Corp.	114,962	568
Telephone & Data Systems, Inc.	6,846	203
Verizon Communications, Inc.	101,970	5,694

		18,626

UTILITIES 3.4%
Ameren Corp.	18,140	972
American Electric Power Co., Inc.	18,257	1,280
CenterPoint Energy, Inc.	29,038	697
Consolidated Edison, Inc.	20,531	1,651
Entergy Corp.	20,152	1,639
Exelon Corp.	37,617	1,368
FirstEnergy Corp.	50,806	1,774
Great Plains Energy, Inc.	15,061	458
Pinnacle West Capital Corp.	7,423	602
PPL Corp.	24,777	935
Public Service Enterprise Group, Inc.	20,490	955
Southern Co.	26,660	1,430
Vectren Corp.	5,838	307
Xcel Energy, Inc.	18,620	834

		14,902

Total United States		169,765

Total Common Stocks (Cost $362,242)		359,257

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 5.3%

AUSTRIA 0.0%

INDUSTRIALS 0.0%
OGX Austria GmbH
8.500% due 06/01/2018 ^		$200	$0
8.375% due 04/01/2022 ^		200	0

			0

Total Austria			0

BRAZIL 0.3%

UTILITIES 0.3%
Petrobras Global Finance BV
5.375% due 01/27/2021		681	630
2.768% due 01/15/2019		391	354
4.375% due 05/20/2023		45	37
4.875% due 03/17/2020		243	228
3.536% due 03/17/2020		31	27
4.250% due 10/02/2023	EUR	100	90
6.250% due 12/14/2026	GBP	100	107
6.850% due 06/05/2115		$88	67
6.875% due 01/20/2040		2	2

			1,542

Total Brazil			1,542

CAYMAN ISLANDS 0.0%

UTILITIES 0.0%
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2022		150	43

Total Cayman Islands			43

DENMARK 0.7%

BANKING & FINANCE 0.7%
Nykredit Realkredit A/S
3.000% due 10/01/2047	DKK	10,300	1,580
Realkredit Danmark A/S
2.000% due 04/01/2017		8,800	1,336

			2,916

Total Denmark			2,916

FRANCE 0.4%

BANKING & FINANCE 0.1%
BPCE S.A.
12.500% due 09/30/2019 (g)		$100	124
12.500% due 09/30/2019 (g)	EUR	300	440

			564

INDUSTRIALS 0.3%
Numericable SFR S.A.
7.375% due 05/01/2026		$1,400	1,386

Total France			1,950

IRELAND 0.1%

BANKING & FINANCE 0.0%
Vnesheconombank Via VEB Finance PLC
6.902% due 07/09/2020		100	109

INDUSTRIALS 0.1%
Russian Railways via RZD Capital PLC
7.487% due 03/25/2031	GBP	300	436

Total Ireland			545

24	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2016

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
LUXEMBOURG 0.5%

BANKING & FINANCE 0.2%
Sberbank of Russia Via SB Capital S.A.
3.352% due 11/15/2019	EUR	200	$234
6.125% due 02/07/2022		$400	443

			677

UTILITIES 0.3%
Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022		300	297
6.000% due 11/27/2023		300	322
Gazprom OAO Via Gaz Capital S.A.
9.250% due 04/23/2019		600	693
5.999% due 01/23/2021		30	33
6.605% due 02/13/2018	EUR	50	60

			1,405

Total Luxembourg			2,082

MEXICO 0.0%

INDUSTRIALS 0.0%
Corp. GEO S.A.B. de C.V.
8.875% due 03/27/2022 ^		$300	0
9.250% due 06/30/2020 ^		100	0

			0

Total Mexico			0

NETHERLANDS 0.3%

BANKING & FINANCE 0.3%
Citycon Treasury BV
2.500% due 10/01/2024	EUR	800	965
Cooperatieve Rabobank UA
6.625% due 06/29/2021 (g)		200	223

			1,188

INDUSTRIALS 0.0%
Schaeffler Holding Finance BV (6.875% Cash or 6.875% PIK)
6.875% due 08/15/2018 (b)		38	42

Total Netherlands			1,230

UNITED KINGDOM 1.4%

BANKING & FINANCE 1.2%
Barclays Bank PLC
14.000% due 06/15/2019 (g)	GBP	300	485
Barclays PLC
7.875% due 09/15/2022 (g)		300	361
Co-operative Group Holdings Ltd.
6.875% due 07/08/2020		200	284
HSBC Holdings PLC
3.600% due 05/25/2023		$200	205
3.900% due 05/25/2026		284	294
Lloyds Banking Group PLC
7.875% due 06/27/2029 (g)	GBP	400	505
7.625% due 06/27/2023 (g)		200	252
Mitchells & Butlers Finance PLC
1.022% due 12/15/2030		154	173
Royal Bank of Scotland Group PLC
7.500% due 08/10/2020 (g)		$360	332
8.000% due 08/10/2025 (g)		750	701
2.500% due 03/22/2023	EUR	350	385
Royal Bank of Scotland PLC
9.500% due 03/16/2022		$200	208
Tesco Property Finance PLC
5.744% due 04/13/2040	GBP	481	609
6.052% due 10/13/2039		445	592

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TIG FinCo PLC
8.500% due 03/02/2020	GBP	60	$81

			5,467

INDUSTRIALS 0.2%
Enterprise Inns PLC
6.875% due 02/15/2021		200	280
Marstons Issuer PLC
5.641% due 07/15/2035		200	243
Spirit Issuer PLC
6.582% due 12/28/2027		200	276
3.253% due 12/28/2031		22	27
Unique Pub Finance Co. PLC
5.659% due 06/30/2027		49	65

			891

Total United Kingdom			6,358

UNITED STATES 1.5%

BANKING & FINANCE 1.0%
Blackstone CQP Holdco LP
9.296% due 03/19/2019		$314	314
Cantor Fitzgerald LP
7.875% due 10/15/2019		280	315
CIT Group, Inc.
3.875% due 02/19/2019		378	381
International Lease Finance Corp.
6.250% due 05/15/2019		1,110	1,198
7.125% due 09/01/2018		325	358
Navient Corp.
8.000% due 03/25/2020		500	512
Springleaf Finance Corp.
8.250% due 12/15/2020		980	985
6.900% due 12/15/2017		200	208

			4,271

INDUSTRIALS 0.5%
Anheuser-Busch InBev Finance, Inc.
2.650% due 02/01/2021		16	17
3.300% due 02/01/2023		16	17
4.700% due 02/01/2036		20	23
4.900% due 02/01/2046		20	23
3.650% due 02/01/2026		15	16
Caesars Entertainment Operating Co., Inc.
8.500% due 02/15/2020 (h)		291	269
9.000% due 02/15/2020 (h)		244	226
11.250% due 06/01/2017 (h)		309	287
CVS Pass-Through Trust
8.353% due 07/10/2031		84	111
Diamond 1 Finance Corp.
5.450% due 06/15/2023		20	21
Express Scripts Holding Co.
3.400% due 03/01/2027 (a)		22	22
4.800% due 07/15/2046 (a)		18	18
3.000% due 07/15/2023 (a)		12	12
iHeartCommunications, Inc.
9.000% due 03/01/2021		3	2
9.000% due 12/15/2019		54	41
9.000% due 09/15/2022		677	472
Oracle Corp.
3.850% due 07/15/2036 (a)		16	16
4.000% due 07/15/2046 (a)		24	24
1.900% due 09/15/2021 (a)		49	49
2.400% due 09/15/2023 (a)		33	33
2.650% due 07/15/2026 (a)		41	41
Sabine Pass LNG LP
7.500% due 11/30/2016		385	393

			2,133

UTILITIES 0.0%
AT&T, Inc.
2.800% due 02/17/2021		8	8

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.600% due 02/17/2023		$8	$9
4.125% due 02/17/2026		14	15
5.650% due 02/15/2047		8	9

			41

Total United States			6,445

VENEZUELA 0.1%

INDUSTRIALS 0.1%
Petroleos de Venezuela S.A.
8.500% due 11/02/2017		400	281

Total Venezuela			281

Total Corporate Bonds & Notes (Cost $24,428)			23,392

NON-AGENCY MORTGAGE-BACKED SECURITIES 3.0%

UNITED KINGDOM 0.4%
Eurosail PLC
1.524% due 06/13/2045	GBP	630	713
Grifonas Finance PLC
0.152% due 08/28/2039	EUR	467	373
Juno Eclipse Ltd.
0.000% due 11/20/2022 (c)		454	497
RMAC PLC
0.814% due 06/12/2036	GBP	339	399

Total United Kingdom			1,982

UNITED STATES 2.6%
American Home Mortgage Assets Trust
6.250% due 06/25/2037		$140	108
Banc of America Alternative Loan Trust
6.000% due 04/25/2036 ^		70	62
6.000% due 06/25/2046 ^		39	32
6.000% due 07/25/2046 ^		148	129
Banc of America Funding Trust
3.023% due 05/20/2036 ^		33	30
Banc of America Mortgage Trust
4.881% due 11/20/2046 ^		15	12
6.000% due 10/25/2036 ^		39	33
Bear Stearns Mortgage Funding Trust
7.000% due 08/25/2036		185	176
Chase Mortgage Finance Trust
2.742% due 09/25/2036 ^		86	75
Countrywide Alternative Loan Resecuritization Trust
6.000% due 05/25/2036 ^		40	30
Countrywide Alternative Loan Trust
1.153% due 10/25/2037 ^		6,620	2,072
6.000% due 06/25/2036 ^		210	168
6.000% due 02/25/2037 ^		192	130
6.000% due 06/25/2037 ^		639	475
6.250% due 12/25/2036 ^		39	28
Countrywide Home Loan Mortgage Pass-Through Trust
0.953% due 07/25/2037 ^		32	19
2.760% due 09/25/2037 ^		115	96
Credit Suisse First Boston Mortgage Securities Corp.
6.000% due 11/25/2035 ^		24	15
6.000% due 01/25/2036		60	45
Credit Suisse Mortgage Capital Certificates
2.356% due 12/29/2037		202	118
Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.000% due 03/25/2037 ^		3	3
6.750% due 08/25/2036 ^		28	22
First Horizon Alternative Mortgage Securities Trust
2.809% due 06/25/2036		670	547
HSI Asset Loan Obligation Trust
6.000% due 06/25/2037 ^		18	15
IndyMac Mortgage Loan Trust
2.590% due 06/25/2037		229	126
JPMorgan Alternative Loan Trust
1.829% due 05/26/2037		126	113

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2016	25

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JPMorgan Mortgage Trust
6.500% due 07/25/2036 ^	$110	$81
Merrill Lynch Mortgage Investors Trust
2.821% due 03/25/2036 ^	21	14
Residential Accredit Loans, Inc. Trust
0.853% due 10/25/2045	160	114
5.500% due 03/25/2037	742	573
6.250% due 03/25/2037 ^	58	47
Residential Funding Mortgage Securities, Inc. Trust
6.000% due 10/25/2036 ^	15	14
Structured Adjustable Rate Mortgage Loan Trust
2.872% due 10/25/2036 ^	3,601	2,656
Wells Fargo Alternative Loan Trust
3.083% due 07/25/2037 ^	2,241	1,901
Wells Fargo Commercial Mortgage Trust
3.412% due 09/15/2058	1,156	1,238

Total United States		11,317

Total Non-Agency Mortgage-Backed Securities (Cost $14,889)		13,299

MUNICIPAL BONDS & NOTES 0.2%

ILLINOIS 0.0%
Illinois State General Obligation Bonds, (BABs), Series 2010
6.630% due 02/01/2035	15	16
Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033	120	114

Total Illinois		130

MICHIGAN 0.0%
Michigan Tobacco Settlement Finance Authority Revenue Bonds, Series 2006
7.309% due 06/01/2034	220	214

Total Michigan		214

VIRGINIA 0.1%
Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007
6.706% due 06/01/2046	385	325

Total Virginia		325

WEST VIRGINIA 0.1%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	365	348

Total West Virginia		348

Total Municipal Bonds & Notes (Cost $916)		1,017

		SHARES	MARKET VALUE (000S)
PREFERRED STOCKS 0.2%

GERMANY 0.2%

INDUSTRIALS 0.2%
Volkswagen AG		7,658	$928

Total Preferred Stocks (Cost $1,075)			928

REAL ESTATE INVESTMENT TRUSTS 0.5%

CANADA 0.1%

FINANCIALS 0.1%
Dream Office Real Estate Investment Trust		19,566	282

Total Canada			282

UNITED STATES 0.4%

FINANCIALS 0.4%
Annaly Capital Management, Inc.		67,491	747
Chimera Investment Corp.		13,818	217
Corrections Corp. of America		7,362	258
Hospitality Properties Trust		8,649	249
Iron Mountain, Inc.		12,104	482

			1,953

Total United States			1,953

Total Real Estate Investment Trusts (Cost $2,182)			2,235

RIGHTS 0.0%

HONG KONG 0.0%

INDUSTRIALS 0.0%
Noble Group Ltd.		2,548,600	170

Total Hong Kong			170

SPAIN 0.0%

INDUSTRIALS 0.0%
ACS Actividades de Construccion y Servicios S.A.		25,367	18

Total Spain			18

Total Rights (Cost $124)			188

		PRINCIPAL AMOUNT (000S)
SOVEREIGN ISSUES 0.3%

BRAZIL 0.1%
Brazil Notas do Tesouro Nacional Bond
6.000% due 05/15/2045 (f)	BRL	1,450	447

Total Brazil			447

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GREECE 0.1%
Republic of Greece Government International Bond
3.800% due 08/08/2017	JPY	39,000	$357
4.500% due 07/03/2017		10,000	91
4.750% due 04/17/2019	EUR	100	101

Total Greece			549

VENEZUELA 0.1%
Venezuela Government International Bond
7.650% due 04/21/2025		$100	41
7.750% due 10/13/2019		200	91

Total Venezuela			132

Total Sovereign Issues (Cost $1,440)			1,128

SHORT-TERM INSTRUMENTS 4.1%

U.S. TREASURY BILLS 4.1%
0.258% due 09/15/2016 - 09/22/2016 (d)(e)		18,000	17,991

Total Short-Term Instruments (Cost $17,990)			17,991

Total Investments in Securities (Cost $444,831)			438,887

		SHARES
INVESTMENTS IN AFFILIATES 1.8%

SHORT-TERM INSTRUMENTS 1.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 1.8%
PIMCO Short-Term Floating NAV Portfolio III		776,393	7,674

Total Short-Term Instruments (Cost $7,673)			7,674

Total Investments in Affiliates (Cost $7,673)			7,674

Total Investments 101.5% (Cost $452,504)			$446,561

Financial Derivative Instruments (j)(k) 0.1% (Cost or Premiums, net $(256))			221

Other Assets and Liabilities, net (1.6)%			(6,949)

Net Assets 100.0%			$439,833

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	When-issued security.
(b)	Payment in-kind security.
(c)	Security did not produce income within the last twelve months.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Principal amount of security is adjusted for inflation.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)	Security is subject to a forbearance agreement entered into by the Fund which forbears the Fund from taking action to, among other things, accelerate and collect payments on the subject note with respect to specified events of default.

26	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2016

(i)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Canadian Imperial Bank of Commerce	06/20/2016	$2,019	$1,900	0.43%

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
British pound currency September Futures	Short	09/2016	56	$448	$64	$0
Euro currency September Futures	Short	09/2016	11	45	4	0
Japanese yen currency September Futures	Short	09/2016	3	(11)	3	0

Total Futures Contracts				$482	$71	$0

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation	Variation Margin
						Asset	Liability
CDX.HY-26 5-Year Index	5.000%	06/20/2021	$930	$31	$9	$4	$0
CDX.IG-26 5-Year Index	1.000	06/20/2021	800	9	4	2	0

				$40	$13	$6	$0

Total Swap Agreements				$40	$13	$6	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2016:

Cash of $318 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$71	$6	$77	$0	$0	$0	$0

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	07/2016	GBP	10,959		$16,069	$1,480	$0
	07/2016		$15,745	GBP	10,959	0	(1,156)
	08/2016	EUR	2,807		$3,087	0	(32)
	08/2016		$774	MXN	14,741	28	0

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2016	27

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received	Unrealized Appreciation/ (Depreciation)
					Asset	Liability
GLM	08/2016	JPY	1,641	$16	$0	$0
HUS	08/2016	GBP	199	262	0	(3)
MSB	08/2016	JPY	399,712	3,937	62	0

Total Forward Foreign Currency Contracts					$1,570	$(1,191)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Counterparty	Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (2)	Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value (3)
							Asset	Liability
DUB	CMBX.NA.AAA.9 Index	0.500%	09/17/2058	$2,300	$(128)	$10	$0	$(118)
MYC	CMBX.NA.AAA.9 Index	0.500	09/17/2058	2,300	(128)	11	0	(117)

					$(256)	$21	$0	$(235)

Total Swap Agreements					$(256)	$21	$0	$(235)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received) as of June 30, 2016:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)	Net Exposure (4)
BOA	$1,508	$0	$0	$1,508	$(1,188)	$0	$0	$(1,188)	$320	$(300)	$20
DUB	0	0	0	0	0	0	(118)	(118)	(118)	0	(118)
HUS	0	0	0	0	(3)	0	0	(3)	(3)	0	(3)
MSB	62	0	0	62	0	0	0	0	62	0	62
MYC	0	0	0	0	0	0	(117)	(117)	(117)	0	(117)

Total Over the Counter	$1,570	$0	$0	$1,570	$(1,191)	$0	$(235)	$(1,426)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

28	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2016

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$71	$0	$71
Swap Agreements	0	6	0	0	0	6

	$0	$6	$0	$71	$0	$77

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,570	$0	$1,570

	$0	$6	$0	$1,641	$0	$1,647

Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,191	$0	$1,191
Swap Agreements	0	235	0	0	0	235

	$0	$235	$0	$1,191	$0	$1,426

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$166	$0	$166
Swap Agreements	0	(1)	0	0	0	(1)

	$0	$(1)	$0	$166	$0	$165

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,413	$0	$3,413

	$0	$(1)	$0	$3,579	$0	$3,578

Net Change in Unrealized Appreciation on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$586	$0	$586
Swap Agreements	0	13	0	0	0	13

	$0	$13	$0	$586	$0	$599

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,807	$0	$1,807
Swap Agreements	0	21	0	0	0	21

	$0	$21	$0	$1,807	$0	$1,828

	$0	$34	$0	$2,393	$0	$2,427

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2016
Investments in Securities, at Value
Asset-Backed Securities
Cayman Islands	$1,450	$141	$0	$1,591
United States	0	15,311	0	15,311
Bank Loan Obligations
United States	0	2,537	13	2,550

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2016
Common Stocks
Australia
Consumer Discretionary	$0	$378	$0	$378
Consumer Staples	0	688	0	688
Energy	0	611	0	611
Financials	0	480	0	480
Health Care	0	296	0	296

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2016	29

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2016
Industrials	$0	$783	$0	$783
Materials	0	1,997	0	1,997
Austria
Energy	0	742	0	742
Financials	0	598	0	598
Materials	0	375	0	375
Belgium
Consumer Discretionary	0	196	0	196
Telecommunication Services	0	436	0	436
Canada
Energy	2,057	0	0	2,057
Financials	3,554	0	0	3,554
Industrials	218	0	0	218
Materials	3,374	0	0	3,374
Telecommunication Services	324	0	0	324
Utilities	1,087	0	0	1,087
Denmark
Industrials	0	1,106	0	1,106
Telecommunication Services	0	449	0	449
Finland
Materials	0	403	0	403
Utilities	0	754	0	754
France
Consumer Discretionary	0	3,508	0	3,508
Consumer Staples	0	638	0	638
Energy	0	4,421	0	4,421
Financials	0	2,996	0	2,996
Health Care	0	5,427	0	5,427
Industrials	0	2,469	0	2,469
Telecommunication Services	0	2,827	0	2,827
Utilities	0	3,957	0	3,957
Germany
Consumer Discretionary	0	1,347	0	1,347
Consumer Staples	0	1,293	0	1,293
Financials	0	1,589	0	1,589
Health Care	0	302	0	302
Industrials	0	1,669	0	1,669
Materials	0	2,473	0	2,473
Utilities	0	5,292	0	5,292
Hong Kong
Consumer Discretionary	0	295	0	295
Consumer Staples	0	628	0	628
Financials	0	852	0	852
Industrials	0	386	0	386
Information Technology	0	223	0	223
Israel
Financials	0	608	0	608
Materials	0	360	0	360
Telecommunication Services	0	668	0	668
Italy
Energy	0	3,468	0	3,468
Financials	0	743	0	743
Utilities	0	3,073	0	3,073
Japan
Consumer Discretionary	0	4,402	0	4,402
Consumer Staples	0	808	0	808
Energy	0	1,159	0	1,159
Financials	0	7,480	0	7,480
Health Care	0	2,066	0	2,066
Industrials	0	7,840	0	7,840
Information Technology	0	7,889	0	7,889
Materials	0	3,235	0	3,235
Telecommunication Services	0	3,580	0	3,580
Utilities	0	664	0	664
Luxembourg
Consumer Discretionary	0	212	0	212
Materials	0	1,375	0	1,375
Mexico
Consumer Discretionary	4	0	0	4
Netherlands
Consumer Staples	0	1,634	0	1,634
Energy	322	9,722	0	10,044
Industrials	0	1,132	0	1,132
Telecommunication Services	242	626	0	868
New Zealand
Telecommunication Services	0	530	0	530

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2016
Norway
Consumer Staples	$0	$484	$0	$484
Energy	0	2,963	0	2,963
Financials	0	228	0	228
Portugal
Utilities	0	501	0	501
Singapore
Consumer Staples	0	482	0	482
Spain
Consumer Staples	0	315	0	315
Financials	0	5,196	0	5,196
Industrials	0	1,188	0	1,188
Telecommunication Services	0	2,474	0	2,474
Utilities	0	1,793	0	1,793
Sweden
Financials	0	235	0	235
Health Care	0	245	0	245
Industrials	0	257	0	257
Telecommunication Services	0	1,708	0	1,708
Switzerland
Consumer Discretionary	240	0	0	240
Financials	0	5,713	0	5,713
Health Care	0	2,355	0	2,355
Telecommunication Services	0	559	0	559
United Kingdom
Consumer Discretionary	0	1,929	0	1,929
Consumer Staples	0	4,011	0	4,011
Energy	0	6,280	0	6,280
Financials	0	12,056	0	12,056
Health Care	0	3,268	0	3,268
Industrials	0	1,329	0	1,329
Telecommunication Services	0	2,284	0	2,284
Utilities	0	4,059	0	4,059
United States
Consumer Discretionary	10,238	0	0	10,238
Consumer Staples	14,039	0	0	14,039
Energy	36,754	0	0	36,754
Financials	17,612	0	0	17,612
Health Care	22,628	0	0	22,628
Industrials	7,518	0	0	7,518
Information Technology	19,808	0	0	19,808
Materials	7,640	0	0	7,640
Telecommunication Services	18,626	0	0	18,626
Utilities	14,902	0	0	14,902
Corporate Bonds & Notes
Brazil
Utilities	0	1,542	0	1,542
Cayman Islands
Utilities	0	43	0	43
Denmark
Banking & Finance	0	2,916	0	2,916
France
Banking & Finance	0	564	0	564
Industrials	0	1,386	0	1,386
Ireland
Banking & Finance	0	109	0	109
Industrials	0	436	0	436
Luxembourg
Banking & Finance	0	677	0	677
Utilities	0	1,405	0	1,405
Netherlands
Banking & Finance	0	1,188	0	1,188
Industrials	0	42	0	42
United Kingdom
Banking & Finance	0	5,467	0	5,467
Industrials	0	891	0	891
United States
Banking & Finance	0	4,271	0	4,271
Industrials	0	2,133	0	2,133
Utilities	0	41	0	41
Venezuela
Industrials	0	281	0	281
Non-Agency Mortgage-Backed Securities
United Kingdom	0	1,982	0	1,982
United States	0	11,317	0	11,317
Municipal Bonds & Notes
Illinois	0	130	0	130
Michigan	0	214	0	214

30	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2016

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2016
Virginia	$0	$325	$0	$325
West Virginia	0	348	0	348
Preferred Stocks
Germany
Industrials	0	928	0	928
Real Estate Investment Trusts
Canada
Financials	282	0	0	282
United States
Financials	1,953	0	0	1,953
Rights
Hong Kong
Industrials	0	170	0	170
Spain
Industrials	18	0	0	18
Sovereign Issues
Brazil	0	447	0	447
Greece	0	549	0	549
Venezuela	0	132	0	132
Short-Term Instruments
U.S. Treasury Bills	0	17,991	0	17,991

	$184,890	$253,984	$13	$438,887

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2016
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$7,674	$0	$0	$7,674

Total Investments	$192,564	$253,984	$13	$446,561

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	71	6	0	77
Over the counter	0	1,570	0	1,570

	$71	$1,576	$0	$1,647

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(1,426)	$0	$(1,426)

Totals	$192,635	$254,134	$13	$446,782

There were no significant transfers between Levels 1, 2, or 3 during the period ended June 30, 2016.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2016	31

Schedule of Investments PIMCO EqS® Long/Short Fund

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 77.1%

COMMON STOCKS 61.7%

AUSTRALIA 0.5%

MATERIALS 0.5%
Fortescue Metals Group Ltd.	1,600,000	$4,282

Total Australia		4,282

CANADA 3.3%

ENERGY 3.3%
TransCanada Corp.	625,000	28,281

Total Canada		28,281

SWITZERLAND 4.3%

CONSUMER STAPLES 4.3%
Nestle S.A.	475,000	36,802

Total Switzerland		36,802

UNITED KINGDOM 3.7%

CONSUMER DISCRETIONARY 3.7%
Liberty Global PLC (a)	410,000	11,746
Liberty Global PLC LiLAC (a)	51,155	1,662
Markit Ltd. (a)	550,000	17,930

		31,338

Total United Kingdom		31,338

UNITED STATES 49.9%

CONSUMER DISCRETIONARY 10.4%
Aramark	650,000	21,723
Dollar Tree, Inc. (a)(f)	200,000	18,848
NVR, Inc. (a)(f)	11,300	20,118
Priceline Group, Inc. (a)	22,000	27,465

		88,154

CONSUMER STAPLES 2.1%
Sanderson Farms, Inc.	200,000	17,328

	SHARES	MARKET VALUE (000S)
ENERGY 3.8%
Spectra Energy Partners LP	685,000	$32,318

FINANCIALS 7.8%
Allstate Corp. (f)	750,000	52,462
Citizens Financial Group, Inc.	670,000	13,387

		65,849

HEALTH CARE 8.5%
Envision Healthcare Holdings, Inc. (a)	500,000	12,685
HCA Holdings, Inc. (a)	400,000	30,804
Laboratory Corp. of America Holdings (a)	221,678	28,878

		72,367

INDUSTRIALS 5.7%
IHS, Inc. (a)	170,000	19,654
Kirby Corp. (a)	260,000	16,221
Neilsen Holdings PLC	240,000	12,473

		48,348

INFORMATION TECHNOLOGY 8.2%
DST Systems, Inc.	333,129	38,786
First Data Corp. ‘A’ (a)	2,810,000	31,107

		69,893

TELECOMMUNICATION SERVICES 3.4%
Level 3 Communications, Inc. (a)	555,000	28,577

Total United States		422,834

Total Common Stocks (Cost $493,715)		523,537

REAL ESTATE INVESTMENT TRUSTS 5.0%

UNITED STATES 5.0%

FINANCIALS 5.0%
Iron Mountain, Inc.	1,060,000	42,221

Total Real Estate Investment Trusts (Cost $30,186)		42,221

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 0.4%

UNITED STATES 0.4%
U.S. Treasury Floating Rate Notes
0.450% due 04/30/2018	$3,200	$3,201

Total U.S. Treasury Obligations (Cost $3,200)		3,201

SHORT-TERM INSTRUMENTS 10.0%

REPURCHASE AGREEMENTS (d) 0.1%
		466

U.S. TREASURY BILLS 9.9%
0.263% due 07/21/2016 - 12/08/2016 (b)(c)(h)	84,511	84,466

Total Short-Term Instruments (Cost $84,925)		84,932

Total Investments in Securities (Cost $612,026)		653,891

	SHARES
INVESTMENTS IN AFFILIATES 29.7%

SHORT-TERM INSTRUMENTS 29.7%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 29.7%
PIMCO Short-Term Floating NAV Portfolio III	25,515,328	252,193

Total Short-Term Instruments (Cost $252,161)		252,193

Total Investments in Affiliates (Cost $252,161)		252,193

Total Investments 106.8% (Cost $864,187)		$906,084

Securities Sold Short (e) (7.7)% (Proceeds $63,907)		(65,402)

Financial Derivative Instruments (g) (0.1)% (Cost or Premiums, net $0)		(730)

Other Assets and Liabilities, net 1.0%		8,432

Net Assets 100.0%		$848,384

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF SHARES):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security did not produce income within the last twelve months.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.010%	06/30/2016	07/01/2016	$466	U.S. Treasury Notes 0.750% due 12/31/2017	$(476)	$466	$466

Total Repurchase Agreements						$(476)	$466	$466

(1)	Includes accrued interest.

32	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2016

(e)  SECURITIES SOLD SHORT:

(f)	Securities with an aggregate market value of $29,799 and cash of $64,416 have been pledged as collateral as of June 30, 2016 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.

Counterparty	Description	Shares	Proceeds	Payable for Short Sales (2)
	Common Stocks
	United States
	Consumer Discretionary
FOB	AutoZone, Inc.	5,000	$(3,796)	$(3,969)
	Buckle, Inc.	170,000	(5,252)	(4,418)
GSC	Chipotle Mexican Grill, Inc.	20,000	(8,286)	(8,055)
	Cracker Barrel Old Country Store, Inc.	20,000	(3,341)	(3,430)
	O’Reilly Automotive, Inc.	20,000	(5,110)	(5,422)
	Select Comfort Corp.	60,000	(1,351)	(1,283)
	Consumer Staples
FOB	Sprouts Farmers Market, Inc.	50,000	(1,158)	(1,145)
	United Natural Foods, Inc.	50,000	(2,131)	(2,340)
GSC	Whole Foods Market, Inc.	230,000	(7,152)	(7,396)
	Health Care
FOB	Quest Diagnostics, Inc.	120,000	(9,236)	(9,769)
	Industrials
	Fastenal Co.	130,000	(5,711)	(5,770)
	JB Hunt Transport Services, Inc.	60,000	(4,776)	(4,856)
	Old Dominion Freight Line, Inc.	35,000	(2,079)	(2,111)
	Information Technology
	Square, Inc.	200,000	(1,778)	(1,810)
	Zillow Group, Inc. ‘C’	100,000	(2,750)	(3,628)

Total Short Sales			$(63,907)	$(65,402)

(2)	Payable for short sales includes $31 of dividends payable.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of June 30, 2016:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (3)
Global/Master Repurchase Agreement
SSB	$466	$0	$0	$0	$466	$(476)	$(10)

Prime Brokerage Agreement
FOB	0	0	0	(39,816)	(39,816)	53,640	13,824
GSC	0	0	0	(25,586)	(25,586)	40,575	14,989

Total Borrowings and Other Financing Transactions	$466	$0	$0	$(65,402)

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BRC	07/2016	CHF	13,950		$14,101	$0	$(185)
CBK	07/2016		$4,205	EUR	3,716	0	(81)
GLM	07/2016	EUR	21,872		$24,400	127	0
JPM	07/2016	AUD	3,056		2,211	0	(68)
	07/2016	CAD	22,217		16,944	0	(252)
UAG	07/2016	CHF	19,969		20,179	0	(271)

Total Forward Foreign Currency Contracts						$127	$(857)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2016	33

Schedule of Investments PIMCO EqS® Long/Short Fund (Cont.)

WRITTEN OPTIONS:

AS OF JUNE 30, 2016, THERE WERE NO OPEN WRITTEN OPTIONS. TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR PERIOD ENDED JUNE 30, 2016:

	Balance at Beginning of Period	Sales	Closing Buys	Expirations	Exercised	Balance at End of Period
# of Contracts	0	2,700	0	0	(2,700)	0
Premiums	$0	$(588)	$0	$0	$588	$0

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of June 30, 2016:

(h)	Securities with an aggregate market value of $585 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2016.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (1)
BRC	$0	$0	$0	$0	$(185)	$0	$0	$(185)	$(185)	$282	$97
CBK	0	0	0	0	(81)	0	0	(81)	(81)	0	(81)
DUB	0	0	0	0	0	0	0	0	0	(90)	(90)
GLM	127	0	0	127	0	0	0	0	127	(330)	(203)
JPM	0	0	0	0	(320)	0	0	(320)	(320)	62	(258)
UAG	0	0	0	0	(271)	0	0	(271)	(271)	242	(29)

Total Over the Counter	$127	$0	$0	$127	$(857)	$0	$0	$(857)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$127	$0	$127

Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$857	$0	$857

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(2,829)	$0	$0	$(2,829)
Futures	0	0	(1,831)	0	0	(1,831)

	$0	$0	$(4,660)	$0	$0	$(4,660)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,245	$0	$1,245

	$0	$0	$(4,660)	$1,245	$0	$(3,415)

34	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2016

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$2,346	$0	$0	$2,346
Futures	0	0	(202)	0	0	(202)

	$0	$0	$2,144	$0	$0	$2,144

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(640)	$0	$(640)

	$0	$0	$2,144	$(640)	$0	$1,504

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2016
Investments in Securities, at Value
Common Stocks
Australia
Materials	$0	$4,282	$0	$4,282
Canada
Energy	28,281	0	0	28,281
Switzerland
Consumer Staples	0	36,802	0	36,802
United Kingdom
Consumer Discretionary	31,338	0	0	31,338
United States
Consumer Discretionary	88,154	0	0	88,154
Consumer Staples	17,328	0	0	17,328
Energy	32,318	0	0	32,318
Financials	65,849	0	0	65,849
Health Care	72,367	0	0	72,367
Industrials	48,348	0	0	48,348
Information Technology	69,893	0	0	69,893
Telecommunication Services	28,577	0	0	28,577
Real Estate Investment Trusts
United States
Financials	42,221	0	0	42,221
U.S. Treasury Obligations
United States	0	3,201	0	3,201
Short-Term Instruments
Repurchase Agreements	0	466	0	466
U.S. Treasury Bills	0	84,466	0	84,466

	$524,674	$129,217	$0	$653,891

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2016
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$252,193	$0	$0	$252,193

Total Investments	$776,867	$129,217	$0	$906,084

Short Sales, at Value - Liabilities
Common Stocks
United States
Consumer Discretionary	$(26,577)	$0	$0	$(26,577)
Consumer Staples	(10,881)	0	0	(10,881)
Health Care	(9,769)	0	0	(9,769)
Industrials	(12,737)	0	0	(12,737)
Information Technology	(5,438)	0	0	(5,438)

	$(65,402)	$0	$0	$(65,402)

Financial Derivative Instruments - Assets
Over the counter	$0	$127	$0	$127

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(857)	$0	$(857)

Totals	$711,465	$128,487	$0	$839,952

There were no significant transfers between Levels 1, 2, or 3 during the period ended June 30, 2016.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2016	35

Notes to Financial Statements

1. ORGANIZATION

PIMCO Equity Series® (the “Trust”) was established as a Delaware statutory trust on December 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Class P, Class D, Class A, Class C and Class R shares of the funds (each a “Fund” and collectively the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds. Effective June 16, 2016, Research Affiliates, LLC (“Research Affiliates”) serves as the interim sub-adviser with respect to the equity portion of the PIMCO Dividend and Income Fund (formerly, PIMCO Dividend and Income Builder Fund). Effective June 16, 2016, PIMCO and Research Affiliates have also engaged Parametric Portfolio Associates, LLC (“Parametric”) on an interim basis to implement the equity portion of the PIMCO Dividend and Income Fund’s investment strategies. As of the date of this report, a meeting of the shareholders of the PIMCO Dividend and Income Fund is scheduled for August 26, 2016 to approve definitive agreements retaining Research Affiliates and Parametric as sub-adviser and portfolio implementer, respectively.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies are recorded as dividend income. Long-term capital gain distributions received from registered investment companies are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Funds is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see Financial Derivative Instruments, if any). Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities

36	PIMCO EQUITY SERIES

June 30, 2016

other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Dividends and Distributions to Shareholders  The following table shows the anticipated frequency of dividends from net investment income, if any, for each Fund. Distributions from each Fund may be declared and distributed to shareholders only upon the authorization of the Adviser, which authorization may be withheld at the Adviser’s discretion.

Declared and Paid Annually:
PIMCO EqS® Long/Short Fund

Declared and Paid Quarterly:
PIMCO Dividend and Income Fund

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of transactions that may cause character differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) Statements of Cash Flows  U.S. GAAP requires entities providing financial statements that report both financial position and results of operations to also provide a Statement of Cash Flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that substantially all of the entity’s investments were carried at fair value during the period and classified as Level 1 or Level 2 in the fair value hierarchy in accordance with the requirements of U.S. GAAP. Another condition is that the entity had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Funds with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements or sale-buyback transactions, have been determined to be at a level requiring a Statement of Cash Flows. Statements of Cash Flows, as applicable, have been prepared using the indirect method which requires net increase (decrease) in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

(f) New Accounting Pronouncements  In June 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-11, that expanded secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU became effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. The Funds have adopted the ASU. The financial statements have been modified to provide enhanced disclosures surrounding secured borrowing transactions, if any. See the Notes to Schedules of Investments for additional details.

In August 2014, the FASB issued ASU 2014-15 requiring management to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern. The ASU is effective prospectively for annual periods ending after December 15, 2016, and interim periods thereafter. At this time, management is evaluating the implications of these changes on the financial statements.

ANNUAL REPORT	JUNE 30, 2016	37

Notes to Financial Statements (Cont.)

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Fund’s shares is based on the Fund’s NAV. The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to that Fund or class, less any liabilities, by the total number of shares outstanding of that Fund or class. On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time its respective NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange- traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of a Fund’s assets that are invested in one or more open-end management investment companies (other than exchange-traded funds (“ETFs”)), the Fund’s NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

38	PIMCO EQUITY SERIES

June 30, 2016

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. The Adviser may consult with the Sub-Adviser or Parametric in providing such recommendations or otherwise with respect to valuation of the PIMCO Dividend and Income Fund’s portfolio securities or other assets. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1 — Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales,

ANNUAL REPORT	JUNE 30, 2016	39

Notes to Financial Statements (Cont.)

accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated

at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Equity-linked securities are valued by referencing the last reported sale or settlement price of the linked referenced equity on the day of valuation. Foreign exchange adjustments are applied to the last reported price to convert the linked equity’s trading currency to the contract’s settling currency. These investments are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Prior to July 31, 2015, short-term debt investments having a maturity of 60 days or less and repurchase agreements were generally valued at amortized cost which approximates fair value. Short-term debt instruments having a remaining maturity of 60 days or less are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a

40	PIMCO EQUITY SERIES

June 30, 2016

combination of these factors. Other than swap agreements, which are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services or other pricing sources, these contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange (if available).

For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

The validity of fair value is reviewed by the Adviser on a periodic basis and may be amended in accordance with the Trust’s valuation procedures.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Fund may invest in the PIMCO Short-Term Floating NAV Portfolio III (“Central Fund”) to the extent permitted by the Act and rules thereunder. The Central Fund is a registered investment company created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Fund are money market and short maturity fixed income instruments. The Central Fund may incur expenses related to its investment activities, but does not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Fund is considered to be affiliated with the Funds. The table below shows the Funds’ transactions in and earnings from investments in the affiliated Fund for the period ended June 30, 2016 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio III
Fund Name	Market Value 06/30/2015	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2016	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
PIMCO Dividend and Income Fund	$32,430	$373,116	$(397,817)	$(56)	$1	$7,674	$119	$0
PIMCO EqS® Long/Short Fund	122,481	1,421,674	(1,290,900)	(1,105)	43	252,193	2,974	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year. See Note 2(d) in the Notes to Financial Statements for more information.

(b) Investments in Securities

Loan Participations, Assignments and Originations  Certain Funds may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund or Funds. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When a Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Funds may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole

ANNUAL REPORT	JUNE 30, 2016	41

Notes to Financial Statements (Cont.)

loans, commercial real estate and other commercial loans and structured loans. The Funds may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. As of June 30, 2016, the Funds had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  Certain Funds may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and each Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) a Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Payment In-Kind Securities  Certain Funds may invest in payment in-kind securities (“PIKs”). PIKs may give the issuer the option at each interest payment date of making interest payments in either cash or

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additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable on the Statements of Assets and Liabilities.

REITs  Certain Funds may invest in REITs, which are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by a Fund as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so the Funds that invest in REITs will bear their proportionate share of the costs of the REITs’ operations.

Restricted Securities  Certain Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities may generally be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities held by the Funds at June 30, 2016 are disclosed in the Notes to Schedules of Investments.

U.S. Government Agencies or Government-Sponsored Enterprises  Certain Funds may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Warrants  Certain Funds may receive warrants. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

When-Issued Transactions  Certain Funds may purchase or sell securities on a when-issued basis. These transactions are made

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Notes to Financial Statements (Cont.)

conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  Certain Funds may engage in repurchase agreements. Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Short Sales  Certain Funds may enter into short sales transactions. Short sales are transactions in which a Fund sells a security that it may not own. A Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts  Certain Funds may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  Certain Funds may enter into futures contracts. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts

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are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  The Fund may write or purchase options to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Options on Securities  The Fund may write or purchase options on securities. An option uses a specified security as the underlying instrument for the option contract. The Fund may write or purchase options to enhance returns or to hedge an existing position or future investment.

(d) Swap Agreements  Certain Funds may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation

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Notes to Financial Statements (Cont.)

payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying a Fund’s investment policies and restrictions, swap agreements are generally valued by a Fund at market value. In the case of a credit default swap (see below), however, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

Credit Default Swap Agreements  A Fund may use credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed

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securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/ performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

7. PRINCIPAL RISKS

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Funds may be subject to, please see the Important Information About the Funds.

Market Risks  A Fund’s investments in financial derivative instruments and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign (non-U.S.) currency, equity and commodity risks.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Issuers that have paid regular dividends or distributions to shareholders may not continue to do so in the future. An issuer may reduce or eliminate future dividends or distributions at any time and for any reason. Moreover, a Fund may use a dividend capture strategy (i.e., purchasing an equity security shortly before the issuer pays a dividend and selling it shortly thereafter), which may expose the Fund to higher portfolio turnover, increased trading costs and the potential for capital loss or gain, particularly in the event of significant short-term price movements of stocks subject to dividend capture trading. Also, securities purchased to capture a dividend often decline in value at the time of sale (i.e., shortly following the dividend) and the resulting realized loss to the Fund may exceed the amount of the dividend received, thereby negatively impacting the Fund’s net asset value.

Interest rate risk is the risk that fixed income securities and other instruments held by a Fund will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and a Fund may lose money if these changes are not

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Notes to Financial Statements (Cont.)

anticipated by the Fund’s management. A Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Convexity is an additional measure of interest rate sensitivity that measures the rate of change of duration in response to changes in interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). At present, the U.S. and many parts of the world, including certain European countries, are experiencing near historically low interest rates. The Funds may be subject to heightened interest rate risk because the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. Further, while bond markets have steadily grown over the past three decades, dealer “market making” ability has not kept pace and in some cases has decreased. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause a Fund to lose value. If a Fund lost enough value, the Fund could face increased shareholder redemptions, which could force the Fund to liquidate investments at disadvantageous times or prices, thereby adversely affecting the Fund.

To the extent that a Fund may invest in securities and instruments that are economically tied to Russia, the Fund is subject to various risks such as, but not limited to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact a Fund’s performance and/or ability to achieve its investment objective. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If a Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivative instruments that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency-denominated securities may reduce the Fund’s returns.

Credit and Counterparty Risks  A Fund will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. A Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges where applicable. Over the counter (“OTC”) derivative transactions are subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally cleared derivative transactions might not be available for OTC derivative transactions. For financial derivative instruments traded on exchanges or clearinghouses, the primary credit risk is the creditworthiness of a Fund’s clearing broker or the exchange or clearinghouse itself. A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivative instruments contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities and financial derivative instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Funds through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to a Fund exceed a predetermined threshold, such counterparty shall advance collateral to the Fund in the form of cash or securities equal in value to the unpaid amount owed to the Fund. A Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a Fund subsequently

48	PIMCO EQUITY SERIES

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decreases, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced. PIMCO’s attempts to minimize counterparty risk may, however, be unsuccessful.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Model Risk  In making investment allocation decisions, Research Affiliates LLC (the “Sub-Adviser”) may utilize quantitative models that may be proprietary or developed by third-parties. These models are used by the Sub-Adviser to help determine a Fund’s investment allocation decisions. Investment models used in making investment allocation decisions may not adequately take into account certain factors and may result in a decline in the value of your investment. Models rely on accurate financial and market data inputs. If inaccurate data is entered into a model, the resulting information will be incorrect. In addition, the models used may be predictive in nature and such models may result in an incorrect assessment of future events. The models evaluate securities or securities markets based on certain assumptions concerning the interplay of market factors. The markets or the prices of individual securities may be affected by factors not foreseen in developing the models.

Master Netting Arrangements  A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between

ANNUAL REPORT	JUNE 30, 2016	49

Notes to Financial Statements (Cont.)

futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedules of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at an annual rate as noted in the following table:

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	Class P	Class D	A, C and R Classes
PIMCO Dividend and Income Fund (1)	0.69%	0.30%	0.40%	0.40%	0.40%
PIMCO EqS® Long/Short Fund	1.04%	0.45%	0.55%	0.55%	0.55%

(1)	Effective June 16, 2016, the Fund’s Investment Advisory Fee was reduced by 0.20% to 0.49% per annum.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Class D shares of each Fund pursuant to Rule 12b-1 under the Act (the “Class D Plan”). Under the terms of the Class D Plan, a Fund is permitted to compensate the Distributor out of the assets attributable to the Class D shares of the Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of the Fund’s Class D

50	PIMCO EQUITY SERIES

June 30, 2016

shares for providing, or procuring through financial intermediaries, distribution, shareholder services, and/or maintenance of shareholder accounts with respect to Class D shareholders of the Fund, some of which may be deemed to be primarily intended to result in the sale of Class D shares.

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as set forth in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Distribution Fee	Servicing Fee
Administrative Class	—	0.25%
Class D	—	0.25%
Class A	—	0.25%
Class C	0.75%	0.25%
Class R	0.25%	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares. For the period ended June 30, 2016, the Distributor retained $184,988 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class

Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $62,000, plus $6,250 for each Board meeting attended in person, $375 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $9,000, the valuation oversight committee lead receives an additional annual retainer of $2,000 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional retainer of $1,000) and the governance committee chair receives an additional annual retainer of $750.

These expenses are allocated on a pro rata basis to each Fund of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  PIMCO has agreed to waive a portion of the Funds’ Supervisory and Administrative Fees in each Fund’s first fiscal year, to the extent that the payment of each Fund’s pro rata share of organizational expenses and Trustee Fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.0049%, the “Expense Limit” (calculated as a percentage of each Fund’s average daily net assets attributable to each class).

PIMCO had contractually agreed, through October 31, 2016, to reduce its advisory fee by 0.16% of the average daily net assets of the PIMCO Dividend and Income Fund. This Fee Limitation Agreement renews annually unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term. Effective June 16, 2016, the contractual agreement by PIMCO to reduce it’s advisory fee by 0.16% of the average daily net assets of the PIMCO Dividend and Income Fund has been terminated.

Under the Fee Limitation Agreement, PIMCO is entitled to reimbursement by each Fund of any portion of the Supervisory and Administrative Fee and/or Investment Advisory Fee waived, reduced or reimbursed pursuant to the Fee Limitation Agreement or the Expense Limitation Agreement, respectively (the “Reimbursement Amount”) during the previous three years, provided that such amount paid to PIMCO will not: 1) together with any recoupment of organizational expenses and pro rata Trustees’ fees pursuant to the Expense

ANNUAL REPORT	JUNE 30, 2016	51

Notes to Financial Statements (Cont.)

Limitation Agreement, exceed the Expense Limit; 2) exceed the total Reimbursement Amount; or 3) include any amounts previously reimbursed to PIMCO. The Fee Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. Expenses that have been waived may still be reimbursed by the Administrator, to the extent the Fund’s annualized total portfolio operating expenses plus the amount reimbursed does not exceed the Expense Limit. The recoverable amounts to PIMCO at June 30, 2016, were as follows (amounts in thousands):

Fund Name	Recoverable Amounts
PIMCO Dividend and Income Fund	$3,789
PIMCO EqS® Long/Short Fund	206

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8, Fees and Expenses and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended June 30, 2016, the Funds below engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act (amounts in thousands):

Fund Name	Purchases	Sales
PIMCO Dividend and Income Fund	$2,017	$14,531

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2016, were as follows (amounts in thousands†):

	U S Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
PIMCO Dividend and Income Fund	$0	$0	$731,451	$1,100,278
PIMCO EqS® Long/Short Fund	36,043	32,860	7,526,036	7,471,520

†	A zero balance may reflect actual amounts rounding to less than one thousand.

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12. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO Dividend and Income Fund				PIMCO EqS® Long/Short Fund
	Year Ended 06/30/2016		Year Ended 06/30/2015		Year Ended 06/30/2016		Year Ended 06/30/2015
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	1,999	$19,199	1,504	$19,087	18,899	$220,296	4,616	$54,428
Class P	2,499	27,174	7,885	100,872	20,667	242,511	18,402	216,705
Class D	702	7,868	1,954	24,794	3,190	37,157	2,701	31,509
Class A	4,205	46,505	8,330	105,843	5,433	63,329	3,937	46,184
Class C	4,077	44,242	8,613	108,921	4,981	56,809	3,298	38,089
Class R	2 ^	15 ^	1	14	0	0	0	0
Issued as reinvestment of distributions
Institutional Class	426	4,233	346	4,277	218	2,550	163	1,887
Class P	564	5,610	409	5,058	263	3,072	108	1,248
Class D	271	2,689	137	1,691	55	640	22	247
Class A	2,181	21,595	1,157	14,302	152	1,763	83	957
Class C	2,223	21,928	1,088	13,410	161	1,820	70	784
Class R	2 ^	22 ^	2	22	0	0	0	0
Cost of shares redeemed
Institutional Class	(4,804)	(50,731)	(3,158)	(39,875)	(23,144)	(271,801)	(25,702)	(299,684)
Class P	(13,443)	(141,787)	(6,531)	(81,608)	(16,702)	(193,796)	(24,620)	(285,630)
Class D	(3,248)	(33,913)	(1,226)	(15,462)	(1,558)	(18,122)	(5,605)	(64,780)
Class A	(13,604)	(140,011)	(9,822)	(124,012)	(7,254)	(84,522)	(21,852)	(254,288)
Class C	(15,791)	(162,722)	(7,481)	(93,888)	(4,195)	(47,471)	(9,708)	(110,601)
Class R	(27)^	(249)^	(15)	(186)	0	0	0	0
Net increase (decrease) resulting from Fund share transactions	(31,766)	$(328,333)	3,193	$43,260	1,166	$14,235	(54,087)	$(622,945)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Class R Shares liquidated at the close of business on January 22, 2016.

13. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

PIMCO has received a Wells Notice from the staff of the U.S. Securities and Exchange Commission (“SEC”) that relates to the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), a series of PIMCO ETF Trust. The notice indicates the staff’s preliminary determination to recommend that the SEC commence a civil action against PIMCO stemming from a non-public investigation relating to BOND. A Wells Notice is neither a formal allegation of wrongdoing nor a finding that any law was violated.

This matter principally pertains to the valuation of smaller sized positions in non-agency mortgage-backed securities purchased by BOND between its inception on February 29, 2012 and June 30, 2012, BOND’s performance disclosures for that period, and PIMCO’s compliance policies and procedures related to these matters.

The Wells process provides PIMCO with the opportunity to demonstrate to the SEC staff why it believes its conduct was appropriate, in keeping with industry standards, and that no action should be taken. PIMCO believes that this matter is unlikely to have a material adverse effect on any Fund or on PIMCO’s ability to provide investment management services to any Fund.

The foregoing speaks only as of the date of this report.

14. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

ANNUAL REPORT	JUNE 30, 2016	53

Notes to Financial Statements (Cont.)

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of June 30, 2016, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years ending in 2013-2015, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of June 30, 2016, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income (1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (2)	Other Book-to-Tax Accounting Differences (3)	Accumulated Capital Losses (4)	Qualified Late-Year Loss Deferral - Capital (5)	Qualified Late-Year Loss Deferral - Ordinary (6)
PIMCO Dividend and Income Fund	$0	$0	$(7,793)	$(875)	$(128,431)	$0	$(521)
PIMCO EqS® Long/Short Fund	0	0	30,029	(39)	(7,816)	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and accelerated recognition of unrealized gain on certain futures, forward contracts, short dividend expenditures, Lehman adjustments, passive foreign investment companies (PFICs) and convertible preferred stock for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain/loss on swap contracts.

(3)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals, organizational expenditures, and distributions payable at fiscal year-end.

(4)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(5)	Capital losses realized during the period November 1, 2015 through June 30, 2016 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2015 through June 30, 2016 and Ordinary losses realized during the period January 1, 2016 through June 30, 2016, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of June 30, 2016, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term
PIMCO Dividend and Income Fund	$73,130	$55,301
PIMCO EqS® Long/Short Fund	6,058	1,758

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2016, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (7)
PIMCO Dividend and Income Fund	$454,316	$11,080	$(18,835)	$(7,755)
PIMCO EqS® Long/Short Fund	874,593	44,101	(12,610)	31,491

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, short dividend expenditures, Lehman adjustments, passive foreign investment companies (PFICs), and convertible preferred stock.

54	PIMCO EQUITY SERIES

June 30, 2016

For the fiscal years ended June 30, 2016 and June 30, 2015, respectively, the Funds made the following tax basis distributions (amounts in thousands†):

	June 30, 2016			June 30, 2015
	Ordinary Income Distributions (8)	Long-Term Capital Gain Distributions	Return of Capital (9)	Ordinary Income Distributions (8)	Long-Term Capital Gain Distributions	Return of Capital (9)
PIMCO Dividend and Income Fund	$29,712	$38,300	$0	$27,505	$23,147	$0
PIMCO EqS® Long/Short Fund	2	9,887	0	0	5,140	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	JUNE 30, 2016	55

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PIMCO Equity Series®:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, of changes in net assets, and of cash flows (PIMCO EqS® Long/Short Fund) and the financial highlights present fairly, in all material respects, the financial position of PIMCO Dividend and Income Fund and PIMCO EqS® Long/Short Fund (two series of PIMCO Equity Series®, hereafter referred to as the “Funds”) at June 30, 2016, the results of each of their operations and the cash flows for PIMCO EqS® Long/Short Fund for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights of the Funds for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

August 22, 2016

56	PIMCO EQUITY SERIES

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	MSB	Morgan Stanley Bank N.A.
BRC	Barclays Bank PLC	GSC	Goldman Sachs & Co.	MYC	Morgan Stanley Capital Services, Inc.
CBK	Citibank N.A.	HUS	HSBC Bank USA N.A.	SSB	State Street Bank and Trust Co.
DUB	Deutsche Bank AG	JPM	JPMorgan Chase Bank N.A.	UAG	UBS AG Stamford
FOB	Credit Suisse Securities (USA) LLC

Currency Abbreviations:
AUD	Australian Dollar	DKK	Danish Krone	JPY	Japanese Yen
BRL	Brazilian Real	EUR	Euro	MXN	Mexican Peso
CAD	Canadian Dollar	GBP	British Pound	USD (or $)	United States Dollar
CHF	Swiss Franc

Index/Spread Abbreviations:
CDX.HY	Credit Derivatives Index - High Yield	CDX.IG	Credit Derivatives Index - Investment Grade	CMBX	Commercial Mortgage-Backed Index

Other Abbreviations:
BABs	Build America Bonds	CLO	Collateralized Loan Obligation	SP - ADR	Sponsored American Depositary Receipt
CBO	Collateralized Bond Obligation	PIK	Payment-in-Kind

ANNUAL REPORT	JUNE 30, 2016	57

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Funds’ fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ fiscal 2016 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2016:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended June 30, 2016 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended June 30, 2016 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s† )	Qualified Short-Term Capital Gain (000s†)
PIMCO Dividend and Income Fund	49.24%	100%	$955	$7,193
PIMCO EqS® Long/Short Fund	0.00%	0.00%	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2017, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2016.

58	PIMCO EQUITY SERIES

Management of the Trust

(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees*

Brent R. Harris (1959) Chairman of the Board and Trustee	03/2010 to present	Managing Director, PIMCO. Formerly, member of Executive Committee, PIMCO.	169	Chairman and Trustee, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute.

Independent Trustees

E. Philip Cannon (1940) Trustee	03/2010 to present	Private Investor. Formerly, President, Houston Zoo.	169	Trustee, PIMCO Equity Series VIT; Lead Independent Trustee, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

Jennifer Holden Dunbar (1963) Trustee	02/2016 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments).	169	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Peter B. McCarthy (1950) Trustee	09/2011 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	169	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust.

Ronald C. Parker (1951) Trustee	02/2016 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products).	169	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust.

*	Mr. Harris is an “interested persons” of the Trust (as that term is defined in the 1940 Act) because of his affiliations with PIMCO.
**	Trustees serve until their successors are duly elected and qualified.

ANNUAL REPORT	JUNE 30, 2016	59

Management of the Trust (Cont.)

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Peter G. Strelow (1970) President	02/2014 to present Senior Vice President 11/2013 to 02/2014 Vice President 03/2010 to 11/2013	Managing Director, PIMCO. President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	03/2010 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	03/2010 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	03/2010 to present	Managing Director, PIMCO. Senior Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	02/2014 to present President 05/2013 to 02/2014	Managing Director, Chief Executive Officer, PIMCO (since 2/14); Chief Operating Officer, PIMCO (7/09 - 2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management. Senior Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to present	Executive Vice President and Deputy General Counsel, PIMCO. Vice President - Senior Counsel, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT.

Joshua D. Ratner (1976)** Vice President - Senior Counsel, Secretary	11/2013 to present Assistant Secretary 03/2010 to 01/2011	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President - Senior Counsel, Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT. Vice President, Secretary and Chief Legal Officer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Stacie D. Anctil (1969) Vice President	05/2015 to present Assistant Treasurer 03/2010 to 05/2015	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT. Treasurer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Vice President, Fidelity Investments.

Eric D. Johnson (1970)** Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Henrik P. Larsen (1970) Vice President	03/2010 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to present Assistant Treasurer 03/2010 to 11/2013	Executive Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Erik C. Brown (1967) Assistant Treasurer	03/2010 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Head of Mutual Fund Reporting, GMO and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

*	The term “PIMCO Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.
**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

60	PIMCO EQUITY SERIES

Privacy Policy1

(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

Websites maintained by the Funds or their service providers may use a variety of technologies to collect information that help the Funds and their service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Funds or their Service Affiliates may use third parties to place advertisements for the Funds on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address.

ANNUAL REPORT	JUNE 30, 2016	61

Privacy Policy1 (Cont.)

(Unaudited)

You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly.

CHANGES TO THE PRIVACY POLICY

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of May 13, 2015.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Fund shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Funds”).

62	PIMCO EQUITY SERIES

Approval of Investment Advisory Contract and Other Agreements

(Unaudited)

Approval of the Interim Sub-Advisory Agreement, Interim Portfolio Implementation Agreement, Amended and Restated Sub-Advisory Agreement and Portfolio Implementation Agreement for PIMCO Dividend and Income Fund

At a meeting held on June 15, 2016, the Board of Trustees (the “Board”) of PIMCO Equity Series (the “Trust”), including all of the independent Trustees (the “Independent Trustees”), considered and approved on behalf of the PIMCO Dividend and Income Fund (the “Fund”), a series of the Trust: the Interim Sub-Advisory Agreement (the “Interim Sub-Advisory Agreement”) between Pacific Investment Management Company LLC (“PIMCO”) and Research Affiliates, LLC (“RALLC”) and the Interim Portfolio Implementation Agreement (the “Interim Portfolio Implementation Agreement”) (together with the Interim Sub-Advisory Agreement, the “Interim Agreements”) among PIMCO, RALLC and Parametric Portfolio Associates LLC (“Parametric”), each for a term no longer than through November 11, 2016; and the Amended and Restated Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between PIMCO and RALLC and the Portfolio Implementation Agreement (the “Portfolio Implementation Agreement”) (together with the Sub-Advisory Agreement, the “Agreements”) among PIMCO, RALLC and Parametric, each subject to approval by the Fund’s shareholders, and each for an initial term of two years following shareholder approval and execution.

The information, material factors and conclusions that formed the basis for the Board’s approvals are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed  The Board received a wide variety of materials relating to the services to be provided by RALLC and Parametric, both in connection with the meeting and the February 25, 2015 meeting at which the Board considered approval of a sub-advisory agreement between PIMCO and RALLC, and a portfolio implementation agreement among PIMCO, RALLC and Parametric, with respect to certain other series of the Trust (the “RAE Fundamental Funds”). The Board reviewed information relating to RALLC’s and Parametric’s financial condition, personnel, investment services and performance, fees and other benefits and profitability, compliance programs and other information relating to the nature, extent and quality of services proposed to be provided by RALLC and Parametric. In addition, the Board also reviewed material provided by counsel to the Trust and the Independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the approval of the Interim Agreements and the Agreements and certain regulatory matters pertaining to the Interim Agreements. The Board also reviewed information about the RALLC and Parametric personnel who would be providing services to PIMCO, RALLC and the Fund under the Interim Agreements and the Agreements.

(b) Review Process  In connection with the approval of the Interim Agreements and the Agreements, the Board reviewed written materials prepared by RALLC and Parametric. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel. The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the Interim Agreements and the Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

The Board considered the depth and quality of the investment management process of RALLC and Parametric, including for each entity, the experience and capabilities of its senior management and other personnel, and the overall financial strength and stability of its organization. The Board considered the sub-advisory services proposed to be provided by RALLC to PIMCO and the Fund and the portfolio implementation services proposed to be provided by Parametric to PIMCO, RALLC and the Fund. The Board also considered that, with respect to the services provided by RALLC and Parametric to the Fund, the terms of the Interim Agreements are substantially identical to the terms of the Agreements.

The Board considered information about RALLC’s and Parametric’s personnel responsible for providing services under the Interim Agreements and the Agreements. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization. The Board also considered the depth and quality of Parametric’s trading, risk management, and compliance capabilities and resources, which are integral parts of its role as portfolio implementer.

The Board considered that the RAE Income Global Portfolio is a unique and proprietary product of RALLC, and that the sub-advisory services based on the RAE Income Global Portfolio are only available from RALLC. The Board also considered information about the RAE Income Global Portfolio and RALLC’s RAE Fundamental methodology for portfolio construction. Additionally, the Board considered RALLC’s policies, procedures and systems to assure compliance with applicable laws and regulations.

The Board also considered the services provided by RALLC and Parametric to the RAE Fundamental Funds, the quality of those services and RALLC’s and Parametric’s experience working with PIMCO through

ANNUAL REPORT	JUNE 30, 2016	63

Approval of Investment Advisory Contract and Other Agreements (Cont.)

(Unaudited)

a sub-advisory and portfolio implementation arrangement, respectively. Further, the Board considered the oversight structure under which PIMCO would oversee RALLC and both PIMCO and RALLC would have oversight responsibility over Parametric, and noted that this oversight structure is the same as the oversight structure in place with respect to the RAE Fundamental Funds.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by RALLC and Parametric under the Interim Agreements and the Agreements are likely to benefit the Fund and its shareholders.

3. INVESTMENT PERFORMANCE

As the Fund was not sub-advised by RALLC and did not receive portfolio implementation services from Parametric at the time the Interim Agreements and the Agreements were considered, the Board did not receive or consider investment performance information for the Fund.

4. SUB-ADVISORY FEES AND PORTFOLIO IMPLEMENTATION FEES

The Board noted that PIMCO will compensate RALLC and Parametric pursuant to the Interim Agreements and the Agreements and that the Fund will not directly pay for RALLC’s or Parametric’s services. The Board considered favorably the fact that the Fund and shareholders will receive increased and enhanced services from RALLC and Parametric with no increased cost to the Fund. The Board also considered that the compensation PIMCO will pay to RALLC under the Interim Sub-Advisory Agreement and Sub-Advisory Agreement is subject to reduction according to certain breakpoints set forth in the separate interim and final letter agreements, respectively. Moreover, the Board considered that the compensation PIMCO will pay to Parametric under the Interim Portfolio Implementation Agreement and Portfolio Implementation Agreement is subject to reduction according to certain breakpoints.

Based on the information presented by PIMCO, RALLC and Parametric, members of the Board then determined, in the exercise of their business judgment, that the level of the sub-advisory fees to be paid by PIMCO to RALLC and the level of the portfolio implementation fees to be paid by PIMCO to Parametric are reasonable and approval of the Interim Agreements and the Agreements would likely benefit the Fund and its shareholders.

5. SUB-ADVISER AND PORTFOLIO IMPLEMENTER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

As the Fund was not sub-advised by RALLC and did not receive portfolio implementation services from Parametric at the time the Interim Agreements and the Agreements were considered, information regarding RALLC’s and Parametric’s costs in providing services to the Fund and the profitability of RALLC’s and Parametric’s relationship with the Fund was not available. Additionally, as noted above, the Board considered that PIMCO will compensate RALLC and Parametric pursuant to the Interim Agreements and the Agreements and that the Fund will not directly pay for RALLC’s or Parametric’s services, and that the compensation PIMCO will pay to RALLC and to Parametric under the Interim Agreements and the Agreements is, in each case, subject to certain breakpoints.

Ultimately, the Board concluded that the Fund’s proposed cost structure, with respect to the fees to be paid by PIMCO to RALLC and Parametric, was reasonable.

6. ANCILLARY BENEFITS

The Board considered whether RALLC or Parametric and their affiliates may receive any other benefits as a result of RALLC’s or Parametric’s relationship with the Fund and noted that neither RALLC nor Parametric expects to receive any indirect or “fallout” benefits from its relationship with the Fund. The Board noted that RALLC has a policy not to engage in soft dollar arrangements and that, as of October 31, 2015, Parametric does not receive research or other products or services from broker-dealers in exchange for client securities transactions.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services to be rendered to the Fund by RALLC and Parametric supported the approval of the Interim Agreements and the Agreements. The Board concluded that the Interim Agreements and the Agreements were fair and reasonable to the Fund and its shareholders, that the Fund’s shareholders would likely receive reasonable value in return for the sub-advisory fees paid to RALLC by PIMCO and the portfolio implementation fees paid to Parametric by PIMCO, that the approval of the Interim Agreements and the Agreements was in the best interests of the Fund and its shareholders and that the determination to submit the Agreements to shareholders for approval was in the best interests of the Fund and its shareholders.

64	PIMCO EQUITY SERIES

Results of Proxy Voting

(Unaudited)

A special meeting of shareholders of the series of the Trust was held on February 5, 2016. The special meeting was held for the purpose of electing two (2) Trustees to the Board. Shareholders of all series of the Trust voted together on the proposal, and elected two (2) Trustees at the special meeting. The results of the proxy solicitation on this matter are available in the Funds’ Semi-Annual Report to shareholders for the period ended December 31, 2015.

ANNUAL REPORT	JUNE 30, 2016	65

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

Institutional Class, Class P, Administrative Class, Class D

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Boston Financial Data Services

Class A, Class C, Class R

P.O. Box 55060

Boston, MA 02205-5060

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Equity Series.

PES3001AR_063016

PIMCO Equity Series®

Annual Report

June 30, 2016

PIMCO RAE Fundamental Emerging Markets Fund

PIMCO RAE Fundamental Global Fund

PIMCO RAE Fundamental Global ex-US Fund

PIMCO RAE Fundamental International Fund

PIMCO RAE Fundamental US Fund

PIMCO RAE Fundamental US Small Fund

Share Classes

■	Institutional
■	P
■	A
■	C

Fund	Fund Summary	Schedule of Investments

PIMCO RAE Fundamental Emerging Markets Fund	8	31
PIMCO RAE Fundamental Global Fund	10	38
PIMCO RAE Fundamental Global ex-US Fund	12	39
PIMCO RAE Fundamental International Fund	14	40
PIMCO RAE Fundamental US Fund	16	49
PIMCO RAE Fundamental US Small Fund	18	54

This material is authorized for use only when preceded or accompanied by the current PIMCO Equity Series prospectus. The Shareholder Reports for the other series of the PIMCO Equity Series are printed separately.

Chairman’s Letter

Dear Shareholder,

Please find enclosed the Annual Report for the PIMCO Equity Series covering the twelve-month reporting period ended June 30, 2016. The following pages contain specific details about the investment performance of each fund and a discussion of the factors that most affected performance during the reporting period.

Outside of the reporting period, PIMCO announced on July 19, 2016 that the firm’s Managing Directors have selected Emmanuel (Manny) Roman as PIMCO’s next Chief Executive Officer. PIMCO’s current CEO Douglas Hodge will assume a new role as Managing Director and Senior Advisor when Mr. Roman joins PIMCO on November 1st.

The announcement of Mr. Roman as PIMCO’s CEO is the culmination of a process undertaken by the firm to hire a senior executive who would add leadership and strategic insights combined with a deep appreciation of PIMCO’s diversified global businesses, investment process and focus on superior investment performance and client-service. Mr. Roman’s appointment has the full support of the firm’s leadership including Mr. Hodge, PIMCO’s President Jay Jacobs, the firm’s Executive Committee and its Managing Directors. Mr. Roman has nearly 30 years of experience in the investment industry, with expertise in fixed income and proven executive leadership, most recently as CEO of Man Group PLC, one of the world’s largest publicly-traded alternative asset managers and a leader in liquid, high-alpha investment strategies.

Highlights of the financial markets during the twelve-month reporting period include:

■

The first half of the reporting period through mid-February 2016 was marked by ongoing concerns over the global impact of a slowdown in the Chinese economy, which drove commodity prices and inflation expectations generally lower. By March, a recovery in the price of oil and expectations of lower interest rates for longer supported a rally in risk assets. The Bank of Japan (“BOJ”) and the People’s Bank of China, for example, indicated their intent for further policy easing, with the BOJ resorting to a negative interest rate policy in February 2016. The European Central Bank (“ECB”) also resorted to unconventional monetary policy with additional easing measures and an expansion of its quantitative easing program by shifting its focus toward domestic credit, pushing government yields into negative territory. In June 2016, the ECB began purchasing corporate bonds to help invigorate economic growth and stimulate inflation in the region.

■

In the U.S., concerns regarding the global impact of tightening financial conditions and renewed U.S. dollar strength kept the Federal Reserve (“Fed”) on hold at their June 2016 meeting, after slightly raising interest rates at their December 2015 meeting. In addition, the U.S. dollar appreciated against most European and emerging market currencies, while falling against the Japanese yen. The U.S. interest rate yield curve flattened as the ten-year U.S. Treasury yield rallied to all-time lows and short-term rates rose with the initial December 2015 Fed rate hike. Revised first quarter 2016 U.S. gross domestic product (“GDP”) data released in late June was marginally stronger as retail sales, housing and consumer sentiment data indicated an improving economy.

■

Market movements and news headlines at the end of the reporting period were dominated by the unexpected outcome of the U.K. referendum on June 23, 2016. Initial investor reaction to the Brexit vote was largely “risk-off” as various assets re-priced to the surprise outcome, with U.S. Treasuries, the Japanese yen and gold headlining a safe-haven rally. However, aside from the Pound Sterling and European and Japanese equities, most asset classes recovered in the ensuing week as investors reassessed the impact of the Brexit vote on global growth expectations.

■

Global developed market equities experienced weak performance amid a period marked by economic uncertainty, increased volatility and geopolitical concerns. U.S. equities, as represented by the S&P 500 Index, were a bright spot, returning 3.99% over the reporting period. International equity markets (developed ex-U.S.), as represented by the MSCI EAFE Net Dividend Index (USD Hedged) declined 9.90% over the reporting period and the MSCI EAFE Net Dividend Index (USD Unhedged) declined 10.16% over the reporting period. Japanese equities, as represented by the Nikkei 225 Index in JPY, declined 21.86% over the reporting period, and

2	PIMCO EQUITY SERIES

European equities, as represented by the MSCI Europe Index in EUR, declined 10.96% over the reporting period. During the first eight months of the reporting period, declining commodities prices and China’s economic deceleration drove concerns of slowing global growth, which weighed on equity returns. However, in the last third of the reporting period, developed market equities began to rebound from previous lows as global central banks resorted to increasingly unconventional monetary policy. However, late in the reporting period in June, global equities were pressured once again due to Britain’s decision to leave the European Union.

■

Emerging market (“EM”) equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), declined 12.05% over the reporting period. Concerns over slower economic growth in China, a bear market in commodities, political corruption in Latin America and several attempts by the People’s Bank of China to support the domestic equity market added to fears of slowing global growth. Late in the reporting period, emerging market equities experienced a strong rebound following February 2016 lows, with cyclicals and commodity-linked markets leading the rally.

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 6.22% for the reporting period. Yields beyond one-year maturities declined across the U.S. Treasury yield curve as a more dovish tone from the Fed after its June 2016 meeting, coupled with the surprise result of the U.K. referendum, pushed expectations for policy normalization further into the future. Investors also looked to U.S. Treasuries for their perceived safety and as a source of high-quality yield. The benchmark ten-year U.S. Treasury note yielded 1.49% at the end of the reporting period, down from 2.35% on June 30, 2015. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 6.00% for the reporting period.

If you have any questions regarding the PIMCO Equity Series, please contact your account manager or financial adviser, or call one of our shareholder associates at 888.87.PIMCO (888.877.4626). We also invite you to visit our website at www.pimco.com to learn more about our views and global thought leadership.

Thank you again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment and investment solution needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Equity Series August 22, 2016

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	JUNE 30, 2016	3

Important Information About the Funds

We believe that equity funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that equity funds are subject to notable risks. Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions.

The PIMCO RAE Fundamental Global Fund and PIMCO RAE Fundamental Global ex-US Fund are each “fund of funds,” which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds instead of investing directly in stocks or bonds of other issuers. Under normal circumstances, the PIMCO RAE Fundamental Global Fund invests substantially all of its assets in Institutional Class shares of the PIMCO RAE Fundamental US Fund, PIMCO RAE Fundamental International Fund (“International Fund”) and PIMCO RAE Fundamental Emerging Markets Fund (“Emerging Markets Fund”) (collectively, “Underlying Funds”), and equity securities that are eligible investments for the Underlying Funds. Under normal circumstances, the PIMCO RAE Fundamental Global ex-US Fund invests substantially all of its assets in Institutional Class shares of the International Fund and Emerging Markets Fund, equity securities of small companies economically tied to non-U.S. countries, and securities that are eligible investments for the International Fund and Emerging Markets Fund. The PIMCO RAE Fundamental Global Fund and PIMCO RAE Fundamental Global ex-US Fund may invest in other affiliated funds and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940 (together with the Underlying Funds, “Acquired Funds”). The cost of investing in these Funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds.

The values of equity securities, such as common stocks and preferred stocks, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

The Funds may be subject to various risks as described in the Funds’ prospectus. Some of these risks may include, but are not limited to, the following: new/small fund risk, allocation risk, Acquired Fund risk, equity risk, value investing risk, foreign (non-U.S.) investment risk, emerging markets risk, issuer non-diversification risk, market risk, issuer risk, credit risk, distressed company risk, currency risk, liquidity risk, leveraging risk, management risk, small company risk, arbitrage risk, derivatives risk and model risk. A complete description of these and other risks is contained in the Funds’ prospectus.

The Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that a Fund may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on a Fund. For example, a small investment in a derivative instrument may have a significant impact on a Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility for the Funds. A Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. A Fund may invest a significant portion of its assets in these types of instruments. If it does, the Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if an Underlying Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

The value of an equity security of an issuer that has paid dividends in the past may decrease if the issuer reduces or eliminates future payments to its shareholders. If the dividends or distributions received by a Fund decrease, the Fund may have less income to distribute to the

4	PIMCO EQUITY SERIES

Fund’s shareholders. In addition, during certain market conditions, the equity securities of issuers that have paid regular dividends or distributions may not be widely available or may be highly concentrated in particular sectors of the market. A Fund may invest a significant portion of its assets in value stocks. Value stocks may perform differently from other types of stocks and the market as a whole. A value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the redemption of Fund shares. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge

(“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first (i) 18 months after purchase for purchases made prior to August 10, 2015 and (ii) 12 months after purchase for purchases made on or after August 10, 2015. The Cumulative Returns chart reflects only Institutional Class performance. Performance for Class P, Administrative Class, Class D, Class A, Class C and Class R shares, if applicable, are typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. A Fund’s total annual operating expense ratios on each individual Fund Summary page are as of the currently effective prospectus, as supplemented to date. The minimum initial investment amount for Institutional Class, Class P and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A, Class C and Class D shares is $1,000. There is no minimum initial investment for Class R shares. Each Fund measures its performance against a broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The following table discloses the inception dates of each Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	Class P	Administrative Class	Class D	Class A	Class C	Class R	Diversification Status
PIMCO RAE Fundamental Emerging Markets Fund	06/05/2015	06/05/2015	06/05/2015	—	—	06/05/2015	06/05/2015	—	Non-diversified
PIMCO RAE Fundamental Global Fund	06/05/2015	06/05/2015	06/05/2015	—	—	06/05/2015	06/05/2015	—	Non-diversified
PIMCO RAE Fundamental Global ex-US Fund	06/05/2015	06/05/2015	06/05/2015	—	—	06/05/2015	06/05/2015	—	Non-diversified
PIMCO RAE Fundamental International Fund	06/05/2015	06/05/2015	06/05/2015	—	—	06/05/2015	06/05/2015	—	Non-diversified
PIMCO RAE Fundamental US Fund	06/05/2015	06/05/2015	06/05/2015	—	—	06/05/2015	06/05/2015	—	Non-diversified
PIMCO RAE Fundamental US Small Fund	06/05/2015	06/05/2015	06/05/2015	—	—	06/05/2015	06/05/2015	—	Non-diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”),

any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder

ANNUAL REPORT	JUNE 30, 2016	5

Important Information About the Funds (Cont.)

input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by PIMCO Equity Series as the policies and procedures that PIMCO will use when voting proxies on behalf of a Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of a Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

PIMCO Equity Series files a complete schedule of each Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of a Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. A Fund’s Form N-Q will also be available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Fund’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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ANNUAL REPORT	JUNE 30, 2016	7

PIMCO RAE Fundamental Emerging Markets Fund

Cumulative Returns Through June 30, 2016

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

»

PIMCO RAE Fundamental Emerging Markets Fund seeks long-term capital appreciation by investing under normal circumstances at least 80% of its assets in investments that are economically tied to emerging market countries. Specifically, under normal circumstances, the Fund will obtain exposure to a portfolio of stocks economically tied to emerging market countries (“RAE Fundamental Emerging Markets Portfolio”). The stocks are selected by the Fund’s subadviser, Research Affiliates, LLC, from a broad universe of companies which satisfy certain liquidity and capacity requirements.

Average Annual Total Return for the period ended June 30, 2016*
	1 Year	5 Year	10 Year	Fund Inception (05/31/06)
PIMCO RAE Fundamental Emerging Markets Fund Institutional Class	(10.32)%	(4.42)%	4.78%	4.47%
PIMCO RAE Fundamental Emerging Markets Fund Class P	(10.54)%	(4.45)%	4.77%	4.45%
PIMCO RAE Fundamental Emerging Markets Fund Class A	(10.61)%	(4.46)%	4.76%	4.44%
PIMCO RAE Fundamental Emerging Markets Fund Class A (adjusted)	(13.98)%	(5.19)%	4.36%	4.05%
PIMCO RAE Fundamental Emerging Markets Fund Class C	(11.33)%	(4.64)%	4.67%	4.35%
PIMCO RAE Fundamental Emerging Markets Fund Class C (adjusted)	(12.21)%	(4.64)%	4.67%	4.35%
MSCI Emerging Markets Index (Net Dividends in USD)±	(12.05)%	(3.78)%	3.54%	3.48%

All Fund returns are net of fees and expenses.

± The MSCI Emerging Markets Index (Net Dividends in USD) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

It is not possible to invest directly in an unmanaged index.

* For periods prior to June 5, 2015, the Fund’s performance reflects the performance when the Fund was a partnership, net of actual fees and expenses charged to individual partnership accounts in the aggregate. If the performance had been restated to reflect the applicable fees and expenses of each share class, the performance may have been higher or lower. The Fund began operations as a partnership on May 31, 2006 and, on June 5, 2015, was reorganized into a newly-formed fund that was registered as an investment company under the Investment Company Act of 1940. Prior to the reorganization, the Fund had an investment objective, investment strategies, investment guidelines, and restrictions that were substantially similar to those currently applicable to the Fund; however, the Fund was not registered as an investment company under the Investment Company Act of 1940 and was not subject to its requirements or requirements imposed by the Internal Revenue Code of 1986 which, if applicable, may have adversely affected its performance. The performance of each class of shares will differ as a result of the different levels of fees and expenses applicable to each class of shares.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.95% for the Institutional Class shares, 1.05% for the Class P shares, 1.30% for the Class A shares and 2.05% for the Class C shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. For performance current to the most recent month-end, visit www.pimco.com.

8	PIMCO EQUITY SERIES

Institutional Class - PEIFX	Class P - PEPFX	Class A - PEAFX	Class C - PECFX

Top 10 Holdings as of 06/30/20161§

Samsung Electronics Co. Ltd.	3.2%
China Construction Bank Corp. ‘H’	3.1%
Gazprom PJSC SP — ADR	2.8%
Lukoil PJSC SP — ADR	2.7%
Vale S.A.	2.6%
Industrial & Commercial Bank of China Ltd. ‘H’	2.2%
Itau Unibanco Holding S.A. SP — ADR ‘H’	2.2%
Surgutneftegas OJSC SP — ADR	1.9%
Bank of China Ltd. ‘H’	1.8%
Petroleo Brasileiro S.A. SP — ADR	1.8%

Geographic Breakdown as of 06/30/20161§

Brazil	19.5%
China	17.8%
Russia	14.1%
South Korea	13.9%
South Africa	10.3%
Taiwan	7.4%
Hong Kong	4.0%
India	3.5%
Thailand	2.9%
Mexico	2.4%
Poland	2.3%
Indonesia	1.4%
Other	0.5%

1 % of Investments, at value.

§ Top 10 Holdings, Geographic Breakdown and % of Investments excludes securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

Following are key factors impacting the Fund’s relative performance during the reporting period:

»	Overweight to the telecommunication services sector negatively contributed to relative performance, as the sector underperformed the MSCI Emerging Markets Index.

»	Positioning in the financials sector negatively contributed to relative performance, as the sector underperformed the MSCI Emerging Markets Index.

»	An overweight to and positioning within in the oil, gas & consumable fuels industry positively contributed to relative performance, as the Fund’s holdings outperformed the MSCI Emerging Markets Index.

»	Overweight exposure and positioning in the metals & mining industry positively contributed to relative performance, as the Fund’s holdings outperformed the MSCI Emerging Markets Index.

ANNUAL REPORT	JUNE 30, 2016	9

PIMCO RAE Fundamental Global Fund

Cumulative Returns Through June 30, 2016

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

»

PIMCO RAE Fundamental Global Fund seeks long-term capital appreciation by investing under normal circumstances substantially all of its assets in (i) Institutional Class shares of the PIMCO RAE Fundamental US Fund (“US Fund”), the PIMCO RAE Fundamental International Fund (“International Fund”), and the PIMCO RAE Fundamental Emerging Markets Fund (“Emerging Markets Fund”) (together, the US Fund, the International Fund and the Emerging Markets Fund are referred to as the “Underlying Funds”) and (ii) equity securities that are eligible investments for the Underlying Funds. Under normal circumstances, each of the Underlying Funds obtains exposure to a portfolio of stocks (each, a “RAE Fundamental Portfolio”). The stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC, from a broad universe of companies which satisfy certain liquidity and capacity requirements.

Average Annual Total Return for the period ended June 30, 2016
	1 Year	Fund Inception (06/05/15)
PIMCO RAE Fundamental Global Fund Institutional Class	(4.38)%	(5.36)%
PIMCO RAE Fundamental Global Fund Class P	(4.44)%	(5.51)%
PIMCO RAE Fundamental Global Fund Class A	(4.61)%	(5.67)%
PIMCO RAE Fundamental Global Fund Class A (adjusted)	(8.15)%	(8.98)%
PIMCO RAE Fundamental Global Fund Class C	(5.29)%	(6.38)%
PIMCO RAE Fundamental Global Fund Class C (adjusted)	(6.23)%	(6.38)%
MSCI All Country World Index±	(3.73)%	(4.59)%

All Fund returns are net of fees and expenses.

± The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index consists of 46 country indices comprising 23 developed and 23 emerging market country indices.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 1.18% for the Institutional Class shares, 1.28% for the Class P shares, 1.53% for the Class A shares and 2.28% for the Class C shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. For performance current to the most recent month-end, visit www.pimco.com.

10	PIMCO EQUITY SERIES

Institutional Class - PFQIX	Class P - PFQPX	Class A - PFQAX	Class C - PFQCX

Top Holdings as of 06/30/20161§

PIMCO RAE Fundamental U.S. Fund	51.6%
PIMCO RAE Fundamental International Fund	37.5%
PIMCO RAE Fundamental Emerging Markets Fund	10.9%

1 % of Investments, at value.

§ Top Holdings and % of Investments excludes securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

Following are key factors impacting the Fund’s relative performance during the reporting period:

»	Positioning in the financials sector negatively contributed to relative performance, as the sector underperformed the MSCI All Country World Index.

»	Underweight exposure to the consumer staples sector negatively contributed to relative performance, as the sector outperformed the MSCI All Country World Index.

»	Overweight exposure to the diversified telecommunication services industry positively contributed to relative performance, as the industry outperformed the MSCI All Country World Index.

»	Overweight exposure to the utilities sector positively contributed to relative performance, as the sector outperformed the MSCI All Country World Index.

ANNUAL REPORT	JUNE 30, 2016	11

PIMCO RAE Fundamental Global ex-US Fund

Cumulative Returns Through June 30, 2016

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

»

PIMCO RAE Fundamental Global ex-US Fund seeks long-term capital appreciation by investing under normal circumstances substantially all of its assets in (i) Institutional Class shares of the PIMCO RAE Fundamental International Fund (“International Fund”) and the PIMCO RAE Fundamental Emerging Markets Fund (“Emerging Markets Fund”) (together, the International Fund and the Emerging Markets Fund are referred to as the “Underlying Funds”), (ii) equity securities of small companies economically tied to non-U.S. countries, and (iii) securities that are eligible investments for the Underlying Funds. Under normal circumstances, each of the Underlying Funds obtains exposure to a portfolio of stocks (each, a “RAE Fundamental Portfolio”). The stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC, from a broad universe of companies which satisfy certain liquidity and capacity requirements.

Average Annual Total Return for the period ended June 30, 2016
	1 Year	Fund Inception (06/05/15)
PIMCO RAE Fundamental Global ex-US Fund Institutional Class	(10.93)%	(11.44)%
PIMCO RAE Fundamental Global ex-US Fund Class P	(11.07)%	(11.58)%
PIMCO RAE Fundamental Global ex-US Fund Class A	(11.29)%	(11.78)%
PIMCO RAE Fundamental Global ex-US Fund Class A (adjusted)	(14.58)%	(14.88)%
PIMCO RAE Fundamental Global ex-US Fund Class C	(11.90)%	(12.43)%
PIMCO RAE Fundamental Global ex-US Fund Class C (adjusted)	(12.77)%	(12.43)%
MSCI All Country World ex US Index±	(10.24)%	(10.53)%

All Fund returns are net of fees and expenses.

± The MSCI All Country World ex US Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index consists of 45 country indices comprising 22 developed and 23 emerging market country indices.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 1.31% for the Institutional Class shares, 1.41% for the Class P shares, 1.66% for the Class A shares and 2.41% for the Class C shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. For performance current to the most recent month-end, visit www.pimco.com.

12	PIMCO EQUITY SERIES

Institutional Class - PZRIX	Class P - PZRPX	Class A - PZRAX	Class C - PZRCX

Top Holdings as of 06/30/20161§

PIMCO RAE Fundamental International Fund	77.4%
PIMCO RAE Fundamental Emerging Markets Fund	22.6%

1 % of Investments, at value.

§ Top Holdings and % of Investments excludes securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

Following are key factors impacting the Fund’s relative performance during the reporting period:

»	Overweight exposure and selection in the banks industry negatively contributed to relative performance, as this industry underperformed the MSCI All Country World ex-US Index.

»	Underweight exposure to the consumer stables sector negatively contributed to relative performance, as this industry outperformed the MSCI All Country World ex-US Index.

»	Overweight exposure and positioning in metals & mining industry positively contributed to relative performance, as the Fund’s holdings outperformed the MSCI All Country World ex-US Index.

»	Overweight exposure to the diversified telecommunication services industry positively contributed to relative performance, as this industry outperformed the MSCI All Country World ex-US Index.

ANNUAL REPORT	JUNE 30, 2016	13

PIMCO RAE Fundamental International Fund

Cumulative Returns Through June 30, 2016

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

»

PIMCO RAE Fundamental International Fund seeks long-term capital appreciation by obtaining under normal circumstances exposure to a portfolio of stocks economically tied to at least three foreign (non-U.S.) countries (“RAE Fundamental International Portfolio”). The stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC, from a broad universe of companies which satisfy certain liquidity and capacity requirements.

Average Annual Total Return for the period ended June 30, 2016
	1 Year	Fund Inception (06/05/15)
PIMCO RAE Fundamental International Fund Institutional Class	(10.60)%	(11.39)%
PIMCO RAE Fundamental International Fund Class P	(10.70)%	(11.48)%
PIMCO RAE Fundamental International Fund Class A	(10.95)%	(11.71)%
PIMCO RAE Fundamental International Fund Class A (adjusted)	(14.26)%	(14.82)%
PIMCO RAE Fundamental International Fund Class C	(11.69)%	(12.40)%
PIMCO RAE Fundamental International Fund Class C (adjusted)	(12.55)%	(12.40)%
MSCI EAFE Net Dividend Index (USD Unhedged)±	(10.16)%	(10.49)%

All Fund returns are net of fees and expenses.

± MSCI EAFE Net Dividend Index (USD Unhedged) is an unmanaged index of issuers in countries of Europe, Australia, and the Far East represented in U.S. Dollars on a unhedged basis.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.60% for the Institutional Class shares, 0.70% for the Class P shares, 0.95% for the Class A shares and 1.70% for the Class C shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. For performance current to the most recent month-end, visit www.pimco.com.

14	PIMCO EQUITY SERIES

Institutional Class - PPYIX	Class P - PPYPX	Class A - PPYAX	Class C - PPYCX

Top 10 Holdings as of 06/30/20161§

Royal Dutch Shell PLC ‘A’	2.7%
HSBC Holdings PLC	2.0%
BP PLC	1.7%
Total S.A.	1.4%
Eni SpA	1.2%
Orange S.A.	1.1%
Banco Santander S.A.	1.0%
Statoil ASA	0.9%
Engie S.A.	0.9%
British American Tobacco PLC	0.9%

Geographic Breakdown as of 06/30/20161§

United Kingdom	16.3%
Japan	14.1%
France	11.6%
Canada	11.1%
Germany	9.7%
Australia	9.0%
Switzerland	5.1%
Netherlands	4.8%
Spain	3.3%
Italy	3.2%
Sweden	2.2%
Hong Kong	1.4%
Norway	1.3%
Denmark	1.2%
Singapore	1.0%
Other	4.7%

1 % of Investments, at value.

§ Top 10 Holdings, Geographic Breakdown and % of Investments excludes securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

Following are key factors impacting the Fund’s relative performance during the reporting period:

»	Underweight exposure to the consumer staples sector negatively contributed to relative performance, as this sector outperformed the MSCI EAFE Index.

»	Overweight exposure to the financials sector negatively contributed to relative performance, as this sector underperformed the MSCI EAFE Index.

»	Underweight exposure to the healthcare sector negatively contributed to relative performance, as this sector outperformed the MSCI EAFE Index.

»	Overweight exposure and positioning in the metals & mining industry positively contributed to relative performance, as the Fund’s holdings outperformed the MSCI EAFE Index.

»	Overweight exposure and positioning in the diversified telecommunications services industry positively contributed to relative performance, as this industry outperformed the MSCI EAFE Index.

ANNUAL REPORT	JUNE 30, 2016	15

PIMCO RAE Fundamental US Fund

Cumulative Returns Through June 30, 2016

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

»

PIMCO RAE Fundamental US Fund seeks long-term capital appreciation by investing under normal circumstances at least 80% of its assets in securities of U.S. companies. Specifically, under normal circumstances, the Fund will obtain exposure to a portfolio of stocks of U.S. companies (“RAE Fundamental US Portfolio”). The stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC, from a broad universe of companies which satisfy certain liquidity and capacity requirements.

Average Annual Total Return for the period ended June 30, 2016*
	1 Year	5 Year	10 Year	Fund Inception (12/22/04)
PIMCO RAE Fundamental US Fund Institutional Class	3.16%	11.81%	7.55%	7.53%
PIMCO RAE Fundamental US Fund Class P	3.09%	11.80%	7.54%	7.52%
PIMCO RAE Fundamental US Fund Class A	2.67%	11.73%	7.51%	7.49%
PIMCO RAE Fundamental US Fund Class A (adjusted)	(1.14)%	10.88%	7.10%	7.14%
PIMCO RAE Fundamental US Fund Class C	1.89%	11.53%	7.41%	7.41%
PIMCO RAE Fundamental US Fund Class C (adjusted)	0.91%	11.53%	7.41%	7.41%
S&P 500 Index±	3.99%	12.10%	7.42%	7.12%	**

All Fund returns are net of fees and expenses.

** Average annual total return since 12/31/2004.

± S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market.

It is not possible to invest directly in an unmanaged index.

* For periods prior to June 5, 2015, the Fund’s performance reflects the performance when the Fund was a partnership, net of actual fees and expenses charged to individual partnership accounts in the aggregate. If the performance had been restated to reflect the applicable fees and expenses of each share class, the performance may have been higher or lower. The Fund began operations as a partnership on December 22, 2004 and, on June 5, 2015, was reorganized into a newly-formed fund that was registered as an investment company under the Investment Company Act of 1940. Prior to the reorganization, the Fund had an investment objective, investment strategies, investment guidelines, and restrictions that were substantially similar to those currently applicable to the Fund; however, the Fund was not registered as an investment company under the Investment Company Act of 1940 and was not subject to its requirements or requirements imposed by the Internal Revenue Code of 1986 which, if applicable, may have adversely affected its performance. The performance of each class of shares will differ as a result of the different levels of fees and expenses applicable to each class of shares.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.50% for the Institutional Class shares, 0.60% for the Class P shares, 0.90% for the Class A shares and 1.65% for the Class C shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. For performance current to the most recent month-end, visit www.pimco.com.

16	PIMCO EQUITY SERIES

Institutional Class - PKAIX	Class P - PKAPX	Class A - PKAAX	Class C - PKACX

Top 10 Holdings as of 06/30/20161§

AT&T, Inc.	3.3%
Exxon Mobil Corp.	3.3%
International Business Machines Corp.	2.5%
Chevron Corp.	2.4%
Pfizer, Inc.	1.9%
Apple, Inc.	1.8%
Microsoft Corp.	1.7%
JPMorgan Chase & Co.	1.6%
Alphabet, Inc. ‘C’	1.6%
Intel Corp.	1.5%

Sector Breakdown as of 06/30/20161§

Information Technology	19.1%
Consumer Discretionary	12.8%
Financials	12.6%
Health Care	11.4%
Energy	11.3%
Consumer Staples	9.5%
Industrials	8.5%
Utilities	6.7%
Telecommunication Services	5.7%
Materials	2.4%

1 % of Investments, at value.

§ Top 10 Holdings, Sector Breakdown and % of Investments excludes securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

Following are key factors impacting the Fund’s relative performance during the reporting period:

»	Positioning in the consumer discretionary sector negatively contributed to relative performance, as the sector underperformed the S&P 500 index.

»	Positioning in the information technology sector negatively contributed to relative performance, as the sector outperformed the S&P 500 index.

»	Overweight exposure to the utilities sector positively contributed to relative performance, as the sector significantly outperformed the S&P 500 index.

»	Overweight exposure to the diversified telecommunication services industry positively contributed to relative performance, as the industry significantly outperformed the S&P 500 index.

ANNUAL REPORT	JUNE 30, 2016	17

PIMCO RAE Fundamental US Small Fund

Cumulative Returns Through June 30, 2016

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

»

PIMCO RAE Fundamental US Small Fund seeks long-term capital appreciation by investing under normal circumstances at least 80% of its assets in securities of U.S. small companies. Specifically, under normal circumstances, the Fund will obtain exposure to a portfolio of stocks of U.S. small companies (“RAE Fundamental US Small Portfolio”). The stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC, from a broad universe of companies which satisfy certain liquidity and capacity requirements.

Average Annual Total Return for the period ended June 30, 2016*
	1 Year	5 Year	10 Year	Fund Inception (09/29/05)
PIMCO RAE Fundamental US Small Fund Institutional Class	(4.68)%	9.17%	6.82%	7.33%
PIMCO RAE Fundamental US Small Fund Class P	(4.79)%	9.12%	6.80%	7.31%
PIMCO RAE Fundamental US Small Fund Class A	(5.11)%	9.04%	6.76%	7.27%
PIMCO RAE Fundamental US Small Fund Class A (adjusted)	(8.70)%	8.21%	6.36%	6.89%
PIMCO RAE Fundamental US Small Fund Class C	(5.69)%	8.89%	6.69%	7.20%
PIMCO RAE Fundamental US Small Fund Class C (adjusted)	(6.61)%	8.89%	6.69%	7.20%
Russell 2000® Index±	(6.73)%	8.35%	6.20%	6.64%	**

All Fund returns are net of fees and expenses.

** Average annual total return since 9/30/2005

± Russell 2000® Index is composed of 2,000 of the smallest companies in the Russell 3000 Index and is considered to be representative of the small cap market in general.

It is not possible to invest directly in an unmanaged index.

* For periods prior to June 5, 2015, the Fund’s performance reflects the performance when the Fund was a partnership, net of actual fees and expenses charged to individual partnership accounts in the aggregate. If the performance had been restated to reflect the applicable fees and expenses of each share class, the performance may have been higher or lower. The Fund began operations as a partnership on September 29, 2005 and, on June 5, 2015, was reorganized into a newly-formed fund that was registered as an investment company under the Investment Company Act of 1940. Prior to the reorganization, the Fund had an investment objective, investment strategies, investment guidelines, and restrictions that were substantially similar to those currently applicable to the Fund; however, the Fund was not registered as an investment company under the Investment Company Act of 1940 and was not subject to its requirements or requirements imposed by the Internal Revenue Code of 1986 which, if applicable, may have adversely affected its performance. The performance of each class of shares will differ as a result of the different levels of fees and expenses applicable to each class of shares.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.60% for the Institutional Class shares, 0.70% for the Class P shares, 1.00% for the Class A shares and 1.75% for the Class C shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. For performance current to the most recent month-end, visit www.pimco.com.

18	PIMCO EQUITY SERIES

Institutional Class - PMJIX	Class P - PMJPX	Class A - PMJAX	Class C - PMJCX

Top 10 Holdings as of 06/30/20161§

World Acceptance Corp.	0.6%
Children’s Place, Inc.	0.5%
NETGEAR, Inc.	0.5%
Northwest Natural Gas Co.	0.5%
Penn National Gaming, Inc.	0.4%
WebMD Health Corp.	0.4%
Empire District Electric Co.	0.4%
Masimo Corp.	0.4%
Boyd Gaming Corp.	0.4%
Progress Software Corp.	0.4%

Sector Breakdown as of 06/30/20161§

Consumer Discretionary	19.7%
Financials	19.2%
Information Technology	17.1%
Industrials	16.0%
Health Care	8.2%
Energy	5.6%
Materials	5.2%
Consumer Staples	4.1%
Utilities	2.6%
Telecommunication Services	2.3%

1 % of Investments, at value.

§ Top 10 Holdings, Sector Breakdown and % of Investments excludes securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

Following are key factors impacting the Fund’s relative performance during the reporting period:

»	Underweight exposure and positioning within the biotechnology industry positively contributed to relative performance, as the industry underperformed the Russell 2000 Index.

»	Positioning within the industrials sector positively contributed to relative performance, as the fund holdings outperformed the Russell 2000 Index.

»	Overweight exposure and positioning in the consumer discretionary sector negatively contributed to relative performance, as the sector underperformed the Russell 2000 Index.

»	Underweight exposure to the financials sector negatively contributed to relative performance, as the sector outperformed the Russell 2000 Index.

ANNUAL REPORT	JUNE 30, 2016	19

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from January 1, 2016 to June 30, 2016 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these rows, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments and exchange fees. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as an increase in expenses that are not covered by the management fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/16)	Ending Account Value (06/30/16)	Expenses Paid During Period*	Beginning Account Value (01/01/16)	Ending Account Value (06/30/16)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO RAE Fundamental Emerging Markets Fund
Institutional Class	$1,000.00	$1,162.50	$4.02	$1,000.00	$1,020.74	$3.76	0.76%
Class P	1,000.00	1,161.50	4.55	1,000.00	1,020.25	4.25	0.86
Class A	1,000.00	1,160.90	5.87	1,000.00	1,019.02	5.48	1.11
Class C	1,000.00	1,156.00	9.81	1,000.00	1,015.36	9.17	1.86
PIMCO RAE Fundamental Global Fund
Institutional Class	$1,000.00	$1,043.70	$0.20	$1,000.00	$1,024.26	$0.20	0.04%
Class P	1,000.00	1,042.60	0.70	1,000.00	1,023.77	0.69	0.14
Class A	1,000.00	1,041.50	1.95	1,000.00	1,022.55	1.93	0.39
Class C	1,000.00	1,037.10	5.68	1,000.00	1,018.88	5.63	1.14
PIMCO RAE Fundamental Global ex-US Fund
Institutional Class	$1,000.00	$1,023.60	$0.00	$1,000.00	$1,024.45	$0.00	0.00%
Class P	1,000.00	1,022.40	0.49	1,000.00	1,023.96	0.49	0.10
Class A	1,000.00	1,021.20	1.73	1,000.00	1,022.74	1.73	0.35
Class C	1,000.00	1,017.70	5.43	1,000.00	1,019.07	5.43	1.10

20	PIMCO EQUITY SERIES

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/16)	Ending Account Value (06/30/16)	Expenses Paid During Period*	Beginning Account Value (01/01/16)	Ending Account Value (06/30/16)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO RAE Fundamental International Fund
Institutional Class	$1,000.00	$989.60	$2.43	$1,000.00	$1,022.01	$2.47	0.50%
Class P	1,000.00	988.40	2.92	1,000.00	1,021.52	2.97	0.60
Class A	1,000.00	987.30	4.13	1,000.00	1,020.30	4.20	0.85
Class C	1,000.00	983.70	7.76	1,000.00	1,016.63	7.89	1.60
PIMCO RAE Fundamental US Fund
Institutional Class	$1,000.00	$1,060.50	$2.02	$1,000.00	$1,022.50	$1.98	0.40%
Class P	1,000.00	1,060.50	2.52	1,000.00	1,022.01	2.47	0.50
Class A	1,000.00	1,058.40	4.03	1,000.00	1,020.54	3.95	0.80
Class C	1,000.00	1,055.40	7.79	1,000.00	1,016.87	7.64	1.55
PIMCO RAE Fundamental US Small Fund
Institutional Class	$1,000.00	$1,049.60	$2.51	$1,000.00	$1,022.01	$2.47	0.50%
Class P	1,000.00	1,048.50	3.01	1,000.00	1,021.52	2.97	0.60
Class A	1,000.00	1,047.40	4.51	1,000.00	1,020.05	4.45	0.90
Class C	1,000.00	1,043.10	8.24	1,000.00	1,016.38	8.14	1.65

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 179/366 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers can be found in Note 7 in the Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2016	21

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)		Net Realized/ Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital		Total Distributions(b)

PIMCO RAE Fundamental Emerging Markets Fund
Institutional Class
06/30/2016	$9.95	$0.32		$(1.37)	$(1.05)	$(0.17)	$0.00	$0.00		$(0.17)
06/05/2015 - 06/30/2015	10.00	0.06		(0.11)	(0.05)	0.00	0.00	0.00		0.00
Class P
06/30/2016	9.96	0.25		(1.33)	(1.08)	(0.18)	0.00	0.00		(0.18)
06/05/2015 - 06/30/2015	10.00	0.06		(0.10)	(0.04)	0.00	0.00	0.00		0.00
Class A
06/30/2016	9.96	0.22		(1.30)	(1.08)	(0.15)	0.00	0.00		(0.15)
06/05/2015 - 06/30/2015	10.00	0.08		(0.12)	(0.04)	0.00	0.00	0.00		0.00
Class C
06/30/2016	9.95	0.21		(1.36)	(1.15)	(0.13)	0.00	0.00		(0.13)
06/05/2015 - 06/30/2015	10.00	0.06		(0.11)	(0.05)	0.00	0.00	0.00		0.00

PIMCO RAE Fundamental Global Fund
Institutional Class
06/30/2016	$9.86	$0.14		$(0.58)	$(0.44)	$(0.10)	$0.00	$0.00		$(0.10)
06/05/2015 - 06/30/2015	10.00	(0.00	)^	(0.14)	(0.14)	0.00	0.00	0.00		0.00
Class P
06/30/2016	9.85	0.08		(0.52)	(0.44)	(0.10)	0.00	0.00		(0.10)
06/05/2015 - 06/30/2015	10.00	(0.00	)^	(0.15)	(0.15)	0.00	0.00	0.00		0.00
Class A
06/30/2016	9.85	0.02		(0.48)	(0.46)	(0.10)	0.00	0.00		(0.10)
06/05/2015 - 06/30/2015	10.00	(0.00	)^	(0.15)	(0.15)	0.00	0.00	0.00		0.00
Class C
06/30/2016	9.84	0.00		(0.52)	(0.52)	(0.10)	0.00	0.00		(0.10)
06/05/2015 - 06/30/2015	10.00	(0.01)		(0.15)	(0.16)	0.00	0.00	0.00		0.00

PIMCO RAE Fundamental Global ex-US Fund
Institutional Class
06/30/2016	$9.86	$0.10		$(1.18)	$(1.08)	$(0.10)	$0.00	$(0.00	)^	$(0.10)
06/05/2015 - 06/30/2015	10.00	(0.00	)^	(0.14)	(0.14)	0.00	0.00	0.00		0.00
Class P
06/30/2016	9.86	0.09		(1.18)	(1.09)	(0.10)	0.00	(0.00	)^	(0.10)
06/05/2015 - 06/30/2015	10.00	(0.00	)^	(0.14)	(0.14)	0.00	0.00	0.00		0.00
Class A
06/30/2016	9.86	0.00		(1.11)	(1.11)	(0.09)	0.00	(0.00	)^	(0.09)
06/05/2015 - 06/30/2015	10.00	(0.00	)^	(0.14)	(0.14)	0.00	0.00	0.00		0.00
Class C
06/30/2016	9.85	(0.06)		(1.11)	(1.17)	(0.07)	0.00	(0.00	)^	(0.07)
06/05/2015 - 06/30/2015	10.00	(0.01)		(0.14)	(0.15)	0.00	0.00	0.00		0.00

PIMCO RAE Fundamental International Fund
Institutional Class
06/30/2016	$9.83	$0.28		$(1.32)	$(1.04)	$(0.08)	$(0.15)	$0.00		$(0.23)
06/05/2015 - 06/30/2015	10.00	0.02		(0.19)	(0.17)	0.00	0.00	0.00		0.00
Class P
06/30/2016	9.83	0.28		(1.33)	(1.05)	(0.08)	(0.15)	0.00		(0.23)
06/05/2015 - 06/30/2015	10.00	0.02		(0.19)	(0.17)	0.00	0.00	0.00		0.00
Class A
06/30/2016	9.83	0.34		(1.42)	(1.08)	(0.05)	(0.15)	0.00		(0.20)
06/05/2015 - 06/30/2015	10.00	0.01		(0.18)	(0.17)	0.00	0.00	0.00		0.00
Class C
06/30/2016	9.83	0.28		(1.43)	(1.15)	(0.08)	(0.15)	0.00		(0.23)
06/05/2015 - 06/30/2015	10.00	0.01		(0.18)	(0.17)	0.00	0.00	0.00		0.00

22	PIMCO EQUITY SERIES	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$8.73	(10.32)%	$1,379,204	0.76%		0.96%		0.76%		0.96%		3.92%		30%
9.95	(0.50)	199,378	0.75	*	0.98	*	0.75	*	0.98	*	10.11	*	7

8.70	(10.54)	1,827	0.86		1.06		0.86		1.06		3.25		30
9.96	(0.40)	10	0.85	*	1.08	*	0.85	*	1.08	*	10.09	*	7

8.73	(10.61)	146	1.11		1.31		1.11		1.31		2.64		30
9.96	(0.40)	19	1.10	*	1.33	*	1.10	*	1.33	*	13.46	*	7

8.67	(11.33)	95	1.86		2.06		1.86		2.06		2.56		30
9.95	(0.50)	10	1.85	*	2.08	*	1.85	*	2.08	*	9.08	*	7

$9.32	(4.38)%	$282,274	0.04%		0.71%		0.04%		0.71%		1.59%		13%
9.86	(1.40)	38,160	0.04	*	0.86	*	0.04	*	0.86	*	(0.04	)*	2

9.31	(4.44)	57	0.14		0.81		0.14		0.81		0.92		13
9.85	(1.50)	10	0.14	*	0.96	*	0.14	*	0.96	*	(0.14	)*	2

9.29	(4.61)	286	0.39		1.06		0.39		1.06		0.23		13
9.85	(1.50)	10	0.39	*	1.21	*	0.39	*	1.21	*	(0.40	)*	2

9.22	(5.29)	667	1.14		1.81		1.14		1.81		(0.04)		13
9.84	(1.60)	17	1.14	*	1.96	*	1.14	*	1.96	*	(1.06	)*	2

$8.68	(10.93)%	$62,809	0.00	%†	0.76%		0.00	%†	0.76%		1.10%		8%
9.86	(1.40)	70,077	0.01	*	0.84	*	0.01	*	0.84	*	(0.02	)*	2

8.67	(11.07)	9	0.10		0.86		0.10		0.86		1.01		8
9.86	(1.40)	10	0.11	*	0.94	*	0.11	*	0.94	*	(0.11	)*	2

8.66	(11.29)	9	0.35		1.11		0.35		1.11		(0.02)		8
9.86	(1.40)	10	0.36	*	1.19	*	0.36	*	1.19	*	(0.37	)*	2

8.61	(11.90)	354	1.10		1.86		1.10		1.86		(0.67)		8
9.85	(1.50)	10	1.11	*	1.94	*	1.11	*	1.94	*	(1.12	)*	2

$8.56	(10.60)%	$247,182	0.50%		0.61%		0.50%		0.61%		3.25%		39%
9.83	(1.70)	151,532	0.50	*	0.64	*	0.50	*	0.64	*	2.68	*	7

8.55	(10.70)	1,041	0.60		0.71		0.60		0.71		3.24		39
9.83	(1.70)	10	0.60	*	0.74	*	0.60	*	0.74	*	2.57	*	7

8.55	(10.95)	46	0.85		0.96		0.85		0.96		3.94		39
9.83	(1.70)	10	0.85	*	0.99	*	0.85	*	0.99	*	2.32	*	7

8.45	(11.69)	300	1.60		1.71		1.60		1.71		3.28		39
9.83	(1.70)	10	1.60	*	1.74	*	1.60	*	1.74	*	1.56	*	7

ANNUAL REPORT	JUNE 30, 2016	23

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)		Net Realized/ Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions(b)

PIMCO RAE Fundamental US Fund
Institutional Class
06/30/2016	$9.85	$0.22		$0.08	$0.30	$(0.11)	$(0.22)	$0.00	$(0.33)
06/05/2015 - 06/30/2015	10.00	0.01		(0.16)	(0.15)	0.00	0.00	0.00	0.00
Class P
06/30/2016	9.85	0.21		0.08	0.29	(0.11)	(0.22)	0.00	(0.33)
06/05/2015 - 06/30/2015	10.00	0.01		(0.16)	(0.15)	0.00	0.00	0.00	0.00
Class A
06/30/2016	9.86	0.18		0.07	0.25	(0.10)	(0.22)	0.00	(0.32)
06/05/2015 - 06/30/2015	10.00	0.01		(0.15)	(0.14)	0.00	0.00	0.00	0.00
Class C
06/30/2016	9.85	0.11		0.06	0.17	(0.09)	(0.22)	0.00	(0.31)
06/05/2015 - 06/30/2015	10.00	0.01		(0.16)	(0.15)	0.00	0.00	0.00	0.00

PIMCO RAE Fundamental US Small Fund
Institutional Class
06/30/2016	$9.93	$0.10		$(0.57)	$(0.47)	$(0.04)	$(0.11)	$0.00	$(0.15)
06/05/2015 - 06/30/2015	10.00	0.01		(0.08)	(0.07)	0.00	0.00	0.00	0.00
Class P
06/30/2016	9.92	0.11		(0.59)	(0.48)	(0.04)	(0.11)	0.00	(0.15)
06/05/2015 - 06/30/2015	10.00	0.01		(0.09)	(0.08)	0.00	0.00	0.00	0.00
Class A
06/30/2016	9.92	0.08		(0.60)	(0.52)	(0.00)^	(0.11)	0.00	(0.11)
06/05/2015 - 06/30/2015	10.00	0.01		(0.09)	(0.08)	0.00	0.00	0.00	0.00
Class C
06/30/2016	9.91	0.01		(0.58)	(0.57)	(0.04)	(0.11)	0.00	(0.15)
06/05/2015 - 06/30/2015	10.00	0.00	^	(0.09)	(0.09)	0.00	0.00	0.00	0.00

*	Annualized
^	Reflects an amount rounding to less than one cent.
†	Less than 0.005%.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	The tax characterization of distributions is determined in accordance with federal income tax regulations. See Note 2(d) in the Notes to Financial Statements for more information.

24	PIMCO EQUITY SERIES	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$9.82	3.16%	$511,838	0.40%		0.51%		0.40%		0.51%		2.29%		42%
9.85	(1.50)	447,755	0.40	*	0.51	*	0.40	*	0.51	*	2.03	*	5

9.81	3.09	3,372	0.50		0.61		0.50		0.61		2.23		42
9.85	(1.50)	10	0.50	*	0.61	*	0.50	*	0.61	*	1.92	*	5

9.79	2.67	2,982	0.80		0.91		0.80		0.91		1.88		42
9.86	(1.40)	14	0.80	*	0.91	*	0.80	*	0.91	*	1.67	*	5

9.71	1.89	1,765	1.55		1.66		1.55		1.66		1.15		42
9.85	(1.50)	10	1.55	*	1.66	*	1.55	*	1.66	*	0.86	*	5

$9.31	(4.68)%	$81,226	0.50%		0.61%		0.50%		0.61%		1.10%		85%
9.93	(0.70)	46,426	0.50	*	0.73	*	0.50	*	0.73	*	1.44	*	9

9.29	(4.79)	1,456	0.60		0.71		0.60		0.71		1.26		85
9.92	(0.80)	10	0.60	*	0.83	*	0.60	*	0.83	*	1.33	*	9

9.29	(5.11)	1,699	0.90		1.01		0.90		1.01		0.85		85
9.92	(0.80)	10	0.90	*	1.13	*	0.90	*	1.13	*	1.04	*	9

9.19	(5.69)	247	1.65		1.76		1.65		1.76		0.08		85
9.91	(0.90)	10	1.65	*	1.88	*	1.65	*	1.88	*	0.28	*	9

ANNUAL REPORT	JUNE 30, 2016	25

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO RAE Fundamental Emerging Markets Fund	PIMCO RAE Fundamental Global Fund	PIMCO RAE Fundamental Global ex-US Fund	PIMCO RAE Fundamental International Fund	PIMCO RAE Fundamental US Fund	PIMCO RAE Fundamental US Small Fund

Assets:
Investments, at value
Investments in securities	$1,368,243	$0	$0	$214,739	$516,896	$84,074
Investments in Affiliates	0	282,884	63,123	0	0	0
Financial Derivative Instruments
Over the counter	410	0	0	0	0	0
Cash	45,815	413	61	0	2,453	510
Foreign currency, at value	14,026	0	0	1,046	0	0
Receivable for investments sold	0	0	0	14,362	1	1
Receivable for Fund shares sold	9	0	0	31,275	112	20
Interest and/or dividends receivable	12,097	0	0	755	689	105
Reimbursement receivable from PIMCO	4	4	3	8	23	4
Other assets	0	0	0	13	0	0
Total Assets	1,440,604	283,301	63,187	262,198	520,174	84,714

Liabilities:
Financial Derivative Instruments
Over the counter	$2	$0	$0	$0	$0	$0
Payable for investments purchased	57,126	0	0	2,047	0	0
Payable for Fund shares redeemed	0	0	0	0	0	43
Overdraft due to custodian	0	0	0	11,444	0	0
Accrued investment advisory fees	258	0	0	37	63	17
Accrued supervisory and administrative fees	388	5	0	55	105	18
Accrued distribution fees	0	1	0	0	1	0
Accrued servicing fees	0	0	0	0	1	0
Accrued taxes payable	333	0	0	0	0	0
Other liabilities	1,225	11	6	46	47	8
Total Liabilities	59,332	17	6	13,629	217	86

Net Assets	$1,381,272	$283,284	$63,181	$248,569	$519,957	$84,628

Net Assets Consist of:
Paid in capital	$1,313,294	$283,952	$72,554	$248,602	$413,575	$81,518
Undistributed (overdistributed) net investment income	12,896	(48)	(3)	4,019	5,529	441
Accumulated undistributed net realized gain (loss)	(39,684)	2,146	(403)	(16,090)	7,419	(7,892)
Net unrealized appreciation (depreciation)	94,766	(2,766)	(8,967)	12,038	93,434	10,561

Net Assets	$1,381,272	$283,284	$63,181	$248,569	$519,957	$84,628

Cost of investments in securities	$1,273,031	$0	$0	$202,653	$423,462	$73,513
Cost of investments in Affiliates	$0	$285,650	$72,090	$0	$0	$0
Cost of foreign currency held	$14,024	$0	$0	$1,044	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

26	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2016

	PIMCO RAE Fundamental Emerging Markets Fund	PIMCO RAE Fundamental Global Fund	PIMCO RAE Fundamental Global ex-US Fund	PIMCO RAE Fundamental International Fund	PIMCO RAE Fundamental US Fund	PIMCO RAE Fundamental US Small Fund

Net Assets:
Institutional Class	$1,379,204	$282,274	$62,809	$247,182	$511,838	$81,226
Class P	1,827	57	9	1,041	3,372	1,456
Class A	146	286	9	46	2,982	1,699
Class C	95	667	354	300	1,765	247

Shares Issued and Outstanding:
Institutional Class	158,025	30,289	7,238	28,880	52,104	8,726
Class P	210	6	1	122	344	157
Class A	17	31	1	5	305	183
Class C	11	72	41	36	182	27

Net Asset Value Per Share Outstanding:
Institutional Class	$8.73	$9.32	$8.68	$8.56	$9.82	$9.31
Class P	8.70	9.31	8.67	8.55	9.81	9.29
Class A	8.73	9.29	8.66	8.55	9.79	9.29
Class C	8.67	9.22	8.61	8.45	9.71	9.19

ANNUAL REPORT	JUNE 30, 2016	27

Statements of Operations

Year Ended June 30, 2016
(Amounts in thousands†)	PIMCO RAE Fundamental Emerging Markets Fund	PIMCO RAE Fundamental Global Fund	PIMCO RAE Fundamental Global ex-US Fund	PIMCO RAE Fundamental International Fund	PIMCO RAE Fundamental US Fund	PIMCO RAE Fundamental US Small Fund

Investment Income:
Interest	$0	$0	$0	$16	$0	$0
Dividends, net of foreign taxes*	19,627	0	0	6,681	12,513	1,367
Dividends from Investments in Affiliates	0	2,327	692	0	0	0
Total Income	19,627	2,327	692	6,697	12,513	1,367

Expenses:
Investment advisory fees	2,086	564	251	535	1,162	298
Supervisory and administrative fees	1,878	423	220	536	1,166	214
Distribution fees - Class C	0	2	0	1	4	1
Servicing fees - Class A	0	0	0	0	4	1
Servicing fees - Class C	0	1	0	0	1	0
Trustee fees	24	11	6	17	45	8
Interest expense	5	0	0	1	1	0
Miscellaneous expense	21	7	3	9	23	4
Total Expenses	4,014	1,008	480	1,099	2,406	526
Waiver and/or Reimbursement by PIMCO	(859)	(949)	(477)	(195)	(510)	(93)
Net Expenses	3,155	59	3	904	1,896	433

Net Investment Income	16,472	2,268	689	5,793	10,617	934

Net Realized Gain (Loss):
Investments in securities	(36,296)	0	0	(14,066)	15,976	(7,337)
Investments in Affiliates	0	(1,641)	(1,234)	0	0	0
Net capital gain distributions received from Affiliate investments	0	3,884	853	0	0	0
Over the counter financial derivative instruments	823	0	0	30	0	0
Foreign currency	(1,662)	0	0	(109)	0	0

Net Realized Gain (Loss)	(37,135)	2,243	(381)	(14,145)	15,976	(7,337)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	100,159	0	0	(10,783)	(13,066)	3,050
Investments in Affiliates	0	(2,222)	(8,010)	0	0	0
Over the counter financial derivative instruments	408	0	0	0	0	0
Foreign currency assets and liabilities	(521)	0	0	(48)	0	0

Net Change in Unrealized Appreciation (Depreciation)	100,046	(2,222)	(8,010)	(10,831)	(13,066)	3,050

Net Increase (Decrease) in Net Assets Resulting from Operations	$79,383	$2,289	$(7,702)	$(19,183)	$13,527	$(3,353)

* Foreign tax withholdings - Dividends	$2,270	$0	$0	$671	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

28	PIMCO EQUITY SERIES	See Accompanying Notes

Statements of Changes in Net Assets

	PIMCO RAE Fundamental Emerging Markets Fund		PIMCO RAE Fundamental Global Fund		PIMCO RAE Fundamental Global ex-US Fund

(Amounts in thousands†)	Year Ended June 30, 2016	Inception date through June 30, 2015	Year Ended June 30, 2016	Inception date through June 30, 2015	Year Ended June 30, 2016	Inception date through June 30, 2015

Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$16,472	$1,265	$2,268	$(1)	$689	$(1)
Net realized gain (loss)	(37,135)	(1,514)	2,243	(12)	(381)	(22)
Net change in unrealized appreciation (depreciation)	100,046	(1,205)	(2,222)	(544)	(8,010)	(957)

Net Increase (Decrease) in Net Assets Resulting from Operations	79,383	(1,454)	2,289	(557)	(7,702)	(980)

Distributions to Shareholders:
From net investment income
Institutional Class	(3,853)	0	(2,395)	0	(692)	0
Class P	(61)	0	(0)	0	(0)	0
Class A	(1)	0	(2)	0	(0)	0
Class C	(0)	0	(3)	0	(0)	0
Tax basis return of capital
Institutional Class	0	0	0	0	(28)	0
Class P	0	0	0	0	(0)	0
Class A	0	0	0	0	(0)	0
Class C	0	0	0	0	(0)	0

Total Distributions(a)	(3,915)	0	(2,400)	0	(720)	0

Portfolio Share Transactions:
Net increase resulting from Fund share transactions**	1,106,387	200,871	245,198	38,754	1,496	71,087

Total Increase (Decrease) in Net Assets	1,181,855	199,417	245,087	38,197	(6,926)	70,107

Net Assets:
Beginning of year or period	199,417	0	38,197	0	70,107	0
End of year or period*	$1,381,272	$199,417	$283,284	$38,197	$63,181	$70,107

* Including undistributed (overdistributed) net investment income of:	$12,896	$1,099	$(48)	$(1)	$(3)	$(1)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 11 in the Notes to Financial Statements.
(a)	The tax characterization of distributions is determined in accordance with federal income tax regulations. See Note 2(d) in the Notes to Financial Statements for more information.

ANNUAL REPORT	JUNE 30, 2016	29

Statements of Changes in Net Assets (Cont.)

	PIMCO RAE Fundamental International Fund		PIMCO RAE Fundamental US Fund		PIMCO RAE Fundamental US Small Fund

(Amounts in thousands†)	Year Ended June 30, 2016	Inception date through June 30, 2015	Year Ended June 30, 2016	Inception date through June 30, 2015	Year Ended June 30, 2016	Inception date through June 30, 2015

Increase in Net Assets from:

Operations:
Net investment income	$5,793	$265	$10,617	$581	$934	$43
Net realized gain (loss)	(14,145)	1,954	15,976	4,427	(7,337)	918
Net change in unrealized appreciation (depreciation)	(10,831)	(4,949)	(13,066)	(11,647)	3,050	(1,306)

Net Increase (Decrease) in Net Assets Resulting from Operations	(19,183)	(2,730)	13,527	(6,639)	(3,353)	(345)

Distributions to Shareholders:
From net investment income
Institutional Class	(1,748)	0	(5,444)	0	(518)	0
Class P	(9)	0	(21)	0	(1)	0
Class A	(0)	0	(15)	0	(0)	0
Class C	(2)	0	(3)	0	(1)	0
From net realized capital gains
Institutional Class	(3,508)	0	(11,342)	0	(1,268)	0
Class P	(17)	0	(43)	0	(2)	0
Class A	(0)	0	(32)	0	(5)	0
Class C	(1)	0	(6)	0	(0)	0
Tax basis return of capital
Institutional Class	0	0	0	0	0	0
Class P	0	0	0	0	0	0
Class A	0	0	0	0	0	0
Class C	0	0	0	0	0	0

Total Distributions(a)	(5,285)	0	(16,906)	0	(1,795)	0

Portfolio Share Transactions:
Net increase resulting from Fund share transactions**	121,475	154,292	75,547	454,428	43,320	46,801

Total Increase in Net Assets	97,007	151,562	72,168	447,789	38,172	46,456

Net Assets:
Beginning of year or period	151,562	0	447,789	0	46,456	0
End of year or period*	$248,569	$151,562	$519,957	$447,789	$84,628	$46,456

* Including undistributed net investment income of:	$4,019	$9	$5,529	$566	$441	$11

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 11 in the Notes to Financial Statements.
(a)	The tax characterization of distributions is determined in accordance with federal income tax regulations. See Note 2(d) in the Notes to Financial Statements for more information.

30	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments PIMCO RAE Fundamental Emerging Markets Fund

June 30, 2016

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.1%

COMMON STOCKS 93.3%

BRAZIL 14.0%

CONSUMER DISCRETIONARY 0.1%
Lojas Renner S.A.	57,700	$426
MRV Engenharia e Participacoes S.A.	191,600	645
Via Varejo S.A.	171,800	398

		1,469

CONSUMER STAPLES 0.9%
Ambev S.A. ADR	495,657	2,929
BRF S.A.	32,500	457
Hypermarcas S.A.	34,400	250
JBS S.A.	589,400	1,835
Marfrig Global Foods S.A. (a)	1,311,300	2,294
Natura Cosmeticos S.A.	678,500	5,386

		13,151

ENERGY 1.9%
Cosan S.A. Industria e Comercio	76,800	796
Petroleo Brasileiro S.A. SP - ADR (a)	3,453,694	24,729
Ultrapar Participacoes S.A.	9,300	206

		25,731

FINANCIALS 5.4%
Banco Bradesco S.A. ADR	2,273,505	17,756
Banco do Brasil S.A.	3,046,900	16,295
BM&FBovespa S.A. - Bolsa de Valores Mercadorias e Futuros	946,800	5,305
BR Malls Participacoes S.A.	344,720	1,379
BR Properties S.A.	166,100	388
Cyrela Brazil Realty S.A. Empreendimentos e Participacoes	169,800	544
Grupo BTG Pactual	69,600	400
Itau Unibanco Holding S.A. SP - ADR ‘H’	3,157,458	29,806
Porto Seguro S.A.	18,800	157
Sul America S.A.	591,559	2,880

		74,910

INDUSTRIALS 0.2%
CCR S.A.	386,800	2,023
EcoRodovias Infraestrutura e Logistica S.A.	206,100	537
Embraer S.A. SP - ADR	17,628	383

		2,943

MATERIALS 1.5%
Cia Siderurgica Nacional S.A. SP - ADR (a)	5,269,994	12,911
Duratex S.A.	199,000	527
Fibria Celulose S.A. SP - ADR	93,109	629
Gerdau S.A. SP - ADR	3,450,924	6,281

		20,348

TELECOMMUNICATION SERVICES 0.9%
Telefonica Brasil S.A. ADR	655,837	8,919
TIM Participacoes S.A. SP - ADR	335,595	3,541

		12,460

	SHARES	MARKET VALUE (000S)
UTILITIES 3.1%
AES Tiete Energia S.A.	189,200	$871
Cia de Saneamento Basico do Estado de Sao Paulo ADR	936,927	8,395
Cia de Saneamento de Minas Gerais-COPASA	24,100	222
Cia Energetica de Minas Gerais SP - ADR	6,061,578	13,396
CPFL Energia S.A. ADR	538,152	6,921
EDP - Energias do Brasil S.A.	1,452,800	6,160
Light S.A.	519,500	1,823
Tractebel Energia S.A.	304,000	3,625
Transmissora Alianca de Energia Eletrica S.A.	161,600	966

		42,379

Total Brazil		193,391

CHINA 17.6%

CONSUMER DISCRETIONARY 0.2%
Belle International Holdings Ltd.	2,778,000	1,639
Dongfeng Motor Group Co. Ltd. ‘H’	130,000	137
GOME Electrical Appliances Holding Ltd.	9,323,000	1,103

		2,879

CONSUMER STAPLES 0.1%
Hengan International Group Co. Ltd.	17,500	146
Legend Holdings Corp.	209,400	497
Qinqin Foodstuffs Group Cayman Co. Ltd. (a)	3,500	5
Tingyi Cayman Islands Holding Corp.	132,000	126

		774

ENERGY 3.8%
China Coal Energy Co. Ltd. ‘H’	305,000	160
China Petroleum & Chemical Corp. ‘H’	27,362,400	19,737
China Shenhua Energy Co. Ltd. ‘H’	3,752,500	6,979
CNOOC Ltd.	15,702,000	19,620
Inner Mongolia Yitai Coal Co. Ltd. ‘B’	2,571,594	1,941
PetroChina Co. Ltd. ‘H’	5,762,000	3,972
Sinopec Engineering Group Co. Ltd.	330,000	297

		52,706

FINANCIALS 11.7%
Agile Property Holdings Ltd.	5,084,000	2,717
Agricultural Bank of China Ltd. ‘H’	30,897,000	11,352
Bank of China Ltd. ‘H’	61,666,000	24,864
Bank of Communications Co. Ltd. ‘H’	9,159,000	5,826
China CITIC Bank Corp. Ltd. ‘H’	4,126,000	2,519
China Construction Bank Corp. ‘H’	63,431,000	42,368
China Everbright Bank Co. Ltd. ‘H’	3,693,000	1,687

	SHARES	MARKET VALUE (000S)
China Huarong Asset Management Co. Ltd. (a)	388,000	$154
China Life Insurance Co. Ltd. ‘H’	1,096,000	2,363
China Merchants Bank Co. Ltd. ‘H’	2,359,500	5,311
China Minsheng Banking Corp. Ltd. ‘H’	3,191,600	3,101
China Pacific Insurance Group Co. Ltd. ‘H’	89,400	303
Chongqing Rural Commercial Bank Co. Ltd. ‘H’	3,704,000	1,891
Country Garden Holdings Co. Ltd.	7,418,000	3,137
Dalian Wanda Commercial Properties Co. Ltd. ‘H’	449,700	2,786
Evergrande Real Estate Group Ltd.	8,098,000	4,964
Greentown China Holdings Ltd.	750,000	529
Guangzhou R&F Properties Co. Ltd. ‘H’	4,292,600	5,442
Industrial & Commercial Bank of China Ltd. ‘H’	54,750,000	30,532
KWG Property Holding Ltd.	493,000	290
Longfor Properties Co. Ltd.	119,000	155
New China Life Insurance Co. Ltd. ‘H’	155,900	558
People’s Insurance Co. Group of China Ltd. ‘H’	1,163,000	449
PICC Property & Casualty Co. Ltd. ‘H’	206,000	325
Ping An Insurance Group Co. of China Ltd. ‘H’	982,000	4,351
Shui On Land Ltd.	601,500	155
Sino-Ocean Land Holdings Ltd.	2,806,000	1,225
SOHO China Ltd.	5,765,500	2,799

		162,153

INDUSTRIALS 0.2%
Beijing Capital International Airport Co. Ltd.	474,000	515
China Communications Construction Co. Ltd. ‘H’	1,045,000	1,133
China Railway Construction Corp. Ltd. ‘H’	228,000	288
China Railway Group Ltd. ‘H’	176,000	132
Guangshen Railway Co. Ltd. ‘H’	332,000	159
Yangzijiang Shipbuilding Holdings Ltd.	204,000	137

		2,364

INFORMATION TECHNOLOGY 0.3%
China Railway Signal & Communication Corp. Ltd.	258,000	172
NetEase, Inc. ADR	5,100	986
Sohu.com, Inc. (a)	10,071	381
Tencent Holdings Ltd.	143,400	3,293

		4,832

MATERIALS 0.5%
Anhui Conch Cement Co. Ltd. ‘H’	310,000	751
China National Building Material Co. Ltd. ‘H’	14,016,000	6,164
Fosun International Ltd.	214,000	278
Jiangxi Copper Co. Ltd. ‘H’	135,000	152

		7,345

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2016	31

Schedule of Investments PIMCO RAE Fundamental Emerging Markets Fund (Cont.)

	SHARES	MARKET VALUE (000S)
TELECOMMUNICATION SERVICES 0.7%
China Communications Services Corp. Ltd.	910,000	$477
China Telecom Corp. Ltd. ‘H’	19,326,000	8,691

		9,168

UTILITIES 0.1%
CGN Power Co. Ltd.	440,000	123
Datang International Power Generation Co. Ltd. ‘H’	1,274,000	360
Huaneng Power International, Inc. ‘H’	1,244,000	774

		1,257

Total China		243,478

GREECE 0.5%

CONSUMER DISCRETIONARY 0.1%
FF Group	14,109	263
OPAP S.A.	139,345	971

		1,234

FINANCIALS 0.3%
Alpha Bank AE (a)	677,524	1,270
National Bank of Greece S.A. (a)	7,320,191	1,624
Piraeus Bank S.A. (a)	4,710,600	879

		3,773

TELECOMMUNICATION SERVICES 0.1%
Hellenic Telecommunications Organization S.A.	150,183	1,372

UTILITIES 0.0%
Public Power Corp. S.A.	66,634	183

Total Greece		6,562

HONG KONG 4.0%

CONSUMER STAPLES 0.6%
China Agri-Industries Holdings Ltd. (a)	910,000	300
China Merchants Holdings International Co. Ltd.	54,000	144
China Resources Beer Holdings Co. Ltd.	3,274,000	7,139

		7,583

ENERGY 0.1%
Kunlun Energy Co. Ltd.	1,090,000	908

FINANCIALS 0.9%
BOC Hong Kong Holdings Ltd.	959,500	2,891
China Jinmao Holdings Group Ltd.	2,016,000	571
China Overseas Land & Investment Ltd.	422,000	1,345
China Resources Land Ltd.	440,000	1,037
China Taiping Insurance Holdings Co. Ltd. (a)	791,400	1,489
CITIC Ltd.	377,000	552
Poly Property Group Co. Ltd.	9,678,000	2,494
Shanghai Industrial Holdings Ltd.	780,000	1,775

	SHARES	MARKET VALUE (000S)
Yuexiu Property Co. Ltd.	6,894,000	$860

		13,014

INDUSTRIALS 0.0%
COSCO Pacific Ltd.	280,000	279

MATERIALS 0.1%
China Resources Cement Holdings Ltd.	932,000	301
Shougang Fushan Resources Group Ltd.	2,888,000	517

		818

TELECOMMUNICATION SERVICES 2.1%
China Mobile Ltd.	1,733,500	20,052
China Unicom Hong Kong Ltd.	9,192,000	9,609

		29,661

UTILITIES 0.2%
China Power International Development Ltd.	2,712,000	1,005
China Resources Power Holdings Co. Ltd.	1,370,000	2,056

		3,061

Total Hong Kong		55,324

INDIA 3.5%

CONSUMER DISCRETIONARY 0.1%
Aditya Birla Fashion and Retail Ltd. (a)	80,622	171
Tata Motors Ltd. (a)	171,321	1,171

		1,342

CONSUMER STAPLES 0.2%
Aditya Birla Nuvo Ltd.	5,177	95
Hindustan Unilever Ltd.	47,134	628
ITC Ltd.	390,307	2,140

		2,863

ENERGY 0.6%
Bharat Petroleum Corp. Ltd.	38,342	613
Cairn India Ltd.	856,597	1,795
Coal India Ltd.	93,874	437
Hindustan Petroleum Corp. Ltd.	116,870	1,728
Indian Oil Corp. Ltd.	104,010	682
Oil & Natural Gas Corp. Ltd.	443,796	1,429
Oil India Ltd.	27,000	141
Reliance Industries Ltd.	45,135	650
Reliance Industries Ltd. SP - GDR	3,194	91

		7,566

FINANCIALS 0.7%
Allahabad Bank	459,419	473
Andhra Bank	312,713	267
Bank of Baroda	252,917	581
Bank of India	706,390	1,064
Canara Bank	237,210	770
DLF Ltd.	220,790	495
ICICI Bank Ltd.	256,973	919
IDBI Bank Ltd.	326,400	339
Oriental Bank of Commerce	419,654	676

	SHARES	MARKET VALUE (000S)
Power Finance Corp. Ltd.	111,490	$284
Punjab National Bank	111,129	176
Rural Electrification Corp. Ltd.	151,740	391
State Bank of India	451,118	1,473
State Bank of India SP - GDR	23,639	749
Syndicate Bank	421,663	459
UCO Bank	542,251	355
Union Bank of India	345,640	660

		10,131

HEALTH CARE 0.1%
Dr Reddy’s Laboratories Ltd.	4,556	230
Piramal Enterprises Ltd.	20,557	439
Sun Pharmaceutical Industries Ltd.	67,887	771

		1,440

INDUSTRIALS 0.1%
Adani Enterprises Ltd.	122,330	159
Bharat Heavy Electricals Ltd.	327,631	624
Jaiprakash Associates Ltd. (a)	7,906,734	1,053

		1,836

INFORMATION TECHNOLOGY 0.4%
Infosys Ltd. SP - ADR	232,733	4,154
Tata Consultancy Services Ltd.	23,830	902

		5,056

MATERIALS 1.0%
Hindalco Industries Ltd.	855,460	1,573
Jindal Steel & Power Ltd.	989,270	1,005
JSW Steel Ltd.	49,110	1,072
NMDC Ltd.	99,180	139
Steel Authority of India Ltd.	776,360	524
Tata Chemicals Ltd.	60,950	391
Tata Steel Ltd.	1,306,419	6,286
Vedanta Ltd.	213,830	422
Vedanta Resources PLC	391,071	2,185

		13,597

TELECOMMUNICATION SERVICES 0.1%
Bharti Airtel Ltd.	28,520	154
Reliance Communications Ltd.	1,038,302	789

		943

UTILITIES 0.2%
NHPC Ltd.	798,650	298
NTPC Ltd.	174,337	403
Reliance Infrastructure Ltd.	67,620	549
Tata Power Co. Ltd.	1,377,737	1,504

		2,754

Total India		47,528

INDONESIA 1.4%

CONSUMER DISCRETIONARY 0.1%
Astra International Tbk PT	3,696,400	2,084

CONSUMER STAPLES 0.1%
Indofood Sukses Makmur Tbk PT	2,712,300	1,492

32	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2016

	SHARES	MARKET VALUE (000S)
ENERGY 0.1%
Adaro Energy Tbk PT	11,656,200	$758
Indo Tambangraya Megah Tbk PT	470,000	336
Tambang Batubara Bukit Asam Persero Tbk PT	571,500	336

		1,430

FINANCIALS 0.3%
Bank Central Asia Tbk PT	1,021,700	1,034
Bank Mandiri Persero Tbk PT	1,973,100	1,428
Bank Negara Indonesia Persero Tbk PT	3,317,400	1,315
Bank Rakyat Indonesia Persero Tbk PT	1,247,700	1,026

		4,803

INDUSTRIALS 0.1%
Berlian Laju Tanker Tbk PT (a)	707,200	0
United Tractors Tbk PT	663,000	748

		748

MATERIALS 0.1%
Semen Indonesia Persero Tbk PT	1,088,900	776
Vale Indonesia Tbk PT (a)	1,099,000	153

		929

TELECOMMUNICATION SERVICES 0.4%
Telekomunikasi Indonesia Persero Tbk PT	19,707,000	5,996

UTILITIES 0.2%
Perusahaan Gas Negara Persero Tbk	12,253,500	2,185

Total Indonesia		19,667

MEXICO 2.4%

CONSUMER DISCRETIONARY 0.0%
El Puerto de Liverpool S.A.B. de C.V.	11,900	126
Grupo Televisa S.A.B. SP - ADR	4,677	122
Urbi Desarrollos Urbanos S.A.B. de C.V. (a)	212,200	0

		248

CONSUMER STAPLES 0.7%
Coca-Cola Femsa S.A.B. de C.V. SP - ADR	5,608	465
Fomento Economico Mexicano S.A.B. de C.V. SP - ADR	23,666	2,189
Grupo Bimbo S.A.B. de C.V. ‘A’	973,700	3,054
Grupo Comercial Chedraui S.A. de C.V.	53,000	132
Kimberly-Clark de Mexico S.A.B. de C.V. ‘A’	659,900	1,559
Wal-Mart de Mexico S.A.B. de C.V.	987,000	2,374

		9,773

FINANCIALS 0.4%
Grupo Elektra S.A.B. de C.V.	8,565	119
Grupo Financiero Banorte S.A.B. de C.V. ‘O’	98,700	552

	SHARES	MARKET VALUE (000S)
Grupo Financiero Santander Mexico S.A.B. de C.V. ADR ‘B’	461,846	$4,198

		4,869

INDUSTRIALS 0.1%
Empresas ICA S.A.B. de C.V. (a)	1,312,248	236
Grupo Aeromexico S.A.B. de C.V. (a)	302,322	625
OHL Mexico S.A.B. de C.V. (a)	449,100	550

		1,411

MATERIALS 0.5%
Cemex S.A.B. de C.V. SP - ADR (a)	510,460	3,150
Fresnillo PLC	61,134	1,346
Grupo Mexico S.A.B. de C.V.	471,199	1,104
Industrias Penoles S.A.B. de C.V.	81,440	1,944

		7,544

TELECOMMUNICATION SERVICES 0.7%
America Movil S.A.B. de C.V. SP - ADR ‘L’	787,826	9,659

Total Mexico		33,504

POLAND 2.3%

ENERGY 0.5%
Grupa Lotos S.A. (a)	53,879	417
Jastrzebska Spolka Weglowa S.A.	85,180	372
Polski Koncern Naftowy Orlen S.A.	289,916	5,092
Polskie Gornictwo Naftowe i Gazownictwo S.A.	943,229	1,345

		7,226

FINANCIALS 0.5%
Bank Handlowy w Warszawie S.A.	8,120	148
Bank Pekao S.A.	39,632	1,384
Powszechna Kasa Oszczednosci Bank Polski S.A. (a)	479,503	2,842
Powszechny Zaklad Ubezpieczen S.A.	313,085	2,281

		6,655

INDUSTRIALS 0.0%
PKP Cargo S.A.	12,397	104

INFORMATION TECHNOLOGY 0.1%
Asseco Poland S.A.	83,900	1,113

MATERIALS 0.4%
KGHM Polska Miedz S.A.	296,832	5,010

TELECOMMUNICATION SERVICES 0.2%
Orange Polska S.A.	1,695,428	2,186

UTILITIES 0.6%
Enea S.A.	262,438	660
Energa S.A.	603,569	1,459
PGE Polska Grupa Energetyczna S.A.	1,529,652	4,607

	SHARES	MARKET VALUE (000S)
Tauron Polska Energia S.A.	2,522,369	$1,820

		8,546

Total Poland		30,840

RUSSIA 13.6%

CONSUMER STAPLES 0.3%
X5 Retail Group NV SP - GDR (a)	179,798	3,588

ENERGY 8.9%
Gazprom Neft PJSC SP - ADR	62,665	798
Gazprom PJSC SP - ADR	8,792,440	38,012
Lukoil PJSC SP - ADR	892,780	37,337
Rosneft PJSC	3,427,994	17,614
Surgutneftegas OJSC SP - ADR	4,922,592	25,155
Tatneft PJSC SP - ADR	154,937	4,792

		123,708

FINANCIALS 0.5%
Sberbank of Russia PJSC SP - ADR	654,133	5,731
VTB Bank PJSC SP - GDR	669,046	1,381

		7,112

INDUSTRIALS 0.4%
Aeroflot PJSC	3,755,560	5,027

INFORMATION TECHNOLOGY 0.0%
Mail.Ru Group Ltd. GDR (a)	5,120	93

MATERIALS 1.5%
Evraz PLC (a)	899,248	1,653
Magnitogorsk Iron & Steel Works OJSC	1,188,000	446
Mechel PJSC SP - ADR	176,804	297
MMC Norilsk Nickel PJSC ADR	998,416	13,366
Novolipetsk Steel PJSC GDR	34,270	445
PhosAgro OJSC	198,216	2,924
Severstal PJSC	151,563	1,666

		20,797

TELECOMMUNICATION SERVICES 1.5%
MegaFon PJSC SP - GDR	355,847	3,712
Mobile TeleSystems PJSC	2,881,620	11,002
Rostelecom PJSC	1,888,920	2,717
Sistema JSFC	261,410	1,968
Sistema JSFC SP - GDR	207,664	1,564

		20,963

UTILITIES 0.5%
Federal Grid PJSC	1,135,940,000	2,751
Inter RAO UES PJSC	32,790,000	1,279
Rosseti PJSC (a)	83,022,000	803
RusHydro PJSC	197,719,000	1,902

		6,735

Total Russia		188,023

SOUTH AFRICA 10.2%

CONSUMER DISCRETIONARY 0.1%
Foschini Group Ltd.	61,505	581

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2016	33

Schedule of Investments PIMCO RAE Fundamental Emerging Markets Fund (Cont.)

	SHARES	MARKET VALUE (000S)
Mr Price Group Ltd.	2,298	$32
Truworths International Ltd.	97,397	567
Tsogo Sun Holdings Ltd.	80,210	145
Woolworths Holdings Ltd.	64,304	368

		1,693

CONSUMER STAPLES 0.7%
Barloworld Ltd.	762,269	3,798
Bid Corp. Ltd. (a)	95,764	1,795
Imperial Holdings Ltd.	279,623	2,855
Massmart Holdings Ltd.	32,870	281
Pick n Pay Stores Ltd.	32,260	157
Shoprite Holdings Ltd.	19,675	223
Tiger Brands Ltd.	14,671	361

		9,470

ENERGY 1.1%
Exxaro Resources Ltd.	303,120	1,396
Sasol Ltd.	502,650	13,599

		14,995

FINANCIALS 2.5%
Barclays Africa Group Ltd.	605,337	5,937
FirstRand Ltd.	629,650	1,922
Investec Ltd.	88,418	542
Liberty Holdings Ltd.	378,451	3,089
MMI Holdings Ltd.	290,061	447
Nedbank Group Ltd.	324,998	4,126
Sanlam Ltd.	805,554	3,328
Standard Bank Group Ltd.	1,781,500	15,516

		34,907

HEALTH CARE 0.1%
Life Healthcare Group Holdings Ltd.	117,950	290
Netcare Ltd.	112,846	240

		530

INDUSTRIALS 0.1%
Aveng Ltd.	71,944	17
Bidvest Group Ltd.	75,398	712
Reunert Ltd.	206,414	877

		1,606

MATERIALS 3.9%
African Rainbow Minerals Ltd.	69,170	434
AngloGold Ashanti Ltd. SP - ADR (a)	810,968	14,646
Gold Fields Ltd. SP - ADR	3,239,276	15,872
Harmony Gold Mining Co. Ltd. SP - ADR (a)	57,500	208
Impala Platinum Holdings Ltd. (a)	1,078,101	3,473
Kumba Iron Ore Ltd.	691,597	5,227
Lonmin PLC (a)	376,856	967
Mondi Ltd.	15,611	284
Nampak Ltd.	1,518,757	1,971
PPC Ltd.	749,312	409
Sappi Ltd. (a)	763,562	3,555
Sibanye Gold Ltd.	2,118,780	7,214

		54,260

TELECOMMUNICATION SERVICES 1.7%
MTN Group Ltd.	1,766,590	17,168

	SHARES	MARKET VALUE (000S)
Telkom S.A. SOC Ltd.	853,057	$3,849
Vodacom Group Ltd.	242,448	2,763

		23,780

Total South Africa		141,241

SOUTH KOREA 13.7%

CONSUMER DISCRETIONARY 2.3%
CJ O Shopping Co. Ltd.	2,313	354
Hankook Tire Co. Ltd.	15,140	674
Hyundai Department Store Co. Ltd.	2,732	307
Hyundai Mobis Co. Ltd.	9,145	2,012
Hyundai Motor Co. (a)	89,464	10,583
Kia Motors Corp.	114,356	4,309
Kumho Tire Co., Inc. (a)	104,180	866
LG Corp.	5,285	294
LG Electronics, Inc.	222,801	10,493
Lotte Shopping Co. Ltd.	12,681	2,243
Shinsegae Co. Ltd.	761	129

		32,264

CONSUMER STAPLES 0.7%
Amorepacific Corp.	335	126
CJ Corp.	16,627	2,936
E-MART Inc.	7,895	1,191
Hite Jinro Co. Ltd.	13,350	278
KT&G Corp.	15,724	1,862
LG Household & Health Care Ltd.	146	143
LS Corp.	66,106	3,248

		9,784

ENERGY 0.6%
GS Holdings Corp.	44,930	1,866
OCI Co. Ltd.	1,672	133
S-Oil Corp.	21,434	1,420
SK Innovation Co. Ltd.	43,250	5,329

		8,748

FINANCIALS 3.0%
DGB Financial Group, Inc.	133,833	1,013
Dongbu Insurance Co. Ltd.	15,021	904
Hana Financial Group, Inc.	190,923	3,882
Hanwha Life Insurance Co. Ltd.	346,091	1,744
Hyundai Marine & Fire Insurance Co. Ltd.	77,392	1,974
Industrial Bank of Korea	286,383	2,790
KB Financial Group, Inc.	191,060	5,433
LIG Insurance Co. Ltd.	22,240	542
Mirae Asset Life Insurance Co. Ltd.	275,343	946
Samsung Card Co. Ltd.	4,160	151
Samsung Fire & Marine Insurance Co. Ltd.	1,728	397
Samsung Life Insurance Co. Ltd.	63,580	5,564
Shinhan Financial Group Co. Ltd.	207,169	6,809
Woori Bank	1,049,547	8,726

		40,875

INDUSTRIALS 0.7%
Asiana Airlines, Inc. (a)	54,230	206
Daewoo Shipbuilding & Marine Engineering Co. Ltd.	110,150	408

	SHARES	MARKET VALUE (000S)
Doosan Corp.	5,384	$437
Doosan Heavy Industries & Construction Co. Ltd.	86,461	1,605
Doosan Infracore Co. Ltd. (a)	270,980	1,617
Hanwha Corp.	69,135	2,148
Hyundai Engineering & Construction Co. Ltd.	4,815	141
Hyundai Heavy Industries Co. Ltd.	10,890	1,008
Korean Air Lines Co. Ltd. (a)	40,182	909
Samsung Heavy Industries Co. Ltd.	52,300	421
SK Networks Co. Ltd.	76,700	398

		9,298

INFORMATION TECHNOLOGY 3.6%
LG Display Co. Ltd.	158,397	3,667
Samsung Electro-Mechanics Co. Ltd.	18,134	795
Samsung Electronics Co. Ltd.	35,557	44,281
SK Hynix, Inc.	17,050	485

		49,228

MATERIALS 0.9%
Dongkuk Steel Mill Co. Ltd.	93,430	661
Hanwha Chemical Corp.	35,400	740
Hyosung Corp.	11,844	1,296
Hyundai Steel Co.	10,969	441
Kolon Industries, Inc.	5,899	372
LG Chem Ltd.	5,181	1,183
POSCO Processing & Service Co. Ltd.	47,437	8,404

		13,097

TELECOMMUNICATION SERVICES 1.5%
KT Corp. SP - ADR	721,794	10,293
LG Uplus Corp.	687,542	6,530
SK Telecom Co. Ltd. SP - ADR	194,732	4,074

		20,897

UTILITIES 0.4%
Korea Electric Power Corp.	91,618	4,809
Korea Gas Corp.	18,375	639

		5,448

Total South Korea		189,639

TAIWAN 7.3%

CONSUMER DISCRETIONARY 0.3%
Cheng Shin Rubber Industry Co. Ltd.	65,000	137
Formosa Taffeta Co. Ltd.	146,000	141
Mercuries & Associates Holding Ltd.	332,000	191
Pou Chen Corp.	1,514,000	2,038
Ruentex Industries Ltd.	675,000	1,019
Yulon Motor Co. Ltd.	168,000	144

		3,670

CONSUMER STAPLES 0.2%
Uni-President Enterprises Corp.	1,454,640	2,873

FINANCIALS 0.7%
Cathay Financial Holding Co. Ltd.	246,000	270

34	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2016

	SHARES	MARKET VALUE (000S)
China Development Financial Holding Corp.	2,507,000	$608
China Life Insurance Co. Ltd.	4,783,300	3,724
Highwealth Construction Corp.	91,000	151
Hua Nan Financial Holdings Co. Ltd.	854,000	444
Mega Financial Holding Co. Ltd.	1,999,658	1,512
Shanghai Commercial & Savings Bank Ltd.	244,378	214
Shin Kong Financial Holding Co. Ltd.	6,067,903	1,194
SinoPac Financial Holdings Co. Ltd.	2,789,144	828
Taishin Financial Holding Co. Ltd.	1,284,000	496
Taiwan Business Bank (a)	1,124,000	286
Taiwan Cooperative Financial Holding Co. Ltd.	653,000	289

		10,016

INDUSTRIALS 0.1%
Far Eastern New Century Corp.	2,324,520	1,740
Teco Electric and Machinery Co. Ltd.	516,000	436

		2,176

INFORMATION TECHNOLOGY 4.8%
Acer, Inc. (a)	2,271,000	1,073
Advanced Semiconductor Engineering, Inc.	1,093,000	1,244
Asustek Computer, Inc.	408,000	3,377
AU Optronics Corp.	6,052,000	2,095
Catcher Technology Co. Ltd.	53,000	395
Compal Electronics, Inc.	5,437,000	3,440
Hon Hai Precision Industry Co. Ltd.	2,825,950	7,280
HTC Corp.	973,000	3,150
Innolux Corp.	6,558,000	2,216
Inventec Corp.	1,698,000	1,214
Lite-On Technology Corp.	2,961,770	4,079
MediaTek, Inc.	74,000	565
Novatek Microelectronics Corp.	39,000	146
Pegatron Corp.	470,000	998
Powertech Technology, Inc.	859,000	1,918
Quanta Computer, Inc.	821,000	1,565
Siliconware Precision Industries Co. Ltd.	87,000	133
Synnex Technology International Corp.	493,000	535
Taiwan Semiconductor Manufacturing Co. Ltd. SP - ADR	843,027	22,113
TPK Holding Co. Ltd.	292,000	570
Unimicron Technology Corp.	1,114,000	491
United Microelectronics Corp.	10,273,000	4,029
Wistron Corp.	3,456,821	2,418
WPG Holdings Ltd.	640,000	747
Yageo Corp.	80,000	133

		65,924

MATERIALS 0.5%
Asia Cement Corp.	957,000	832
China Steel Corp.	3,023,000	1,970
Formosa Chemicals & Fibre Corp.	350,000	884
Formosa Plastics Corp.	118,000	286
Nan Ya Plastics Corp.	73,000	139

	SHARES	MARKET VALUE (000S)
Taiwan Cement Corp.	2,266,000	$2,266

		6,377

TELECOMMUNICATION SERVICES 0.7%
Chunghwa Telecom Co. Ltd.	2,090,000	7,559
Far EasTone Telecommunications Co. Ltd.	586,000	1,419
Taiwan Mobile Co. Ltd.	346,000	1,209

		10,187

Total Taiwan		101,223

THAILAND 2.8%

CONSUMER STAPLES 0.1%
Charoen Pokphand Foods PCL	943,800	774
Siam Cement PCL	11,200	152

		926

ENERGY 1.4%
Banpu Public Co. Ltd.	6,627,700	2,786
PTT Exploration & Production PCL	2,949,300	7,083
PTT PCL	976,400	8,757
Thai Oil PCL	289,100	496

		19,122

FINANCIALS 0.9%
Bangkok Bank PCL	1,060,300	4,801
Kasikornbank PCL	491,200	2,419
Krung Thai Bank PCL	6,036,875	2,812
Siam Commercial Bank PCL	697,900	2,774
Thanachart Capital PCL	608,800	608

		13,414

INDUSTRIALS 0.2%
Thai Airways International PCL (a)	4,006,300	2,756

MATERIALS 0.1%
PTT Global Chemical PCL	843,000	1,431

TELECOMMUNICATION SERVICES 0.1%
Advanced Info Service PCL	121,700	548
Total Access Communication PCL	526,800	485

		1,033

Total Thailand		38,682

Total Common Stocks (Cost $1,210,413)		1,289,102

PREFERRED STOCKS 5.7%

BRAZIL 5.3%

BANKING & FINANCE 0.2%
Banco do Estado do Rio Grande do Sul S.A.	863,300	2,295

INDUSTRIALS 3.6%
Braskem S.A.	363,500	2,155
Cia Brasileira de Distribuicao	460,800	6,701
Metalurgica Gerdau S.A.	6,806,400	4,238
Suzano Papel e Celulose S.A.	110,400	389

	SHARES	MARKET VALUE (000S)
Usinas Siderurgicas de Minas Gerais S.A.	1,860,400	$1,141
Vale S.A.	8,664,200	35,144

		49,768

UTILITIES 1.5%
Centrais Eletricas Brasileiras S.A.	2,370,700	12,996
Cia de Transmissao de Energia Eletrica Paulista	16,700	325
Cia Energetica de Sao Paulo	704,700	2,610
Cia Paranaense de Energia	378,900	3,447
Eletropaulo Metropolitana Eletricidade de Sao Paulo S.A.	604,800	1,591

		20,969

Total Brazil		73,032

RUSSIA 0.4%

UTILITIES 0.4%
AK Transneft OJSC	1,647	4,283
Bashneft PJSC	29,258	871

		5,154

Total Russia		5,154

Total Preferred Stocks (Cost $62,405)		78,186

REAL ESTATE INVESTMENT TRUSTS 0.0%

SOUTH AFRICA 0.0%

FINANCIALS 0.0%
Growthpoint Properties Ltd.	128,863	225

Total Real Estate Investment Trusts (Cost $213)		225

WARRANTS 0.1%

THAILAND 0.1%

ENERGY 0.1%
Banpu PCL - Exp. 06/05/2017	2,788,800	730

Total Warrants (Cost $0)		730

Total Investments in Securities (Cost $1,273,031)		1,368,243

Total Investments 99.1% (Cost $1,273,031)		$1,368,243

Financial Derivative Instruments (b) 0.0% (Cost or Premiums, net $0)		408

Other Assets and Liabilities, net 0.9%		12,621

Net Assets 100.0%		$1,381,272

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2016	35

Schedule of Investments PIMCO RAE Fundamental Emerging Markets Fund (Cont.)

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security did not produce income within the last twelve months.

(b)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered	Currency to be Received		Unrealized Appreciation/ (Depreciation)
					Asset	Liability
SSB	07/2016	$626	IDR	8,227,722	$0	$(2)
	07/2016	10,838	ZAR	165,669	410	0

Total Forward Foreign Currency Contracts					$410	$(2)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of June 30, 2016:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (1)
SSB	$410	$0	$0	$410	$(2)	$0	$0	$(2)	$408	$0	$408

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 6, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 6, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$410	$0	$410

Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2	$0	$2

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$823	$0	$823

Net Change in Unrealized Appreciation on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$408	$0	$408

36	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2016

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2016
Investments in Securities, at Value
Common Stocks
Brazil
Consumer Discretionary	$1,469	$0	$0	$1,469
Consumer Staples	13,151	0	0	13,151
Energy	25,731	0	0	25,731
Financials	74,910	0	0	74,910
Industrials	2,943	0	0	2,943
Materials	20,348	0	0	20,348
Telecommunication Services	12,460	0	0	12,460
Utilities	42,379	0	0	42,379
China
Consumer Discretionary	0	2,879	0	2,879
Consumer Staples	0	769	5	774
Energy	0	52,706	0	52,706
Financials	0	162,153	0	162,153
Industrials	0	2,364	0	2,364
Information Technology	1,367	3,465	0	4,832
Materials	0	7,345	0	7,345
Telecommunication Services	0	9,168	0	9,168
Utilities	0	1,257	0	1,257
Greece
Consumer Discretionary	263	971	0	1,234
Financials	0	3,773	0	3,773
Telecommunication Services	0	1,372	0	1,372
Utilities	0	183	0	183
Hong Kong
Consumer Staples	0	7,583	0	7,583
Energy	0	908	0	908
Financials	0	13,014	0	13,014
Industrials	0	279	0	279
Materials	0	818	0	818
Telecommunication Services	0	29,661	0	29,661
Utilities	0	3,061	0	3,061
India
Consumer Discretionary	0	1,342	0	1,342
Consumer Staples	0	2,863	0	2,863
Energy	91	7,475	0	7,566
Financials	749	9,382	0	10,131
Health Care	439	1,001	0	1,440
Industrials	0	1,836	0	1,836
Information Technology	4,154	902	0	5,056
Materials	0	13,597	0	13,597
Telecommunication Services	0	943	0	943
Utilities	0	2,754	0	2,754
Indonesia
Consumer Discretionary	0	2,084	0	2,084
Consumer Staples	0	1,492	0	1,492
Energy	0	1,430	0	1,430
Financials	0	4,803	0	4,803
Industrials	0	748	0	748
Materials	0	929	0	929
Telecommunication Services	0	5,996	0	5,996
Utilities	0	2,185	0	2,185
Mexico
Consumer Discretionary	248	0	0	248
Consumer Staples	9,773	0	0	9,773
Financials	4,869	0	0	4,869
Industrials	1,411	0	0	1,411
Materials	6,198	1,346	0	7,544
Telecommunication Services	9,659	0	0	9,659
Poland
Energy	0	7,226	0	7,226
Financials	0	6,655	0	6,655
Industrials	0	104	0	104
Information Technology	0	1,113	0	1,113
Materials	0	5,010	0	5,010
Telecommunication Services	0	2,186	0	2,186
Utilities	0	8,546	0	8,546

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2016
Russia
Consumer Staples	$2,207	$1,381	$0	$3,588
Energy	30,912	92,796	0	123,708
Financials	1,863	5,249	0	7,112
Industrials	0	5,027	0	5,027
Information Technology	93	0	0	93
Materials	7,398	13,399	0	20,797
Telecommunication Services	4,458	16,505	0	20,963
Utilities	0	6,735	0	6,735
South Africa
Consumer Discretionary	0	1,693	0	1,693
Consumer Staples	1,795	7,675	0	9,470
Energy	0	14,995	0	14,995
Financials	0	34,907	0	34,907
Health Care	0	530	0	530
Industrials	894	712	0	1,606
Materials	31,010	23,250	0	54,260
Telecommunication Services	0	23,780	0	23,780
South Korea
Consumer Discretionary	0	32,264	0	32,264
Consumer Staples	0	9,784	0	9,784
Energy	0	8,748	0	8,748
Financials	0	40,875	0	40,875
Industrials	0	9,298	0	9,298
Information Technology	0	49,228	0	49,228
Materials	0	13,097	0	13,097
Telecommunication Services	14,367	6,530	0	20,897
Utilities	0	5,448	0	5,448
Taiwan
Consumer Discretionary	0	3,670	0	3,670
Consumer Staples	0	2,873	0	2,873
Financials	0	10,016	0	10,016
Industrials	0	2,176	0	2,176
Information Technology	22,113	43,811	0	65,924
Materials	0	6,377	0	6,377
Telecommunication Services	0	10,187	0	10,187
Thailand
Consumer Staples	0	926	0	926
Energy	0	19,122	0	19,122
Financials	0	13,414	0	13,414
Industrials	0	2,756	0	2,756
Materials	0	1,431	0	1,431
Telecommunication Services	0	1,033	0	1,033
Preferred Stocks
Brazil
Banking & Finance	2,295	0	0	2,295
Industrials	49,768	0	0	49,768
Utilities	20,969	0	0	20,969
Russia
Utilities	0	5,154	0	5,154
Real Estate Investment Trusts
South Africa
Financials	0	225	0	225
Warrants
Thailand
Energy	730	0	0	730

Total Investments	$423,484	$944,754	$5	$1,368,243

Financial Derivative Instruments - Assets
Over the counter	$0	$410	$0	$410

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(2)	$0	$(2)

Totals	$423,484	$945,162	$5	$1,368,651

There were assets and liabilities valued at $21,671 transferred from Level 1 to Level 2 during the period ended June 30, 2016. There were no significant assets and liabilities transferred from Level 2 to Level 1 during the period ended June 30, 2016. There were no significant transfers between Levels 2 and 3 during the period ended June 30, 2016.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2016	37

Schedule of Investments PIMCO RAE Fundamental Global Fund

June 30, 2016

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 99.9%

MUTUAL FUNDS (a) 99.9%

UNITED STATES 99.9%
PIMCO RAE Fundamental Emerging Markets Fund	3,548,003	$30,974
PIMCO RAE Fundamental International Fund	12,383,956	106,007
PIMCO RAE Fundamental U.S. Fund	14,857,727	145,903

Total Mutual Funds (Cost $285,650)		282,884

Total Investments in Affiliates (Cost $285,650)		282,884

Total Investments 99.9% (Cost $285,650)		$282,884

Other Assets and Liabilities, net 0.1%		400

Net Assets 100.0%		$283,284

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2016
Investments in Affiliates, at Value
Mutual Funds
United States	$282,884	$0	$0	$282,884

Totals	$282,884	$0	$0	$282,884

There were no significant transfers between Levels 1, 2, or 3 during the period ended June 30, 2016.

38	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments PIMCO RAE Fundamental Global ex-US Fund

June 30, 2016

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 99.9%

MUTUAL FUNDS (a) 99.9%

UNITED STATES 99.9%
PIMCO RAE Fundamental Emerging Markets Fund	1,635,061	$14,274
PIMCO RAE Fundamental International Fund	5,706,662	48,849

Total Mutual Funds (Cost $72,090)		63,123

Total Investments in Affiliates (Cost $72,090)		63,123

Total Investments 99.9% (Cost $72,090)		$63,123

Other Assets and Liabilities, net 0.1%		58

Net Assets 100.0%		$63,181

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2016
Investments in Affiliates, at Value
Mutual Funds
United States	$63,123	$0	$0	$63,123

Totals	$63,123	$0	$0	$63,123

There were no significant transfers between Levels 1, 2, or 3 during the period ended June 30, 2016.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2016	39

Schedule of Investments PIMCO RAE Fundamental International Fund

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 86.4%

COMMON STOCKS 85.1%

AUSTRALIA 7.4%

CONSUMER DISCRETIONARY 0.2%
Fairfax Media Ltd.	115,659	$81
Myer Holdings Ltd.	157,408	133
Star Entertainment Grp Ltd.	27,322	111
Tabcorp Holdings Ltd.	37,736	130
Tatts Group Ltd.	28,332	82

		537

CONSUMER STAPLES 0.5%
Metcash Ltd. (a)	152,836	219
Wesfarmers Ltd.	16,981	512
Woolworths Ltd.	26,197	412

		1,143

ENERGY 0.3%
Santos Ltd.	91,798	325
Woodside Petroleum Ltd.	14,176	288

		613

FINANCIALS 3.1%
AMP Ltd.	112,641	439
Australia & New Zealand Banking Group Ltd.	68,211	1,243
Bank of Queensland Ltd.	14,552	116
Bendigo & Adelaide Bank Ltd.	36,471	264
Commonwealth Bank of Australia	21,321	1,197
Genworth Mortgage Insurance Australia Ltd.	40,911	85
Insurance Australia Group Ltd.	25,784	106
Macquarie Group Ltd.	4,902	255
National Australia Bank Ltd.	81,762	1,570
QBE Insurance Group Ltd.	41,326	326
Suncorp Group Ltd.	71,456	655
Westpac Banking Corp.	68,987	1,530

		7,786

HEALTH CARE 0.3%
CSL Ltd.	4,170	352
Primary Health Care Ltd.	67,812	202
Sonic Healthcare Ltd.	11,054	179

		733

INDUSTRIALS 0.6%
Asciano Ltd.	17,471	116
Aurizon Holdings Ltd.	68,266	248
Brambles Ltd.	5,746	53
CIMIC Group Ltd.	7,257	196
Cleanaway Waste Management Ltd.	81,072	49
Downer EDI Ltd.	57,351	165
Lend Lease Group	7,287	69
Mineral Resources Ltd.	6,494	41
Qantas Airways Ltd.	86,285	183
WorleyParsons Ltd.	58,891	323

		1,443

MATERIALS 2.0%
Amcor Ltd.	7,593	85
BHP Billiton Ltd.	133,265	1,857

	SHARES	MARKET VALUE (000S)
BHP Billiton PLC	70,714	$895
BlueScope Steel Ltd.	17,685	86
Boral Ltd.	44,953	211
CSR Ltd.	104,788	288
Fortescue Metals Group Ltd.	230,513	617
Iluka Resources Ltd.	45,236	223
Incitec Pivot Ltd.	38,896	87
Newcrest Mining Ltd.	12,103	210
Orica Ltd.	19,106	178
OZ Minerals Ltd.	70,794	304

		5,041

TELECOMMUNICATION SERVICES 0.1%
Telstra Corp. Ltd.	83,802	350

UTILITIES 0.3%
AGL Energy Ltd.	16,744	243
AusNet Services	90,862	112
DUET Group	21,277	40
Origin Energy Ltd.	66,188	289

		684

Total Australia		18,330

AUSTRIA 0.5%

ENERGY 0.2%
OMV AG	20,215	568

FINANCIALS 0.2%
Erste Group Bank AG	8,655	197
Raiffeisen Bank International AG	14,296	180
Vienna Insurance Group AG Wiener Versicherung Gruppe	4,033	77

		454

INDUSTRIALS 0.0%
Wienerberger AG	1,984	28

MATERIALS 0.1%
voestalpine AG	6,863	231

UTILITIES 0.0%
Verbund AG	3,162	45

Total Austria		1,326

BELGIUM 0.8%

CONSUMER DISCRETIONARY 0.0%
Telenet Group Holding NV (a)	606	28

CONSUMER STAPLES 0.5%
Anheuser-Busch InBev NV	4,438	587
Delhaize Group	4,997	528

		1,115

FINANCIALS 0.2%
Ageas	12,878	448
KBC Groep NV	1,513	74

		522

HEALTH CARE 0.0%
UCB S.A.	545	41

	SHARES	MARKET VALUE (000S)
MATERIALS 0.0%
Solvay S.A.	647	$60
Umicore S.A.	1,084	56

		116

TELECOMMUNICATION SERVICES 0.1%
Proximus S.A.	5,362	170

Total Belgium		1,992

CANADA 9.5%

CONSUMER DISCRETIONARY 0.3%
Canadian Tire Corp. Ltd. ‘A’	1,585	173
Hudson’s Bay Co.	3,548	43
Magna International, Inc.	8,635	303
Quebecor, Inc. ‘B’	6,356	182
Shaw Communications, Inc. ‘B’	2,784	53

		754

CONSUMER STAPLES 0.1%
Empire Co. Ltd.	4,260	63
George Weston Ltd.	2,783	241

		304

ENERGY 2.6%
Baytex Energy Corp.	76,129	442
Bonavista Energy Corp.	43,028	110
Cameco Corp.	3,558	39
Canadian Natural Resources Ltd.	22,586	697
Cenovus Energy, Inc.	56,215	777
Crescent Point Energy Corp.	30,872	488
Encana Corp.	65,038	506
Enerplus Corp.	84,786	557
Husky Energy, Inc.	13,472	164
Imperial Oil Ltd.	3,431	109
MEG Energy Corp. (a)	29,189	153
Pengrowth Energy Corp.	110,604	203
PrairieSky Royalty Ltd. (b)	2,489	47
Precision Drilling Corp.	43,140	229
ShawCor Ltd.	3,629	90
Suncor Energy, Inc.	53,865	1,494
TransCanada Corp.	6,460	292
Vermilion Energy, Inc.	2,408	77

		6,474

FINANCIALS 3.0%
Bank of Montreal	14,557	923
Bank of Nova Scotia	16,225	795
Brookfield Asset Management, Inc. ‘A’	7,765	257
Canadian Imperial Bank of Commerce (b)	13,167	989
Great-West Lifeco, Inc. (b)	6,225	164
IGM Financial, Inc.	4,979	136
Manulife Financial Corp.	27,537	377
National Bank of Canada	6,982	239
Onex Corp.	3,252	199
Power Corp. of Canada	10,399	221
Power Financial Corp.	10,058	231
Royal Bank of Canada	22,002	1,300
Sun Life Financial, Inc.	13,675	449
Toronto-Dominion Bank	29,897	1,284

		7,564

40	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2016

	SHARES	MARKET VALUE (000S)
INDUSTRIALS 0.6%
Air Canada (a)	53,235	$366
Bombardier, Inc. ‘B’ (a)	170,741	256
Canadian National Railway Co.	7,528	445
Canadian Pacific Railway Ltd.	301	39
Finning International, Inc.	7,291	119
SNC-Lavalin Group, Inc.	998	42
WestJet Airlines Ltd.	6,748	110

		1,377

INFORMATION TECHNOLOGY 0.1%
BlackBerry Ltd. (a)	42,726	287

MATERIALS 1.9%
Agrium, Inc.	1,620	147
Barrick Gold Corp.	42,983	918
First Quantum Minerals Ltd.	11,568	81
Goldcorp, Inc.	3,034	58
IAMGOLD Corp. (a)	80,254	332
Kinross Gold Corp. (a)	75,866	371
Potash Corp. of Saskatchewan, Inc.	23,912	388
Teck Resources Ltd. ‘B’	132,081	1,739
Yamana Gold, Inc.	156,486	814

		4,848

TELECOMMUNICATION SERVICES 0.6%
BCE, Inc.	6,052	286
Manitoba Telecom Services, Inc.	10,321	303
Rogers Communications, Inc. ‘B’	12,689	514
TELUS Corp.	10,391	335

		1,438

UTILITIES 0.3%
Atco Ltd. ‘I’	5,293	186
Capital Power Corp.	4,383	65
Emera, Inc.	1,098	41
Fortis, Inc.	2,192	74
Superior Plus Corp.	4,826	40
TransAlta Corp.	44,849	233

		639

Total Canada		23,685

COLOMBIA 0.0%

ENERGY 0.0%
Pacific Exploration and Production Corp. (a)	79,200	0

Total Colombia		0

DENMARK 1.1%

CONSUMER STAPLES 0.1%
Carlsberg A/S ‘B’	3,246	310

ENERGY 0.0%
Vestas Wind Systems A/S	450	30

FINANCIALS 0.1%
Danske Bank A/S	8,056	212
Sydbank A/S	1,506	38

		250

	SHARES	MARKET VALUE (000S)
HEALTH CARE 0.3%
Novo Nordisk A/S ‘B’	10,917	$588

INDUSTRIALS 0.4%
AP Moeller - Maersk A/S ‘B’	525	686
FLSmidth & Co. A/S	1,878	67
ISS A/S	8,557	322

		1,075

TELECOMMUNICATION SERVICES 0.2%
TDC A/S	86,569	424

Total Denmark		2,677

FINLAND 0.6%

CONSUMER DISCRETIONARY 0.0%
Nokian Renkaat OYJ	828	30

CONSUMER STAPLES 0.0%
Kesko OYJ ‘B’	2,100	89

ENERGY 0.0%
Neste OYJ	2,890	104

FINANCIALS 0.1%
Sampo OYJ ‘A’	2,758	113

HEALTH CARE 0.1%
Orion OYJ ‘B’	3,197	124

INDUSTRIALS 0.0%
Metso OYJ	2,550	60
YIT OYJ	5,301	38

		98

INFORMATION TECHNOLOGY 0.1%
Nokia OYJ	17,267	98
Tieto OYJ	3,471	95

		193

MATERIALS 0.2%
Stora Enso OYJ ‘R’	20,331	163
UPM-Kymmene OYJ	15,189	279

		442

TELECOMMUNICATION SERVICES 0.0%
Elisa OYJ	1,147	44

UTILITIES 0.1%
Fortum OYJ	15,034	242

Total Finland		1,479

FRANCE 9.9%

CONSUMER DISCRETIONARY 1.2%
Accor S.A.	2,249	86
Christian Dior SE	1,441	231
Cie Generale des Etablissements Michelin	6,642	626
Kering	880	142
Lagardere S.C.A.	4,526	98

	SHARES	MARKET VALUE (000S)
LVMH Moet Hennessy Louis Vuitton SE	2,418	$365
Peugeot S.A. (a)	13,655	164
Publicis Groupe S.A.	1,753	117
Renault S.A.	2,874	217
Valeo S.A.	2,565	114
Vivendi S.A.	49,676	929

		3,089

CONSUMER STAPLES 0.8%
Carrefour S.A.	23,127	569
Casino Guichard Perrachon S.A.	8,484	471
Danone S.A.	7,184	503
L’Oreal S.A.	778	149
Pernod-Ricard S.A.	2,342	259
Rallye S.A.	2,140	36
Wendel S.A.	1,045	108

		2,095

ENERGY 1.3%
CGG S.A. (a)	28,890	20
Technip S.A.	4,106	222
Total S.A.	61,702	2,959

		3,201

FINANCIALS 1.6%
AXA S.A.	30,601	605
BNP Paribas S.A.	37,130	1,628
CNP Assurances	9,189	136
Credit Agricole S.A.	39,780	334
Eurazeo S.A.	740	44
SCOR SE	3,467	103
Societe Generale S.A.	32,536	1,018

		3,868

HEALTH CARE 0.8%
Essilor International S.A.	528	69
Sanofi	22,437	1,864

		1,933

INDUSTRIALS 1.6%
Air France-KLM (a)	71,024	448
Airbus Group SE	2,305	132
Bouygues S.A.	16,198	464
Cie de Saint-Gobain	16,997	644
Eiffage S.A.	6,339	451
Elior Group	1,811	40
Rexel S.A.	14,717	185
Safran S.A.	3,966	267
Schneider Electric SE	4,507	263
Thales S.A.	840	70
Vinci S.A.	14,954	1,055

		4,019

INFORMATION TECHNOLOGY 0.3%
Atos SE	3,105	256
Capgemini S.A.	1,408	121
Neopost S.A.	2,917	67
Teleperformance S.E.	998	85
UBISOFT Entertainment (a)	2,739	100

		629

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2016	41

Schedule of Investments PIMCO RAE Fundamental International Fund (Cont.)

	SHARES	MARKET VALUE (000S)
MATERIALS 0.3%
Air Liquide S.A.	3,661	$381
Arkema S.A.	1,762	135
Vallourec S.A.	26,274	93

		609

TELECOMMUNICATION SERVICES 0.9%
Orange S.A.	143,773	2,338

UTILITIES 1.1%
Electricite de France S.A.	23,834	289
Engie S.A.	122,042	1,960
Suez	12,566	196
Veolia Environnement S.A.	17,180	371

		2,816

Total France		24,597

GERMANY 7.8%

CONSUMER DISCRETIONARY 1.1%
adidas AG	5,118	735
Bayerische Motoren Werke AG	10,272	747
Continental AG	1,202	227
Daimler AG	12,501	748
Fielmann AG	679	50
ProSiebenSat.1 Media SE	2,745	120

		2,627

CONSUMER STAPLES 0.5%
Beiersdorf AG	669	63
METRO AG	28,473	876
Suedzucker AG	13,616	300

		1,239

FINANCIALS 1.3%
Commerzbank AG	91,503	596
Deutsche Bank AG	79,962	1,105
Deutsche Boerse AG	1,382	113
Hannover Rueck SE	1,977	207
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	5,712	958
Talanx AG (a)	5,592	167

		3,146

HEALTH CARE 0.6%
Bayer AG	5,078	510
Fresenius Medical Care AG & Co. KGaA	2,376	207
Fresenius SE & Co. KGaA	6,232	458
Merck KGaA	1,584	161
Rhoen Klinikum AG	4,822	141
STADA Arzneimittel AG	2,600	135

		1,612

INDUSTRIALS 1.6%
Bilfinger SE	2,695	79
Deutsche Lufthansa AG	67,427	793
Deutsche Post AG	34,979	985
Fraport AG Frankfurt Airport Services Worldwide	576	31
GEA Group AG	1,600	75
HOCHTIEF AG	3,385	437
OSRAM Licht AG	2,427	126

	SHARES	MARKET VALUE (000S)
Rheinmetall AG	3,811	$227
Siemens AG	11,350	1,165

		3,918

INFORMATION TECHNOLOGY 0.3%
Infineon Technologies AG	7,758	112
SAP SE	9,360	703

		815

MATERIALS 1.1%
Aurubis AG	2,430	111
BASF SE	16,103	1,235
Brenntag AG	1,232	60
Evonik Industries AG	1,994	59
HeidelbergCement AG	5,429	409
K+S AG	11,530	236
LANXESS AG	3,737	164
Linde AG	1,028	143
Salzgitter AG	7,173	190
Symrise AG	1,792	122

		2,729

TELECOMMUNICATION SERVICES 0.5%
Deutsche Telekom AG	71,779	1,224
Freenet AG	1,628	42

		1,266

UTILITIES 0.8%
E.ON SE	102,303	1,033
RWE AG	65,798	1,048

		2,081

Total Germany		19,433

HONG KONG 1.2%

CONSUMER DISCRETIONARY 0.1%
Esprit Holdings Ltd.	47,514	36
SJM Holdings Ltd.	197,000	121

		157

CONSUMER STAPLES 0.3%
CK Hutchison Holdings Ltd.	23,043	254
Jardine Matheson Holdings Ltd.	1,000	58
Swire Pacific Ltd. ‘A’	29,000	328
Wharf Holdings Ltd.	17,000	104

		744

FINANCIALS 0.5%
AIA Group Ltd.	60,600	364
Bank of East Asia Ltd.	17,600	68
Hang Lung Group Ltd.	9,000	27
Hang Lung Properties Ltd.	22,000	45
Hang Seng Bank Ltd.	10,500	180
Hong Kong Exchanges and Clearing Ltd.	4,100	100
Hongkong Land Holdings Ltd.	5,800	35
Hysan Development Co. Ltd.	14,000	62
Kerry Properties Ltd.	16,000	40
New World Development Co. Ltd.	189,000	193
Shimao Property Holdings Ltd.	73,000	93

	SHARES	MARKET VALUE (000S)
Sun Hung Kai Properties Ltd.	4,000	$48
Wheelock & Co. Ltd.	15,000	71

		1,326

INDUSTRIALS 0.1%
Cathay Pacific Airways Ltd.	87,000	128
MTR Corp. Ltd.	22,500	114

		242

TELECOMMUNICATION SERVICES 0.0%
PCCW Ltd.	90,000	60

UTILITIES 0.2%
CLP Holdings Ltd.	32,500	332

Total Hong Kong		2,861

IRELAND 0.5%

ENERGY 0.0%
DCC PLC	600	53

HEALTH CARE 0.2%
Medtronic PLC	6,272	544

INDUSTRIALS 0.1%
Experian PLC	10,165	193

MATERIALS 0.2%
CRH PLC	12,077	352
Smurfit Kappa Group PLC	8,973	197

		549

Total Ireland		1,339

ISRAEL 0.7%

FINANCIALS 0.2%
Bank Hapoalim BM	36,251	183
Bank Leumi Le-Israel BM (a)	60,510	212
Israel Discount Bank Ltd.‘A’ (a)	53,271	92

		487

HEALTH CARE 0.3%
Teva Pharmaceutical Industries Ltd. SP - ADR	14,452	726

MATERIALS 0.1%
Israel Chemicals Ltd.	49,955	194

TELECOMMUNICATION SERVICES 0.1%
Bezeq The Israeli Telecommunication Corp. Ltd.	98,903	196

Total Israel		1,603

ITALY 2.7%

CONSUMER DISCRETIONARY 0.1%
Ferrari NV	2,172	89
Luxottica Group SpA	723	35
Mediaset SpA	23,694	83

		207

42	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2016

	SHARES	MARKET VALUE (000S)
ENERGY 1.0%
Eni SpA	153,955	$2,480
Saipem SpA (a)	99,379	40

		2,520

FINANCIALS 0.4%
Assicurazioni Generali SpA	13,517	159
Banca Monte dei Paschi di Siena SpA (a)	137,449	59
Banca Popolare dell’Emilia Romagna SC	14,007	51
Banco Popolare SC	7,523	18
Intesa Sanpaolo SpA	158,257	301
Poste Italiane SpA	29,479	196
UniCredit SpA	70,183	154
Unione di Banche Italiane SpA	50,492	140

		1,078

INDUSTRIALS 0.1%
Atlantia SpA	3,374	84
Prysmian SpA	3,500	77

		161

MATERIALS 0.1%
Italcementi SpA	18,191	213

TELECOMMUNICATION SERVICES 0.1%
Telecom Italia SpA (a)	426,637	350

UTILITIES 0.9%
A2A SpA	100,720	132
Enel SpA	414,569	1,841
Hera SpA	9,831	27
Snam SpA	38,695	231
Terna Rete Elettrica Nazionale SpA	10,054	56

		2,287

Total Italy		6,816

JAPAN 12.2%

CONSUMER DISCRETIONARY 1.7%
Aisin Seiki Co. Ltd.	2,100	86
Aoyama Trading Co. Ltd.	1,000	37
Bandai Namco Holdings, Inc.	1,700	44
Benesse Holdings, Inc.	3,100	73
Bridgestone Corp.	2,700	87
Daihatsu Motor Co. Ltd.	13,400	175
Daiwa House Industry Co. Ltd.	2,500	73
DCM Holdings Co. Ltd.	5,500	47
Denso Corp.	2,300	81
Fuji Media Holdings, Inc.	5,800	65
Honda Motor Co. Ltd.	27,400	687
Isetan Mitsukoshi Holdings Ltd.	7,800	69
Isuzu Motors Ltd.	3,500	43
JVC Kenwood Corp.	17,000	35
Mazda Motor Corp.	4,700	62
Mitsubishi Motors Corp.	15,200	70
Nikon Corp.	12,800	173
Nissan Motor Co. Ltd.	62,400	557
Panasonic Corp.	28,500	245
Sankyo Co. Ltd.	700	26
Sega Sammy Holdings, Inc.	3,600	39
Sekisui Chemical Co. Ltd.	3,100	38

	SHARES	MARKET VALUE (000S)
Sony Corp.	13,400	$395
Sumitomo Electric Industries Ltd.	5,400	72
Sumitomo Rubber Industries Ltd.	7,900	106
Takashimaya Co. Ltd.	9,000	65
Takata Corp.	9,600	37
Toyota Motor Corp.	10,735	529
Yamada Denki Co. Ltd.	27,500	145
Yamaha Corp.	1,700	46
Yoshinoya Holdings Co. Ltd.	3,200	44
Zensho Holdings Co. Ltd.	3,100	45

		4,296

CONSUMER STAPLES 1.2%
Aeon Co. Ltd.	45,447	706
Ajinomoto Co., Inc.	5,000	118
Japan Tobacco, Inc.	3,356	135
Kao Corp.	1,800	105
Kirin Holdings Co. Ltd.	37,800	638
Megmilk Snow Brand Co. Ltd.	1,300	45
MEIJI Holdings Co. Ltd.	2,500	257
Morinaga Milk Industry Co. Ltd.	6,000	42
NH Foods Ltd.	4,000	98
Nippon Suisan Kaisha Ltd.	7,000	36
Nisshin Seifun Group, Inc.	1,300	21
Sapporo Holdings Ltd.	1,400	40
Seiko Holdings Corp.	11,000	33
Seven & Holdings Co. Ltd.	3,700	155
Shiseido Co. Ltd.	4,800	125
UNY Group Holdings Co. Ltd.	28,000	236
Yamazaki Baking Co. Ltd.	9,000	251

		3,041

ENERGY 0.1%
Idemitsu Kosan Co. Ltd.	5,300	115
JX Holdings, Inc.	43,400	170
Showa Shell Sekiyu KK	4,200	39

		324

FINANCIALS 2.1%
Chiba Bank Ltd.	7,000	33
Concordia Financial Group Ltd. (a)	15,000	58
Dai-ichi Life Insurance Co. Ltd.	40,400	452
Daiwa Securities Group, Inc.	7,000	37
Fukuoka Financial Group, Inc.	13,000	43
Hokuhoku Financial Group, Inc.	18,000	20
Japan Post Bank Co. Ltd.	9,400	111
Japan Post Holdings Co. Ltd.	14,600	178
Joyo Bank Ltd.	11,000	41
Mitsubishi UFJ Financial Group, Inc.	283,200	1,270
Mizuho Financial Group, Inc.	645,900	929
MS&AD Insurance Group Holdings, Inc.	1,900	49
Nishi-Nippon City Bank Ltd.	36,000	63
North Pacific Bank Ltd.	14,300	39
ORIX Corp.	9,100	118
Resona Holdings, Inc.	74,700	273
Sompo Japan Nipponkoa Holdings, Inc.	1,400	37
Sony Financial Holdings, Inc.	10,200	115
Sumitomo Mitsui Financial Group, Inc.	31,300	904
Sumitomo Mitsui Trust Holdings, Inc.	40,000	130
T&D Holdings, Inc.	15,400	131

	SHARES	MARKET VALUE (000S)
Tokio Marine Holdings, Inc.	1,400	$47
Yamaguchi Financial Group, Inc.	4,000	38

		5,116

HEALTH CARE 0.5%
Astellas Pharma, Inc.	12,800	201
Daiichi Sankyo Co. Ltd.	20,516	498
Eisai Co. Ltd.	2,100	117
Medipal Holdings Corp.	2,600	43
Otsuka Holdings Co. Ltd.	3,528	162
Shionogi & Co. Ltd.	2,100	115
Takeda Pharmaceutical Co. Ltd.	3,800	164

		1,300

INDUSTRIALS 2.1%
ANA Holdings, Inc.	22,000	63
Central Japan Railway Co.	600	107
Dai Nippon Printing Co. Ltd.	21,000	234
East Japan Railway Co.	2,900	269
Furukawa Electric Co. Ltd.	32,000	74
Hoya Corp.	2,300	82
IHI Corp.	17,000	46
ITOCHU Corp.	25,500	312
Japan Airlines Co. Ltd.	8,100	261
Kawasaki Heavy Industries Ltd.	13,000	37
Kawasaki Kisen Kaisha Ltd.	19,000	45
Komatsu Ltd.	8,900	155
Marubeni Corp.	43,400	196
Mitsubishi Corp.	22,100	389
Mitsubishi Electric Corp.	10,000	119
Mitsubishi Heavy Industries Ltd.	35,000	141
Mitsui & Co. Ltd.	44,600	532
Mitsui Engineering & Shipbuilding Co. Ltd.	24,000	33
Mitsui OSK Lines Ltd.	19,000	40
Nippon Yusen KK	73,000	128
NTN Corp.	12,000	32
Sojitz Corp.	95,400	226
Sumitomo Corp.	50,300	507
Sumitomo Forestry Co. Ltd.	5,300	72
Sumitomo Heavy Industries Ltd.	11,000	48
Toppan Printing Co. Ltd.	19,000	163
Toshiba Corp.	236,000	643
Toyota Tsusho Corp.	1,600	35
West Japan Railway Co.	2,800	177

		5,166

INFORMATION TECHNOLOGY 1.4%
Brother Industries Ltd.	3,700	40
Canon, Inc.	30,550	872
DeNA Co. Ltd.	8,900	208
FUJIFILM Holdings Corp.	7,800	303
Fujitsu Ltd.	105,000	386
Hitachi Ltd.	147,000	616
Ibiden Co. Ltd.	3,300	37
Japan Display, Inc. (a)	33,000	54
Konica Minolta, Inc.	13,100	96
Kyocera Corp.	800	38
NEC Corp.	123,000	287
Nintendo Co. Ltd.	300	43
NTT Data Corp.	1,100	52
Omron Corp.	1,200	39
Ricoh Co. Ltd.	36,500	316

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2016	43

Schedule of Investments PIMCO RAE Fundamental International Fund (Cont.)

	SHARES	MARKET VALUE (000S)
TDK Corp.	700	$39

		3,426

MATERIALS 1.1%
Asahi Glass Co. Ltd.	59,000	320
Asahi Kasei Corp.	16,000	111
Denka Co. Ltd.	17,000	69
DIC Corp.	3,600	75
JFE Holdings, Inc.	4,000	52
Kaneka Corp.	6,000	40
LIXIL Group Corp.	2,300	38
Mitsubishi Chemical Holdings Corp.	57,400	263
Mitsubishi Materials Corp.	41,000	98
Mitsui Chemicals, Inc.	32,000	118
Mitsui Mining & Smelting Co. Ltd.	69,000	115
Nippon Kayaku Co. Ltd.	4,000	40
Nippon Light Metal Holdings Co. Ltd.	68,200	151
Nippon Paper Industries Co. Ltd.	10,618	185
Nippon Sheet Glass Co. Ltd. (a)	58,000	37
Nitto Denko Corp.	800	51
Oji Holdings Corp.	28,000	107
Shin-Etsu Chemical Co. Ltd.	1,400	82
Showa Denko KK	2,000	19
Sumitomo Chemical Co. Ltd.	47,000	194
Sumitomo Metal Mining Co. Ltd.	12,000	122
Taiheiyo Cement Corp.	17,000	40
Teijin Ltd.	53,000	176
Tokuyama Corp. (a)	17,000	47
Ube Industries Ltd.	75,000	124

		2,674

TELECOMMUNICATION SERVICES 1.2%
KDDI Corp.	10,700	325
Nippon Telegraph & Telephone Corp.	39,100	1,833
NTT DOCOMO, Inc.	27,400	739
SoftBank Group Corp.	3,300	187

		3,084

UTILITIES 0.8%
Chubu Electric Power Co., Inc.	48,000	683
Chugoku Electric Power Co., Inc.	4,400	56
Electric Power Development Co. Ltd.	2,100	49
Hokkaido Electric Power Co., Inc.	2,400	20
Hokuriku Electric Power Co.	12,788	159
Kansai Electric Power Co., Inc. (a)	40,800	397
Kyushu Electric Power Co., Inc.	3,200	32
Osaka Gas Co. Ltd.	5,000	19
Tohoku Electric Power Co., Inc.	27,500	347
Tokyo Electric Power Co., Inc. (a)	15,300	65
Tokyo Gas Co. Ltd.	10,000	41

		1,868

Total Japan		30,295

LUXEMBOURG 0.3%

CONSUMER DISCRETIONARY 0.1%
RTL Group S.A.	1,991	162

MATERIALS 0.2%
ArcelorMittal	124,141	566

	SHARES	MARKET VALUE (000S)
Tenaris S.A.	6,066	$88

		654

Total Luxembourg		816

MACAU 0.0%

CONSUMER DISCRETIONARY 0.0%
Sands China Ltd.	9,600	32
Wynn Macau Ltd.	50,000	73

		105

Total Macau		105

NETHERLANDS 4.2%

CONSUMER DISCRETIONARY 0.1%
Wolters Kluwer NV	3,370	136

CONSUMER STAPLES 0.6%
Heineken Holding NV	3,201	259
Heineken NV	3,282	301
Koninklijke Ahold NV	43,086	952

		1,512

ENERGY 2.4%
Fugro NV	13,670	240
Royal Dutch Shell PLC ‘A’	210,199	5,766

		6,006

FINANCIALS 0.4%
Aegon NV	37,042	147
Delta Lloyd NV	27,926	98
ING Groep NV - Dutch Certificate	51,154	529
NN Group NV	7,644	211

		985

INDUSTRIALS 0.3%
Boskalis Westminster	1,109	38
Koninklijke BAM Groep NV	8,076	29
Koninklijke Philips NV	20,150	501
PostNL NV (a)	43,417	177
Randstad Holding NV	551	22

		767

INFORMATION TECHNOLOGY 0.0%
NXP Semiconductor NV (a)	785	62

MATERIALS 0.2%
Akzo Nobel NV	3,594	223
Koninklijke DSM NV	2,250	130

		353

TELECOMMUNICATION SERVICES 0.2%
Koninklijke KPN NV	111,270	396
VimpelCom Ltd. SP - ADR	39,368	153

		549

Total Netherlands		10,370

NEW ZEALAND 0.2%

MATERIALS 0.1%
Fletcher Building Ltd.	21,047	129

	SHARES	MARKET VALUE (000S)
TELECOMMUNICATION SERVICES 0.1%
Spark New Zealand Ltd.	145,885	$371

Total New Zealand		500

NORWAY 1.1%

CONSUMER STAPLES 0.1%
Marine Harvest ASA	6,991	118
Orkla ASA	12,893	115

		233

ENERGY 0.8%
Statoil ASA	116,990	2,021
TGS Nopec Geophysical Co. ASA	3,523	58

		2,079

FINANCIALS 0.1%
DNB ASA	16,173	193
Gjensidige Forsikring ASA	3,759	63

		256

MATERIALS 0.1%
Norsk Hydro ASA	32,401	119

TELECOMMUNICATION SERVICES 0.0%
Telenor ASA	6,970	115

Total Norway		2,802

PORTUGAL 0.1%

ENERGY 0.0%
Galp Energia SGPS S.A.	3,057	42

FINANCIALS 0.0%
Banco Espirito Santo S.A.	59,573	1

UTILITIES 0.1%
EDP - Energias de Portugal S.A.	87,551	268

Total Portugal		311

SINGAPORE 0.9%

CONSUMER DISCRETIONARY 0.1%
Jardine Cycle & Carriage Ltd.	3,300	90
Singapore Press Holdings Ltd.	22,900	68

		158

CONSUMER STAPLES 0.2%
Keppel Corp. Ltd.	89,500	369
Wilmar International Ltd.	45,100	110

		479

FINANCIALS 0.3%
CapitaLand Ltd.	61,900	142
DBS Group Holdings Ltd.	33,310	393
Oversea-Chinese Banking Corp. Ltd.	12,800	83
United Overseas Bank Ltd.	11,500	159

		777

INDUSTRIALS 0.1%
ComfortDelGro Corp. Ltd.	35,600	73
Sembcorp Industries Ltd.	55,400	117

44	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2016

	SHARES	MARKET VALUE (000S)
Singapore Airlines Ltd.	31,067	$247

		437

INFORMATION TECHNOLOGY 0.1%
Broadcom Ltd.	946	147

TELECOMMUNICATION SERVICES 0.1%
Singapore Telecommunications Ltd.	79,500	245

Total Singapore		2,243

SOUTH AFRICA 0.1%

FINANCIALS 0.0%
Investec PLC	12,968	81

MATERIALS 0.1%
Mondi PLC	6,306	118

Total South Africa		199

SPAIN 2.8%

CONSUMER DISCRETIONARY 0.1%
Inditex S.A.	5,652	190
Promotora de Informaciones S.A. ‘A’ (a)	5,384	30

		220

CONSUMER STAPLES 0.0%
Distribuidora Internacional de Alimentacion S.A.	16,515	96

ENERGY 0.1%
Repsol S.A.	15,984	205

FINANCIALS 1.1%
Banco Bilbao Vizcaya Argentaria S.A.	62,960	361
Banco de Sabadell S.A.	30,247	40
Banco Santander S.A.	550,114	2,135
Mapfre S.A.	60,974	134

		2,670

INDUSTRIALS 0.3%
Abengoa S.A. ‘B’ (a)	446,104	121
Abertis Infraestructuras S.A.	6,666	99
Acciona S.A.	1,714	125
ACS Actividades de Construccion y Servicios S.A.	5,268	144
Ferrovial S.A.	9,551	187
Fomento de Construcciones y Contratas S.A.	22,455	190

		866

INFORMATION TECHNOLOGY 0.1%
Amadeus IT Holding S.A. ‘A’	1,396	62
Indra Sistemas S.A. (a)	6,256	66

		128

TELECOMMUNICATION SERVICES 0.6%
Telefonica S.A.	157,605	1,496

UTILITIES 0.5%
Endesa S.A.	39,468	792
Gas Natural SDG S.A.	6,249	124

	SHARES	MARKET VALUE (000S)
Iberdrola S.A.	53,986	$369

		1,285

Total Spain		6,966

SWEDEN 1.9%

CONSUMER DISCRETIONARY 0.1%
Bonava AB ‘B’ (a)	2,591	31
Electrolux AB ‘B’	4,497	123
Hennes & Mauritz AB ‘B’	4,016	118

		272

CONSUMER STAPLES 0.2%
Svenska Cellulosa AB S.C.A. ‘B’	8,146	262
Swedish Match AB	4,555	159

		421

FINANCIALS 0.5%
Nordea Bank AB	22,644	192
Skandinaviska Enskilda Banken AB	30,195	264
Svenska Handelsbanken AB ‘A’	25,204	306
Swedbank AB ‘A’	18,843	396

		1,158

HEALTH CARE 0.0%
Meda AB ‘A’	1,128	20

INDUSTRIALS 0.5%
Assa Abloy AB ‘B’	4,746	98
Atlas Copco AB ‘A’	5,046	131
NCC AB ‘B’	2,591	60
Sandvik AB	21,568	216
Securitas AB ‘B’	9,344	144
Skanska AB ‘B’	4,758	100
SKF AB ‘B’	6,787	109
Volvo AB ‘B’	36,385	361

		1,219

INFORMATION TECHNOLOGY 0.1%
Telefonaktiebolaget LM Ericsson ‘B’	26,638	205

MATERIALS 0.1%
Boliden AB	9,275	181

TELECOMMUNICATION SERVICES 0.4%
Tele2 AB ‘B’	67,006	588
TeliaSonera AB	118,478	561
		1,149

Total Sweden		4,625

SWITZERLAND 4.4%

CONSUMER DISCRETIONARY 0.1%
Cie Financiere Richemont S.A.	2,842	166
Garmin Ltd.	1,910	81
Swatch Group AG	271	79

		326

CONSUMER STAPLES 0.5%
Coca-Cola HBC AG	309	6
Nestle S.A.	14,366	1,113

		1,119

	SHARES	MARKET VALUE (000S)
ENERGY 0.2%
Transocean Ltd.	32,218	$383
Weatherford International PLC (a)	8,724	49

		432

FINANCIALS 1.4%
Allied World Assurance Co. Holdings AG	2,583	91
Baloise Holding AG	1,416	158
Credit Suisse Group AG	38,923	414
Helvetia Holding AG	236	123
Swiss Life Holding AG	1,738	402
Swiss Re AG	12,834	1,121
UBS Group AG	12,353	160
Zurich Insurance Group AG	4,354	1,077

		3,546

HEALTH CARE 1.4%
Lonza Group AG	245	41
Novartis AG	18,912	1,561
Roche Holding AG	7,100	1,873

		3,475

INDUSTRIALS 0.2%
ABB Ltd.	11,423	226
Adecco S.A.	1,565	79
SGS S.A.	18	41
Wolseley PLC	2,490	129

		475

INFORMATION TECHNOLOGY 0.1%
STMicroelectronics NV	20,444	120
TE Connectivity Ltd.	4,088	234

		354

MATERIALS 0.5%
Clariant AG	5,018	85
Givaudan S.A.	49	98
Glencore PLC	282,351	582
Syngenta AG (a)	906	348

		1,113

Total Switzerland		10,840

UNITED KINGDOM 14.0%

CONSUMER DISCRETIONARY 1.1%
Compass Group PLC	21,239	404
Fiat Chrysler Automobiles NV	64,933	397
GKN PLC	19,972	72
Home Retail Group PLC	125,899	258
Inchcape PLC	4,252	36
Informa PLC	3,244	32
Kingfisher PLC	73,638	316
Marks & Spencer Group PLC	39,844	171
Mitchells & Butlers PLC	9,591	30
Next PLC	990	65
Pearson PLC	15,030	195
RELX NV	7,379	128
RELX PLC	5,014	92
Sky PLC	6,801	77
Thomas Cook Group PLC (a)	75,815	64
WPP PLC	25,799	538

		2,875

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2016	45

Schedule of Investments PIMCO RAE Fundamental International Fund (Cont.)

	SHARES	MARKET VALUE (000S)
CONSUMER STAPLES 2.9%
British American Tobacco PLC	29,461	$1,910
Diageo PLC	14,240	398
Imperial Brands PLC	18,934	1,027
J Sainsbury PLC	57,492	179
Reckitt Benckiser Group PLC	5,705	572
SABMiller PLC	9,445	551
Tate & Lyle PLC	15,031	134
Tesco PLC (a)	244,720	574
Unilever NV - Dutch Certificate	17,974	836
Unilever PLC	9,222	442
WM Morrison Supermarkets PLC	230,968	580

		7,203

ENERGY 1.7%
BP PLC	637,286	3,731
John Wood Group PLC	6,771	62
Petrofac Ltd.	18,662	194
Subsea 7 S.A.	13,255	130
Tullow Oil PLC (a)	66,086	233

		4,350

FINANCIALS 3.7%
Aberdeen Asset Management PLC	12,515	47
Admiral Group PLC	2,737	74
Aviva PLC	45,579	240
Barclays PLC	561,398	1,044
Direct Line Insurance Group PLC	8,747	41
HSBC Holdings PLC	692,778	4,292
ICAP PLC	16,112	91
Lancashire Holdings Ltd.	2,502	20
Legal & General Group PLC	28,107	72
Lloyds Banking Group PLC	668,464	484
Man Group PLC	110,177	171
Old Mutual PLC	323,133	873
Prudential PLC	8,250	140
Royal Bank of Scotland Group PLC (a)	181,409	411
RSA Insurance Group PLC	9,862	66
Standard Chartered PLC	138,052	1,047
Standard Life PLC	13,299	53

		9,166

HEALTH CARE 1.1%
AstraZeneca PLC	17,254	1,032
GlaxoSmithKline PLC	73,922	1,587
Smith & Nephew PLC	5,711	97

		2,716

INDUSTRIALS 0.9%
Aggreko PLC	2,478	42
BAE Systems PLC	71,917	504
Bunzl PLC	1,963	60
Capita PLC	5,233	68
Carillion PLC	15,236	48
CNH Industrial NV	41,137	298
easyJet PLC	3,302	48
Firstgroup PLC (a)	18,075	24
International Consolidated Airlines Group S.A.	24,580	122
National Express Group PLC	14,508	57
QinetiQ Group PLC	13,681	41
Rentokil Initial PLC	44,234	114
Rolls-Royce Holdings PLC	31,641	302

	SHARES	MARKET VALUE (000S)
Royal Mail PLC	42,275	$284
Smiths Group PLC	3,876	60
Stagecoach Group PLC	23,191	72
Weir Group PLC	2,443	47

		2,191

INFORMATION TECHNOLOGY 0.1%
ARM Holdings PLC	2,156	33
Sage Group PLC	9,314	80
Serco Group PLC (a)	44,386	66

		179

MATERIALS 1.0%
Anglo American PLC	95,190	933
KAZ Minerals PLC (a)	61,312	109
Rio Tinto Ltd.	15,010	519
Rio Tinto PLC	29,284	910

		2,471

TELECOMMUNICATION SERVICES 0.8%
BT Group PLC	63,311	348
Vodafone Group PLC	505,723	1,542

		1,890

UTILITIES 0.7%
Centrica PLC	113,060	342
Drax Group PLC	23,071	100
National Grid PLC	60,016	882
Severn Trent PLC	5,587	182
SSE PLC	3,297	69
United Utilities Group PLC	11,377	158

		1,733

Total United Kingdom		34,774

UNITED STATES 0.2%

CONSUMER DISCRETIONARY 0.1%
Carnival PLC	3,211	142
Thomson Reuters Corp.	3,411	138

		280

HEALTH CARE 0.0%
Shire PLC	1,513	94

MATERIALS 0.1%
Domtar Corp.	4,929	173

Total United States		547

Total Common Stocks (Cost $199,633)		211,531

PREFERRED STOCKS 0.5%

GERMANY 0.5%

INDUSTRIALS 0.5%
Henkel AG & Co. KGaA	2,796	342
Porsche Automobil Holding SE	3,017	139
Volkswagen AG	6,733	816

		1,297

MATERIALS 0.0%
FUCHS PETROLUB SE	1,007	40

Total Preferred Stocks (Cost $1,307)		1,337

	SHARES	MARKET VALUE (000S)
REAL ESTATE INVESTMENT TRUSTS 0.8%

AUSTRALIA 0.4%

FINANCIALS 0.4%
Dexus Property Group	15,573	$106
Mirvac Group	114,960	175
Scentre Group	81,200	301
Stockland	100,575	356
Westfield Corp.	17,338	139

		1,077

Total Australia		1,077

CANADA 0.1%

FINANCIALS 0.1%
Cominar Real Estate Investment Trust	2,714	35
Dream Office Real Estate Investment Trust	5,125	74
H&R Real Estate Investment Trust	3,961	69
RioCan Real Estate Investment Trust	1,231	28
Smart Real Estate Investment Trust	1,264	37

		243

Total Canada		243

FRANCE 0.1%

FINANCIALS 0.1%
Unibail-Rodamco SE	917	237

Total France		237

HONG KONG 0.1%

FINANCIALS 0.1%
Link REIT	18,500	127

Total Hong Kong		127

UNITED KINGDOM 0.1%

FINANCIALS 0.1%
Land Securities Group PLC	4,852	68
Segro PLC	19,743	109

		177

Total United Kingdom		177

Total Real Estate Investment Trusts (Cost $1,701)		1,861

RIGHTS 0.0%

SPAIN 0.0%

INDUSTRIALS 0.0%
ACS Actividades de Construccion y Servicios S.A.	10,163	7

Total Rights (Cost $8)		7

LIMITED PARTNERSHIPS 0.0%

BERMUDA 0.0%
Brookfield Business Partners LP	155	3

Total Limited Partnerships (Cost $4)		3

Total Investments in Securities (Cost $202,653)		214,739

Total Investments 86.4% (Cost $202,653)		$214,739

Other Assets and Liabilities, net 13.6%		33,830

Net Assets 100.0%		$248,569

46	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2016

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security did not produce income within the last twelve months.

(b)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Canadian Imperial Bank of Commerce	06/30/2005 - 06/28/2016	$999	$989	0.40%
Great-West Lifeco, Inc.	12/18/2008 - 12/04/2015	160	164	0.06
PrairieSky Royalty Ltd.	06/01/2016 - 06/03/2016	47	47	0.02

		$1,206	$1,200	0.48%

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 6, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$30	$0	$30

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2016
Investments in Securities, at Value
Common Stocks
Australia
Consumer Discretionary	$0	$537	$0	$537
Consumer Staples	0	1,143	0	1,143
Energy	0	613	0	613
Financials	0	7,786	0	7,786
Health Care	0	733	0	733
Industrials	0	1,443	0	1,443
Materials	0	5,041	0	5,041
Telecommunication Services	0	350	0	350
Utilities	0	684	0	684
Austria
Energy	0	568	0	568
Financials	0	454	0	454
Industrials	0	28	0	28
Materials	0	231	0	231
Utilities	0	45	0	45
Belgium
Consumer Discretionary	0	28	0	28
Consumer Staples	0	1,115	0	1,115
Financials	0	522	0	522
Health Care	0	41	0	41
Materials	0	116	0	116
Telecommunication Services	0	170	0	170
Canada
Consumer Discretionary	754	0	0	754
Consumer Staples	304	0	0	304
Energy	6,474	0	0	6,474
Financials	7,564	0	0	7,564
Industrials	1,377	0	0	1,377
Information Technology	287	0	0	287
Materials	4,848	0	0	4,848
Telecommunication Services	1,438	0	0	1,438
Utilities	639	0	0	639
Denmark
Consumer Staples	0	310	0	310
Energy	0	30	0	30

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2016
Financials	$0	$250	$0	$250
Health Care	0	588	0	588
Industrials	0	1,075	0	1,075
Telecommunication Services	0	424	0	424
Finland
Consumer Discretionary	0	30	0	30
Consumer Staples	0	89	0	89
Energy	0	104	0	104
Financials	0	113	0	113
Health Care	0	124	0	124
Industrials	0	98	0	98
Information Technology	0	193	0	193
Materials	0	442	0	442
Telecommunication Services	0	44	0	44
Utilities	0	242	0	242
France
Consumer Discretionary	0	3,089	0	3,089
Consumer Staples	0	2,095	0	2,095
Energy	0	3,201	0	3,201
Financials	0	3,868	0	3,868
Health Care	0	1,933	0	1,933
Industrials	0	4,019	0	4,019
Information Technology	0	629	0	629
Materials	0	609	0	609
Telecommunication Services	0	2,338	0	2,338
Utilities	0	2,816	0	2,816
Germany
Consumer Discretionary	0	2,627	0	2,627
Consumer Staples	0	1,239	0	1,239
Financials	0	3,146	0	3,146
Health Care	0	1,612	0	1,612
Industrials	0	3,918	0	3,918
Information Technology	0	815	0	815
Materials	0	2,729	0	2,729
Telecommunication Services	0	1,266	0	1,266
Utilities	0	2,081	0	2,081

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2016	47

Schedule of Investments PIMCO RAE Fundamental International Fund (Cont.)

June 30, 2016

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2016
Hong Kong
Consumer Discretionary	$0	$157	$0	$157
Consumer Staples	0	744	0	744
Financials	0	1,326	0	1,326
Industrials	0	242	0	242
Telecommunication Services	0	60	0	60
Utilities	0	332	0	332
Ireland
Energy	0	53	0	53
Health Care	544	0	0	544
Industrials	0	193	0	193
Materials	0	549	0	549
Israel
Financials	0	487	0	487
Health Care	726	0	0	726
Materials	0	194	0	194
Telecommunication Services	0	196	0	196
Italy
Consumer Discretionary	89	118	0	207
Energy	0	2,520	0	2,520
Financials	0	1,078	0	1,078
Industrials	0	161	0	161
Materials	213	0	0	213
Telecommunication Services	0	350	0	350
Utilities	0	2,287	0	2,287
Japan
Consumer Discretionary	0	4,296	0	4,296
Consumer Staples	0	3,041	0	3,041
Energy	0	324	0	324
Financials	58	5,058	0	5,116
Health Care	0	1,300	0	1,300
Industrials	0	5,166	0	5,166
Information Technology	0	3,426	0	3,426
Materials	0	2,674	0	2,674
Telecommunication Services	0	3,084	0	3,084
Utilities	0	1,868	0	1,868
Luxembourg
Consumer Discretionary	0	162	0	162
Materials	0	654	0	654
Macau
Consumer Discretionary	0	105	0	105
Netherlands
Consumer Discretionary	0	136	0	136
Consumer Staples	0	1,512	0	1,512
Energy	240	5,766	0	6,006
Financials	0	985	0	985
Industrials	0	767	0	767
Information Technology	62	0	0	62
Materials	0	353	0	353
Telecommunication Services	153	396	0	549
New Zealand
Materials	0	129	0	129
Telecommunication Services	0	371	0	371
Norway
Consumer Staples	0	233	0	233
Energy	0	2,079	0	2,079
Financials	0	256	0	256
Materials	0	119	0	119
Telecommunication Services	0	115	0	115
Portugal
Energy	0	42	0	42
Financials	0	0	1	1
Utilities	0	268	0	268
Singapore
Consumer Discretionary	0	158	0	158
Consumer Staples	0	479	0	479
Financials	0	777	0	777
Industrials	0	437	0	437
Information Technology	147	0	0	147

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2016
Telecommunication Services	$0	$245	$0	$245
South Africa
Financials	0	81	0	81
Materials	0	118	0	118
Spain
Consumer Discretionary	30	190	0	220
Consumer Staples	0	96	0	96
Energy	0	205	0	205
Financials	0	2,670	0	2,670
Industrials	121	745	0	866
Information Technology	0	128	0	128
Telecommunication Services	0	1,496	0	1,496
Utilities	0	1,285	0	1,285
Sweden
Consumer Discretionary	31	241	0	272
Consumer Staples	0	421	0	421
Financials	0	1,158	0	1,158
Health Care	0	20	0	20
Industrials	0	1,219	0	1,219
Information Technology	0	205	0	205
Materials	0	181	0	181
Telecommunication Services	0	1,149	0	1,149
Switzerland
Consumer Discretionary	81	245	0	326
Consumer Staples	0	1,119	0	1,119
Energy	432	0	0	432
Financials	91	3,455	0	3,546
Health Care	0	3,475	0	3,475
Industrials	0	475	0	475
Information Technology	234	120	0	354
Materials	0	1,113	0	1,113
United Kingdom
Consumer Discretionary	427	2,448	0	2,875
Consumer Staples	836	6,367	0	7,203
Energy	0	4,350	0	4,350
Financials	0	9,166	0	9,166
Health Care	0	2,716	0	2,716
Industrials	0	2,191	0	2,191
Information Technology	0	179	0	179
Materials	0	2,471	0	2,471
Telecommunication Services	0	1,890	0	1,890
Utilities	0	1,733	0	1,733
United States
Consumer Discretionary	138	142	0	280
Health Care	0	94	0	94
Materials	173	0	0	173
Preferred Stocks
Germany
Industrials	0	1,297	0	1,297
Materials	0	40	0	40
Real Estate Investment Trusts
Australia
Financials	0	1,077	0	1,077
Canada
Financials	243	0	0	243
France
Financials	0	237	0	237
Hong Kong
Financials	0	127	0	127
United Kingdom
Financials	0	177	0	177
Rights
Spain
Industrials	7	0	0	7
Limited Partnerships
Bermuda	3	0	0	3

Total Investments	$28,764	$185,974	$1	$214,739

There were no significant transfers between Levels 1, 2, or 3 during the period ended June 30, 2016.

48	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments PIMCO RAE Fundamental US Fund

June 30, 2016

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.4%

COMMON STOCKS 98.4%

IRELAND 0.4%

FINANCIALS 0.0%
XL Group PLC	2,489	$83

INFORMATION TECHNOLOGY 0.4%
Accenture PLC ‘A’	15,364	1,740

Total Ireland		1,823

UNITED KINGDOM 0.1%

CONSUMER STAPLES 0.1%
Coca-Cola European Partners	17,988	642

Total United Kingdom		642

UNITED STATES 97.9%

CONSUMER DISCRETIONARY 12.7%
Aaron’s, Inc.	14,424	316
Abercrombie & Fitch Co. ‘A’	42,864	763
Advance Auto Parts, Inc.	351	57
Amazon.com, Inc. (a)	4,730	3,385
American Eagle Outfitters, Inc.	26,648	424
Apollo Education Group, Inc. (a)	37,202	339
Aramark	2,689	90
Ascena Retail Group, Inc. (a)	2,925	20
AutoNation, Inc. (a)	4,781	225
AutoZone, Inc. (a)	498	395
Bed Bath & Beyond, Inc.	32,873	1,421
Best Buy Co., Inc.	23,327	714
Big Lots, Inc.	16,449	824
Bloomin’ Brands, Inc.	14,340	256
Bob Evans Farms, Inc.	3,486	132
Boyd Gaming Corp. (a)	3,956	73
Brinker International, Inc.	6,147	280
Burlington Stores, Inc. (a)	3,201	214
Cabela’s, Inc. (a)	1,679	84
Caesars Entertainment Corp. (a)	21,689	167
Carnival Corp.	16,655	736
Carter’s, Inc.	539	57
CBS Corp. ‘B’	19,241	1,047
Charter Communications, Inc. (a)	281	64
Chico’s FAS, Inc.	33,754	362
Cinemark Holdings, Inc.	6,274	229
Coach, Inc.	31,682	1,291
Comcast Corp. ‘A’	53,703	3,501
Cooper Tire & Rubber Co.	1,923	57
Cracker Barrel Old Country Store, Inc.	770	132
CST Brands, Inc.	1,237	53
Dana Holding Corp.	10,584	112
DeVry Education Group, Inc.	8,573	153
Dick’s Sporting Goods, Inc.	3,002	135
Dillard’s, Inc. ‘A’	8,902	539
Discovery Communications, Inc. ‘A’ (a)	7,825	197
Dollar General Corp.	5,077	477
Dollar Tree, Inc. (a)	2,943	277
Domino’s Pizza, Inc.	744	98
Expedia, Inc.	2,371	252
Express, Inc. (a)	4,410	64
Foot Locker, Inc.	2,538	139
Ford Motor Co.	55,149	693

	SHARES	MARKET VALUE (000S)
Fossil Group, Inc. (a)	15,819	$451
GameStop Corp. ‘A’	23,636	628
Gannett Co., Inc.	6,562	91
Gap, Inc.	48,219	1,023
General Motors Co.	13,266	375
Genesco, Inc. (a)	3,690	237
Genuine Parts Co.	2,058	208
GNC Holdings, Inc. ‘A’	13,021	316
Goodyear Tire & Rubber Co.	6,659	171
Graham Holdings Co. ‘B’	423	207
Guess?, Inc.	19,723	297
Harley-Davidson, Inc.	4,180	189
Hasbro, Inc.	5,841	491
Home Depot, Inc.	32,642	4,168
International Game Technology PLC	10,986	206
Interpublic Group of Cos., Inc.	26,300	608
JC Penney Co., Inc. (a)	34,523	307
Johnson Controls, Inc.	2,224	98
Kohl’s Corp.	44,042	1,670
L Brands, Inc.	5,959	400
Las Vegas Sands Corp.	3,806	166
Leggett & Platt, Inc.	2,389	122
Liberty Interactive Corp. ‘A’ (a)	19,003	482
Lowe’s Cos., Inc.	34,812	2,756
Macy’s, Inc.	24,315	817
Mattel, Inc.	32,882	1,029
McDonald’s Corp.	35,535	4,276
MGM Resorts International (a)	9,350	212
Murphy USA, Inc. (a)	2,421	180
News Corp. ‘A’	7,912	90
NIKE, Inc. ‘B’	28,290	1,562
Nordstrom, Inc.	9,373	357
Norwegian Cruise Line Holdings Ltd. (a)	2,955	118
O’Reilly Automotive, Inc. (a)	2,324	630
Omnicom Group, Inc.	15,595	1,271
Outerwall, Inc.	5,792	243
Panera Bread Co. ‘A’ (a)	847	180
Pier 1 Imports, Inc.	9,192	47
Ralph Lauren Corp.	5,654	507
Regal Entertainment Group ‘A’	13,872	306
Rent-A-Center, Inc.	18,012	221
Ross Stores, Inc.	4,466	253
Royal Caribbean Cruises Ltd.	3,057	205
Safeway Casa Ley CVR	38,866	5
Safeway PDC LLC CVR	38,866	2
Sally Beauty Holdings, Inc. (a)	5,416	159
Scripps Networks Interactive, Inc. ‘A’	1,596	99
Sears Holdings Corp. (a)	16,695	227
SeaWorld Entertainment, Inc.	20,386	292
Service Corp. International	1,838	50
Six Flags Entertainment Corp.	1,512	88
Staples, Inc.	82,144	708
Starbucks Corp.	15,249	871
Starwood Hotels & Resorts Worldwide, Inc.	1,327	98
Target Corp.	36,701	2,562
Tenneco, Inc. (a)	4,690	219
Time Warner, Inc.	35,080	2,580
Time, Inc.	29,036	478
TJX Cos., Inc.	6,889	532
Tractor Supply Co.	1,863	170
Tribune Media Co. ‘A’	10,205	400
Tupperware Brands Corp.	8,346	470
Urban Outfitters, Inc. (a)	8,430	232

	SHARES	MARKET VALUE (000S)
VF Corp.	1,739	$107
Viacom, Inc. ‘B’	51,579	2,139
Visteon Corp.	2,624	173
Walt Disney Co.	18,767	1,836
Weight Watchers International, Inc. (a)	38,060	443
Wendy’s Co.	14,267	137
Whirlpool Corp.	594	99
Williams-Sonoma, Inc.	1,201	63
Wyndham Worldwide Corp.	9,490	676
Wynn Resorts Ltd.	7,997	725
Yum! Brands, Inc.	5,398	448

		66,103

CONSUMER STAPLES 9.3%
Altria Group, Inc.	40,250	2,776
Avery Dennison Corp.	2,730	204
Avon Products, Inc.	164,488	622
Brown-Forman Corp.	1,022	102
Bunge Ltd.	5,080	300
Campbell Soup Co.	2,720	181
Casey’s General Stores, Inc.	1,510	199
Clorox Co.	518	72
Coca-Cola Co.	71,846	3,257
Colgate-Palmolive Co.	12,512	916
ConAgra Foods, Inc.	11,067	529
Costco Wholesale Corp.	4,298	675
CVS Health Corp.	20,638	1,976
Dr Pepper Snapple Group, Inc.	9,928	959
Estee Lauder Cos., Inc. ‘A’	3,133	285
General Mills, Inc.	16,413	1,170
Herbalife Ltd. (a)	17,926	1,049
HRG Group, Inc. (a)	7,246	99
Ingredion, Inc.	1,223	158
JM Smucker Co.	2,929	446
Kellogg Co.	6,131	501
Kimberly-Clark Corp.	3,252	447
Kraft Heinz Co.	3,685	326
Kroger Co.	47,497	1,747
Leucadia National Corp.	5,590	97
McCormick & Co., Inc.	1,922	205
Molson Coors Brewing Co. ‘B’	1,391	141
Mondelez International, Inc. ‘A’	39,714	1,807
Nu Skin Enterprises, Inc. ‘A’	9,742	450
PepsiCo, Inc.	37,508	3,974
Philip Morris International, Inc.	62,173	6,324
Procter & Gamble Co.	65,053	5,508
Reynolds American, Inc.	20,319	1,096
Rite Aid Corp. (a)	92,963	696
SUPERVALU, Inc. (a)	14,115	67
Sysco Corp.	20,785	1,055
Universal Corp.	4,035	233
Wal-Mart Stores, Inc.	88,861	6,489
Walgreens Boots Alliance, Inc.	15,095	1,257
Whole Foods Market, Inc.	8,312	266

		48,661

ENERGY 11.2%
Anadarko Petroleum Corp.	14,359	765
Apache Corp.	15,142	843
Archrock, Inc.	2,527	24
Baker Hughes, Inc.	8,788	397
Bill Barrett Corp. (a)	31,894	204
Bristow Group, Inc.	4,117	47

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2016	49

Schedule of Investments PIMCO RAE Fundamental US Fund (Cont.)

	SHARES	MARKET VALUE (000S)
California Resources Corp.	26,164	$319
Chesapeake Energy Corp. (a)	216,979	929
Chevron Corp.	119,372	12,514
ConocoPhillips	128,570	5,606
CONSOL Energy, Inc.	22,998	370
Continental Resources, Inc. (a)	1,478	67
Denbury Resources, Inc.	41,881	150
Devon Energy Corp.	7,264	263
Diamond Offshore Drilling, Inc.	12,305	299
Energen Corp.	6,072	293
EOG Resources, Inc.	4,180	349
EP Energy Corp. ‘A’ (a)	10,416	54
Exterran Corp. (a)	1,263	16
Exxon Mobil Corp.	179,263	16,804
Halliburton Co.	27,176	1,231
Helmerich & Payne, Inc.	1,487	100
Hess Corp.	25,979	1,561
HollyFrontier Corp.	21,810	518
Kinder Morgan, Inc.	14,542	272
Marathon Oil Corp.	126,132	1,893
Marathon Petroleum Corp.	26,588	1,009
MRC Global, Inc. (a)	7,943	113
Murphy Oil Corp.	32,683	1,038
Nabors Industries Ltd.	13,410	135
National Oilwell Varco, Inc.	31,320	1,054
Newfield Exploration Co. (a)	6,982	308
Noble Energy, Inc.	2,974	107
NOW, Inc. (a)	6,450	117
Oasis Petroleum, Inc. (a)	19,104	178
Occidental Petroleum Corp.	30,215	2,283
Oceaneering International, Inc.	3,082	92
ONEOK, Inc.	3,036	144
Patterson-UTI Energy, Inc.	12,083	258
PBF Energy, Inc. ‘A’	3,036	72
Phillips 66	8,737	693
Rowan Cos. PLC ‘A’	4,292	76
Schlumberger Ltd.	22,814	1,804
SEACOR Holdings, Inc. (a)	3,339	193
SM Energy Co.	3,148	85
Southwestern Energy Co. (a)	7,154	90
Spectra Energy Corp.	10,674	391
Stone Energy Corp. (a)	3,375	41
Superior Energy Services, Inc.	13,884	256
Targa Resources Corp.	3,964	167
Tesoro Corp.	2,896	217
Unit Corp. (a)	12,100	188
Valero Energy Corp.	18,833	960
Whiting Petroleum Corp. (a)	21,230	197
WPX Energy, Inc. (a)	38,569	359

		58,513

FINANCIALS 11.5%
Aflac, Inc.	6,319	456
Aircastle Ltd.	3,879	76
Allstate Corp.	17,270	1,208
Ally Financial, Inc. (a)	27,343	467
Ambac Financial Group, Inc. (a)	8,673	143
American Equity Investment Life Holding Co.	5,879	84
American Express Co.	25,192	1,531
American Financial Group, Inc.	4,410	326
American International Group, Inc.	76,527	4,047
Ameriprise Financial, Inc.	2,863	257
Assurant, Inc.	8,635	745

	SHARES	MARKET VALUE (000S)
Automatic Data Processing, Inc.	3,870	$356
Bank of America Corp.	287,879	3,820
Bank of New York Mellon Corp.	11,200	435
BB&T Corp.	13,967	497
Berkshire Hathaway, Inc. ‘B’ (a)	4,477	648
BGC Partners, Inc. ‘A’	16,829	147
BlackRock, Inc.	277	95
Booz Allen Hamilton Holding Corp.	21,145	627
Capital One Financial Corp.	25,479	1,618
Capitol Federal Financial, Inc.	11,022	154
CIT Group, Inc.	7,580	242
Citigroup, Inc.	94,637	4,012
Citizens Financial Group, Inc.	19,359	387
CME Group, Inc.	5,241	510
CNO Financial Group, Inc.	10,064	176
Comerica, Inc.	2,208	91
CoreLogic, Inc. (a)	6,377	245
Discover Financial Services	12,994	696
E*TRADE Financial Corp. (a)	8,824	207
Fifth Third Bancorp	40,721	716
First Horizon National Corp.	19,910	274
First Niagara Financial Group, Inc.	31,236	304
FNF Group	4,561	171
Franklin Resources, Inc.	5,495	183
Genworth Financial, Inc. ‘A’ (a)	60,684	157
Global Payments, Inc.	4,213	301
Goldman Sachs Group, Inc.	8,742	1,299
Great Western Bancorp, Inc.	5,957	188
Hartford Financial Services Group, Inc.	15,897	705
JPMorgan Chase & Co.	134,933	8,385
Kemper Corp.	3,257	101
KeyCorp	7,716	85
Legg Mason, Inc.	12,907	381
Lincoln National Corp.	4,643	180
Loews Corp.	15,789	649
Marsh & McLennan Cos., Inc.	1,679	115
Mastercard, Inc. ‘A’	12,484	1,099
MetLife, Inc.	16,945	675
NASDAQ, Inc.	4,121	266
Navient Corp.	29,814	356
New York Community Bancorp, Inc.	21,095	316
Northwest Bancshares, Inc.	7,457	111
OneMain Holdings, Inc. (a)	3,675	84
People’s United Financial, Inc.	27,991	410
PHH Corp. (a)	17,761	237
PNC Financial Services Group, Inc.	14,341	1,167
Primerica, Inc.	1,945	111
Progressive Corp.	8,434	283
Prudential Financial, Inc.	1,330	95
Regions Financial Corp.	49,357	420
Reinsurance Group of America, Inc.	4,165	404
S&P Global, Inc.	2,257	242
Santander Consumer USA Holdings, Inc. (a)	28,443	294
SLM Corp. (a)	73,462	454
State Street Corp.	3,817	206
SunTrust Banks, Inc.	11,656	479
Synchrony Financial (a)	31,415	794
Total System Services, Inc.	1,430	76
Travelers Cos., Inc.	33,231	3,956
Trustmark Corp.	7,418	184
U.S. Bancorp	11,761	474
Unum Group	7,838	249
Visa, Inc. ‘A’	29,389	2,180

	SHARES	MARKET VALUE (000S)
Voya Financial, Inc.	20,293	$502
Wells Fargo & Co.	78,556	3,718
Western Union Co.	53,812	1,032
White Mountains Insurance Group Ltd.	249	210
WR Berkley Corp.	1,263	76

		59,657

HEALTH CARE 11.3%
Abbott Laboratories	21,170	832
AbbVie, Inc.	21,305	1,319
Aetna, Inc.	14,430	1,762
Alere, Inc. (a)	2,478	103
Alexion Pharmaceuticals, Inc. (a)	826	96
AmerisourceBergen Corp.	2,109	167
Amgen, Inc.	18,128	2,758
Anthem, Inc.	22,853	3,002
Baxter International, Inc.	15,817	715
Becton Dickinson and Co.	5,947	1,009
Bio-Rad Laboratories, Inc. ‘A’ (a)	2,282	326
Biogen, Inc. (a)	1,811	438
Boston Scientific Corp. (a)	28,663	670
Bristol-Myers Squibb Co.	30,847	2,269
Cardinal Health, Inc.	4,942	386
Celgene Corp. (a)	8,334	822
Centene Corp. (a)	2,613	186
Charles River Laboratories International, Inc. (a)	999	82
Cigna Corp.	1,167	149
Community Health Systems, Inc. (a)	27,688	334
CR Bard, Inc.	2,501	588
DaVita HealthCare Partners, Inc. (a)	1,553	120
Edwards Lifesciences Corp. (a)	2,385	238
Eli Lilly & Co.	24,626	1,939
Envision Healthcare Holdings, Inc. (a)	13,782	350
Express Scripts Holding Co. (a)	11,126	843
Gilead Sciences, Inc.	14,081	1,175
Halyard Health, Inc. (a)	3,995	130
HCA Holdings, Inc. (a)	34,276	2,640
Henry Schein, Inc. (a)	1,213	214
Hologic, Inc. (a)	2,541	88
Humana, Inc.	3,988	717
Illumina, Inc. (a)	719	101
Intuitive Surgical, Inc. (a)	246	163
Johnson & Johnson	54,895	6,659
Kindred Healthcare, Inc.	13,767	155
Laboratory Corp. of America Holdings (a)	580	76
LifePoint Health, INC. (a)	5,999	392
Magellan Health, Inc. (a)	4,799	316
Mallinckrodt PLC (a)	1,214	74
McKesson Corp.	3,383	631
MEDNAX, Inc. (a)	704	51
Merck & Co., Inc.	88,685	5,109
Mylan NV (a)	2,977	129
Owens & Minor, Inc.	5,199	194
Patterson Cos., Inc.	4,792	229
Pfizer, Inc.	275,074	9,685
Quest Diagnostics, Inc.	16,725	1,362
Quintiles Transnational Holdings, Inc. (a)	1,168	76
Regeneron Pharmaceuticals, Inc. (a)	545	190
Select Medical Holdings Corp. (a)	7,502	82

50	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2016

	SHARES	MARKET VALUE (000S)
St Jude Medical, Inc.	9,986	$779
Stryker Corp.	3,872	464
Tenet Healthcare Corp. (a)	12,538	347
Thermo Fisher Scientific, Inc.	2,843	420
United Therapeutics Corp. (a)	610	65
UnitedHealth Group, Inc.	24,310	3,433
Universal Health Services, Inc. ‘B’	1,418	190
Varian Medical Systems, Inc. (a)	1,196	98
VCA, Inc. (a)	1,043	71
WellCare Health Plans, Inc. (a)	1,757	188
Zimmer Biomet Holdings, Inc.	2,483	299
Zoetis, Inc.	4,646	221

		58,716

INDUSTRIALS 8.5%
3M Co.	11,465	2,008
AGCO Corp.	8,617	406
Alaska Air Group, Inc.	4,271	249
Armstrong Flooring, Inc. (a)	6,727	114
Avis Budget Group, Inc. (a)	13,530	436
Boeing Co.	8,749	1,136
Brink’s Co.	4,303	123
Caterpillar, Inc.	28,657	2,173
CH Robinson Worldwide, Inc.	1,324	98
Cintas Corp.	1,350	132
Clean Harbors, Inc. (a)	1,848	96
CSX Corp.	42,529	1,109
Cummins, Inc.	4,030	453
Danaher Corp.	8,564	865
Deere & Co.	23,876	1,935
Delta Air Lines, Inc.	3,251	118
Dover Corp.	6,766	469
Emerson Electric Co.	31,662	1,652
Equifax, Inc.	1,083	139
Essendant, Inc.	2,232	68
FedEx Corp.	988	150
Flowserve Corp.	5,085	230
Fluor Corp.	9,757	481
FTI Consulting, Inc. (a)	3,531	144
GATX Corp.	5,611	247
General Dynamics Corp.	6,038	841
General Electric Co.	234,708	7,389
Harsco Corp.	9,544	63
HD Supply Holdings, Inc. (a)	2,680	93
Hertz Global Holdings, Inc. (a)	59,146	655
Honeywell International, Inc.	10,153	1,181
Illinois Tool Works, Inc.	12,019	1,252
Ingersoll-Rand PLC	5,285	337
JetBlue Airways Corp. (a)	13,903	230
Joy Global, Inc.	5,910	125
KBR, Inc.	17,699	234
Kirby Corp. (a)	1,434	89
KLX, Inc. (a)	7,383	229
L-3 Communications Holdings, Inc.	5,593	820
Lockheed Martin Corp.	5,883	1,460
ManpowerGroup, Inc.	2,734	176
Mettler-Toledo International, Inc. (a)	235	86
Norfolk Southern Corp.	13,784	1,173
Northrop Grumman Corp.	11,906	2,646
Owens Corning	4,557	235
PACCAR, Inc.	3,132	162
Parker-Hannifin Corp.	2,737	296
Raytheon Co.	12,384	1,684

	SHARES	MARKET VALUE (000S)
Republic Services, Inc.	13,960	$716
Rexnord Corp. (a)	3,930	77
Rockwell Collins, Inc.	1,819	155
RR Donnelley & Sons Co.	27,360	463
Ryder System, Inc.	3,092	189
SkyWest, Inc.	6,733	178
Snap-on, Inc.	465	73
Southwest Airlines Co.	1,168	46
SPX Corp.	3,968	59
SPX FLOW, Inc. (a)	3,164	83
Stanley Black & Decker, Inc.	971	108
Textron, Inc.	2,596	95
Timken Co.	6,558	201
TransDigm Group, Inc. (a)	679	179
Trinity Industries, Inc.	3,139	58
Triumph Group, Inc.	1,718	61
Tyco International PLC	2,302	98
Union Pacific Corp.	15,831	1,381
United Continental Holdings, Inc. (a)	3,382	139
United Parcel Service, Inc. ‘B’	1,181	127
United Technologies Corp.	14,145	1,451
Waste Management, Inc.	19,509	1,293
WESCO International, Inc. (a)	1,665	86
WW Grainger, Inc.	1,285	292
YRC Worldwide, Inc. (a)	3,065	27

		44,122

INFORMATION TECHNOLOGY 18.7%
Activision Blizzard, Inc.	42,702	1,692
Advanced Micro Devices, Inc. (a)	48,801	251
Alphabet, Inc. ‘A’ (a)	870	612
Alphabet, Inc. ‘C’ (a)	11,700	8,098
Amdocs Ltd.	7,067	408
Analog Devices, Inc.	1,107	63
Anixter International, Inc. (a)	4,360	232
Apple, Inc.	96,087	9,186
Applied Materials, Inc.	9,604	230
Arrow Electronics, Inc. (a)	11,167	691
Avnet, Inc.	16,657	675
Broadridge Financial Solutions, Inc.	2,440	159
Brocade Communications Systems, Inc.	23,897	219
CA, Inc.	34,097	1,119
CACI International, Inc. ‘A’ (a)	2,398	217
CDW Corp.	1,196	48
Cerner Corp. (a)	1,342	79
Cisco Systems, Inc.	188,180	5,399
Citrix Systems, Inc. (a)	3,041	243
Cognizant Technology Solutions Corp. ‘A’ (a)	5,146	294
CommScope Holding Co., Inc. (a)	2,797	87
Computer Sciences Corp.	1,983	98
Convergys Corp.	8,549	214
Corning, Inc.	74,416	1,524
CSRA, Inc.	2,760	65
Diebold, Inc.	3,544	88
DST Systems, Inc.	839	98
Dun & Bradstreet Corp.	3,191	389
eBay, Inc. (a)	7,803	183
EchoStar Corp. ‘A’ (a)	1,835	73
Electronic Arts, Inc. (a)	4,332	328
EMC Corp.	82,341	2,237
Energizer Holdings, Inc.	2,098	108
Facebook, Inc. ‘A’ (a)	5,641	645

	SHARES	MARKET VALUE (000S)
Fairchild Semiconductor International, Inc. (a)	5,415	$107
Fidelity National Information Services, Inc.	6,773	499
Fiserv, Inc. (a)	4,659	507
Flextronics International Ltd. (a)	22,711	268
FLIR Systems, Inc.	2,643	82
Harris Corp.	4,242	354
Hewlett Packard Enterprise Co.	242,755	4,435
HP, Inc.	224,887	2,822
Ingram Micro, Inc. ‘A’	19,252	670
Intel Corp.	243,498	7,987
InterActiveCorp	8,477	477
International Business Machines Corp.	84,313	12,797
Intuit, Inc.	4,008	447
Jabil Circuit, Inc.	23,388	432
Juniper Networks, Inc.	34,557	777
Keysight Technologies, Inc. (a)	8,260	240
KLA-Tencor Corp.	4,129	302
Lam Research Corp.	603	51
Leidos Holdings, Inc.	8,117	389
Lexmark International, Inc. ‘A’	16,143	609
Maxim Integrated Products, Inc.	12,765	456
Micron Technology, Inc. (a)	42,639	587
Microsoft Corp.	175,142	8,962
Motorola Solutions, Inc.	20,616	1,360
NCR Corp. (a)	8,422	234
NetApp, Inc.	28,592	703
NeuStar, Inc. ‘A’ (a)	9,570	225
Nuance Communications, Inc. (a)	5,222	82
NVIDIA Corp.	8,760	412
Oracle Corp.	85,335	3,493
Paychex, Inc.	4,173	248
Pitney Bowes, Inc.	29,248	521
Polycom, Inc. (a)	24,001	270
QLogic Corp. (a)	14,485	213
Qorvo, Inc. (a)	1,030	57
QUALCOMM, Inc.	27,760	1,487
Red Hat, Inc. (a)	970	70
Rovi Corp. (a)	8,122	127
Seagate Technology PLC	50,334	1,226
Skyworks Solutions, Inc.	738	47
Symantec Corp.	61,859	1,271
SYNNEX Corp.	583	55
Synopsys, Inc. (a)	2,860	155
Take-Two Interactive Software, Inc. (a)	2,513	95
Tech Data Corp. (a)	7,425	533
Teradata Corp. (a)	18,585	466
Teradyne, Inc.	5,069	100
Texas Instruments, Inc.	22,417	1,404
Unisys Corp. (a)	12,089	88
VeriSign, Inc. (a)	1,120	97
Vishay Intertechnology, Inc.	19,187	238
West Corp.	4,381	86
Western Digital Corp.	3,505	166
Xerox Corp.	97,666	927
Xilinx, Inc.	2,112	97
Yahoo!, Inc. (a)	4,417	166
Zynga, Inc. ‘A’ (a)	31,008	77

		97,105

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2016	51

Schedule of Investments PIMCO RAE Fundamental US Fund (Cont.)

	SHARES	MARKET VALUE (000S)
MATERIALS 2.4%
Air Products & Chemicals, Inc.	2,167	$308
Alcoa, Inc.	27,985	259
AptarGroup, Inc.	1,286	102
Armstrong World Industries, Inc. (a)	13,455	527
Ashland, Inc.	1,557	179
Ball Corp.	3,547	256
Bemis Co., Inc.	4,594	237
Berry Plastics Group, Inc. (a)	2,199	85
Celanese Corp.	1,531	100
CF Industries Holdings, Inc.	17,411	420
Chemours Co.	35,278	291
Chemtura Corp. (a)	3,567	94
Commercial Metals Co.	3,881	66
Domtar Corp.	7,340	257
Dow Chemical Co.	25,493	1,267
E.I. du Pont de Nemours & Co.	14,493	939
Freeport-McMoRan, Inc.	60,507	674
Greif, Inc. ‘A’	2,357	88
Huntsman Corp.	5,506	74
International Paper Co.	6,255	265
LyondellBasell Industries NV ‘A’	13,051	971
Monsanto Co.	7,327	758
Mosaic Co.	28,463	745
Newmont Mining Corp.	49,125	1,922
Owens-Illinois, Inc. (a)	13,911	251
PPG Industries, Inc.	2,058	214
Praxair, Inc.	3,400	382
Reliance Steel & Aluminum Co.	2,811	216
Sherwin-Williams Co.	1,043	306
Sonoco Products Co.	1,511	75
U.S. Steel Corp.	2,899	49

		12,377

TELECOMMUNICATION SERVICES 5.7%
AT&T, Inc.	395,272	17,080
CenturyLink, Inc.	91,468	2,654
Contra Leap Wireless	22,373	45
Frontier Communications Corp.	207,926	1,027
T-Mobile US, Inc. (a)	8,648	374
Telephone & Data Systems, Inc.	13,279	394
Verizon Communications, Inc.	133,813	7,472

	SHARES	MARKET VALUE (000S)
Windstream Holdings, Inc.	42,281	$392

		29,438

UTILITIES 6.6%
AES Corp.	52,769	659
AGL Resources, Inc.	4,823	318
Alliant Energy Corp.	2,768	110
Ameren Corp.	22,757	1,219
American Electric Power Co., Inc.	26,765	1,876
American Water Works Co., Inc.	1,484	125
Atmos Energy Corp.	3,085	251
Avista Corp.	6,248	280
Calpine Corp. (a)	52,942	781
CenterPoint Energy, Inc.	36,430	874
CMS Energy Corp.	16,059	736
Consolidated Edison, Inc.	27,248	2,192
Dominion Resources, Inc.	6,404	499
DTE Energy Co.	10,946	1,085
Duke Energy Corp.	22,114	1,897
Edison International	15,660	1,216
El Paso Electric Co.	4,094	194
Entergy Corp.	28,446	2,314
Eversource Energy	1,978	119
Exelon Corp.	48,982	1,781
FirstEnergy Corp.	30,958	1,081
Great Plains Energy, Inc.	14,194	432
MDU Resources Group, Inc.	30,620	735
National Fuel Gas Co.	1,807	103
NextEra Energy, Inc.	8,835	1,152
NiSource, Inc.	8,998	239
NRG Energy, Inc.	13,137	197
ONE Gas, Inc.	4,293	286
PG&E Corp.	23,051	1,473
Pinnacle West Capital Corp.	9,931	805
PNM Resources, Inc.	9,144	324
Portland General Electric Co.	4,788	211
PPL Corp.	30,897	1,166
Public Service Enterprise Group, Inc.	31,993	1,491
SCANA Corp.	5,559	421
Sempra Energy	4,513	515
Southern Co.	38,196	2,048
Southwest Gas Corp.	4,410	347
TECO Energy, Inc.	26,971	746

	SHARES	MARKET VALUE (000S)
UGI Corp.	4,133	$187
Vectren Corp.	7,049	371
Westar Energy, Inc.	9,700	544
WGL Holdings, Inc.	1,921	136
Xcel Energy, Inc.	23,680	1,060

		34,596

Total United States		509,288

Total Common Stocks (Cost $418,743)		511,753

REAL ESTATE INVESTMENT TRUSTS 1.0%

UNITED STATES 1.0%

FINANCIALS 1.0%
American Capital Agency Corp.	18,139	360
Annaly Capital Management, Inc.	123,863	1,371
Chimera Investment Corp.	6,398	100
Columbia Property Trust, Inc.	8,964	192
Corrections Corp. of America	9,408	329
Digital Realty Trust, Inc.	1,472	160
Hatteras Financial Corp.	15,441	253
Hospitality Properties Trust	3,812	110
Iron Mountain, Inc.	23,062	919
Mack-Cali Realty Corp.	6,008	162
MFA Financial, Inc.	15,120	110
New Residential Investment Corp.	8,581	119
Outfront Media, Inc.	9,449	228
Piedmont Office Realty Trust, Inc. ‘A’	10,291	222
Public Storage	754	193
Simon Property Group, Inc.	1,203	261
Two Harbors Investment Corp.	6,265	54

		5,143

Total Real Estate Investment Trusts (Cost $4,719)		5,143

Total Investments in Securities (Cost $423,462)		516,896

Total Investments 99.4% (Cost $423,462)		$516,896

Other Assets and Liabilities, net 0.6%		3,061

Net Assets 100.0%		$519,957

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security did not produce income within the last twelve months.

52	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2016

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2016
Investments in Securities, at Value
Common Stocks
Ireland
Financials	$83	$0	$0	$83
Information Technology	1,740	0	0	1,740
United Kingdom
Consumer Staples	642	0	0	642
United States
Consumer Discretionary	66,096	0	7	66,103
Consumer Staples	48,661	0	0	48,661
Energy	58,513	0	0	58,513
Financials	59,657	0	0	59,657

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2016
Health Care	$58,716	$0	$0	$58,716
Industrials	44,122	0	0	44,122
Information Technology	97,105	0	0	97,105
Materials	12,377	0	0	12,377
Telecommunication Services	29,393	0	45	29,438
Utilities	34,596	0	0	34,596
Real Estate Investment Trusts
United States
Financials	5,143	0	0	5,143

Total Investments	$516,844	$0	$52	$516,896

There were no significant transfers between Levels 1, 2, or 3 during the period ended June 30, 2016.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2016	53

Schedule of Investments PIMCO RAE Fundamental US Small Fund

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.3%

COMMON STOCKS 92.7%

UNITED KINGDOM 0.0%

HEALTH CARE 0.0%
LivaNova PLC (a)	806	$41

Total United Kingdom		41

UNITED STATES 92.7%

CONSUMER DISCRETIONARY 19.6%
1-800-Flowers.com, Inc. ‘A’ (a)	2,526	23
AMC Entertainment Holdings, Inc. ‘A’	7,094	196
America’s Car-Mart, Inc. (a)	2,324	66
American Axle & Manufacturing Holdings, Inc. (a)	4,891	71
American Public Education, Inc. (a)	5,486	154
Arctic Cat, Inc.	4,820	82
Asbury Automotive Group, Inc. (a)	2,108	111
Ascena Retail Group, Inc. (a)	5,678	40
Ascent Capital Group, Inc. ‘A’ (a)	3,447	53
Barnes & Noble Education, Inc. (a)	2,810	28
Barnes & Noble, Inc.	27,934	317
Bassett Furniture Industries, Inc.	2,218	53
Big 5 Sporting Goods Corp.	6,842	63
Biglari Holdings, Inc. (a)	120	48
BJ’s Restaurants, Inc. (a)	2,492	109
Bloomin’ Brands, Inc.	806	14
Blue Nile, Inc.	965	26
Bob Evans Farms, Inc.	1,498	57
Boot Barn Holdings, Inc. (a)	2,049	18
Boyd Gaming Corp. (a)	18,990	349
Bravo Brio Restaurant Group, Inc. (a)	4,890	40
Bridgepoint Education, Inc. (a)	4,771	35
Bright Horizons Family Solutions, Inc. (a)	1,193	79
Buckle, Inc.	8,596	223
Build-A-Bear Workshop, Inc. (a)	735	10
Cable One, Inc.	132	67
CalAtlantic Group, Inc.	532	20
Caleres, Inc.	8,181	198
Callaway Golf Co.	8,510	87
Capella Education Co.	4,069	214
Career Education Corp. (a)	12,913	77
Carmike Cinemas, Inc. (a)	506	15
Carrols Restaurant Group, Inc. (a)	12,771	152
Cash America International, Inc.	7,249	309
Cato Corp. ‘A’	4,283	162
Cheesecake Factory, Inc.	1,670	80
Chegg, Inc. (a)	2,341	12
Children’s Place, Inc.	5,077	407
Choice Hotels International, Inc.	3,646	174
Churchill Downs, Inc.	391	49
Citi Trends, Inc.	4,807	75
Clear Channel Outdoor Holdings, Inc. ‘A’	6,698	42
ClubCorp Holdings, Inc.	4,158	54
Columbia Sportswear Co.	2,454	141
Conn’s, Inc. (a)	4,013	30
Container Store Group, Inc. (a)	9,593	51
Cooper Tire & Rubber Co.	707	21
Cooper-Standard Holding, Inc. (a)	3,375	267
Core-Mark Holding Co., Inc.	4,290	201
Crocs, Inc. (a)	24,347	275
CSS Industries, Inc.	1,334	36
CST Brands, Inc.	340	15
Cumulus Media, Inc. ‘A’ (a)	11,787	4

	SHARES	MARKET VALUE (000S)
Dana Holding Corp.	5,505	$58
Dave & Buster’s Entertainment, Inc. (a)	2,623	123
Deckers Outdoor Corp. (a)	305	18
Del Frisco’s Restaurant Group, Inc. (a)	495	7
Denny’s Corp. (a)	11,133	119
Destination Maternity Corp.	2,654	16
Destination XL Group, Inc. (a)	4,606	21
DeVry Education Group, Inc.	4,007	71
Diamond Resorts International, Inc. (a)	3,173	95
DineEquity, Inc.	1,723	146
Dorman Products, Inc. (a)	210	12
DreamWorks Animation SKG, Inc. ‘A’ (a)	2,021	83
Drew Industries, Inc.	605	51
DSW, Inc.	2,909	62
El Pollo Loco Holdings, Inc. (a)	1,684	22
Eldorado Resorts, Inc. (a)	890	13
Entercom Communications Corp. ‘A’	3,387	46
Entravision Communications Corp. ‘A’	1,933	13
Eros International PLC (a)	5,051	82
Ethan Allen Interiors, Inc.	3,023	100
EW Scripps Co. ‘A’ (a)	1,838	29
Express, Inc. (a)	6,172	90
Extended Stay America, Inc.	4,438	66
Ezcorp, Inc. ‘A’ (a)	11,225	85
Federal-Mogul Holdings Corp. (a)	1,869	16
Fiesta Restaurant Group, Inc. (a)	1,787	39
Finish Line, Inc. ‘A’	15,961	322
First Cash Financial Services, Inc.	1,505	77
Five Below, Inc. (a)	793	37
Flexsteel Industries, Inc.	727	29
Francesca’s Holdings Corp. (a)	4,025	44
Fred’s, Inc. ‘A’	8,667	140
FTD Cos., Inc. (a)	3,273	82
G-III Apparel Group Ltd. (a)	805	37
Gannett Co., Inc.	3,695	51
Genesco, Inc. (a)	692	44
Gentherm, Inc. (a)	283	10
GoPro, Inc. ‘A’ (a)	773	8
Grand Canyon Education, Inc. (a)	605	24
Gray Television, Inc. (a)	1,196	13
Group 1 Automotive, Inc.	252	12
Groupon, Inc. (a)	55,966	182
Harte-Hanks, Inc.	10,286	16
Haverty Furniture Cos., Inc.	3,993	72
Hibbett Sports, Inc. (a)	4,672	163
Hooker Furniture Corp.	1,200	26
HSN, Inc.	2,174	106
Hyatt Hotels Corp. ‘A’ (a)	2,493	122
Iconix Brand Group, Inc. (a)	9,869	67
Installed Building Products, Inc. (a)	468	17
International Speedway Corp. ‘A’	4,359	146
Interval Leisure Group, Inc.	2,902	46
Isle of Capri Casinos, Inc. (a)	8,474	155
Jack in the Box, Inc.	218	19
Jamba, Inc. (a)	2,765	28
Jindal Steel & Power Ltd. (a)	15,356	121
John Wiley & Sons, Inc.	663	35
Johnson Outdoors, Inc. ‘A’	189	5
K12, Inc. (a)	9,255	116
Kirkland’s, Inc. (a)	2,629	39
La Quinta Holdings, Inc. (a)	2,976	34
La-Z-Boy, Inc.	2,220	62

	SHARES	MARKET VALUE (000S)
Lands’ End, Inc. (a)	11,479	$188
LGI Homes, Inc. (a)	645	21
Libbey, Inc.	4,543	72
Liberty TripAdvisor Holdings, Inc. ‘A’ (a)	8,772	192
LifeLock, Inc. (a)	3,219	51
Lifetime Brands, Inc.	380	6
Loral Space & Communications, Inc. (a)	1,474	52
Lumber Liquidators Holdings, Inc. (a)	11,826	182
M/I Homes, Inc. (a)	865	16
Marcus Corp.	3,345	71
Marriott Vacations Worldwide Corp.	2,652	182
Mattress Firm Holding Corp. (a)	854	29
MDC Holdings, Inc.	1,206	29
Meritage Homes Corp. (a)	2,526	95
Metaldyne Performance Group, Inc.	1,469	20
Michaels Cos., Inc. (a)	7,238	206
Modine Manufacturing Co. (a)	6,440	57
Monarch Casino & Resort, Inc. (a)	718	16
Monro Muffler Brake, Inc.	1,538	98
Monster Worldwide, Inc. (a)	47,111	113
Movado Group, Inc.	3,614	78
MSG Networks, Inc. ‘A’ (a)	956	15
Murphy USA, Inc. (a)	425	31
NACCO Industries, Inc. ‘A’	810	45
National CineMedia, Inc.	11,757	182
Nautilus, Inc. (a)	1,100	20
New York Times Co.	1,254	15
Nexstar Broadcasting Group, Inc. ‘A’	894	43
Noodles & Co. (a)	2,362	23
Nutrisystem, Inc.	4,588	116
Outerwall, Inc.	2,145	90
Overstock.com, Inc. (a)	682	11
Oxford Industries, Inc.	1,842	104
Papa John’s International, Inc.	2,169	147
Papa Murphy’s Holdings, Inc. (a)	1,654	11
Party City Holdco, Inc. (a)	2,748	38
Penn National Gaming, Inc. (a)	26,123	364
Perry Ellis International, Inc. (a)	3,803	76
PetMed Express, Inc.	3,765	71
Pier 1 Imports, Inc.	45,335	233
Pinnacle Entertainment, Inc. (a)	1,339	15
Popeyes Louisiana Kitchen, Inc. (a)	620	34
Potbelly Corp. (a)	7,563	95
Reading International, Inc. ‘A’ (a)	2,287	29
Red Robin Gourmet Burgers, Inc. (a)	949	45
Regis Corp. (a)	14,837	185
Ruby Tuesday, Inc. (a)	5,942	21
Ruth’s Hospitality Group, Inc.	2,962	47
Scholastic Corp.	5,723	227
Sears Hometown and Outlet Stores, Inc. (a)	6,157	41
SeaWorld Entertainment, Inc.	2,253	32
Select Comfort Corp. (a)	6,955	149
Shoe Carnival, Inc.	2,645	66
Shutterfly, Inc. (a)	926	43
Sinclair Broadcast Group, Inc. ‘A’	903	27
Sizmek, Inc. (a)	2,731	6
Smith & Wesson Holding Corp. (a)	9,345	254
Sonic Automotive, Inc. ‘A’	7,147	122
Sonic Corp.	2,176	59
Sotheby’s	4,380	120
Speedway Motorsports, Inc.	2,331	41
Sportsman’s Warehouse Holdings, Inc. (a)	2,960	24

54	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2016

	SHARES	MARKET VALUE (000S)
Stage Stores, Inc.	8,731	$43
Standard Motor Products, Inc.	1,518	60
Stein Mart, Inc.	7,745	60
Steven Madden Ltd. (a)	2,675	91
Stoneridge, Inc. (a)	3,052	46
Strayer Education, Inc. (a)	5,576	274
Sturm Ruger & Co., Inc.	2,624	168
Superior Industries International, Inc.	3,494	94
Taylor Morrison Home Corp. ‘A’ (a)	935	14
Texas Roadhouse, Inc.	5,440	248
Tile Shop Holdings, Inc. (a)	3,000	60
Tilly’s, Inc. ‘A’ (a)	3,947	23
TopBuild Corp. (a)	432	16
Tower International, Inc.	2,649	54
Townsquare Media, Inc. ‘A’ (a)	506	4
TravelCenters of America LLC (a)	3,141	26
tronc, Inc.	2,756	38
Tuesday Morning Corp. (a)	6,030	42
Tumi Holdings, Inc. (a)	1,194	32
Vera Bradley, Inc. (a)	7,267	103
Vince Holding Corp. (a)	5,062	28
Vitamin Shoppe, Inc. (a)	6,345	194
VOXX International Corp. (a)	2,663	7
Wendy’s Co.	3,870	37
West Marine, Inc. (a)	3,105	26
Weyco Group, Inc.	68	2
Wolverine World Wide, Inc.	3,012	61
World Wrestling Entertainment, Inc. ‘A’	4,462	82
ZAGG, Inc. (a)	1,857	10
Zumiez, Inc. (a)	2,008	29

		16,553

CONSUMER STAPLES 4.1%
Alliance One International, Inc. (a)	2,555	39
Andersons, Inc.	1,028	37
B&G Foods, Inc.	2,769	133
Blue Buffalo Pet Products, Inc. (a)	580	14
Boston Beer Co., Inc. ‘A’ (a)	367	63
Cal-Maine Foods, Inc.	2,347	104
Central Garden & Pet Co. ‘A’ (a)	15,188	330
Coca-Cola Bottling Co. Consolidated	994	147
Coty, Inc. ‘A’	3,068	80
Darling Ingredients, Inc. (a)	1,476	22
Dean Foods Co.	1,373	25
Elizabeth Arden, Inc. (a)	10,722	147
Fresh Del Monte Produce, Inc.	5,700	310
HRG Group, Inc. (a)	16,609	228
Ingles Markets, Inc. ‘A”	6,363	237
Inter Parfums, Inc.	2,844	81
J&J Snack Foods Corp.	476	57
John B Sanfilippo & Son, Inc.	634	27
Lancaster Colony Corp.	362	46
Medifast, Inc.	2,687	89
National Beverage Corp. (a)	1,650	104
Nutraceutical International Corp. (a)	789	18
Omega Protein Corp. (a)	4,935	99
Performance Food Group Co. (a)	588	16
PriceSmart, Inc.	1,095	102
Revlon, Inc. ‘A’ (a)	397	13
Sanderson Farms, Inc.	383	33
Seaboard Corp. (a)	18	52
Smart & Final Stores, Inc. (a)	4,615	69
Snyder’s-Lance, Inc.	2,065	70

	SHARES	MARKET VALUE (000S)
SpartanNash Co.	6,085	$186
United Natural Foods, Inc. (a)	416	19
USANA Health Sciences, Inc. (a)	501	56
Vector Group Ltd.	7,896	177
Village Super Market, Inc. ‘A’	646	19
WD-40 Co.	802	94
Weis Markets, Inc.	2,243	113

		3,456

ENERGY 5.5%
Aceto Corp.	361	8
Alon USA Energy, Inc.	5,077	33
Antero Resources Corp. (a)	1,617	42
Archrock, Inc.	12,488	118
Atwood Oceanics, Inc.	5,505	69
Basic Energy Services, Inc. (a)	8,917	15
Bill Barrett Corp. (a)	5,186	33
Bonanza Creek Energy, Inc. (a)	16,663	33
Bristow Group, Inc.	1,722	20
C&J Energy Services Ltd. (a)	3,454	2
CARBO Ceramics, Inc.	9,443	124
Carrizo Oil & Gas, Inc. (a)	3,843	138
Clayton Williams Energy, Inc. (a)	2,361	65
Clean Energy Fuels Corp. (a)	5,924	21
Cobalt International Energy, Inc. (a)	6,000	8
Contango Oil & Gas Co. (a)	2,327	28
CVR Energy, Inc.	4,011	62
Delek U.S. Holdings, Inc.	4,578	60
Eclipse Resources Corp. (a)	9,756	33
Enbridge Energy Management LLC (a)	2,625	60
Enbridge Energy Management LLC	58,437	0
EP Energy Corp. ‘A’ (a)	41,853	217
Era Group, Inc. (a)	6,139	58
EXCO Resources, Inc. (a)	22,654	29
Fairmount Santrol Holdings, Inc. (a)	17,795	137
Flotek Industries, Inc. (a)	6,469	85
Forum Energy Technologies, Inc. (a)	11,531	200
FutureFuel Corp.	5,442	59
Geospace Technologies Corp. (a)	6,226	102
Green Plains, Inc.	2,872	57
Gulf Island Fabrication, Inc.	1,821	13
Gulfmark Offshore, Inc. ‘A’ (a)	11,772	37
Hallador Energy Co.	3,301	15
Helix Energy Solutions Group, Inc. (a)	41,352	280
Kosmos Energy Ltd. (a)	9,492	52
Laredo Petroleum, Inc. (a)	20,192	212
Matador Resources Co. (a)	3,795	75
Matrix Service Co. (a)	1,641	27
McDermott International, Inc. (a)	22,906	113
Memorial Resource Development Corp. (a)	1,767	28
MRC Global, Inc. (a)	2,944	42
Natural Gas Services Group, Inc. (a)	1,413	32
Newpark Resources, Inc. (a)	23,504	136
Northern Oil and Gas, Inc. (a)	35,043	162
NOW, Inc. (a)	1,027	19
Oasis Petroleum, Inc. (a)	4,233	39
Oil States International, Inc. (a)	503	16
Pacific Drilling S.A. (a)	2,062	15
Panhandle Oil and Gas, Inc. ‘A’	720	12
Parker Drilling Co. (a)	40,174	92
Parsley Energy, Inc. ‘A’ (a)	821	22
PDC Energy, Inc. (a)	1,070	62
PHI, Inc. (a)	1,325	24

	SHARES	MARKET VALUE (000S)
Pioneer Energy Services Corp. (a)	9,905	$46
Renewable Energy Group, Inc. (a)	4,471	39
REX American Resources Corp. (a)	541	32
Rice Energy, Inc. (a)	1,937	43
Rowan Cos. PLC ‘A’	1,674	30
RPC, Inc.	7,521	117
RSP Permian, Inc. (a)	1,258	44
Sanchez Energy Corp. (a)	16,906	119
SEACOR Holdings, Inc. (a)	440	25
SemGroup Corp. ‘A’	1,622	53
SM Energy Co.	1,075	29
SunCoke Energy, Inc.	33,860	197
Synergy Resources Corp. (a)	1,593	11
Tesco Corp.	10,212	68
TETRA Technologies, Inc. (a)	16,685	106
Thermon Group Holdings, Inc. (a)	2,151	41
U.S. Silica Holdings, Inc.	1,733	60
Unit Corp. (a)	5,496	85
W&T Offshore, Inc. (a)	40,741	94
Westmoreland Coal Co. (a)	1,664	16

		4,696

FINANCIALS 12.4%
1st Source Corp.	1,575	51
Access National Corp.	646	13
Aircastle Ltd.	4,437	87
Alexander & Baldwin, Inc.	349	13
Ambac Financial Group, Inc. (a)	2,269	37
American Equity Investment Life Holding Co.	6,020	86
AMERISAFE, Inc.	622	38
Arrow Financial Corp.	1,100	33
Artisan Partners Asset Management, Inc. ‘A’	460	13
Associated Banc-Corp	2,277	39
Astoria Financial Corp.	9,834	151
Baldwin & Lyons, Inc. ‘B’	926	23
BancFirst Corp.	489	29
Bancorp, Inc. (a)	4,261	26
BancorpSouth, Inc.	2,005	45
Bank Mutual Corp.	3,005	23
Bank of Marin Bancorp	35	2
Beneficial Bancorp, Inc. (a)	2,592	33
Berkshire Hills Bancorp, Inc.	2,089	56
Blackhawk Network Holdings, Inc. (a)	2,969	99
BNC Bancorp	710	16
BOK Financial Corp.	3,194	200
Brookline Bancorp, Inc.	8,677	96
Bryn Mawr Bank Corp.	997	29
C1 Financial, Inc. (a)	921	21
Calamos Asset Management, Inc. ‘A’	3,240	24
Camden National Corp.	1,222	51
Capital Bank Financial Corp. ‘A’	2,672	77
Capitol Federal Financial, Inc.	4,197	59
Cardtronics, Inc. (a)	2,835	113
Cass Information Systems, Inc.	204	11
Cathay General Bancorp	334	9
Charter Financial Corp.	1,765	23
Chemical Financial Corp.	1,779	66
Citizens & Northern Corp.	745	15
City Holding Co.	1,537	70
CNA Financial Corp.	4,310	135
Columbia Banking System, Inc.	584	16
Community Bank System, Inc.	1,548	64

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2016	55

Schedule of Investments PIMCO RAE Fundamental US Small Fund (Cont.)

	SHARES	MARKET VALUE (000S)
Community Trust Bancorp, Inc.	2,291	$79
Consumer Portfolio Services, Inc. (a)	5,056	19
Cowen Group, Inc. ‘A’ (a)	8,092	24
Crawford & Co. ‘B’	2,484	21
Credit Acceptance Corp. (a)	885	164
Customers Bancorp, Inc. (a)	972	24
Dime Community Bancshares, Inc.	4,373	74
Eagle Bancorp, Inc. (a)	560	27
eHealth, Inc. (a)	6,474	91
Ellie Mae, Inc. (a)	654	60
EMC Insurance Group, Inc.	792	22
Employers Holdings, Inc.	5,021	146
Encore Capital Group, Inc. (a)	692	16
Enova International, Inc. (a)	13,131	97
Enterprise Financial Services Corp.	1,357	38
Evercore Partners, Inc. ‘A’	292	13
Everi Holdings, Inc. (a)	10,159	12
FBL Financial Group, Inc. ‘A’	2,005	122
FBR & Co.	1,789	27
FCB Financial Holdings, Inc. ‘A’ (a)	1,364	46
Federal Agricultural Mortgage Corp. ‘C’	515	18
Fidelity & Guaranty Life	5,243	122
Fidelity Southern Corp.	2,631	41
Financial Institutions, Inc.	1,679	44
First Bancorp	1,664	29
First Busey Corp.	2,773	59
First Business Financial Services, Inc.	706	17
First Commonwealth Financial Corp.	6,128	56
First Community Bancshares, Inc.	1,829	41
First Connecticut Bancorp, Inc.	1,446	24
First Defiance Financial Corp.	1,350	52
First Financial Bancorp	8,181	159
First Financial Bankshares, Inc.	580	19
First Financial Corp.	2,071	76
First Interstate BancSystem, Inc. ‘A’	1,662	47
First Midwest Bancorp, Inc.	1,397	25
First NBC Bank Holding Co. (a)	820	14
First of Long Island Corp.	982	28
Flagstar Bancorp, Inc. (a)	1,399	34
Flushing Financial Corp.	4,312	86
FNB Corp.	1,954	24
Forestar Group, Inc. (a)	3,040	36
Forrester Research, Inc.	638	23
Fulton Financial Corp.	1,070	14
GAIN Capital Holdings, Inc.	4,716	30
German American Bancorp, Inc.	593	19
Great Southern Bancorp, Inc.	1,485	55
Great Western Bancorp, Inc.	3,713	117
Greenhill & Co., Inc.	3,115	50
GSV Capital Corp.	3,952	20
Hackett Group, Inc.	2,236	31
Hancock Holding Co.	1,599	42
Heartland Financial USA, Inc.	1,497	53
Heritage Financial Corp.	1,841	32
Heritage Insurance Holdings, Inc.	1,428	17
HFF, Inc. ‘A’	1,518	44
Hilltop Holdings, Inc. (a)	6,131	129
HomeStreet, Inc. (a)	2,410	48
HomeTrust Bancshares, Inc. (a)	2,190	40
Horace Mann Educators Corp.	694	23
Horizon Bancorp	1,141	29
Houlihan Lokey, Inc.	968	22
IBERIABANK Corp.	244	15
Independent Bank Corp.	657	30

	SHARES	MARKET VALUE (000S)
Independent Bank Group, Inc.	495	$21
Infinity Property & Casualty Corp.	1,719	139
International Bancshares Corp.	2,198	57
INTL. FCStone, Inc. (a)	2,615	71
Investment Technology Group, Inc.	2,635	44
Janus Capital Group, Inc.	6,513	91
KCG Holdings, Inc. ‘A’ (a)	22,295	296
Lakeland Bancorp, Inc.	2,678	30
Lakeland Financial Corp.	330	15
LegacyTexas Financial Group, Inc.	785	21
LendingTree, Inc. (a)	260	23
LPL Financial Holdings, Inc.	2,436	55
MainSource Financial Group, Inc.	1,815	40
Marlin Business Services Corp.	2,080	34
MB Financial, Inc.	324	12
MBIA, Inc. (a)	9,267	63
Mercury General Corp.	2,671	142
Meridian Bancorp, Inc.	1,763	26
Meta Financial Group, Inc.	1,414	72
MoneyGram International, Inc. (a)	10,478	72
Morningstar, Inc.	1,550	127
National Bank Holdings Corp. ‘A’	5,608	114
National Bankshares, Inc.	59	2
National General Holdings Corp.	919	20
National Western Life Group, Inc. ‘A’	212	41
Nationstar Mortgage Holdings, Inc. (a)	1,396	16
Navigators Group, Inc.	932	86
NBT Bancorp, Inc.	5,287	151
Nelnet, Inc. ‘A’	5,346	186
NMI Holdings, Inc. ‘A’ (a)	5,138	28
Northfield Bancorp, Inc.	6,447	96
Northrim BanCorp, Inc.	1,035	27
Northwest Bancshares, Inc.	12,428	184
OceanFirst Financial Corp.	971	18
Old National Bancorp	5,021	63
OneBeacon Insurance Group Ltd. ‘A’	6,020	83
Oppenheimer Holdings, Inc. ‘A’	621	10
Oritani Financial Corp.	3,506	56
Pacific Premier Bancorp, Inc. (a)	1,680	40
Park National Corp.	1,260	116
PennyMac Financial Services, Inc. ‘A’ (a)	1,300	16
Pinnacle Financial Partners, Inc.	1,056	52
Piper Jaffray Cos. (a)	1,886	71
PRA Group, Inc. (a)	564	14
Preferred Bank	591	17
Primerica, Inc.	740	42
ProAssurance Corp.	500	27
Provident Financial Services, Inc.	5,649	111
RE/MAX Holdings, Inc. ‘A’	1,822	73
Regional Management Corp. (a)	3,933	58
Renasant Corp.	1,078	35
Republic Bancorp, Inc. ‘A’	1,061	29
RLI Corp.	1,168	80
RMR Group, Inc. ‘A’	98	3
S&T Bancorp, Inc.	888	22
Safety Insurance Group, Inc.	1,732	107
Sandy Spring Bancorp, Inc.	1,335	39
Selective Insurance Group, Inc.	1,535	59
ServisFirst Bancshares, Inc.	1,165	58
Sierra Bancorp	129	2
Simmons First National Corp. ‘A’	426	20
South State Corp.	309	21
State Bank Financial Corp.	1,842	37

	SHARES	MARKET VALUE (000S)
Stewart Information Services Corp.	894	$37
Stock Yards Bancorp, Inc.	1,059	30
Stonegate Bank	836	27
Suffolk Bancorp	845	26
Talmer Bancorp, Inc. ‘A’	8,027	154
TCF Financial Corp.	5,881	74
Territorial Bancorp, Inc.	1,546	41
Tompkins Financial Corp.	1,045	68
Towne Bank	553	12
TriCo Bancshares	605	17
TriState Capital Holdings, Inc. (a)	3,098	43
TrustCo Bank Corp.	13,385	86
Union Bankshares Corp.	593	15
United Bankshares, Inc.	685	26
United Fire Group, Inc.	1,227	52
Universal Insurance Holdings, Inc.	2,104	39
Univest Corp. of Pennsylvania	1,904	40
Valley National Bancorp	9,495	87
Waddell & Reed Financial, Inc.	4,580	79
Walker & Dunlop, Inc. (a)	2,099	48
Washington Trust Bancorp, Inc.	696	26
Waterstone Financial, Inc.	3,532	54
Westamerica Bancorporation	2,371	117
Westwood Holdings Group, Inc.	385	20
World Acceptance Corp. (a)	9,896	451
WSFS Financial Corp.	847	27
Yadkin Financial Corp.	710	18

		10,543

HEALTH CARE 8.1%
Abaxis, Inc.	883	42
Acceleron Pharma, Inc. (a)	485	16
Acorda Therapeutics, Inc. (a)	2,083	53
Addus HomeCare Corp. (a)	594	10
Adeptus Health, Inc. (a)	219	11
Air Methods Corp. (a)	1,680	60
Akorn, Inc. (a)	769	22
Alliance HealthCare Services, Inc. (a)	1,410	9
Almost Family, Inc. (a)	1,946	83
AMAG Pharmaceuticals, Inc. (a)	1,222	29
Amedisys, Inc. (a)	6,197	313
AMN Healthcare Services, Inc. (a)	2,274	91
Amphastar Pharmaceuticals, Inc. (a)	1,363	22
Analogic Corp.	1,264	100
AngioDynamics, Inc. (a)	6,815	98
Anika Therapeutics, Inc. (a)	780	42
Array BioPharma, Inc. (a)	3,295	12
BioScrip, Inc. (a)	12,765	33
BioTelemetry, Inc. (a)	1,423	23
Bruker Corp.	7,913	180
Cambrex Corp. (a)	2,058	106
Cantel Medical Corp.	1,842	127
Capital Senior Living Corp. (a)	847	15
Cardiovascular Systems, Inc. (a)	484	9
Chemed Corp.	1,371	187
Chimerix, Inc. (a)	1,250	5
Civitas Solutions, Inc. (a)	2,253	47
CONMED Corp.	3,694	176
CorVel Corp. (a)	358	15
Cross Country Healthcare, Inc. (a)	624	9
Cynosure, Inc. ‘A’ (a)	1,768	86
Depomed, Inc. (a)	3,059	60
Diplomat Pharmacy, Inc. (a)	330	12

56	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2016

	SHARES	MARKET VALUE (000S)
Emergent BioSolutions, Inc. (a)	3,974	$112
Ensign Group, Inc.	1,471	31
Exactech, Inc. (a)	1,752	47
Exelixis, Inc. (a)	1,677	13
Five Star Quality Care, Inc. (a)	9,172	21
Genomic Health, Inc. (a)	987	26
Globus Medical, Inc. ‘A’ (a)	5,118	122
Haemonetics Corp. (a)	3,809	110
Halyard Health, Inc. (a)	2,136	69
HealthEquity, Inc. (a)	772	23
Healthways, Inc. (a)	5,012	58
HeartWare International, Inc. (a)	550	32
HMS Holdings Corp. (a)	7,313	129
ICU Medical, Inc. (a)	1,175	132
Impax Laboratories, Inc. (a)	578	17
INC Research Holdings, Inc. ‘A’ (a)	416	16
Inogen, Inc. (a)	299	15
Insulet Corp. (a)	1,714	52
Integer Holdings Corp. (a)	2,069	64
Integra LifeSciences Holdings Corp. (a)	3,298	263
Intrexon Corp. (a)	396	10
Invacare Corp.	6,918	84
K2M Group Holdings, Inc. (a)	1,067	17
Landauer, Inc.	386	16
Lannett Co., Inc. (a)	915	22
LDR Holding Corp. (a)	868	32
LeMaitre Vascular, Inc.	1,777	25
LHC Group, Inc. (a)	1,776	77
Ligand Pharmaceuticals, Inc. (a)	654	78
Luminex Corp. (a)	2,086	42
Magellan Health, Inc. (a)	503	33
Masimo Corp. (a)	6,662	350
Medicines Co. (a)	3,794	128
Meridian Bioscience, Inc.	3,468	68
Merit Medical Systems, Inc. (a)	5,650	112
Molina Healthcare, Inc. (a)	458	23
Momenta Pharmaceuticals, Inc. (a)	505	5
Myriad Genetics, Inc. (a)	3,699	113
National HealthCare Corp.	755	49
Natus Medical, Inc. (a)	2,432	92
Nektar Therapeutics (a)	5,123	73
Neogen Corp. (a)	1,988	112
NuVasive, Inc. (a)	1,650	99
Nuvectra Corp. (a)	689	5
NxStage Medical, Inc. (a)	2,683	58
OraSure Technologies, Inc. (a)	2,054	12
Owens & Minor, Inc.	820	31
Pacira Pharmaceuticals, Inc. (a)	667	22
PDL BioPharma, Inc.	87,340	274
PharMerica Corp. (a)	5,110	126
Phibro Animal Health Corp. ‘A’	927	17
PRA Health Sciences, Inc. (a)	589	25
Premier, Inc. ‘A’ (a)	1,632	53
Providence Service Corp. (a)	765	34
Quidel Corp. (a)	1,536	27
RadNet, Inc. (a)	13,688	73
Repligen Corp. (a)	1,587	43
Rigel Pharmaceuticals, Inc. (a)	7,648	17
RTI Surgical, Inc. (a)	6,556	24
Sagent Pharmaceuticals, Inc. (a)	538	8
SciClone Pharmaceuticals, Inc. (a)	3,900	51
Select Medical Holdings Corp. (a)	25,512	277
Spectrum Pharmaceuticals, Inc. (a)	9,374	62
Surgical Care Affiliates, Inc. (a)	5,969	285

	SHARES	MARKET VALUE (000S)
SurModics, Inc. (a)	2,540	$60
U.S. Physical Therapy, Inc.	554	33
Universal American Corp.	10,504	80
Vascular Solutions, Inc. (a)	286	12
VWR Corp. (a)	1,074	31
Zeltiq Aesthetics, Inc. (a)	996	27

		6,882

INDUSTRIALS 15.9%
AAON, Inc.	1,340	37
AAR Corp.	5,513	129
ABM Industries, Inc.	7,596	277
ACCO Brands Corp. (a)	16,499	170
Actuant Corp. ‘A’	10,721	242
Advanced Drainage Systems, Inc.	2,612	71
Advisory Board Co. (a)	1,392	49
Aegion Corp. (a)	1,073	21
Aerovironment, Inc. (a)	2,194	61
Air Transport Services Group, Inc. (a)	8,943	116
Alamo Group, Inc.	733	48
Albany International Corp. ‘A’	2,874	115
Allegiant Travel Co.	235	36
Altra Industrial Motion Corp.	1,985	54
AMERCO	90	34
American Science & Engineering, Inc.	2,713	102
American Woodmark Corp. (a)	324	22
Apogee Enterprises, Inc.	1,916	89
Applied Industrial Technologies, Inc.	6,884	311
ARC Document Solutions, Inc. (a)	6,138	24
ArcBest Corp.	516	8
Astec Industries, Inc.	1,536	86
Astronics Corp. (a)	513	17
Atlas Air Worldwide Holdings, Inc. (a)	1,130	47
AZZ, Inc.	640	38
Babcock & Wilcox Enterprises, Inc. (a)	2,145	32
Barnes Group, Inc.	3,487	115
Barrett Business Services, Inc.	501	21
Beacon Roofing Supply, Inc. (a)	4,323	197
BMC Stock Holdings, Inc. (a)	1,309	23
Brady Corp. ‘A’	11,074	338
Briggs & Stratton Corp.	10,570	224
Brink’s Co.	1,840	52
Builders FirstSource, Inc. (a)	2,013	23
BWX Technologies, Inc.	2,779	99
CAI International, Inc. (a)	5,023	38
Casella Waste Systems, Inc. ‘A’ (a)	9,598	75
CBIZ, Inc. (a)	10,551	110
CDI Corp.	3,591	22
Chart Industries, Inc. (a)	9,231	223
CIRCOR International, Inc.	384	22
Clean Harbors, Inc. (a)	627	33
Columbus McKinnon Corp.	2,861	40
Comfort Systems USA, Inc.	3,006	98
Commercial Vehicle Group, Inc. (a)	2,825	15
Continental Building Products, Inc. (a)	906	20
Covanta Holding Corp.	2,244	37
Covenant Transportation Group, Inc. ‘A’ (a)	982	18
CRA International, Inc. (a)	1,825	46
Cubic Corp.	2,043	82
Dorian LPG Ltd. (a)	1,028	7
Douglas Dynamics, Inc.	2,393	62

	SHARES	MARKET VALUE (000S)
Ducommun, Inc. (a)	2,465	$49
DXP Enterprises, Inc. (a)	3,449	52
Dycom Industries, Inc. (a)	1,608	144
Dynamic Materials Corp.	1,204	13
Eagle Bulk Shipping, Inc. (a)	835	0
Echo Global Logistics, Inc. (a)	1,402	31
Encore Wire Corp.	1,218	45
EnerSys	433	26
Ennis, Inc.	6,257	120
EnPro Industries, Inc.	2,534	112
ESCO Technologies, Inc.	1,998	80
Essendant, Inc.	944	29
Esterline Technologies Corp. (a)	715	44
Exponent, Inc.	1,273	74
Forward Air Corp.	510	23
Franklin Covey Co. (a)	758	12
Franklin Electric Co., Inc.	499	17
G&K Services, Inc. ‘A’	1,398	107
GATX Corp.	1,608	71
Generac Holdings, Inc. (a)	990	35
General Cable Corp.	4,330	55
Gibraltar Industries, Inc. (a)	1,468	46
Global Brass & Copper Holdings, Inc.	8,481	231
GP Strategies Corp. (a)	418	9
Granite Construction, Inc.	1,757	80
Great Lakes Dredge & Dock Corp. (a)	10,591	46
Greenbrier Cos., Inc.	2,194	64
Griffon Corp.	9,487	160
H&E Equipment Services, Inc.	7,931	151
Harsco Corp.	12,464	83
Hawaiian Holdings, Inc. (a)	4,756	181
Healthcare Services Group, Inc.	544	23
Heartland Express, Inc.	3,417	59
Heidrick & Struggles International, Inc.	3,860	65
Herman Miller, Inc.	372	11
Hill International, Inc. (a)	10,367	42
Hillenbrand, Inc.	3,689	111
HNI Corp.	2,311	107
Hornbeck Offshore Services, Inc. (a)	1,807	15
Hub Group, Inc. ‘A’ (a)	677	26
Hurco Cos., Inc.	651	18
Huron Consulting Group, Inc. (a)	1,429	86
Hyster-Yale Materials Handling, Inc.	833	50
ICF International, Inc. (a)	2,840	116
Insperity, Inc.	1,860	144
Interface, Inc.	2,335	36
John Bean Technologies Corp.	1,362	83
Kadant, Inc.	1,201	62
Kaman Corp.	4,718	201
KBR, Inc.	1,011	13
Kelly Services, Inc. ‘A’	5,991	114
Kennametal, Inc.	2,593	57
Kforce, Inc.	4,766	81
Kimball International, Inc. ‘B’	3,960	45
KLX, Inc. (a)	1,079	33
Knight Transportation, Inc.	3,172	84
Knoll, Inc.	4,467	108
Korn/Ferry International	5,981	124
Kratos Defense & Security Solutions, Inc. (a)	18,645	76
Layne Christensen Co. (a)	2,776	22
LB Foster Co. ‘A’	1,260	14
Lindsay Corp.	687	47
LSI Industries, Inc.	2,743	30

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2016	57

Schedule of Investments PIMCO RAE Fundamental US Small Fund (Cont.)

	SHARES	MARKET VALUE (000S)
Lydall, Inc. (a)	480	$19
Manitowoc Co., Inc.	1,162	6
Manitowoc Foodservice, Inc. (a)	1,162	20
Marten Transport Ltd.	2,166	43
Masonite International Corp. (a)	199	13
MasTec, Inc. (a)	9,561	213
Matson, Inc.	2,115	68
Matthews International Corp. ‘A’	2,183	121
McGrath RentCorp	5,072	155
Meritor, Inc. (a)	2,043	15
Milacron Holdings Corp. (a)	1,112	16
Miller Industries, Inc.	1,335	27
Mistras Group, Inc. (a)	1,665	40
Mobile Mini, Inc.	4,104	142
Moog, Inc. (a)	516	28
MSA Safety, Inc.	481	25
Mueller Industries, Inc.	2,149	69
Multi-Color Corp.	249	16
MYR Group, Inc. (a)	2,051	49
National Presto Industries, Inc.	1,202	113
Navigant Consulting, Inc. (a)	8,225	133
Navistar International Corp. (a)	4,685	55
Nortek, Inc. (a)	1,216	72
On Assignment, Inc. (a)	419	15
PAM Transportation Services, Inc. (a)	410	7
PGT, Inc. (a)	942	10
Ply Gem Holdings, Inc. (a)	1,709	25
Powell Industries, Inc.	545	21
Primoris Services Corp.	2,506	47
Quad/Graphics, Inc.	6,476	151
Quanex Building Products Corp.	2,216	41
Raven Industries, Inc.	1,844	35
RBC Bearings, Inc. (a)	1,100	80
Regal Beloit Corp.	645	36
Resources Connection, Inc.	8,695	129
Rexnord Corp. (a)	856	17
Roadrunner Transportation Systems, Inc. (a)	2,687	20
RPX Corp. (a)	6,117	56
Rush Enterprises, Inc. ‘A’ (a)	5,824	126
Saia, Inc. (a)	1,476	37
Simpson Manufacturing Co., Inc.	3,002	120
SkyWest, Inc.	4,240	112
SPX Corp.	10,300	153
SPX FLOW, Inc. (a)	3,080	80
Standex International Corp.	255	21
Steelcase, Inc. ‘A’	10,223	139
Sun Hydraulics Corp.	725	22
Swift Transportation Co. (a)	2,174	34
TAL International Group, Inc.	16,645	223
TASER International, Inc. (a)	2,647	66
Team, Inc. (a)	1,367	34
Tennant Co.	559	30
Terex Corp.	2,544	52
Tetra Tech, Inc.	2,006	62
Textainer Group Holdings Ltd.	1,850	21
Tidewater, Inc.	13,512	60
Titan International, Inc.	16,027	99
Titan Machinery, Inc. (a)	2,031	23
TransUnion (a)	473	16
TriMas Corp. (a)	5,462	98
TriNet Group, Inc. (a)	1,112	23
Triumph Group, Inc.	1,919	68
TrueBlue, Inc. (a)	925	18
Tutor Perini Corp. (a)	3,589	85

	SHARES	MARKET VALUE (000S)
U.S. Ecology, Inc.	575	$26
UniFirst Corp.	677	78
Universal Forest Products, Inc.	1,339	124
USA Truck, Inc. (a)	2,081	36
Veritiv Corp. (a)	2,283	86
Viad Corp.	581	18
Vicor Corp. (a)	1,303	13
Virgin America, Inc. (a)	267	15
Watts Water Technologies, Inc. ‘A”	2,510	146
Werner Enterprises, Inc.	8,280	190
Wesco Aircraft Holdings, Inc. (a)	7,906	106
WESCO International, Inc. (a)	889	46
Xerium Technologies, Inc. (a)	2,686	17
YRC Worldwide, Inc. (a)	1,635	14

		13,454

INFORMATION TECHNOLOGY 17.0%
2U, Inc. (a)	357	10
3D Systems Corp. (a)	1,874	26
A10 Networks, Inc. (a)	2,424	16
ACI Worldwide, Inc. (a)	1,000	20
Actua Corp. (a)	1,746	16
Acxiom Corp. (a)	6,772	149
ADTRAN, Inc.	17,231	321
Advanced Energy Industries, Inc. (a)	2,602	99
Alpha & Omega Semiconductor Ltd. (a)	1,644	23
American Software, Inc. ‘A’	1,649	17
Amkor Technology, Inc. (a)	36,571	210
Applied Micro Circuits Corp. (a)	2,542	16
Avid Technology, Inc. (a)	16,005	93
AVX Corp.	8,268	112
Axcelis Technologies, Inc. (a)	5,822	16
Bankrate, Inc. (a)	7,858	59
Bel Fuse, Inc. ‘B’	1,137	20
Belden, Inc.	886	53
Benchmark Electronics, Inc. (a)	11,377	241
Black Box Corp.	3,714	49
Blackbaud, Inc.	441	30
Blucora, Inc. (a)	10,462	108
Bottomline Technologies de, Inc. (a)	353	8
Brooks Automation, Inc.	6,637	74
Cabot Microelectronics Corp.	5,725	242
CACI International, Inc. ‘A’ (a)	445	40
CalAmp Corp. (a)	909	13
Calix, Inc. (a)	7,095	49
Callidus Software, Inc. (a)	676	14
CEVA, Inc. (a)	758	21
Ciber, Inc. (a)	11,446	17
Ciena Corp. (a)	1,928	36
Cirrus Logic, Inc. (a)	7,266	282
Coherent, Inc. (a)	2,354	216
Cohu, Inc.	2,777	30
CommVault Systems, Inc. (a)	1,860	80
Computer Programs & Systems, Inc.	978	39
comScore, Inc. (a)	1,526	36
Comtech Telecommunications Corp.	5,139	66
Control4 Corp. (a)	2,285	19
Cray, Inc. (a)	1,118	33
Cree, Inc. (a)	2,125	52
CSG Systems International, Inc.	5,024	203
CTS Corp.	983	18
Cypress Semiconductor Corp.	2,015	21
Daktronics, Inc.	5,753	36

	SHARES	MARKET VALUE (000S)
Datalink Corp. (a)	4,743	$36
DHI Group, Inc. (a)	11,733	73
Diebold, Inc.	3,635	90
Digi International, Inc. (a)	3,309	36
Digimarc Corp. (a)	293	9
DigitalGlobe, Inc. (a)	3,150	67
Diodes, Inc. (a)	6,546	123
Dolby Laboratories, Inc. ‘A’	5,635	270
DSP Group, Inc. (a)	3,024	32
DTS, Inc. (a)	431	11
EarthLink Holdings Corp.	51,177	328
Eastman Kodak Co. (a)	1,765	28
Ebix, Inc.	3,202	153
Electro Rent Corp.	3,393	52
Electro Scientific Industries, Inc. (a)	1,240	7
Electronics For Imaging, Inc. (a)	3,182	137
Energizer Holdings, Inc.	1,296	67
Engility Holdings, Inc. (a)	631	13
Entegris, Inc. (a)	9,236	134
Epiq Systems, Inc.	4,421	65
ePlus, Inc. (a)	742	61
ExlService Holdings, Inc. (a)	3,152	165
Extreme Networks, Inc. (a)	35,765	121
Fairchild Semiconductor International, Inc. (a)	5,572	111
FARO Technologies, Inc. (a)	1,741	59
Finisar Corp. (a)	5,472	96
FormFactor, Inc. (a)	1,563	14
Harmonic, Inc. (a)	22,038	63
HC2 Holdings, Inc. (a)	6,481	28
II-VI, Inc. (a)	5,811	109
Infoblox, Inc. (a)	1,213	23
InnerWorkings, Inc. (a)	2,647	22
Inovalon Holdings, Inc. ‘A’ (a)	857	15
Insight Enterprises, Inc. (a)	8,892	231
Interactive Intelligence Group, Inc. (a)	1,048	43
InterDigital, Inc.	5,624	313
Internap Corp. (a)	6,582	14
Intersil Corp. ‘A’	22,271	302
Intralinks Holdings, Inc. (a)	9,505	62
Itron, Inc. (a)	4,849	209
Ixia (a)	13,267	130
IXYS Corp.	3,273	34
KEYW Holding Corp. (a)	4,732	47
Knowles Corp. (a)	1,898	26
Lattice Semiconductor Corp. (a)	10,542	56
Limelight Networks, Inc. (a)	13,914	21
Lionbridge Technologies, Inc. (a)	5,175	20
Liquidity Services, Inc. (a)	14,075	110
Littelfuse, Inc.	708	84
LivePerson, Inc. (a)	3,732	24
LogMeIn, Inc. (a)	1,078	68
Lumentum Holdings, Inc. (a)	575	14
MACOM Technology Solutions Holdings, Inc. (a)	1,063	35
ManTech International Corp. ‘A’	6,470	245
Maxwell Technologies, Inc. (a)	5,780	31
Mentor Graphics Corp.	701	15
Methode Electronics, Inc.	935	32
MicroStrategy, Inc. ‘A’ (a)	564	99
MKS Instruments, Inc.	4,430	191
Monolithic Power Systems, Inc.	309	21
Monotype Imaging Holdings, Inc.	1,582	39
MTS Systems Corp.	1,914	84

58	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2016

	SHARES	MARKET VALUE (000S)
Multi-Fineline Electronix, Inc. (a)	3,122	$72
Nanometrics, Inc. (a)	461	10
NETGEAR, Inc. (a)	8,241	392
NetScout Systems, Inc. (a)	1,459	32
NeuStar, Inc. ‘A’ (a)	645	15
NIC, Inc.	3,522	77
Novanta, Inc. (a)	2,570	39
Omnicell, Inc. (a)	2,167	74
OSI Systems, Inc. (a)	1,648	96
Park Electrochemical Corp.	2,725	40
PC Connection, Inc.	1,986	47
Pegasystems, Inc.	2,058	55
Perficient, Inc. (a)	1,550	31
Photronics, Inc. (a)	13,170	117
Plantronics, Inc.	3,108	137
Plexus Corp. (a)	4,096	177
Polycom, Inc. (a)	2,958	33
Power Integrations, Inc.	913	46
Progress Software Corp. (a)	12,643	347
QLogic Corp. (a)	8,166	120
Quality Systems, Inc.	11,126	133
Qualys, Inc. (a)	950	28
Quantum Corp. (a)	31,595	13
QuinStreet, Inc. (a)	4,935	18
Rackspace Hosting, Inc. (a)	1,788	37
Rambus, Inc. (a)	2,346	28
RealNetworks, Inc. (a)	5,104	22
RealPage, Inc. (a)	1,557	35
RetailMeNot, Inc. (a)	8,286	64
RingCentral, Inc. ‘A’ (a)	1,863	37
Rofin-Sinar Technologies, Inc. (a)	2,431	78
Rogers Corp. (a)	1,160	71
Rovi Corp. (a)	7,501	117
Rudolph Technologies, Inc. (a)	3,031	47
Sanmina Corp. (a)	4,680	125
ScanSource, Inc. (a)	4,008	149
Science Applications International Corp.	3,270	191
Seachange International, Inc. (a)	7,810	25
Semtech Corp. (a)	4,435	106
ShoreTel, Inc. (a)	4,749	32
Shutterstock, Inc. (a)	492	23
Sigma Designs, Inc. (a)	7,656	49
Silicon Graphics International Corp. (a)	9,646	49
Silicon Laboratories, Inc. (a)	2,221	108
Sonus Networks, Inc. (a)	10,969	95
Stamps.com, Inc. (a)	388	34
Stratasys Ltd. (a)	777	18
SunEdison Semiconductor Ltd. (a)	9,932	59
Super Micro Computer, Inc. (a)	1,352	34
Sykes Enterprises, Inc. (a)	8,409	244
Synchronoss Technologies, Inc. (a)	1,558	50
Syntel, Inc. (a)	875	40
Take-Two Interactive Software, Inc. (a)	475	18
Tangoe, Inc. (a)	2,310	18
TechTarget, Inc. (a)	2,152	17
Telenav, Inc. (a)	4,458	23
TeleTech Holdings, Inc.	3,528	96
TESSCO Technologies, Inc.	1,446	20
Tessera Technologies, Inc.	1,568	48
TiVo, Inc. (a)	6,848	68
TTM Technologies, Inc. (a)	26,005	196
Ultra Clean Holdings, Inc. (a)	5,694	32
Unisys Corp. (a)	7,160	52
United Online, Inc. (a)	4,901	54

	SHARES	MARKET VALUE (000S)
VASCO Data Security International, Inc. (a)	1,068	$17
Veeco Instruments, Inc. (a)	2,007	33
Veeva Systems, Inc. ‘A’ (a)	2,166	74
Viavi Solutions, Inc. (a)	15,743	104
Virtusa Corp. (a)	398	11
Vishay Intertechnology, Inc.	5,828	72
Vishay Precision Group, Inc. (a)	1,678	23
Web.com Group, Inc. (a)	1,660	30
WebMD Health Corp. (a)	6,270	364
West Corp.	5,401	106
Xcerra Corp. (a)	3,071	18
XO Group, Inc. (a)	2,769	48
Xura, Inc. (a)	3,330	81
Zedge, Inc. ‘B’ (a)	669	3
Zix Corp. (a)	3,937	15
Zynga, Inc. ‘A’ (a)	13,824	34

		14,358

MATERIALS 5.2%
A Schulman, Inc.	3,966	97
AEP Industries, Inc.	905	73
AK Steel Holding Corp. (a)	9,103	42
Allegheny Technologies, Inc.	3,562	45
American Vanguard Corp.	4,849	73
Ampco-Pittsburgh Corp.	1,614	18
Axiall Corp.	1,679	55
Balchem Corp.	885	53
Boise Cascade Co. (a)	2,406	55
Calgon Carbon Corp.	2,913	38
Carpenter Technology Corp.	4,068	134
Century Aluminum Co. (a)	2,210	14
Chemtura Corp. (a)	3,739	99
Clearwater Paper Corp. (a)	2,291	150
Cliffs Natural Resources, Inc. (a)	15,533	88
Coeur Mining, Inc. (a)	8,376	89
Commercial Metals Co.	2,302	39
Core Molding Technologies, Inc. (a)	1,960	27
Greif, Inc. ‘A’	4,108	153
Hawkins, Inc.	648	28
Haynes International, Inc.	700	22
HB Fuller Co.	2,991	132
Headwaters, Inc. (a)	2,401	43
Hecla Mining Co.	6,546	33
Innophos Holdings, Inc.	4,669	197
Innospec, Inc.	1,537	71
Intrepid Potash, Inc. (a)	5,885	9
Kaiser Aluminum Corp.	2,674	242
KapStone Paper and Packaging Corp.	2,254	29
Koppers Holdings, Inc. (a)	5,788	178
Kraton Performance Polymers, Inc. (a)	4,611	129
Louisiana-Pacific Corp. (a)	2,344	41
LSB Industries, Inc. (a)	1,136	14
Materion Corp.	2,406	60
Minerals Technologies, Inc.	1,643	93
Myers Industries, Inc.	4,943	71
Neenah Paper, Inc.	1,041	75
Olympic Steel, Inc.	351	10
OMNOVA Solutions, Inc. (a)	5,868	43
PH Glatfelter Co.	3,970	78
Platform Specialty Products Corp. (a)	12,762	113
Quaker Chemical Corp.	446	40
Rayonier Advanced Materials, Inc.	2,148	29
Royal Gold, Inc.	337	24

	SHARES	MARKET VALUE (000S)
Ryerson Holding Corp. (a)	4,606	$81
Schnitzer Steel Industries, Inc. ‘A’	5,741	101
Schweitzer-Mauduit International, Inc.	2,989	105
Stepan Co.	2,371	141
Stillwater Mining Co. (a)	2,222	26
Summit Materials, Inc. ‘A’ (a)	2,315	47
TimkenSteel Corp.	6,338	61
Tredegar Corp.	2,047	33
Trinseo S.A. (a)	1,990	85
Tronox Ltd. ‘A’	46,751	206
U.S. Concrete, Inc. (a)	417	25
Univar, Inc. (a)	5,819	110
Westlake Chemical Corp.	641	28
Worthington Industries, Inc.	4,458	189

		4,384

TELECOMMUNICATION SERVICES 2.3%
ATN International, Inc.	703	55
Boingo Wireless, Inc. (a)	1,156	10
Cogent Communications Holdings, Inc.	1,653	66
Consolidated Communications Holdings, Inc.	8,893	242
FairPoint Communications, Inc. (a)	4,561	67
General Communication, Inc. ‘A’ (a)	9,505	150
Hawaiian Telcom Holdco, Inc. (a)	1,323	28
IDT Corp. ‘B’	2,006	29
Inteliquent, Inc.	6,340	126
Iridium Communications, Inc. (a)	34,952	310
Lumos Networks Corp. (a)	2,001	24
RigNet, Inc. (a)	928	13
Shenandoah Telecommunications Co.	3,557	139
Spok Holdings, Inc.	3,721	71
U.S. Cellular Corp. (a)	3,290	129
Vonage Holdings Corp. (a)	53,899	329
Windstream Holdings, Inc.	14,449	134

		1,922

UTILITIES 2.6%
ALLETE, Inc.	246	16
Ameresco, Inc. ‘A’ (a)	2,000	9
American States Water Co.	4,401	193
Artesian Resources Corp. ‘A’	475	16
Avista Corp.	1,191	53
California Water Service Group	7,463	261
Chesapeake Utilities Corp.	971	64
Connecticut Water Service, Inc.	686	39
Dynegy, Inc. (a)	2,283	39
Empire District Electric Co.	10,407	354
EnerNOC, Inc. (a)	7,586	48
MGE Energy, Inc.	3,052	172
Middlesex Water Co.	1,391	60
Northwest Natural Gas Co.	5,973	387
Otter Tail Corp.	4,546	152
PNM Resources, Inc.	2,159	77
SJW Corp.	2,285	90
South Jersey Industries, Inc.	537	17
Spark Energy, Inc.‘A’	450	15
Unitil Corp.	3,266	139
York Water Co.	589	19

		2,220

Total United States		78,468

Total Common Stocks (Cost $68,423)		78,509

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2016	59

Schedule of Investments PIMCO RAE Fundamental US Small Fund (Cont.)

June 30, 2016

	SHARES	MARKET VALUE (000S)
REAL ESTATE INVESTMENT TRUSTS 6.6%

UNITED STATES 6.6%

FINANCIALS 6.6%
AG Mortgage Investment Trust, Inc.	5,356	$77
Agree Realty Corp.	1,006	49
American Assets Trust, Inc.	1,120	48
American Capital Mortgage Investment Corp.	10,906	172
Anworth Mortgage Asset Corp.	38,997	183
Apollo Commercial Real Estate Finance, Inc.	3,133	50
Apollo Residential Mortgage, Inc.	5,700	76
Ares Commercial Real Estate Corp.	1,261	15
Armada Hoffler Properties, Inc.	1,887	26
ARMOUR Residential REIT, Inc.	6,787	136
Ashford Hospitality Prime, Inc.	1,807	26
Ashford Hospitality Trust, Inc.	9,583	51
Brandywine Realty Trust	4,582	77
Capstead Mortgage Corp.	20,016	194
Care Capital Properties, Inc.	1,568	41
CBL & Associates Properties, Inc.	10,001	93
Cedar Realty Trust, Inc.	4,441	33
Chatham Lodging Trust	461	10
Chesapeake Lodging Trust	995	23
Colony Capital, Inc. ‘A’	2,511	39
Colony Starwood Homes	1,175	36
Columbia Property Trust, Inc.	3,561	76
CoreSite Realty Corp.	1,350	120
Corporate Office Properties Trust	1,916	57
Cousins Properties, Inc.	1,398	15
CyrusOne, Inc.	1,237	69
CYS Investments, Inc.	22,348	187
DiamondRock Hospitality Co.	5,347	48
DuPont Fabros Technology, Inc.	3,808	181
Dynex Capital, Inc.	16,519	115
EastGroup Properties, Inc.	650	45

	SHARES	MARKET VALUE (000S)
Equity One, Inc.	1,880	$60
First Potomac Realty Trust	5,743	53
Franklin Street Properties Corp.	9,991	123
Getty Realty Corp.	1,851	40
Gladstone Commercial Corp.	1,856	31
Global Net Lease, Inc.	1,830	15
Government Properties Income Trust	5,427	125
Gramercy Property Trust	7,605	70
Healthcare Realty Trust, Inc.	2,979	104
Hersha Hospitality Trust	846	15
Invesco Mortgage Capital, Inc.	4,735	65
Investors Real Estate Trust	12,132	78
LaSalle Hotel Properties	2,764	65
Lexington Realty Trust	15,651	158
LTC Properties, Inc.	287	15
Mack-Cali Realty Corp.	3,151	85
MFA Financial, Inc.	6,762	49
Monmouth Real Estate Investment Corp.	2,055	27
National Storage Affiliates Trust	915	19
New Residential Investment Corp.	6,496	90
New Senior Investment Group, Inc.	4,180	45
NorthStar Realty Finance Corp.	3,179	36
Parkway Properties Inc/Md	862	14
Pennsylvania Real Estate Investment Trust	1,720	37
PennyMac Mortgage Investment Trust	5,066	82
Piedmont Office Realty Trust, Inc. ‘A’	1,719	37
Potlatch Corp.	1,636	56
Preferred Apartment Communities, Inc. ‘A’	1,680	25
PS Business Parks, Inc.	850	90
QTS Realty Trust, Inc. ‘A’	1,695	95
RAIT Financial Trust	4,782	15
Ramco-Gershenson Properties Trust	838	16
Redwood Trust, Inc.	15,711	217

	SHARES	MARKET VALUE (000S)
Resource Capital Corp.	3,686	$47
Retail Opportunity Investments Corp.	1,439	31
Rexford Industrial Realty, Inc.	1,373	29
RLJ Lodging Trust	1,634	35
Rouse Properties, Inc.	1,207	22
Ryman Hospitality Properties, Inc.	4,360	221
Sabra Health Care REIT, Inc.	2,134	44
Select Income REIT	3,049	79
Silver Bay Realty Trust Corp.	1,946	33
STORE Capital Corp.	613	18
Summit Hotel Properties, Inc.	4,835	64
Sunstone Hotel Investors, Inc.	3,547	43
Tier REIT, Inc.	2,320	36
Two Harbors Investment Corp.	9,460	81
United Development Funding	3,661	0
Urstadt Biddle Properties, Inc. ‘A’	1,199	30
Washington Real Estate Investment Trust	4,263	134
Western Asset Mortgage Capital Corp.	5,278	50
Winthrop Realty Trust	1,167	10
WP Glimcher, Inc.	7,138	80
Xenia Hotels & Resorts, Inc.	3,458	58

		5,565

Total Real Estate Investment Trusts (Cost $5,090)		5,565

Total Investments in Securities (Cost $73,513)		84,074

Total Investments 99.3% (Cost $73,513)		$84,074

Other Assets and Liabilities, net 0.7%		554

Net Assets 100.0%		$84,628

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security did not produce income within the last twelve months.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2016
Investments in Securities, at Value
Common Stocks
United Kingdom
Health Care	$41	$0	$0	$41
United States
Consumer Discretionary	16,553	0	0	16,553
Consumer Staples	3,456	0	0	3,456
Energy	4,696	0	0	4,696
Financials	10,543	0	0	10,543
Health Care	6,882	0	0	6,882

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2016
Industrials	$13,454	$0	$0	$13,454
Information Technology	14,358	0	0	14,358
Materials	4,384	0	0	4,384
Telecommunication Services	1,922	0	0	1,922
Utilities	2,220	0	0	2,220
Real Estate Investment Trusts
United States
Financials	5,565	0	0	5,565

Total Investments	$84,074	$0	$0	$84,074

There were no significant transfers between Levels 1, 2, or 3 during the period ended June 30, 2016.

60	PIMCO EQUITY SERIES	See Accompanying Notes

Notes to Financial Statements

June 30, 2016

1. ORGANIZATION

PIMCO Equity Series® (the “Trust”) was established as a Delaware statutory trust on December 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Class P, Class A, and Class C shares of the funds (each a “Fund” and collectively the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds. Research Affiliates, LLC (“Research Affiliates”) serves as the sub-adviser for the Funds. PIMCO and Research Affiliates have also engaged Parametric Portfolio Associates, LLC (“Parametric”) to implement all or a portion of each Fund’s investment strategies. The PIMCO RAE Fundamental Global Fund may invest substantially all of its assets in Institutional Class shares of the PIMCO RAE Fundamental US Fund, PIMCO RAE Fundamental International Fund (“International Fund”) and PIMCO RAE Fundamental Emerging Markets Fund (“Emerging Markets Fund”) (collectively, “Underlying Funds”), and equity securities that are eligible investments for the Underlying Funds. The PIMCO RAE Fundamental Global ex-US Fund may invest substantially all of its assets in Institutional Class shares of the International Fund and Emerging Markets Fund, equity securities of small companies economically tied to non-U.S. countries, and securities that are eligible investments for the International Fund and Emerging Markets Fund. The PIMCO RAE Fundamental Global Fund and PIMCO RAE Fundamental Global ex-US Fund may invest in other affiliated funds and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940 (together with the Underlying Funds, “Acquired Funds”).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income   Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend

date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies are recorded as dividend income. Long-term capital gain distributions received from registered investment companies are recorded as realized gains.

(b) Cash and Foreign Currency   The functional and reporting currency for the Funds is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see Financial Derivative Instruments, if any). Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

ANNUAL REPORT	JUNE 30, 2016	61

Notes to Financial Statements (Cont.)

(c) Multiclass Operations   Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Dividends and Distributions to Shareholders   The following table shows the anticipated frequency of dividends from net investment income, if any, for each Fund.

Declared and Paid Annually:
PIMCO RAE Fundamental Emerging Markets Fund
PIMCO RAE Fundamental Global Fund
PIMCO RAE Fundamental Global ex-US Fund
PIMCO RAE Fundamental International Fund
PIMCO RAE Fundamental US Fund
PIMCO RAE Fundamental US Small Fund

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of transactions that may cause character differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements   In June 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-11, that expanded secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU became effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. The Funds have adopted the ASU. The financial statements have been modified to provide enhanced disclosures surrounding secured borrowing transactions, if any. See the Notes to Schedules of Investments for additional details.

In August 2014, the FASB issued ASU 2014-15 requiring management to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern. The ASU is effective prospectively for annual periods ending after December 15, 2016, and interim periods thereafter. At this time, management is evaluating the implications of these changes on the financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies   The price of a Fund’s shares is based on the Fund’s NAV. The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to that Fund or class, less any liabilities, by the total number of shares outstanding of that Fund or class. On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

62	PIMCO EQUITY SERIES

June 30, 2016

Each Fund reserves the right to change the time its respective NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of a Fund’s assets that are invested in one or more open-end management investment companies (other than
exchange-traded funds (“ETFs”)), the Fund’s NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign
(non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation

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Notes to Financial Statements (Cont.)

Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. The Adviser may consult with the Sub-Adviser or Parametric in providing such recommendations or otherwise with respect to valuation of the PIMCO Dividend and Income Fund’s portfolio securities or other assets. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy   U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1 — Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Any assets or liabilities categorized as Level 1 or 2 as of period end that have been transferred between Levels 1 and 2 since the prior period are due to changes in the method utilized in valuing the investments. Transfers from Level 1 to Level 2 are a result of a change, in the normal course of business, from the use of an exchange traded price or a trade price on the initial purchase date (Level 1) to methods used by Pricing Services including valuation adjustments applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the NYSE (Level 2). In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedules of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value   The valuation methods (or “techniques”) and significant inputs

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used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Equity-linked securities are valued by referencing the last reported sale or settlement price of the linked referenced equity on the day of valuation. Foreign exchange adjustments are applied to the last reported price to convert the linked equity’s trading currency to the contract’s settling currency. These investments are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value   When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

The validity of fair value is reviewed by the Adviser on a periodic basis and may be amended in accordance with the Trust’s valuation procedures.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The PIMCO RAE Fundamental Global Fund may invest substantially all of its assets in Acquired Funds and equity securities that are eligible investments for the Underlying Funds. The PIMCO RAE Fundamental Global ex-US Fund may invest substantially all of its assets in Acquired Funds (except the PIMCO RAE Fundamental US Fund), equity securities of small companies economically tied to non-U.S. countries, and securities that are eligible investments for the International Fund and Emerging Markets Fund. The Underlying Funds are considered to be affiliated with the Global Fund and Global ex-US Fund. Each Fund may also invest in the PIMCO Short-Term Floating NAV Portfolio III (“Central Fund”) to the extent permitted by the Act and rules thereunder. The Central Fund is a registered investment company created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Fund are money market and short maturity fixed income instruments. The Central Fund may incur expenses related to its investment activities, but does not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Fund is considered to be affiliated with the Funds. The tables below show the Funds’ transactions in and earnings from investments in these affiliated Funds for the period ended June 30, 2016 (amounts in thousands†):

PIMCO RAE Fundamental Global Fund
Underlying PIMCO Funds	Market Value 06/30/2015	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2016	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
RAE Fundamental Emerging Markets Fund	$4,767	$27,862	$(2,813)	$(963)	$2121	$30,974	$401	$0
PIMCO RAE Fundamental International Fund	13,546	100,286	(1,674)	(265)	(5,886)	106,007	642	1,284
PIMCO RAE Fundamental U.S. Fund	19,847	138,464	(13,538)	(413)	1,543	145,903	1,284	2,600
Totals	$38,160	$266,612	$(18,025)	$(1,641)	$(2,222)	$282,884	$2,327	$3,884

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year. See Note 2(d) in the Notes to Financial Statements for more information.

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Notes to Financial Statements (Cont.)

PIMCO RAE Fundamental Global ex-US Fund
Underlying PIMCO Funds	Market Value 06/30/2015	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2016	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
RAE Fundamental Emerging Markets Fund	$18,231	$1,983	$(3,467)	$(969)	$(1,504)	$14,274	$265	$0
PIMCO RAE Fundamental International Fund	51,806	5,586	(1,772)	(265)	(6,506)	48,849	427	853
Totals	$70,037	$7,569	$(5,239)	$(1,234)	$(8,010)	$63,123	$692	$853

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year. See Note 2(d) in the Notes to Financial Statements for more information.

(b) Investments in Securities

REITs  Certain Funds may invest in REITs, which are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by a Fund as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so the Funds that invest in REITs will bear their proportionate share of the costs of the REITs’ operations.

Restricted Securities  Certain Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities may generally be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities held by the Funds at June 30, 2016 are disclosed in the Notes to Schedules of Investments.

Warrants  Certain Funds may receive warrants. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

5. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts  Certain Funds may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates

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with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

6. PRINCIPAL RISKS

In the normal course of business, the Funds (or Acquired Funds) trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Funds may be subject to, please see the Important Information About the Funds.

Investments in Mutual Funds  To the extent that certain Funds invest substantially all of their respective assets in Acquired Funds, the risks associated with investing in these Funds will be closely related to the risks associated with the securities and other investments held by the Acquired Funds. The ability of the Funds to achieve their respective investment objectives may depend upon the ability of the Acquired Funds to achieve their respective investment objectives. There can be no assurance that the investment objective of any Acquired Fund will be achieved. The NAV of each Fund will fluctuate in response to changes in the respective NAV of the Acquired Funds in which it invests. The extent to which the investment performance and risks associated with the Funds correlate to those of a particular Acquired Fund will depend upon the extent to which the assets of the Funds are allocated from time to time for investment in the Acquired Funds, which will vary.

Certain Funds’ investment performance depends upon how each Fund’s assets are allocated and reallocated according to each Fund’s asset allocation targets and ranges. A principal risk of investing in each Fund is that the Funds’ asset allocation sub-adviser will make less than optimal or poor asset allocation decisions. The asset allocation sub-adviser attempts to identify investment allocations for the Acquired Funds that will provide consistent, quality performance for the Funds, but there is no guarantee that such allocation techniques will produce the desired results.

Market Risks  A Fund’s (or Acquired Funds) investments in financial derivative instruments and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign (non-U.S.) currency, equity and commodity risks.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Issuers that have paid regular dividends or distributions to shareholders may not continue to do so in the future. An issuer may reduce or eliminate future dividends or distributions at any time and for any reason. Moreover, a Fund may use a dividend capture strategy (i.e., purchasing an equity security shortly before the issuer pays a dividend and selling it shortly thereafter), which may expose the Fund to higher portfolio turnover, increased trading costs and the potential for capital loss or gain, particularly in the event of significant short-term price movements of stocks subject to dividend capture trading. Also, securities purchased to capture a dividend often decline in value at the time of sale (i.e., shortly following the dividend) and the resulting realized loss to the Fund may exceed the amount of the dividend received, thereby negatively impacting the Fund’s net asset value.

Interest rate risk is the risk that fixed income securities and other instruments held by a Fund will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund (or Acquired Funds) is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and a Fund (or Acquired Funds) may lose money if these changes are not anticipated by the Fund’s (or Acquired Funds’) management. A Fund (or Acquired Funds) may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Convexity is an additional measure of interest rate sensitivity that measures the rate of change of duration in response to changes in interest rates. Fixed income securities with longer durations tend to be

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Notes to Financial Statements (Cont.)

more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). At present, the U.S. and many parts of the world, including certain European countries, are experiencing near historically low interest rates. The Funds may be subject to heightened interest rate risk because the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. Further, while bond markets have steadily grown over the past three decades, dealer “market making” ability has not kept pace and in some cases has decreased. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause a Fund (or Acquired Funds) to lose value. If a Fund (or Acquired Funds) lost enough value, the Fund (or Acquired Funds) could face increased shareholder redemptions, which could force the Fund to liquidate investments at disadvantageous times or prices, thereby adversely affecting the Fund.

To the extent that a Fund (or Acquired Fund) may invest in securities and instruments that are economically tied to Russia, the Fund (or Acquired Fund) is subject to various risks such as, but not limited to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact a Fund’s (or Acquired Fund’s) performance and/or ability to achieve its investment objective. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If a Fund (or Acquired Funds) invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivative instruments that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund (or Acquired Funds), or, in the case of hedging positions, that the Fund’s (or Acquired Funds’) base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s (or Acquired Funds’) investments in foreign currency-denominated securities may reduce the Fund’s (or Acquired Funds’) returns.

A Fund’s (or Acquired Fund’s) investments in commodity-linked financial derivative instruments may subject the Fund (or Acquired Fund) to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  A Fund (or Acquired Funds) will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. A Fund (or Acquired Funds) minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges where applicable. Over the counter (“OTC”) derivative transactions are subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally cleared derivative transactions might not be available for OTC derivative transactions. For financial derivative instruments traded on exchanges or clearinghouses, the primary credit risk is the creditworthiness of a Fund’s clearing broker or the exchange or clearinghouse itself. A Fund (or Acquired Funds) could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivative instruments contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities and financial derivative instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings.

Similar to credit risk, a Fund (or Acquired Funds) may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund (or Acquired Funds) has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Funds (or Acquired Funds) through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts

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owed to a Fund (or Acquired Funds) exceed a predetermined threshold, such counterparty shall advance collateral to the Fund (or Acquired Funds) in the form of cash or securities equal in value to the unpaid amount owed to the Fund (or Acquired Funds). A Fund (or Acquired Funds) may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a Fund (or Acquired Funds) subsequently decreases, the Fund (or Acquired Funds) would be required to return to the counterparty all or a portion of the collateral previously advanced. PIMCO’s attempts to minimize counterparty risk may, however, be unsuccessful.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund (or Acquired Funds) has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Model Risk  In making investment allocation decisions, Research Affiliates LLC (the “Sub-Adviser”) may utilize quantitative models that may be proprietary or developed by third-parties. These models are used by the Sub-Adviser to help determine a Fund’s investment allocation decisions. Investment models used in making investment allocation decisions may not adequately take into account certain factors and may result in a decline in the value of your investment. Models rely on accurate financial and market data inputs. If inaccurate data is entered into a model, the resulting information will be incorrect. In addition, the models used may be predictive in nature and such models may result in an incorrect assessment of future events. The models evaluate securities or securities markets based on certain assumptions concerning the interplay of market factors. The markets or the prices of individual securities may be affected by factors not foreseen in developing the models.

Master Netting Arrangements  A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared

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Notes to Financial Statements (Cont.)

OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

7. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at an annual rate as noted in the following table:

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	Class P	A and C Classes
PIMCO RAE Fundamental Emerging Markets Fund	0.50%	0.45%	0.55%	0.55%
PIMCO RAE Fundamental Global Fund	0.40%	0.30%	0.40%	0.40%
PIMCO RAE Fundamental Global ex-US Fund	0.40%	0.35%	0.45%	0.45%
PIMCO RAE Fundamental International Fund	0.30%	0.30%	0.40%	0.40%
PIMCO RAE Fundamental US Fund	0.25%	0.25%	0.35%	0.40%
PIMCO RAE Fundamental US Small Fund	0.35%	0.25%	0.35%	0.40%

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A,

Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Class D shares of each Fund pursuant to Rule 12b-1 under the Act (the “Class D Plan”). Under the terms of the Class D Plan, a Fund is permitted to compensate the Distributor out of the assets attributable to the Class D shares of the Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of the Fund’s Class D shares for providing, or procuring through financial intermediaries, distribution, shareholder services, and/or maintenance of shareholder accounts with respect to Class D shareholders of the Fund, some of which may be deemed to be primarily intended to result in the sale of Class D shares.

70	PIMCO EQUITY SERIES

June 30, 2016

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as set forth in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Distribution Fee	Servicing Fee
Class A	—	0.25%
Class C	0.75%	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares. For the period ended June 30, 2016, the Distributor retained $184,988 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $62,000, plus $6,250 for each Board meeting attended in person, $375 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $9,000, the valuation oversight committee lead receives an additional annual retainer of $2,000 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional retainer of $1,000) and the governance committee chair receives an additional annual retainer of $750.

These expenses are allocated on a pro rata basis to each Fund of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  PIMCO has agreed to waive a portion of the Funds’ Supervisory and Administrative Fees in each Fund’s first fiscal year, to the extent that the payment of each Fund’s pro rata share of organizational expenses and Trustee Fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.0049%, the “Expense Limit” (calculated as a percentage of each Fund’s average daily net assets attributable to each class).

PIMCO has contractually agreed to waive a portion of the Investment Advisory Fee as set forth in the following table (calculated as a percentage of each Fund’s average daily net assets).

Fund Name	Fee Waiver	Expiration Date
PIMCO RAE Fundamental Emerging Markets Fund	0.20%	10/31/2016
PIMCO RAE Fundamental Global Fund	0.20%	10/31/2016
PIMCO RAE Fundamental Global ex-US Fund	0.20%	10/31/2016
PIMCO RAE Fundamental International Fund	0.10%	10/31/2016
PIMCO RAE Fundamental US Fund	0.10%	10/31/2016
PIMCO RAE Fundamental US Small Fund	0.10%	10/31/2016

Under the Fee Limitation Agreement, PIMCO is entitled to reimbursement by each Fund of any portion of the Supervisory and Administrative Fee and/or Investment Advisory Fee waived, reduced or reimbursed pursuant to the Fee Limitation Agreement or the Expense Limitation Agreement, respectively (the “Reimbursement Amount”) during the previous three years, provided that such amount paid to PIMCO will not: 1) together with any recoupment of organizational expenses and pro rata Trustees’ fees pursuant to the Expense Limitation Agreement, exceed the Expense Limit; 2) exceed the total Reimbursement Amount; or 3) include any amounts previously reimbursed to PIMCO. The Fee Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. Expenses that have been

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Notes to Financial Statements (Cont.)

waived may still be reimbursed by the Administrator, to the extent the Fund’s annualized total portfolio operating expenses plus the amount reimbursed does not exceed the Expense Limit. The recoverable amounts to PIMCO at June 30, 2016, were as follows (amounts in thousands):

Fund Name	Recoverable Amounts
PIMCO RAE Fundamental Emerging Markets Fund	$899
PIMCO RAE Fundamental Global Fund	1,019
PIMCO RAE Fundamental Global ex-US Fund	568
PIMCO RAE Fundamental International Fund	257
PIMCO RAE Fundamental US Fund	577
PIMCO RAE Fundamental US Small Fund	152

(f) Acquired Fund Fees and Expenses  The Underlying Fund expenses for the Funds are based upon an allocation of a Fund’s assets among the Underlying Funds and upon the total annual operating expenses of the Institutional Class shares of these Underlying Funds. The Underlying Fund expenses incurred by a Fund will vary with changes in the expenses of the Underlying Funds, as well as the allocation of the Fund’s assets.

PIMCO has contractually agreed, through October 31, 2016, to waive, first, the Investment Advisory Fee and, second, the Supervisory and Administrative Fees it receives from the PIMCO RAE Fundamental Global Fund in an amount equal to the expenses attributable to the Investment Advisory Fees and the Supervisory and Administrative Fees of the PIMCO RAE Fundamental US Fund, PIMCO RAE Fundamental International Fund and PIMCO RAE Fundamental Emerging Markets Fund indirectly incurred by the PIMCO RAE Fundamental Global Fund in connection with its investments in such Funds, to the extent the PIMCO RAE Fundamental Global Fund’s Investment Advisory Fee and Supervisory and Administrative Fees are greater than or equal to the Investment Advisory Fee and Supervisory and Administrative Fees of such Funds. This waiver renews annually for a full year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term.

PIMCO has contractually agreed, through October 31, 2016, to waive, first, the Investment Advisory Fee and, second, the Supervisory and Administrative Fees it receives from the PIMCO RAE Fundamental Global ex-US Fund in an amount equal to the expenses attributable to the Investment Advisory Fees and the Supervisory and Administrative Fees of the PIMCO RAE Fundamental International Fund and PIMCO RAE Fundamental Emerging Markets Fund indirectly incurred by the PIMCO RAE Fundamental Global ex-US Fund in connection with its investments in such Funds, to the extent the PIMCO RAE Fundamental Global ex-US Fund’s Investment Advisory Fee and Supervisory and Administrative Fees are greater than or equal to the Investment

Advisory Fee and Supervisory and Administrative Fees of such Funds. This waiver renews annually for a full year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term.

The waivers are reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. During the period ended June 30, 2016, the Funds below waived the following fees (amounts in thousands):

Fund Name	Waived Fees
PIMCO RAE Fundamental Global Fund	$656
PIMCO RAE Fundamental Global ex-US Fund	346

8. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 7, Fees and Expenses and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

9. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

10. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

72	PIMCO EQUITY SERIES

June 30, 2016

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2016, were as follows (amounts in thousands†):

	U S Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
PIMCO RAE Fundamental Emerging Markets Fund	$0	$0	$1,244,349	$135,268
PIMCO RAE Fundamental Global Fund	0	0	266,612	18,025
PIMCO RAE Fundamental Global ex-US Fund	0	0	7,569	5,239
PIMCO RAE Fundamental International Fund	0	0	158,675	68,966
PIMCO RAE Fundamental US Fund	0	0	238,904	196,076
PIMCO RAE Fundamental US Small Fund	0	0	72,762	85,465

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO RAE Fundamental Emerging Markets Fund				PIMCO RAE Fundamental Global Fund				PIMCO RAE Fundamental Global ex-US Fund
	Year Ended 06/30/2016		Inception date through June 30, 2015		Year Ended 06/30/2016		Inception date through June 30, 2015		Year Ended 06/30/2016		Inception date through June 30, 2015
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	145,199	$1,158,870	193	$2,417	26,449	$244,485	2	$26	91	$769	0	$0
Class P	544	4,321	1	10	5	49	1	10	0	0	1	10
Class A	76	655	2	19	32	295	1	10	9	82	1	10
Class C	12	100	1	10	75	678	2	17	41	350	1	10
Issued as reinvestment of distributions
Institutional Class	422	3,228	0	0	234	2,108	0	0	84	720	0	0
Class P	8	60	0	0	0	0	0	0	0	0	0	0
Class A	0	1	0	0	0	2	0	0	0	0	0	0
Class C	0	0	0	0	0	3	0	0	0	0	0	0
Issued in reorganization^
Institutional Class	0	0	19,842	198,415	0	0	3,869	38,691	0	0	7,106	71,057
Cost of shares redeemed
Institutional Class	(7,631)	(57,799)	0	0	(265)	(2,360)	0	0	(43)	(340)	0	0
Class P	(343)	(2,532)	0	0	0	0	0	0	0	0	0	0
Class A	(61)	(504)	0	0	(2)	(22)	0	0	(9)	(81)	0	0
Class C	(2)	(13)	0	0	(5)	(40)	0	0	(1)	(4)	0	0
Net increase (decrease) resulting from Fund share transactions	138,224	$1,106,387	20,039	$200,871	26,523	$245,198	3,875	$38,754	172	$1,496	7,109	$71,087

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Notes to Financial Statements (Cont.)

	PIMCO RAE Fundamental International Fund				PIMCO RAE Fundamental US Fund				PIMCO RAE Fundamental US Small Fund
	Year Ended 06/30/2016		Inception date through June 30, 2015		Year Ended 06/30/2016		Inception date through June 30, 2015		Year Ended 06/30/2016		Inception date through June 30, 2015
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	17,278	$152,235	6	$210	19,612	$190,056	63	$615	10,568	$96,202	0	$0
Class P	189	1,661	1	10	403	3,819	1	10	171	1,524	1	10
Class A	4	40	1	10	445	4,174	1	14	216	1,945	1	10
Class C	41	339	1	10	199	1,851	1	10	29	255	1	10
Issued as reinvestment of distributions
Institutional Class	595	5,154	0	0	1,786	16,713	0	0	200	1,786	0	0
Class P	3	25	0	0	7	64	0	0	0	3	0	0
Class A	0	0	0	0	5	46	0	0	1	5	0	0
Class C	0	2	0	0	1	9	0	0	0	0	0	0
Issued in reorganization^
Institutional Class	0	0	15,659	156,592	0	0	45,448	454,480	0	0	4,677	46,771
Cost of shares redeemed
Institutional Class	(4,401)	(37,347)	(257)	(2,540)	(14,734)	(138,985)	(71)	(701)	(6,719)	(57,926)	0	0
Class P	(71)	(585)	0	0	(67)	(636)	0	0	(15)	(136)	0	0
Class A	0	(4)	0	0	(146)	(1,397)	0	0	(35)	(310)	0	0
Class C	(6)	(45)	0	0	(19)	(167)	0	0	(3)	(28)	0	0
Net increase (decrease) resulting from Fund share transactions	13,632	$121,475	15,411	$154,292	7,492	$75,547	45,443	$454,428	4,413	$43,320	4,680	$46,801

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	On June 5, 2015, each Fund acquired substantially all of the assets and assumed certain liabilities of a corresponding privately offered fund managed by Research Affiliates in exchange for Institutional Class shares of each Fund pursuant to the terms and conditions of an Agreement and Plan of Reorganization and Exchange.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares
	Non Related Parties	Related Parties*	Non Related Parties	Related Parties*
PIMCO RAE Fundamental Emerging Markets Fund	0	2	0%	84%
PIMCO RAE Fundamental Global ex-US Fund	2	0	99%	0%
PIMCO RAE Fundamental International Fund	0	2	0%	71%
PIMCO RAE Fundamental US Fund	0	1	0%	28%
PIMCO RAE Fundamental US Small Fund	2	0	63%	0%

*	Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

12. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

PIMCO has received a Wells Notice from the staff of the U.S. Securities and Exchange Commission (“SEC”) that relates to the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), a series of PIMCO ETF Trust. The notice indicates the staff’s preliminary determination to recommend that the SEC commence a civil action against PIMCO stemming from a non-public investigation relating to BOND. A Wells Notice is neither a formal allegation of wrongdoing nor a finding that any law was violated.

This matter principally pertains to the valuation of smaller sized positions in non-agency mortgage-backed securities purchased by

BOND between its inception on February 29, 2012 and June 30, 2012, BOND’s performance disclosures for that period, and PIMCO’s compliance policies and procedures related to these matters.

The Wells process provides PIMCO with the opportunity to demonstrate to the SEC staff why it believes its conduct was appropriate, in keeping with industry standards, and that no action should be taken. PIMCO believes that this matter is unlikely to have a material adverse effect on any Fund or on PIMCO’s ability to provide investment management services to any Fund.

The foregoing speaks only as of the date of this report.

13. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all

74	PIMCO EQUITY SERIES

June 30, 2016

of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of June 30, 2016, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years ending in 2013-2015, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of June 30, 2016, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income (1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (2)	Other Book-to-Tax Accounting Differences (3)	Accumulated Capital Losses (4)	Qualified Late-Year Loss Deferral - Capital (5)	Qualified Late-Year Loss Deferral - Ordinary (6)
PIMCO RAE Fundamental Emerging Markets Fund	$13,886	$0	$67,245	$(19)	$(13,134)	$0	$0
PIMCO RAE Fundamental Global Fund	0	3,545	(4,166)	(6)	0	0	(41)
PIMCO RAE Fundamental Global ex-US Fund	0	0	(9,145)	(3)	(225)	0	0
PIMCO RAE Fundamental International Fund	4,304	0	1,304	(8)	0	(5,633)	0
PIMCO RAE Fundamental US Fund	5,550	13,299	87,554	(21)	0	0	0
PIMCO RAE Fundamental US Small Fund	445	0	6,587	(4)	0	(3,918)	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on convertible preferred securities, non-REIT return of capital, passive foreign investment companies (PFIC), and real estate investment trusts (REITs).

(3)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for organizational expenditures and accrued foreign tax expense.

(4)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(5)	Capital losses realized during the period November 1, 2015 through June 30, 2016 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2015 through June 30, 2016 and Ordinary losses realized during the period January 1, 2016 through June 30, 2016, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of June 30, 2016, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†) (7):

	Short-Term	Long-Term
PIMCO RAE Fundamental Emerging Markets Fund*	$3,517	$9,617
PIMCO RAE Fundamental Global Fund	0	0
PIMCO RAE Fundamental Global ex-US Fund	225	0
PIMCO RAE Fundamental International Fund	0	0
PIMCO RAE Fundamental US Fund	0	0
PIMCO RAE Fundamental US Small Fund	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)	*Portion of amount represents realized loss and recognized built-in loss under IRC 382-383, which is carried forward to future years to offset future realized gain subject to certain limitations

ANNUAL REPORT	JUNE 30, 2016	75

Notes to Financial Statements (Cont.)

June 30, 2016

As of June 30, 2016, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (8)
PIMCO RAE Fundamental Emerging Markets Fund	$1,300,045	$89,818	$(21,620)	$68,198
PIMCO RAE Fundamental Global Fund	287,049	3,353	(7,518)	(4,165)
PIMCO RAE Fundamental Global ex-US Fund	72,267	0	(9,144)	(9,144)
PIMCO RAE Fundamental International Fund	213,244	12,344	(10,849)	1,495
PIMCO RAE Fundamental US Fund	429,342	103,164	(15,610)	87,554
PIMCO RAE Fundamental US Small Fund	77,486	10,572	(3,984)	6,588

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, convertible preferred securities, non-REIT return of capital, passive foreign investment companies (PFICs), and real estate investment trusts (REITs) for federal income tax purposes.

For the fiscal years ended June 30, 2016 and June 30, 2015, respectively, the Funds made the following tax basis distributions (amounts in thousands†):

	June 30, 2016			June 30, 2015
	Ordinary Income Distributions (9)	Long-Term Capital Gain Distributions	Return of Capital (10)	Ordinary Income Distributions (9)	Long-Term Capital Gain Distributions	Return of Capital (10)
PIMCO RAE Fundamental Emerging Markets Fund	$3,915	$0	$0	$0	$0	$0
PIMCO RAE Fundamental Global Fund	2,315	85	0	0	0	0
PIMCO RAE Fundamental Global ex-US Fund	692	0	28	0	0	0
PIMCO RAE Fundamental International Fund	1,761	3,524	0	0	0	0
PIMCO RAE Fundamental US Fund	5,484	11,422	0	0	0	0
PIMCO RAE Fundamental US Small Fund	622	1,173	0	0	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(9)	Includes short-term capital gains distributed, if any.
(10)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

76	PIMCO EQUITY SERIES

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PIMCO Equity Series®:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PIMCO RAE Fundamental US Fund, PIMCO RAE Fundamental US Small Fund, PIMCO RAE Fundamental International Fund, PIMCO RAE Fundamental Emerging Markets Fund, PIMCO RAE Fundamental Global Fund, and PIMCO RAE Fundamental Global ex-US Fund (six series of PIMCO Equity Series®, hereafter referred to as the “Funds”) at June 30, 2016, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for the year then ended and for the period June 5, 2015 (commencement of operations) through June 30, 2015, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

August 22, 2016

ANNUAL REPORT	JUNE 30, 2016	77

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
SSB	State Street Bank and Trust Co.

Currency Abbreviations:
IDR	Indonesian Rupiah	USD (or $)	United States Dollar	ZAR	South African Rand

Other Abbreviations:
ADR	American Depositary Receipt	REIT	Real Estate Investment Trust	SP - GDR	Sponsored Global Depositary Receipt
GDR	Global Depositary Receipt	SP - ADR	Sponsored American Depositary Receipt

78	PIMCO EQUITY SERIES

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Funds’ fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ fiscal 2016 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2016:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended June 30, 2016 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended June 30, 2016 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s† )	Qualified Short-Term Capital Gain (000s†)
PIMCO RAE Fundamental Emerging Markets Fund	0.00%	10.07%	$0	$0
PIMCO RAE Fundamental Global Fund	55.31%	84.50%	0	0
PIMCO RAE Fundamental Global ex-US Fund	0.31%	65.51%	0	0
PIMCO RAE Fundamental International Fund	0.50%	100.00%	0	0
PIMCO RAE Fundamental US Fund	100.00%	100.00%	0	0
PIMCO RAE Fundamental US Small Fund	100.00%	100.00%	0	95

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Foreign Taxes.  The Funds’ have made an election under the Internal Revenue Code Section 853 to pass through foreign taxes paid. Shareholders will receive more detailed information along with their Form 1099-DIV.

	Foreign Source Income	Foreign Taxes Pass Through
PIMCO RAE Fundamental Emerging Markets Fund	$21,176,461	$2,057,833
PIMCO RAE Fundamental Global Fund	2,290,849	42,903
PIMCO RAE Fundamental Global ex-US Fund	1,521,484	28,496
PIMCO RAE Fundamental International Fund	7,263,524	673,425
PIMCO RAE Fundamental US Fund	0	0
PIMCO RAE Fundamental US Small Fund	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2017, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2016.

ANNUAL REPORT	JUNE 30, 2016	79

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees*

Brent R. Harris (1959) Chairman of the Board and Trustee	03/2010 to present	Managing Director, PIMCO. Formerly, member of Executive Committee, PIMCO.	169	Chairman and Trustee, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute.

Independent Trustees

E. Philip Cannon (1940) Trustee	03/2010 to present	Private Investor. Formerly, President, Houston Zoo.	169	Trustee, PIMCO Equity Series VIT; Lead Independent Trustee, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

Jennifer Holden Dunbar (1963) Trustee	02/2016 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments).	169	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Peter B. McCarthy (1950) Trustee	09/2011 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	169	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust.

Ronald C. Parker (1951) Trustee	02/2016 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products).	169	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust.

*	Mr. Harris is an “interested persons” of the Trust (as that term is defined in the 1940 Act) because of his affiliations with PIMCO.
**	Trustees serve until their successors are duly elected and qualified.

80	PIMCO EQUITY SERIES

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Peter G. Strelow (1970) President	02/2014 to present Senior Vice President 11/2013 to 02/2014 Vice President 03/2010 to 11/2013	Managing Director, PIMCO. President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	03/2010 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	03/2010 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	03/2010 to present	Managing Director, PIMCO. Senior Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	02/2014 to present President 05/2013 to 02/2014	Managing Director, Chief Executive Officer, PIMCO (since 2/14); Chief Operating Officer, PIMCO (7/09 - 2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management. Senior Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to present	Executive Vice President and Deputy General Counsel, PIMCO. Vice President - Senior Counsel, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT.

Joshua D. Ratner (1976)** Vice President - Senior Counsel, Secretary	11/2013 to present Assistant Secretary 03/2010 to 01/2011	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President - Senior Counsel, Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT. Vice President, Secretary and Chief Legal Officer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Stacie D. Anctil (1969) Vice President	05/2015 to present Assistant Treasurer 03/2010 to 05/2015	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT. Treasurer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Vice President, Fidelity Investments.

Eric D. Johnson (1970)** Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Henrik P. Larsen (1970) Vice President	03/2010 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to present Assistant Treasurer 03/2010 to 11/2013	Executive Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Erik C. Brown (1967) Assistant Treasurer	03/2010 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Head of Mutual Fund Reporting, GMO and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

*	The term “PIMCO Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.
**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	JUNE 30, 2016	81

Privacy Policy1

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

Websites maintained by the Funds or their service providers may use a variety of technologies to collect information that help the Funds and their service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Funds or their Service Affiliates may use third parties to place advertisements for the Funds on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address.

You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly.

82	PIMCO EQUITY SERIES

(Unaudited)

CHANGES TO THE PRIVACY POLICY

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of May 13, 2015.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Fund shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Funds”).

ANNUAL REPORT	JUNE 30, 2016	83

Results of Proxy Voting

(Unaudited)

A special meeting of shareholders of the series of the Trust was held on February 5, 2016. The special meeting was held for the purpose of electing two (2) Trustees to the Board. Shareholders of all series of the Trust voted together on the proposal, and elected two (2) Trustees at the special meeting. The results of the proxy solicitation on this matter are available in the Funds’ Semi-Annual Report to shareholders for the period ended December 31, 2015.

84	PIMCO EQUITY SERIES

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

Institutional Class, Class P, Administrative Class, Class D

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Boston Financial Data Services

Class A, Class C, Class R

P.O. Box 55060

Boston, MA 02205-5060

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Equity Series.

PES3003AR_063016

PIMCO Equity Series®

Annual Report

June 30, 2016

PIMCO RealPath™ Blend 2020 Fund

PIMCO RealPath™ Blend 2025 Fund

PIMCO RealPath™ Blend 2030 Fund

PIMCO RealPath™ Blend 2035 Fund

PIMCO RealPath™ Blend 2040 Fund

PIMCO RealPath™ Blend 2045 Fund

PIMCO RealPath™ Blend 2050 Fund

PIMCO RealPath™ Blend 2055 Fund

PIMCO RealPath™ Blend Income Fund

Share Classes

■	Institutional
■	Administrative
■	A

		Page

Chairman’s Letter		2
Important Information About the Funds		4
Expense Examples		26
Financial Highlights		28
Statements of Assets and Liabilities		32
Statements of Operations		34
Statements of Changes in Net Assets		36
Notes to Financial Statements		65
Report of Independent Registered Public Accounting Firm		84
Glossary		85
Federal Income Tax Information		86
Management of the Trust		87
Privacy Policy		89
Results of Proxy Voting		91

Fund	Fund Summary	Schedule of Investments

PIMCO RealPath™ Blend 2020 Fund	8	38
PIMCO RealPath™ Blend 2025 Fund	10	41
PIMCO RealPath™ Blend 2030 Fund	12	44
PIMCO RealPath™ Blend 2035 Fund	14	47
PIMCO RealPath™ Blend 2040 Fund	16	50
PIMCO RealPath™ Blend 2045 Fund	18	53
PIMCO RealPath™ Blend 2050 Fund	20	56
PIMCO RealPath™ Blend 2055 Fund	22	59
PIMCO RealPath™ Blend Income Fund	24	62

This material is authorized for use only when preceded or accompanied by the current PIMCO Equity Series prospectus. The Shareholder Reports for the other series of PIMCO Equity Series are printed separately.

Chairman’s Letter

Dear Shareholder,

Please find enclosed the Annual Report for the PIMCO Equity Series covering the twelve-month reporting period ended June 30, 2016. The following pages contain specific details about the investment performance of each fund and a discussion of the factors that most affected performance during the reporting period.

Outside of the reporting period, PIMCO announced on July 19, 2016 that the firm’s Managing Directors have selected Emmanuel (Manny) Roman as PIMCO’s next Chief Executive Officer. PIMCO’s current CEO Douglas Hodge will assume a new role as Managing Director and Senior Advisor when Mr. Roman joins PIMCO on November 1st.

The announcement of Mr. Roman as PIMCO’s CEO is the culmination of a process undertaken by the firm to hire a senior executive who would add leadership and strategic insights combined with a deep appreciation of PIMCO’s diversified global businesses, investment process and focus on superior investment performance and client-service. Mr. Roman’s appointment has the full support of the firm’s leadership including Mr. Hodge, PIMCO’s President Jay Jacobs, the firm’s Executive Committee and its Managing Directors. Mr. Roman has nearly 30 years of experience in the investment industry, with expertise in fixed income and proven executive leadership, most recently as CEO of Man Group PLC, one of the world’s largest publicly-traded alternative asset managers and a leader in liquid, high-alpha investment strategies.

Highlights of the financial markets during the twelve-month reporting period include:

■

The first half of the reporting period through mid-February 2016 was marked by ongoing concerns over the global impact of a slowdown in the Chinese economy, which drove commodity prices and inflation expectations generally lower. By March, a recovery in the price of oil and expectations of lower interest rates for longer supported a rally in risk assets. The Bank of Japan (“BOJ”) and the People’s Bank of China, for example, indicated their intent for further policy easing, with the BOJ resorting to a negative interest rate policy in February 2016. The European Central Bank (“ECB”) also resorted to unconventional monetary policy with additional easing measures and an expansion of its quantitative easing program by shifting its focus toward domestic credit, pushing government yields into negative territory. In June 2016, the ECB began purchasing corporate bonds to help invigorate economic growth and stimulate inflation in the region.

■

In the U.S., concerns regarding the global impact of tightening financial conditions and renewed U.S. dollar strength kept the Federal Reserve (“Fed”) on hold at their June 2016 meeting, after slightly raising interest rates at their December 2015 meeting. In addition, the U.S. dollar appreciated against most European and emerging market currencies, while falling against the Japanese yen. The U.S. interest rate yield curve flattened as the ten-year U.S. Treasury yield rallied to all-time lows and short-term rates rose with the initial December 2015 Fed rate hike. Revised first quarter 2016 U.S. gross domestic product (“GDP”) data released in late June was marginally stronger as retail sales, housing and consumer sentiment data indicated an improving economy.

■

Market movements and news headlines at the end of the reporting period were dominated by the unexpected outcome of the U.K. referendum on June 23, 2016. Initial investor reaction to the Brexit vote was largely “risk-off” as various assets re-priced to the surprise outcome, with U.S. Treasuries, the Japanese yen and gold headlining a safe-haven rally. However, aside from the Pound Sterling and European and Japanese equities, most asset classes recovered in the ensuing week as investors reassessed the impact of the Brexit vote on global growth expectations.

■

Global developed market equities experienced weak performance amid a period marked by economic uncertainty, increased volatility and geopolitical concerns. U.S. equities, as represented by the S&P 500 Index, were a bright spot, returning 3.99% over the reporting period. International equity markets (developed ex-U.S.), as represented by the MSCI EAFE Net Dividend Index (USD Hedged) declined 9.90% over the reporting period and the MSCI EAFE Net Dividend Index (USD Unhedged) declined 10.16% over the reporting period. Japanese equities, as represented by the Nikkei 225 Index in JPY, declined 21.86% over the reporting period, and European equities, as represented by the MSCI Europe Index in EUR, declined 10.96% over the reporting period. During the first eight months of the

2	PIMCO EQUITY SERIES

reporting period, declining commodities prices and China’s economic deceleration drove concerns of slowing global growth, which weighed on equity returns. However, in the last third of the reporting period, developed market equities began to rebound from previous lows as global central banks resorted to increasingly unconventional monetary policy. However, late in the reporting period in June, global equities were pressured once again due to Britain’s decision to leave the European Union.

■

Emerging market (“EM”) equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), declined 12.05% over the reporting period. Concerns over slower economic growth in China, a bear market in commodities, political corruption in Latin America and several attempts by the People’s Bank of China to support the domestic equity market added to fears of slowing global growth. Late in the reporting period, emerging market equities experienced a strong rebound following February 2016 lows, with cyclicals and commodity-linked markets leading the rally.

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 6.22% for the reporting period. Yields beyond one-year maturities declined across the U.S. Treasury yield curve as a more dovish tone from the Fed after its June 2016 meeting, coupled with the surprise result of the U.K. referendum, pushed expectations for policy normalization further into the future. Investors also looked to U.S. Treasuries for their perceived safety and as a source of high-quality yield. The benchmark ten-year U.S. Treasury note yielded 1.49% at the end of the reporting period, down from 2.35% on June 30, 2015. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 6.00% for the reporting period.

If you have any questions regarding the PIMCO Equity Series, please contact your account manager or financial adviser, or call one of our shareholder associates at 888.87.PIMCO (888.877.4626). We also invite you to visit our website at www.pimco.com to learn more about our views and global thought leadership.

Thank you again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment and investment solution needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Equity Series August 22, 2016

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	JUNE 30, 2016	3

Important Information About the Funds

We believe that equity funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that equity funds are subject to notable risks. Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions.

The Funds are each “fund of funds,” which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds instead of investing directly in stocks or bonds of other issuers. Under normal circumstances, the Funds invest substantially all of their assets in Institutional Class or Class M shares of any funds of the PIMCO Equity Series (the “Trust”) and PIMCO Funds, and in other affiliated funds, including funds of PIMCO ETF Trust, except funds of funds (collectively, “Underlying PIMCO Funds”), and unaffiliated funds that are registered under the Investment Company Act of 1940 (collectively, “Acquired Funds”). The risks and strategies associated with an investment in the Fund may result from direct investments and/or indirect exposure through investment in Acquired Funds.

In an environment where interest rates may trend upward, rising rates would negatively impact the performance of certain funds, and fixed-income securities held by a Fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and significant, and there is no guarantee that Fund management will anticipate such movement accurately.

The values of equity securities, such as common stocks and preferred stocks, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously.

The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all equity securities.

Interest rates in the U.S. are near historically low levels. As such, funds that invest in fixed income securities may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program and has begun, and may continue, to raise interest rates. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause the Fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Funds may be subject to various risks as described in the Funds’ prospectus. Some of these risks may include, but are not limited to, the following: allocation risk, acquired fund risk, new / small fund risk, equity risk, value investing risk, interest rate risk, call risk, credit risk, high yield and distressed company risk, market risk, issuer risk, liquidity risk, derivatives risk, commodity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, real estate risk, emerging market risk, sovereign debt risk, currency risk, leveraging risk, small-cap and mid-cap company risk, management risk, short sale risk, tax risk, subsidiary risk, arbitrage risk, and convertible securities risk. A complete description of these risks is contained in the Funds’ prospectus.

The Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that a Fund may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on a Fund. For example, a small investment in a derivative instrument may have a significant impact on a Fund’s exposure to interest rates, currency exchange rates or other investments.

4	PIMCO EQUITY SERIES

As a result, a relatively small price movement in an asset, instrument or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility of the Fund. A Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. A Fund may invest a significant portion of its assets in these types of instruments. If it does, the Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets.

For example, if a Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

The value of an equity security of an issuer that has paid dividends in the past may decrease if the issuer reduces or eliminates future payments to its shareholders. If the dividends or distributions received by a Fund decrease, the Fund may have less income to distribute to the Fund’s shareholders. In addition, during certain market conditions, the equity securities of issuers that have paid regular dividends or distributions may not be widely available or may be highly concentrated in particular sectors of the market. A Fund may invest a significant portion of its assets in value stocks. Value stocks may perform differently from other types of stocks and the market as a whole. A value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The PIMCO RealPath™ Blend Funds are intended for investors who prefer to have their asset allocation decisions made by professional money managers and are designed to offer individual investors comprehensive asset allocation strategies tailored to the time when they expect to retire or to begin withdrawing assets. Each PIMCO RealPath™ Blend Fund is designed for investors expecting to retire or to begin withdrawing portions of their investments around the year indicated in the Fund’s name. The retirement year included in the

RealPath™ Blend Fund’s name does not necessarily represent the specific year you expect to begin withdrawing your assets. It is intended only as a general guide.

The PIMCO RealPath™ Blend Funds are designed to provide investors with a comprehensive retirement solution tailored to the time when they expect to retire or plan to start withdrawing money (the “target date”). Each PIMCO RealPath™ Blend Fund follows a target asset allocation schedule that changes over time to help reduce portfolio risk, increasing its exposure to conservative investments as the target date approaches. The principal value of a Fund is not guaranteed at any time, including the target date. A Fund’s shareholders may experience losses, including losses near, at, or after the target year indicated in the PIMCO RealPath™ Blend Fund’s name.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the redemption of Fund shares. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first (i) 18 months after purchase for purchases made prior to August 10, 2015 and (ii) 12 months after purchase for purchases made on or after August 10, 2015. The Cumulative Returns chart reflects only Institutional Class performance. Performance for Class P, Administrative Class, Class D, Class A, Class C and Class R shares, if applicable, are typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. A Fund’s total annual operating expense ratios on each individual Fund Summary page are as of the currently effective prospectus, as supplemented to date. The minimum initial investment amount for Institutional Class, Class P and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A, Class C and Class D shares is $1,000. There is no minimum initial investment for Class R shares. Each Fund measures its performance against a broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

ANNUAL REPORT	JUNE 30, 2016	5

Important Information About the Funds (Cont.)

The following table discloses the inception dates of each Fund and its respective share classes along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	Class P	Administrative Class	Class D	Class A	Class C	Class R	Diversification Status
PIMCO RealPath™ Blend 2020 Fund	12/31/14	12/31/14	—	12/31/14	—	12/31/14	—	—	Diversified
PIMCO RealPath™ Blend 2025 Fund	12/31/14	12/31/14	—	12/31/14	—	12/31/14	—	—	Diversified
PIMCO RealPath™ Blend 2030 Fund	12/31/14	12/31/14	—	12/31/14	—	12/31/14	—	—	Diversified
PIMCO RealPath™ Blend 2035 Fund	12/31/14	12/31/14	—	12/31/14	—	12/31/14	—	—	Diversified
PIMCO RealPath™ Blend 2040 Fund	12/31/14	12/31/14	—	12/31/14	—	12/31/14	—	—	Diversified
PIMCO RealPath™ Blend 2045 Fund	12/31/14	12/31/14	—	12/31/14	—	12/31/14	—	—	Diversified
PIMCO RealPath™ Blend 2050 Fund	12/31/14	12/31/14	—	12/31/14	—	12/31/14	—	—	Diversified
PIMCO RealPath™ Blend 2055 Fund	12/31/14	12/31/14	—	12/31/14	—	12/31/14	—	—	Diversified
PIMCO RealPath™ Blend Income Fund	12/31/14	12/31/14	—	12/31/14	—	12/31/14	—	—	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting on behalf of a Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of a Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

PIMCO Equity Series files a complete schedule of each Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of a Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. A Fund’s Form N-Q will also be available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Fund’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

6	PIMCO EQUITY SERIES

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ANNUAL REPORT	JUNE 30, 2016	7

PIMCO RealPath™ Blend 2020 Fund

Cumulative Returns Through June 30, 2016

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

»

PIMCO RealPathTM Blend 2020 Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances substantially all of its assets in Institutional Class or Class M shares of any funds of the PIMCO Equity Series (the “Trust”) and PIMCO Funds, and in other affiliated funds, including funds of PIMCO ETF Trust, except funds of funds (“Underlying PIMCO Funds”), and unaffiliated funds that are registered under the Investment Company Act of 1940 (the “1940 Act”) (collectively, “Acquired Funds”). The Fund may also invest substantially all of its assets in equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any securities mentioned above. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will invest in such funds, securities, instruments and other investments to the extent permitted under the 1940 Act, or any exemptive relief therefrom.

Average Annual Total Return for the period ended June 30, 2016
	1 Year	Fund Inception (12/31/14)
PIMCO RealPath™ Blend 2020 Fund Institutional Class	2.77%	1.97%
PIMCO RealPath™ Blend 2020 Fund Administrative Class	2.45%	1.68%
PIMCO RealPath™ Blend 2020 Fund Class A	2.29%	1.50%
PIMCO RealPath™ Blend 2020 Fund Class A (adjusted)	(3.33)%	(2.25)%
S&P Target Date 2020 Index±	1.77%	2.38%
Real Return Target 2020 Index*	2.68%	2.10%

All Fund returns are net of fees and expenses.

* Prior to June 30, 2016, the Fund’s primary benchmark was the Real Return Target 2020 Index. Real Return Target 2020 Index is a composite of other indices. The sub-indices represent stocks, bonds, TIPs, commodities and real estate securities. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index’s maturity date approaches.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.37% for the Institutional Class shares, 0.62% for the Administrative Class shares and 0.87% for the Class A shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. For performance current to the most recent month-end, visit www.pimco.com.

8	PIMCO EQUITY SERIES

Institutional Class - PBZNX	Administrative Class - PBZDX	Class A - PBZAX

Top 10 Holdings as of 06/30/20161§

Vanguard 500 Index Fund ‘Admiral’	21.7%
PIMCO Income Fund	12.7%
PIMCO Real Return Fund	10.5%
Vanguard Developed Markets Index Fund ‘Admiral’	10.1%
PIMCO Real Return Asset Fund	9.8%
PIMCO High Yield Fund	7.9%
Vanguard Emerging Markets Stock Index Fund ‘Admiral’	7.2%
PIMCO Long Duration Total Return Fund	4.9%
PIMCO Long-Term Credit Fund	4.9%
PIMCO Total Return Fund	4.8%

1 % of Investments, at value.

§ Top 10 Holdings and % of Investments excludes securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

Following are key factors impacting the Fund’s performance during the reporting period:

»	Exposure to Real Estate Investment Trusts (“REITs”) benefited absolute performance, as REITs posted positive returns.

»	Exposure to long-term Treasuries benefited absolute performance, as long-term Treasuries posted positive returns.

»	Exposure to U.S. large-cap equities benefited absolute performance, as U.S. large-cap equities posted positive returns.

»	Exposure to emerging markets equities detracted from absolute performance, as emerging markets equities posted negative returns.

»	Exposure to developed ex-U.S. equities detracted from absolute performance, as developed ex-U.S. equities posted negative returns.

»	Exposure to commodities detracted from absolute performance, as commodities posted negative returns.

ANNUAL REPORT	JUNE 30, 2016	9

PIMCO RealPath™ Blend 2025 Fund

Cumulative Returns Through June 30, 2016

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

»

PIMCO RealPathTM Blend 2025 Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances substantially all of its assets in Institutional Class or Class M shares of any funds of the PIMCO Equity Series (the “Trust”) and PIMCO Funds, and in other affiliated funds, including funds of PIMCO ETF Trust, except funds of funds (“Underlying PIMCO Funds”), and unaffiliated funds that are registered under the Investment Company Act of 1940 (the “1940 Act”) (collectively, “Acquired Funds”). The Fund may also invest substantially all of its assets in equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any securities mentioned above. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will invest in such funds, securities, instruments and other investments to the extent permitted under the 1940 Act, or any exemptive relief therefrom.

Average Annual Total Return for the period ended June 30, 2016
	1 Year	Fund Inception (12/31/14)
PIMCO RealPath™ Blend 2025 Fund Institutional Class	2.10%	1.66%
PIMCO RealPath™ Blend 2025 Fund Administrative Class	1.81%	1.40%
PIMCO RealPath™ Blend 2025 Fund Class A	1.50%	1.12%
PIMCO RealPath™ Blend 2025 Fund Class A (adjusted)	(4.07)%	(2.62)%
S&P Target Date 2025 Index±	1.36%	2.27%
Real Return Target 2025 Index*	2.35%	1.92%

All Fund returns are net of fees and expenses.

* Prior to June 30, 2016, the Fund’s primary benchmark was the Real Return Target 2025 Index. Real Return Target 2025 Index is a composite of other indices. The sub-indices represent stocks, bonds, TIPs, commodities and real estate securities. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index’s maturity date approaches.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.33% for the Institutional Class shares, 0.58% for the Administrative Class shares and 0.83% for the Class A shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. For performance current to the most recent month-end, visit www.pimco.com.

10	PIMCO EQUITY SERIES

Institutional Class - PPZRX	Administrative Class - PPZDX	Class A - PPZAX

Top 10 Holdings as of 06/30/20161§

Vanguard 500 Index Fund ‘Admiral’	25.8%
Vanguard Developed Markets Index Fund ‘Admiral’	12.3%
PIMCO Real Return Asset Fund	10.6%
PIMCO Income Fund	9.9%
Vanguard Emerging Markets Stock Index Fund ‘Admiral’	9.2%
PIMCO High Yield Fund	7.9%
PIMCO Real Return Fund	6.4%
PIMCO Long-Term Credit Fund	5.3%
PIMCO Long Duration Total Return Fund	5.3%
Vanguard Small-Cap Index Fund ‘Admiral’	4.0%

1 % of Investments, at value.

§ Top 10 Holdings and % of Investments excludes securities sold short, financial derivative instruments, and short-term instruments, if any.

Fund Insights

Following are key factors impacting the Fund’s performance during the reporting period:

»	Exposure to Real Estate Investment Trusts (“REITs”) benefited absolute performance, as REITs posted positive returns.

»	Exposure to long-term Treasuries benefited absolute performance, as long-term Treasuries posted positive returns.

»	Exposure to U.S. large-cap equities benefited absolute performance, as U.S. large-cap equities posted positive returns.

»	Exposure to emerging markets equities detracted from absolute performance, as emerging markets equities posted negative returns.

»	Exposure to developed ex-U.S. equities detracted from absolute performance, as developed ex-U.S. equities posted negative returns.

»	Exposure to commodities detracted from absolute performance, as commodities posted negative returns.

ANNUAL REPORT	JUNE 30, 2016	11

PIMCO RealPath™ Blend 2030 Fund

Cumulative Returns Through June 30, 2016

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

»

PIMCO RealPathTM Blend 2030 Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances substantially all of its assets in Institutional Class or Class M shares of any funds of the PIMCO Equity Series (the “Trust”) and PIMCO Funds, and in other affiliated funds, including funds of PIMCO ETF Trust, except funds of funds (“Underlying PIMCO Funds”), and unaffiliated funds that are registered under the Investment Company Act of 1940 (the “1940 Act”) (collectively, “Acquired Funds”). The Fund may also invest substantially all of its assets in equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any securities mentioned above. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will invest in such funds, securities, instruments and other investments to the extent permitted under the 1940 Act, or any exemptive relief therefrom.

Average Annual Total Return for the period ended June 30, 2016
	1 Year	Fund Inception (12/31/14)
PIMCO RealPath™ Blend 2030 Fund Institutional Class	1.67%	1.45%
PIMCO RealPath™ Blend 2030 Fund Administrative Class	1.52%	1.26%
PIMCO RealPath™ Blend 2030 Fund Class A	1.15%	0.94%
PIMCO RealPath™ Blend 2030 Fund Class A (adjusted)	(4.40)%	(2.79)%
S&P Target Date 2030 Index±	0.98%	2.16%
Real Return Target 2030 Index*	1.80%	1.63%

All Fund returns are net of fees and expenses.

* Prior to June 30, 2016, the Fund’s primary benchmark was the Real Return Target 2030 Index. Real Return Target 2030 Index is a composite of other indices. The sub-indices represent stocks, bonds, TIPs, commodities and real estate securities. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index’s maturity date approaches.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.32% for the Institutional Class shares, 0.57% for the Administrative Class shares and 0.82% for the Class A shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. For performance current to the most recent month-end, visit www.pimco.com.

12	PIMCO EQUITY SERIES

Institutional Class - PBPNX	Administrative Class - PBPRX	Class A - PBPAX

Top 10 Holdings as of 06/30/20161§

Vanguard 500 Index Fund ‘Admiral’	29.5%
Vanguard Developed Markets Index Fund ‘Admiral’	13.8%
Vanguard Emerging Markets Stock Index Fund ‘Admiral’	9.9%
PIMCO Income Fund	8.7%
PIMCO Real Return Asset Fund	7.7%
PIMCO High Yield Fund	7.6%
Vanguard Small-Cap Index Fund ‘Admiral’	4.1%
PIMCO Long-Term Credit Fund	3.8%
PIMCO Long Duration Total Return Fund	3.8%
PIMCO Real Return Fund	2.6%

1 % of Investments, at value.

§ Top 10 Holdings and % of Investments excludes securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

Following are key factors impacting the Fund’s performance during the reporting period:

»	Exposure to Real Estate Investment Trusts (“REITs”) benefited absolute performance, as REITs posted positive returns.

»	Exposure to long-term Treasuries benefited absolute performance, as long-term Treasuries posted positive returns.

»	Exposure to U.S. large-cap equities benefited absolute performance, as U.S. large-cap equities posted positive returns.

»	Exposure to emerging markets equities detracted from absolute performance, as emerging markets equities posted negative returns.

»	Exposure to developed ex-U.S. equities detracted from absolute performance, as developed ex-U.S. equities posted negative returns.

»	Exposure to commodities detracted from absolute performance, as commodities posted negative returns.

ANNUAL REPORT	JUNE 30, 2016	13

PIMCO RealPath™ Blend 2035 Fund

Cumulative Returns Through June 30, 2016

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

»

PIMCO RealPathTM Blend 2035 Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances substantially all of its assets in Institutional Class or Class M shares of any funds of the PIMCO Equity Series (the “Trust”) and PIMCO Funds, and in other affiliated funds, including funds of PIMCO ETF Trust, except funds of funds (“Underlying PIMCO Funds”), and unaffiliated funds that are registered under the Investment Company Act of 1940 (the “1940 Act”) (collectively, “Acquired Funds”). The Fund may also invest substantially all of its assets in equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any securities mentioned above. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will invest in such funds, securities, instruments and other investments to the extent permitted under the 1940 Act, or any exemptive relief therefrom.

Average Annual Total Return for the period ended June 30, 2016
	1 Year	Fund Inception (12/31/14)
PIMCO RealPath™ Blend 2035 Fund Institutional Class	0.64%	1.02%
PIMCO RealPath™ Blend 2035 Fund Administrative Class	0.34%	0.74%
PIMCO RealPath™ Blend 2035 Fund Class A	0.21%	0.57%
PIMCO RealPath™ Blend 2035 Fund Class A (adjusted)	(5.27)%	(3.15)%
S&P Target Date 2035 Index±	0.61%	2.05%
Real Return Target 2035 Index*	1.03%	1.23%

All Fund returns are net of fees and expenses.

* Prior to June 30, 2016, the Fund’s primary benchmark was the Real Return Target 2035 Index. Real Return Target 2035 Index is a composite of other indices. The sub-indices represent stocks, bonds, TIPs, commodities and real estate securities. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index’s maturity date approaches.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.28% for the Institutional Class shares, 0.53% for the Administrative Class shares and 0.78% for the Class A shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. For performance current to the most recent month-end, visit www.pimco.com.

14	PIMCO EQUITY SERIES

Institutional Class - PDGZX	Administrative Class - PDGDX	Class A - PDGAX

Top 10 Holdings as of 06/30/20161§

Vanguard 500 Index Fund ‘Admiral’	33.4%
Vanguard Developed Markets Index Fund ‘Admiral’	16.1%
Vanguard Emerging Markets Stock Index Fund ‘Admiral’	11.1%
PIMCO Income Fund	7.9%
PIMCO High Yield Fund	6.9%
Vanguard Small-Cap Index Fund ‘Admiral’	4.9%
PIMCO Real Return Asset Fund	3.1%
PIMCO Long Duration Total Return Fund	2.4%
PIMCO Long-Term Credit Fund	2.4%
PIMCO Real Return Fund	2.0%

1 % of Investments, at value.

§ Top 10 Holdings and % of Investments excludes securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

Following are key factors impacting the Fund’s performance during the reporting period:

»	Exposure to Real Estate Investment Trusts (“REITs”) benefited absolute performance, as REITs posted positive returns.

»	Exposure to long-term Treasuries benefited absolute performance, as long-term Treasuries posted positive returns.

»	Exposure to U.S. large-cap equities benefited absolute performance, as U.S. large-cap equities posted positive returns.

»	Exposure to emerging markets equities detracted from absolute performance, as emerging markets equities posted negative returns.

»	Exposure to developed ex-U.S. equities detracted from absolute performance, as developed ex-U.S. equities posted negative returns.

»	Exposure to commodities detracted from absolute performance, as commodities posted negative returns.

ANNUAL REPORT	JUNE 30, 2016	15

PIMCO RealPath™ Blend 2040 Fund

Cumulative Returns Through June 30, 2016

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

»

PIMCO RealPathTM Blend 2040 Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances substantially all of its assets in Institutional Class or Class M shares of any funds of the PIMCO Equity Series (the “Trust”) and PIMCO Funds, and in other affiliated funds, including funds of PIMCO ETF Trust, except funds of funds (“Underlying PIMCO Funds”), and unaffiliated funds that are registered under the Investment Company Act of 1940 (the “1940 Act”) (collectively, “Acquired Funds”). The Fund may also invest substantially all of its assets in equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any securities mentioned above. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will invest in such funds, securities, instruments and other investments to the extent permitted under the 1940 Act, or any exemptive relief therefrom.

Average Annual Total Return for the period ended June 30, 2016
	1 Year	Fund Inception (12/31/14)
PIMCO RealPath™ Blend 2040 Fund Institutional Class	0.48%	1.12%
PIMCO RealPath™ Blend 2040 Fund Administrative Class	0.14%	0.81%
PIMCO RealPath™ Blend 2040 Fund Class A	(0.10)%	0.58%
PIMCO RealPath™ Blend 2040 Fund Class A (adjusted)	(5.63)%	(3.14)%
S&P Target Date 2040 Index±	0.32%	1.95%
Real Return Target 2040 Index*	0.20%	0.80%

All Fund returns are net of fees and expenses.

* Prior to June 30, 2016, the Fund’s primary benchmark was the Real Return Target 2040 Index. Real Return Target 2040 Index is a composite of other indices. The sub-indices represent stocks, bonds, TIPs, commodities and real estate securities. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index’s maturity date approaches.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.25% for the Institutional Class shares, 0.50% for the Administrative Class shares and 0.75% for the Class A shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. For performance current to the most recent month-end, visit www.pimco.com.

16	PIMCO EQUITY SERIES

Institutional Class - PVPNX	Administrative Class - PVPRX	Class A - PVPAX

Top 10 Holdings as of 06/30/20161§

Vanguard 500 Index Fund ‘Admiral’	36.2%
Vanguard Developed Markets Index Fund ‘Admiral’	17.6%
Vanguard Emerging Markets Stock Index Fund ‘Admiral’	12.4%
PIMCO Income Fund	6.1%
Vanguard Small-Cap Index Fund ‘Admiral’	5.2%
PIMCO High Yield Fund	5.1%
PIMCO Real Return Asset Fund	2.1%
PIMCO Real Return Fund	2.1%
PIMCO Emerging Local Bond Fund	2.0%
PIMCO Long Duration Total Return Fund	1.7%

1 % of Investments, at value.

§ Top 10 Holdings and % of Investments excludes securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

Following are key factors impacting the Fund’s performance during the reporting period:

»	Exposure to Real Estate Investment Trusts (“REITs”) benefited absolute performance, as REITs posted positive returns.

»	Exposure to long-term Treasuries benefited absolute performance, as long-term Treasuries posted positive returns.

»	Exposure to U.S. large-cap equities benefited absolute performance, as U.S. large-cap equities posted positive returns.

»	Exposure to emerging markets equities detracted from absolute performance, as emerging markets equities posted negative returns.

»	Exposure to developed ex-U.S. equities detracted from absolute performance, as developed ex-U.S. equities posted negative returns.

»	Exposure to commodities detracted from absolute performance, as commodities posted negative returns.

ANNUAL REPORT	JUNE 30, 2016	17

PIMCO RealPath™ Blend 2045 Fund

Cumulative Returns Through June 30, 2016

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

»

PIMCO RealPathTM Blend 2045 Fund seeks to maximize total return, consistent with prudent investment management by investing under normal circumstances substantially all of its assets in Institutional Class or Class M shares of any funds of the PIMCO Equity Series (the “Trust”) and PIMCO Funds, and in other affiliated funds, including funds of PIMCO ETF Trust, except funds of funds (“Underlying PIMCO Funds”), and unaffiliated funds that are registered under the Investment Company Act of 1940 (the “1940 Act”) (collectively, “Acquired Funds”). The Fund may also invest substantially all of its assets in equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any securities mentioned above. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will invest in such funds, securities, instruments and other investments to the extent permitted under the 1940 Act, or any exemptive relief therefrom.

Average Annual Total Return for the period ended June 30, 2016
	1 Year	Fund Inception (12/31/14)
PIMCO RealPath™ Blend 2045 Fund Institutional Class	(0.45)%	0.69%
PIMCO RealPath™ Blend 2045 Fund Administrative Class	(0.63)%	0.46%
PIMCO RealPath™ Blend 2045 Fund Class A	(0.81)%	0.23%
PIMCO RealPath™ Blend 2045 Fund Class A (adjusted)	(6.29)%	(3.48)%
S&P Target Date 2045 Index±	0.06%	1.86%
Real Return Target 2045 Index*	(0.47)%	0.47%

All Fund returns are net of fees and expenses.

* Prior to June 30, 2016, the Fund’s primary benchmark was the Real Return Target 2045 Index. Real Return Target 2045 Index is a composite of other indices. The sub-indices represent stocks, bonds, TIPs, commodities and real estate securities. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index’s maturity date approaches.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.23% for the Institutional Class shares, 0.48% for the Administrative Class shares and 0.73% for the Class A shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. For performance current to the most recent month-end, visit www.pimco.com.

18	PIMCO EQUITY SERIES

Institutional Class - PVQNX	Administrative Class - PVQDX	Class A - PVQAX

Top 10 Holdings as of 06/30/20161§

Vanguard 500 Index Fund ‘Admiral’	38.3%
Vanguard Developed Markets Index Fund ‘Admiral’	18.6%
Vanguard Emerging Markets Stock Index Fund ‘Admiral’	13.4%
Vanguard Small-Cap Index Fund ‘Admiral’	5.1%
PIMCO Income Fund	4.1%
PIMCO High Yield Fund	3.0%
PIMCO Real Return Asset Fund	2.1%
PIMCO Emerging Local Bond Fund	2.1%
PIMCO Real Return Fund	2.1%
PIMCO Long-Term Credit Fund	1.6%

1 % of Investments, at value.

§ Top 10 Holdings and % of Investments excludes securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

Following are key factors impacting the Fund’s performance during the reporting period:

»	Exposure to Real Estate Investment Trusts (“REITs”) benefited absolute performance, as REITs posted positive returns.

»	Exposure to long-term Treasuries benefited absolute performance, as long-term Treasuries posted positive returns.

»	Exposure to U.S. large-cap equities benefited absolute performance, as U.S. large-cap equities posted positive returns.

»	Exposure to emerging markets equities detracted from absolute performance, as emerging markets equities posted negative returns.

»	Exposure to developed ex-U.S. equities detracted from absolute performance, as developed ex-U.S. equities posted negative returns.

»	Exposure to commodities detracted from absolute performance, as commodities posted negative returns.

ANNUAL REPORT	JUNE 30, 2016	19

PIMCO RealPath™ Blend 2050 Fund

Cumulative Returns Through June 30, 2016

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

»

PIMCO RealPathTM Blend 2050 Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances substantially all of its assets in Institutional Class or Class M shares of any funds of the PIMCO Equity Series (the “Trust”) and PIMCO Funds, and in other affiliated funds, including funds of PIMCO ETF Trust, except funds of funds (“Underlying PIMCO Funds”), and unaffiliated funds that are registered under the Investment Company Act of 1940 (the “1940 Act”) (collectively, “Acquired Funds”). The Fund may also invest substantially all of its assets in equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any securities mentioned above. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will invest in such funds, securities, instruments and other investments to the extent permitted under the 1940 Act, or any exemptive relief therefrom.

Average Annual Total Return for the period ended June 30, 2016
	1 Year	Fund Inception (12/31/14)
PIMCO RealPath™ Blend 2050 Fund Institutional Class	(0.40)%	0.79%
PIMCO RealPath™ Blend 2050 Fund Administrative Class	(0.60)%	0.53%
PIMCO RealPath™ Blend 2050 Fund Class A	(0.89)%	0.27%
PIMCO RealPath™ Blend 2050 Fund Class A (adjusted)	(6.36)%	(3.44)%
S&P Target Date 2050 Index±	(0.18)%	1.77%
Real Return Target 2050 Index*	(0.98)%	0.26%

All Fund returns are net of fees and expenses.

* Prior to June 30, 2016, the Fund’s primary benchmark was the Real Return Target 2050 Index. Real Return Target 2050 Index is a composite of other indices. The sub-indices represent stocks, bonds, TIPs, commodities and real estate securities. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index’s maturity date approaches.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.21% for the Institutional Class shares, 0.46% for the Administrative Class shares and 0.71% for the Class A shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. For performance current to the most recent month-end, visit www.pimco.com.

20	PIMCO EQUITY SERIES

Institutional Class - PPQZX	Administrative Class - PPQDX	Class A - PPQAX

Top 10 Holdings as of 06/30/20161§

Vanguard 500 Index Fund ‘Admiral’	38.7%
Vanguard Developed Markets Index Fund ‘Admiral’	18.4%
Vanguard Emerging Markets Stock Index Fund ‘Admiral’	13.3%
Vanguard Small-Cap Index Fund ‘Admiral’	5.2%
PIMCO Income Fund	3.6%
PIMCO High Yield Fund	2.6%
PIMCO Emerging Local Bond Fund	2.1%
PIMCO Real Return Fund	2.0%
PIMCO Long Duration Total Return Fund	1.6%
PIMCO Long-Term Credit Fund	1.6%

1 % of Investments, at value.

§ Top 10 Holdings and % of Investments excludes securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

Following are key factors impacting the Fund’s performance during the reporting period:

»	Exposure to Real Estate Investment Trusts (“REITs”) benefited absolute performance, as REITs posted positive returns.

»	Exposure to long-term Treasuries benefited absolute performance, as long-term Treasuries posted positive returns.

»	Exposure to U.S. large-cap equities benefited absolute performance, as U.S. large-cap equities posted positive returns.

»	Exposure to emerging markets equities detracted from absolute performance, as emerging markets equities posted negative returns.

»	Exposure to developed ex-U.S. equities detracted from absolute performance, as developed ex-U.S. equities posted negative returns.

»	Exposure to commodities detracted from absolute performance, as commodities posted negative returns.

ANNUAL REPORT	JUNE 30, 2016	21

PIMCO RealPath™ Blend 2055 Fund

Cumulative Returns Through June 30, 2016

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

»

PIMCO RealPathTM Blend 2055 Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances substantially all of its assets in Institutional Class or Class M shares of any funds of the PIMCO Equity Series (the “Trust”) and PIMCO Funds, and in other affiliated funds, including funds of PIMCO ETF Trust, except funds of funds (“Underlying PIMCO Funds”), and unaffiliated funds that are registered under the Investment Company Act of 1940 (the “1940 Act”) (collectively, “Acquired Funds”). The Fund may also invest substantially all of its assets in equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any securities mentioned above. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will invest in such funds, securities, instruments and other investments to the extent permitted under the 1940 Act, or any exemptive relief therefrom.

Average Annual Total Return for the period ended June 30, 2016
	1 Year	Fund Inception (12/31/14)
PIMCO RealPath™ Blend 2055 Fund Institutional Class	(0.47)%	0.74%
PIMCO RealPath™ Blend 2055 Fund Administrative Class	(0.77)%	0.46%
PIMCO RealPath™ Blend 2055 Fund Class A	(0.94)%	0.22%
PIMCO RealPath™ Blend 2055 Fund Class A (adjusted)	(6.41)%	(3.49)%
S&P Target Date 2055+ Index±	(0.38)%	1.67%
Real Return Target 40+ Index*	(1.30)%	0.11%

All Fund returns are net of fees and expenses.

* Prior to June 30, 2016, the Fund’s primary benchmark was the Real Return Target 40+ Index. Real Return Target 40+ Index is a composite of other indices. The sub-indices represent stocks, bonds, TIPs, commodities and real estate securities. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index’s maturity date approaches.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.21% for the Institutional Class shares, 0.46% for the Administrative Class shares and 0.71% for the Class A shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. For performance current to the most recent month-end, visit www.pimco.com.

22	PIMCO EQUITY SERIES

Institutional Class - PRQZX	Administrative Class - PRQDX	Class A - PRQAX

Top 10 Holdings as of 06/30/20161§

Vanguard 500 Index Fund ‘Admiral’	39.6%
Vanguard Developed Markets Index Fund ‘Admiral’	18.8%
Vanguard Emerging Markets Stock Index Fund ‘Admiral’	13.6%
Vanguard Small-Cap Index Fund ‘Admiral’	5.2%
PIMCO Income Fund	3.6%
PIMCO High Yield Fund	2.6%
PIMCO Emerging Local Bond Fund	2.2%
PIMCO Real Return Fund	2.1%
PIMCO Long-Term Credit Fund	1.6%
PIMCO Long Duration Total Return Fund	1.5%

1 % of Investments, at value.

§ Top 10 Holdings and % of Investments excludes securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

Following are key factors impacting the Fund’s performance during the reporting period:

»	Exposure to Real Estate Investment Trusts (“REITs”) benefited absolute performance, as REITs posted positive returns.

»	Exposure to long-term Treasuries benefited absolute performance, as long-term Treasuries posted positive returns.

»	Exposure to U.S. large-cap equities benefited absolute performance, as U.S. large-cap equities posted positive returns.

»	Exposure to emerging markets equities detracted from absolute performance, as emerging markets equities posted negative returns.

»	Exposure to developed ex-U.S. equities detracted from absolute performance, as developed ex-U.S. equities posted negative returns.

»	Exposure to commodities detracted from absolute performance, as commodities posted negative returns.

ANNUAL REPORT	JUNE 30, 2016	23

PIMCO RealPath™ Blend Income Fund

Cumulative Returns Through June 30, 2016

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

»

PIMCO RealPathTM Blend Income Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances substantially all of its assets in Institutional Class or Class M shares of any funds of the PIMCO Equity Series (the “Trust”) and PIMCO Funds, and in other affiliated funds, including funds of PIMCO ETF Trust, except funds of funds (“Underlying PIMCO Funds”), and unaffiliated funds that are registered under the Investment Company Act of 1940 (the “1940 Act”) (collectively, “Acquired Funds”). The Fund may also invest substantially all of its assets in equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any securities mentioned above. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will invest in such funds, securities, instruments and other investments to the extent permitted under the 1940 Act, or any exemptive relief therefrom.

Average Annual Total Return for the period ended June 30, 2016
	1 Year	Fund Inception (12/31/14)
PIMCO RealPath™ Blend Income Fund Institutional Class	3.33%	2.20%
PIMCO RealPath™ Blend Income Fund Administrative Class	3.08%	1.90%
PIMCO RealPath™ Blend Income Fund Class A	2.75%	1.68%
PIMCO RealPath™ Blend Income Fund Class A (adjusted)	(2.91)%	(2.08)%
S&P Target Date Retirement Income Index±	3.07%	2.58%
Real Return Target Today Index*	2.82%	2.17%

All Fund returns are net of fees and expenses.

* Prior to June 30, 2016, the Fund’s primary benchmark was the Real Return Target Today Index. Real Return Target Today Index is a composite of other indices. The sub-indices represent stocks, bonds, TIPs, commodities and real estate securities. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index’s maturity date approaches.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.37% for the Institutional Class shares, 0.62% for the Administrative Class shares and 0.87% for the Class A shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. For performance current to the most recent month-end, visit www.pimco.com.

24	PIMCO EQUITY SERIES

Institutional Class - PBRNX	Administrative Class - PBRDX	Class A - PBRAX

Top 10 Holdings as of 06/30/20161§

Vanguard 500 Index Fund ‘Admiral’	19.2%
PIMCO Income Fund	16.6%
PIMCO Real Return Fund	10.1%
PIMCO Total Return Fund	9.1%
Vanguard Developed Markets Index Fund ‘Admiral’	8.1%
PIMCO High Yield Fund	7.5%
PIMCO Real Return Asset Fund	7.0%
Vanguard Emerging Markets Stock Index Fund ‘Admiral’	6.1%
PIMCO Long-Term Credit Fund	3.6%
PIMCO Long Duration Total Return Fund	3.5%

1 % of Investments, at value.

§ Top 10 Holdings and % of Investments excludes securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

Following are key factors impacting the Fund’s performance during the reporting period:

»	Exposure to Real Estate Investment Trusts (“REITs”) benefited absolute performance, as REITs posted positive returns.

»	Exposure to long-term Treasuries benefited absolute performance, as long-term Treasuries posted positive returns.

»	Exposure to U.S. large-cap equities benefited absolute performance, as U.S. large-cap equities posted positive returns.

»	Exposure to emerging markets equities detracted from absolute performance, as emerging markets equities posted negative returns.

»	Exposure to developed ex-U.S. equities detracted from absolute performance, as developed ex-U.S. equities posted negative returns.

»	Exposure to commodities detracted from absolute performance, as commodities posted negative returns.

ANNUAL REPORT	JUNE 30, 2016	25

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from January 1, 2016 to June 30, 2016 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these rows, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments and exchange fees. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as an increase in expenses that are not covered by the management fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/16)	Ending Account Value (06/30/16)	Expenses Paid During Period*	Beginning Account Value (01/01/16)	Ending Account Value (06/30/16)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO RealPath™ Blend 2020 Fund
Institutional Class	$1,000.00	$1,064.40	$0.15	$1,000.00	$1,024.31	$0.15	0.03%
Administrative Class	1,000.00	1,063.10	1.41	1,000.00	1,023.08	1.39	0.28
Class A	1,000.00	1,062.00	2.67	1,000.00	1,021.86	2.62	0.53
PIMCO RealPath™ Blend 2025 Fund
Institutional Class	$1,000.00	$1,062.50	$0.15	$1,000.00	$1,024.31	$0.15	0.03%
Administrative Class	1,000.00	1,061.30	1.41	1,000.00	1,023.08	1.39	0.28
Class A	1,000.00	1,059.10	2.67	1,000.00	1,021.86	2.62	0.53
PIMCO RealPath™ Blend 2030 Fund
Institutional Class	$1,000.00	$1,066.40	$0.20	$1,000.00	$1,024.26	$0.20	0.04%
Administrative Class	1,000.00	1,066.50	1.47	1,000.00	1,023.04	1.43	0.29
Class A	1,000.00	1,064.00	2.73	1,000.00	1,021.81	2.67	0.54
PIMCO RealPath™ Blend 2035 Fund
Institutional Class	$1,000.00	$1,063.20	$0.25	$1,000.00	$1,024.21	$0.25	0.05%
Administrative Class	1,000.00	1,062.00	1.51	1,000.00	1,022.99	1.48	0.30
Class A	1,000.00	1,060.90	2.77	1,000.00	1,021.76	2.72	0.55

26	PIMCO EQUITY SERIES

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/16)	Ending Account Value (06/30/16)	Expenses Paid During Period*	Beginning Account Value (01/01/16)	Ending Account Value (06/30/16)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO RealPath™ Blend 2040 Fund
Institutional Class	$1,000.00	$1,059.40	$0.25	$1,000.00	$1,024.21	$0.25	0.05%
Administrative Class	1,000.00	1,057.20	1.51	1,000.00	1,022.99	1.48	0.30
Class A	1,000.00	1,056.00	2.77	1,000.00	1,021.76	2.72	0.55
PIMCO RealPath™ Blend 2045 Fund
Institutional Class	$1,000.00	$1,055.60	$0.25	$1,000.00	$1,024.21	$0.25	0.05%
Administrative Class	1,000.00	1,054.50	1.51	1,000.00	1,022.99	1.48	0.30
Class A	1,000.00	1,053.20	2.76	1,000.00	1,021.76	2.72	0.55
PIMCO RealPath™ Blend 2050 Fund
Institutional Class	$1,000.00	$1,053.80	$0.25	$1,000.00	$1,024.21	$0.25	0.05%
Administrative Class	1,000.00	1,052.50	1.51	1,000.00	1,022.99	1.48	0.30
Class A	1,000.00	1,051.70	2.76	1,000.00	1,021.76	2.72	0.55
PIMCO RealPath™ Blend 2055 Fund
Institutional Class	$1,000.00	$1,053.60	$0.25	$1,000.00	$1,024.21	$0.25	0.05%
Administrative Class	1,000.00	1,052.40	1.51	1,000.00	1,022.99	1.48	0.30
Class A	1,000.00	1,052.40	2.76	1,000.00	1,021.76	2.72	0.55
PIMCO RealPath™ Blend Income Fund
Institutional Class	$1,000.00	$1,061.50	$0.15	$1,000.00	$1,024.31	$0.15	0.03%
Administrative Class	1,000.00	1,060.30	1.41	1,000.00	1,023.08	1.39	0.28
Class A	1,000.00	1,058.20	2.67	1,000.00	1,021.86	2.62	0.53

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 179/366 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers can be found in Note 7 in the Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2016	27

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions(b)

PIMCO RealPath™ Blend 2020 Fund
Institutional Class
06/30/2016	$9.97	$0.32	$(0.06)	$0.26	$(0.31)	$(0.02)	$0.00	$(0.33)
12/31/2014 - 06/30/2015	10.00	0.11	(0.09)	0.02	(0.05)	0.00	0.00	(0.05)
Administrative Class
06/30/2016	9.97	0.29	(0.06)	0.23	(0.28)	(0.02)	0.00	(0.30)
12/31/2014 - 06/30/2015	10.00	0.10	(0.09)	0.01	(0.04)	0.00	0.00	(0.04)
Class A
06/30/2016	9.97	0.27	(0.06)	0.21	(0.25)	(0.02)	0.00	(0.27)
12/31/2014 - 06/30/2015	10.00	0.09	(0.09)	0.00	(0.03)	0.00	0.00	(0.03)

PIMCO RealPath™ Blend 2025 Fund
Institutional Class
06/30/2016	$9.99	$0.32	$(0.12)	$0.20	$(0.32)	$(0.02)	$0.00	$(0.34)
12/31/2014 - 06/30/2015	10.00	0.12	(0.08)	0.04	(0.05)	0.00	0.00	(0.05)
Administrative Class
06/30/2016	9.99	0.28	(0.11)	0.17	(0.29)	(0.02)	0.00	(0.31)
12/31/2014 - 06/30/2015	10.00	0.11	(0.08)	0.03	(0.04)	0.00	0.00	(0.04)
Class A
06/30/2016	9.99	0.24	(0.10)	0.14	(0.26)	(0.02)	0.00	(0.28)
12/31/2014 - 06/30/2015	10.00	0.10	(0.08)	0.02	(0.03)	0.00	0.00	(0.03)

PIMCO RealPath™ Blend 2030 Fund
Institutional Class
06/30/2016	$10.00	$0.31	$(0.16)	$0.15	$(0.25)	$(0.03)	$0.00	$(0.28)
12/31/2014 - 06/30/2015	10.00	0.13	(0.08)	0.05	(0.05)	0.00	0.00	(0.05)
Administrative Class
06/30/2016	10.00	0.29	(0.15)	0.14	(0.23)	(0.03)	0.00	(0.26)
12/31/2014 - 06/30/2015	10.00	0.12	(0.08)	0.04	(0.04)	0.00	0.00	(0.04)
Class A
06/30/2016	10.00	0.26	(0.16)	0.10	(0.20)	(0.03)	0.00	(0.23)
12/31/2014 - 06/30/2015	10.00	0.10	(0.07)	0.03	(0.03)	0.00	0.00	(0.03)

PIMCO RealPath™ Blend 2035 Fund
Institutional Class
06/30/2016	$10.04	$0.29	$(0.24)	$0.05	$(0.23)	$(0.03)	$0.00	$(0.26)
12/31/2014 - 06/30/2015	10.00	0.13	(0.04)	0.09	(0.05)	0.00	0.00	(0.05)
Administrative Class
06/30/2016	10.04	0.26	(0.24)	0.02	(0.20)	(0.03)	0.00	(0.23)
12/31/2014 - 06/30/2015	10.00	0.11	(0.03)	0.08	(0.04)	0.00	0.00	(0.04)
Class A
06/30/2016	10.03	0.20	(0.19)	0.01	(0.13)	(0.03)	0.00	(0.16)
12/31/2014 - 06/30/2015	10.00	0.12	(0.05)	0.07	(0.04)	0.00	0.00	(0.04)

PIMCO RealPath™ Blend 2040 Fund
Institutional Class
06/30/2016	$10.07	$0.28	$(0.24)	$0.04	$(0.24)	$(0.03)	$0.00	$(0.27)
12/31/2014 - 06/30/2015	10.00	0.12	0.00	0.12	(0.05)	0.00	0.00	(0.05)
Administrative Class
06/30/2016	10.07	0.27	(0.27)	0.00	(0.21)	(0.03)	0.00	(0.24)
12/31/2014 - 06/30/2015	10.00	0.11	0.00	0.11	(0.04)	0.00	0.00	(0.04)
Class A
06/30/2016	10.07	0.25	(0.27)	(0.02)	(0.19)	(0.03)	0.00	(0.22)
12/31/2014 - 06/30/2015	10.00	0.10	0.00	0.10	(0.03)	0.00	0.00	(0.03)

28	PIMCO EQUITY SERIES	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$9.90	2.77%	$4,152	0.03%		0.03%		0.03%		0.03%		3.28%		45%
9.97	0.19	3,007	0.03	*	0.57	*	0.03	*	0.57	*	2.20	*	5

9.90	2.45	10	0.28		0.28		0.28		0.28		3.01		45
9.97	0.08	10	0.28	*	0.82	*	0.28	*	0.82	*	1.92	*	5

9.91	2.29	10	0.53		0.53		0.53		0.53		2.81		45
9.97	(0.03)	10	0.53	*	1.07	*	0.53	*	1.07	*	1.70	*	5

$9.85	2.10%	$3,395	0.03%		0.03%		0.03%		0.03%		3.32%		59%
9.99	0.39	3,026	0.03	*	0.57	*	0.03	*	0.57	*	2.38	*	5

9.85	1.81	16	0.28		0.28		0.28		0.28		2.96		59
9.99	0.30	15	0.28	*	0.82	*	0.28	*	0.82	*	2.20	*	5

9.85	1.50	27	0.53		0.53		0.53		0.53		2.49		59
9.99	0.17	11	0.53	*	1.07	*	0.53	*	1.07	*	1.92	*	5

$9.87	1.67%	$6,409	0.04%		0.04%		0.04%		0.04%		3.22%		65%
10.00	0.49	3,015	0.04	*	0.58	*	0.04	*	0.58	*	2.55	*	6

9.88	1.52	23	0.29		0.29		0.29		0.29		3.05		65
10.00	0.37	10	0.29	*	0.83	*	0.29	*	0.83	*	2.30	*	6

9.87	1.15	13	0.54		0.54		0.54		0.54		2.74		65
10.00	0.27	10	0.54	*	1.08	*	0.54	*	1.08	*	2.04	*	6

$9.83	0.64%	$5,958	0.05%		0.05%		0.05%		0.05%		3.05%		56%
10.04	0.89	3,027	0.05	*	0.58	*	0.05	*	0.58	*	2.48	*	6

9.83	0.34	10	0.30		0.30		0.30		0.30		2.69		56
10.04	0.77	10	0.30	*	0.83	*	0.30	*	0.83	*	2.22	*	6

9.88	0.21	10	0.55		0.55		0.55		0.55		2.10		56
10.03	0.65	22	0.55	*	1.08	*	0.55	*	1.08	*	2.33	*	6

$9.84	0.48%	$3,509	0.05%		0.05%		0.05%		0.05%		2.90%		43%
10.07	1.19	3,036	0.05	*	0.58	*	0.05	*	0.58	*	2.39	*	6

9.83	0.14	36	0.30		0.30		0.30		0.30		2.89		43
10.07	1.08	12	0.30	*	0.83	*	0.30	*	0.83	*	2.20	*	6

9.83	(0.10)	30	0.55		0.55		0.55		0.55		2.63		43
10.07	0.98	11	0.55	*	1.08	*	0.55	*	1.08	*	1.93	*	6

ANNUAL REPORT	JUNE 30, 2016	29

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions(b)

PIMCO RealPath™ Blend 2045 Fund
Institutional Class
06/30/2016	$10.10	$0.27	$(0.32)	$(0.05)	$(0.23)	$(0.03)	$0.00	$(0.26)
12/31/2014 - 06/30/2015	10.00	0.12	0.03	0.15	(0.05)	0.00	0.00	(0.05)
Administrative Class
06/30/2016	10.09	0.24	(0.31)	(0.07)	(0.20)	(0.03)	0.00	(0.23)
12/31/2014 - 06/30/2015	10.00	0.14	(0.01)	0.13	(0.04)	0.00	0.00	(0.04)
Class A
06/30/2016	10.09	0.22	(0.31)	(0.09)	(0.17)	(0.03)	0.00	(0.20)
12/31/2014 - 06/30/2015	10.00	0.09	0.03	0.12	(0.03)	0.00	0.00	(0.03)

PIMCO RealPath™ Blend 2050 Fund
Institutional Class
06/30/2016	$10.11	$0.27	$(0.32)	$(0.05)	$(0.21)	$(0.03)	$0.00	$(0.24)
12/31/2014 - 06/30/2015	10.00	0.12	0.04	0.16	(0.05)	0.00	0.00	(0.05)
Administrative Class
06/30/2016	10.10	0.24	(0.30)	(0.06)	(0.19)	(0.03)	0.00	(0.22)
12/31/2014 - 06/30/2015	10.00	0.12	0.02	0.14	(0.04)	0.00	0.00	(0.04)
Class A
06/30/2016	10.10	0.23	(0.32)	(0.09)	(0.18)	(0.03)	0.00	(0.21)
12/31/2014 - 06/30/2015	10.00	0.10	0.03	0.13	(0.03)	0.00	0.00	(0.03)

PIMCO RealPath™ Blend 2055 Fund
Institutional Class
06/30/2016	$10.11	$0.27	$(0.33)	$(0.06)	$(0.22)	$(0.03)	$0.00	$(0.25)
12/31/2014 - 06/30/2015	10.00	0.12	0.04	0.16	(0.05)	0.00	0.00	(0.05)
Administrative Class
06/30/2016	10.11	0.24	(0.33)	(0.09)	(0.19)	(0.03)	0.00	(0.22)
12/31/2014 - 06/30/2015	10.00	0.11	0.04	0.15	(0.04)	0.00	0.00	(0.04)
Class A
06/30/2016	10.09	0.22	(0.32)	(0.10)	(0.17)	(0.03)	0.00	(0.20)
12/31/2014 - 06/30/2015	10.00	0.13	0.00	0.13	(0.04)	0.00	0.00	(0.04)

PIMCO RealPath™ Blend Income Fund
Institutional Class
06/30/2016	$9.95	$0.32	$0.00	$0.32	$(0.32)	$(0.02)	$(0.01)	$(0.35)
12/31/2014 - 06/30/2015	10.00	0.10	(0.10)	0.00	(0.05)	0.00	0.00	(0.05)
Administrative Class
06/30/2016	9.94	0.29	0.01	0.30	(0.29)	(0.02)	(0.01)	(0.32)
12/31/2014 - 06/30/2015	10.00	0.09	(0.11)	(0.02)	(0.04)	0.00	0.00	(0.04)
Class A
06/30/2016	9.94	0.28	(0.01)	0.27	(0.27)	(0.02)	(0.01)	(0.30)
12/31/2014 - 06/30/2015	10.00	0.13	(0.15)	(0.02)	(0.04)	0.00	0.00	(0.04)

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	The tax characterization of distributions is determined in accordance with federal income tax regulations. See Note 2(c) in the Notes to Financial Statements for more information.

30	PIMCO EQUITY SERIES	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$9.79	(0.45)%	$3,415	0.05%		0.05%		0.05%		0.05%		2.84%		41%
10.10	1.48	3,044	0.05	*	0.58	*	0.05	*	0.58	*	2.37	*	6

9.79	(0.63)	39	0.30		0.30		0.30		0.30		2.55		41
10.09	1.33	39	0.30	*	0.83	*	0.30	*	0.83	*	2.69	*	6

9.80	(0.81)	10	0.55		0.55		0.55		0.55		2.31		41
10.09	1.16	10	0.55	*	1.08	*	0.55	*	1.08	*	1.86	*	6

$9.82	(0.40)%	$3,934	0.05%		0.05%		0.05%		0.05%		2.86%		38%
10.11	1.59	3,046	0.05	*	0.58	*	0.05	*	0.58	*	2.39	*	6

9.82	(0.60)	13	0.30		0.30		0.30		0.30		2.53		38
10.10	1.39	14	0.30	*	0.83	*	0.30	*	0.83	*	2.33	*	6

9.80	(0.89)	110	0.55		0.55		0.55		0.55		2.47		38
10.10	1.31	15	0.55	*	1.08	*	0.55	*	1.08	*	2.05	*	6

$9.80	(0.47)%	$3,388	0.05%		0.05%		0.05%		0.05%		2.83%		38%
10.11	1.58	3,048	0.05	*	0.58	*	0.05	*	0.58	*	2.39	*	5

9.80	(0.77)	11	0.30		0.30		0.30		0.30		2.54		38
10.11	1.47	11	0.30	*	0.83	*	0.30	*	0.83	*	2.18	*	5

9.79	(0.94)	60	0.55		0.55		0.55		0.55		2.29		38
10.09	1.28	66	0.55	*	1.08	*	0.55	*	1.08	*	2.53	*	5

$9.92	3.33%	$3,317	0.03%		0.03%		0.03%		0.03%		3.34%		41%
9.95	(0.02)	3,035	0.03	*	0.56	*	0.03	*	0.56	*	2.03	*	4

9.92	3.08	50	0.28		0.28		0.28		0.28		2.95		41
9.94	(0.21)	14	0.28	*	0.81	*	0.28	*	0.81	*	1.84	*	4

9.91	2.75	70	0.53		0.53		0.53		0.53		2.84		41
9.94	(0.22)	73	0.53	*	1.06	*	0.53	*	1.06	*	2.61	*	4

ANNUAL REPORT	JUNE 30, 2016	31

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO RealPath™ Blend 2020 Fund	PIMCO RealPath™ Blend 2025 Fund	PIMCO RealPath™ Blend 2030 Fund	PIMCO RealPath™ Blend 2035 Fund

Assets:
Investments, at value
Investments in securities	$1,676	$1,660	$3,643	$3,807
Investments in Affiliates	2,303	1,575	2,717	2,004
Financial Derivative Instruments
Exchange-traded or centrally cleared	5	5	0	1
Over the counter	7	8	22	28
Cash	190	193	84	164
Receivable for investments sold	8	9	20	24
Receivable for investments in Affiliates sold	24	24	30	16
Receivable for Fund shares sold	1	1	0	1
Dividends receivable from Affiliates	6	5	8	6
Total Assets	4,220	3,480	6,524	6,051

Liabilities:
Financial Derivative Instruments
Exchange-traded or centrally cleared	$1	$1	$0	$1
Payable for investments purchased	36	36	71	66
Payable for investments in Affiliates purchased	11	5	8	6
Other liabilities	0	0	0	0
Total Liabilities	48	42	79	73

Net Assets	$4,172	$3,438	$6,445	$5,978

Net Assets Consist of:
Paid in capital	$4,138	$3,499	$6,181	$5,819
Undistributed (overdistributed) net investment income	0	(7)	32	25
Accumulated undistributed net realized (loss)	(25)	(60)	(28)	(37)
Net unrealized appreciation (depreciation)	59	6	260	171

Net Assets	$4,172	$3,438	$6,445	$5,978

Net Assets:
Institutional Class	$4,152	$3,395	$6,409	$5,958
Administrative Class	10	16	23	10
Class A	10	27	13	10

Shares Issued and Outstanding:
Institutional Class	419	344	650	606
Administrative Class	1	2	2	1
Class A	1	3	1	1

Net Asset Value Per Share Outstanding:
Institutional Class	$9.90	$9.85	$9.87	$9.83
Administrative Class	9.90	9.85	9.88	9.83
Class A	9.91	9.85	9.87	9.88

Cost of investments in securities	$1,668	$1,673	$3,488	$3,708
Cost of investments in Affiliates	$2,255	$1,559	$2,630	$1,956
Cost or premiums of financial derivative instruments, net	$8	$9	$4	$5

†	A zero balance may reflect actual amounts rounding to less than one thousand.

32	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2016

PIMCO RealPath™ Blend 2040 Fund	PIMCO RealPath™ Blend 2045 Fund	PIMCO RealPath™ Blend 2050 Fund	PIMCO RealPath™ Blend 2055 Fund	PIMCO RealPath™ Blend Income Fund

$2,440	$2,498	$2,992	$2,555	$1,242
977	815	962	756	2,167

1	1	1	1	5
17	17	20	17	4
165	152	80	151	50
15	15	21	15	5
0	4	4	0	9
1	5	11	10	1
3	2	2	2	6
3,619	3,509	4,093	3,507	3,489

$0	$0	$0	$0	$1
41	43	33	46	31
3	2	2	2	20
0	0	1	0	0
44	45	36	48	52

$3,575	$3,464	$4,057	$3,459	$3,437

$3,599	$3,521	$4,075	$3,513	$3,450
10	11	17	12	(5)
(24)	(33)	(29)	(30)	(9)
(10)	(35)	(6)	(36)	1

$3,575	$3,464	$4,057	$3,459	$3,437

$3,509	$3,415	$3,934	$3,388	$3,317
36	39	13	11	50
30	10	110	60	70

356	349	401	346	335
4	4	1	1	5
3	1	11	6	7

$9.84	$9.79	$9.82	$9.80	$9.92
9.83	9.79	9.82	9.80	9.92
9.83	9.80	9.80	9.79	9.91

$2,470	$2,548	$3,018	$2,603	$1,255
$971	$814	$958	$758	$2,153
$4	$4	$4	$4	$8

ANNUAL REPORT	JUNE 30, 2016	33

Statements of Operations

Year Ended June 30, 2016
(Amounts in thousands†)	PIMCO RealPath™ Blend 2020 Fund	PIMCO RealPath™ Blend 2025 Fund	PIMCO RealPath™ Blend 2030 Fund	PIMCO RealPath™ Blend 2035 Fund

Investment Income:
Dividends	$36	$46	$71	$80
Dividends from Investments in Affiliates	76	68	65	50
Total Income	112	114	136	130

Expenses:
Investment advisory fees	0	1	1	2
Supervisory and administrative fees	1	1	1	1
Total Expenses	1	2	2	3

Net Investment Income	111	112	134	127

Net Realized Gain (Loss):
Investments in securities	(1)	(31)	(8)	(19)
Investments in Affiliates	(52)	(57)	(39)	(34)
Net capital gain distributions received from Affiliate investments	27	25	15	11
Exchange-traded or centrally cleared financial derivative instruments	(5)	(6)	(7)	(6)
Over the counter financial derivative instruments	(8)	(13)	(2)	(7)

Net Realized (Loss)	(39)	(82)	(41)	(55)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(3)	(23)	146	82
Investments in Affiliates	90	54	126	84
Exchange-traded or centrally cleared financial derivative instruments	(3)	(3)	(3)	(3)
Over the counter financial derivative instruments	5	6	20	26

Net Change in Unrealized Appreciation (Depreciation)	89	34	289	189

Net Increase (Decrease) in Net Assets Resulting from Operations	$161	$64	$382	$261

†	A zero balance may reflect actual amounts rounding to less than one thousand.

34	PIMCO EQUITY SERIES	See Accompanying Notes

PIMCO RealPath™ Blend 2040 Fund	PIMCO RealPath™ Blend 2045 Fund	PIMCO RealPath™ Blend 2050 Fund	PIMCO RealPath™ Blend 2055 Fund	PIMCO RealPath™ Blend Income Fund

$60	$64	$69	$64	$28
32	25	24	23	79
92	89	93	87	107

1	1	1	1	1
1	1	1	1	1
2	2	2	2	2

90	87	91	85	105

(12)	(25)	(22)	(23)	8
(26)	(20)	(18)	(18)	(43)
10	8	8	8	25
(4)	(5)	(6)	(6)	(5)
(11)	(11)	(10)	(11)	(11)

(43)	(53)	(48)	(50)	(26)

(51)	(76)	(52)	(74)	(19)
34	26	26	21	56
(2)	(1)	(1)	(1)	(3)
15	15	18	15	2

(4)	(36)	(9)	(39)	36

$43	$(2)	$34	$(4)	$115

ANNUAL REPORT	JUNE 30, 2016	35

Statements of Changes in Net Assets

	PIMCO RealPath™ Blend 2020 Fund		PIMCO RealPath™ Blend 2025 Fund		PIMCO RealPath™ Blend 2030 Fund		PIMCO RealPath™ Blend 2035 Fund

(Amounts in thousands†)	Year Ended June 30, 2016	Inception date through June 30, 2015	Year Ended June 30, 2016	Inception date through June 30, 2015	Year Ended June 30, 2016	Inception date through June 30, 2015	Year Ended June 30, 2016	Inception date through June 30, 2015

Increase in Net Assets from:

Operations:
Net investment income	$111	$33	$112	$36	$134	$39	$127	$38
Net realized gain (loss)	(39)	4	(82)	5	(41)	5	(55)	6
Net change in unrealized appreciation (depreciation)	89	(30)	34	(28)	289	(29)	189	(18)

Net Increase (Decrease) in Net Assets Resulting from Operations	161	7	64	13	382	15	261	26

Distributions to Shareholders:
From net investment income
Institutional Class	(110)	(15)	(115)	(15)	(109)	(15)	(104)	(15)
Administrative Class	(0)	(0)	(0)	(0)	(0)	(0)	(0)	(0)
Class A	(0)	(0)	(0)	(0)	(0)	(0)	(0)	(0)
From net realized capital gains
Institutional Class	(7)	0	(7)	0	(9)	0	(10)	0
Administrative Class	(0)	0	(0)	0	(0)	0	(0)	0
Class A	(0)	0	(0)	0	(0)	0	(0)	0
Tax basis return of capital
Institutional Class	0	0	0	0	0	0	0	0
Administrative Class	0	0	0	0	0	0	0	0
Class A	0	0	0	0	0	0	0	0

Total Distributions(a)	(117)	(15)	(122)	(15)	(118)	(15)	(114)	(15)

Portfolio Share Transactions:
Net increase resulting from Fund share transactions**	1,101	3,035	444	3,054	3,146	3,035	2,772	3,048

Total Increase in Net Assets	1,145	3,027	386	3,052	3,410	3,035	2,919	3,059

Net Assets:
Beginning of year or period	3,027	0	3,052	0	3,035	0	3,059	0
End of year or period*	$4,172	$3,027	$3,438	$3,052	$6,445	$3,035	$5,978	$3,059

* Including undistributed (overdistributed) net investment income of:	$0	$13	$(7)	$16	$32	$17	$25	$16

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 11 in the Notes to Financial Statements.
(a)	The tax characterization of distributions is determined in accordance with federal income tax regulations. See Note 2(c) in the Notes to Financial Statements for more information.

36	PIMCO EQUITY SERIES	See Accompanying Notes

PIMCO RealPath™ Blend 2040 Fund		PIMCO RealPath™ Blend 2045 Fund		PIMCO RealPath™ Blend 2050 Fund		PIMCO RealPath™ Blend 2055 Fund		PIMCO RealPath™ Blend Income Fund

Year Ended June 30, 2016	Inception date through June 30, 2015	Year Ended June 30, 2016	Inception date through June 30, 2015	Year Ended June 30, 2016	Inception date through June 30, 2015	Year Ended June 30, 2016	Inception date through June 30, 2015	Year Ended June 30, 2016	Inception date through June 30, 2015

$90	$37	$87	$36	$91	$37	$85	$37	$105	$31
(43)	5	(53)	6	(48)	6	(50)	6	(26)	1
(4)	(6)	(36)	1	(9)	3	(39)	3	36	(35)

43	36	(2)	43	34	46	(4)	46	115	(3)

(77)	(15)	(73)	(15)	(72)	(15)	(71)	(15)	(103)	(15)
(1)	(0)	(1)	(0)	(0)	(0)	(0)	(0)	(0)	(0)
(1)	(0)	(0)	(0)	(2)	(0)	(1)	(0)	(2)	(0)

(9)	0	(9)	0	(8)	0	(9)	0	(5)	0
(0)	0	(0)	0	(0)	0	(0)	0	(0)	0
(0)	0	(0)	0	(0)	0	(0)	0	(0)	0

0	0	0	0	0	0	0	0	(3)	0
0	0	0	0	0	0	0	0	(0)	0
0	0	0	0	0	0	0	0	(0)	0

(88)	(15)	(83)	(15)	(82)	(15)	(81)	(15)	(113)	(15)

561	3,038	456	3,065	1,030	3,044	419	3,094	313	3,140

516	3,059	371	3,093	982	3,075	334	3,125	315	3,122

3,059	0	3,093	0	3,075	0	3,125	0	3,122	0
$3,575	$3,059	$3,464	$3,093	$4,057	$3,075	$3,459	$3,125	$3,437	$3,122

$10	$15	$11	$15	$17	$15	$12	$16	$(5)	$11

ANNUAL REPORT	JUNE 30, 2016	37

Schedule of Investments PIMCO RealPath™ Blend 2020 Fund

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 40.2%

MUTUAL FUNDS 40.2%
Vanguard 500 Index Fund ‘Admiral’	4,456	$863
Vanguard Developed Markets Index Fund ‘Admiral’	35,413	402
Vanguard Emerging Markets Stock Index Fund ‘Admiral’	9,747	285
Vanguard Small-Cap Index Fund ‘Admiral’	2,279	126

Total Mutual Funds (Cost $1,668)		1,676

Total Investments in Securities (Cost $1,668)		1,676

INVESTMENTS IN AFFILIATES 55.2%

MUTUAL FUNDS (a) 55.2%
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	8,803	92
PIMCO High Yield Fund	36,750	313

	SHARES	MARKET VALUE (000S)
PIMCO Income Fund	42,405	$504
PIMCO Long Duration Total Return Fund	16,399	196
PIMCO Long-Term Credit Fund	16,285	196
PIMCO Real Return Asset Fund	46,062	392
PIMCO Real Return Fund	37,676	418
PIMCO Total Return Fund	18,608	192

Total Mutual Funds (Cost $2,255)		2,303

Total Investments in Affiliates (Cost $2,255)		2,303

Total Investments 95.4% (Cost $3,923)		$3,979

Financial Derivative Instruments (b)(c) 0.3% (Cost or Premiums, net $8)		11

Other Assets and Liabilities, net 4.3%		182

Net Assets 100.0%		$4,172

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

(b)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE S&P 500 Index	1,750.000	09/16/2016	1	$8	$1
Put - CBOE S&P 500 Index	1,700.000	12/16/2016	1	2	2
Put - CBOE S&P 500 Index	1,750.000	12/16/2016	1	2	2

				$12	$5

Total Purchased Options				$12	$5

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE S&P 500 Index	1,500.000	09/16/2016	1	$(3)	$0
Put - CBOE S&P 500 Index	1,500.000	12/16/2016	1	(1)	(1)

				$(4)	$(1)

Total Written Options				$(4)	$(1)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2016:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$5	$0	$0	$5	$(1)	$0	$0	$(1)

38	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2016

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

WRITTEN OPTIONS:

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED JUNE 30, 2016:

	Balance at Beginning of Period	Sales	Closing Buys	Expirations	Exercised	Balance at End of Period
# of Contracts	3	3	(3)	(1)	0	2
Premiums	$(9)	$(6)	$8	$3	$0	$(4)

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON COMMODITY AND EQUITY INDICES

Counterparty	Pay/Receive (1)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Receive	DWRTFT Index	12	1-Month USD-LIBOR plus a specified spread	04/06/2017	$ 110	$0	$7	$7	$0
CBK	Receive	BCOMTR Index	341	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2016	61	0	0	0	0
JPM	Receive	BCOMTR Index	132	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2016	23	0	0	0	0

							$0	$7	$7	$0

Total Swap Agreements							$0	$7	$7	$0

(1)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of June 30, 2016:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (2)
BOA	$0	$0	$7	$7	$0	$0	$0	$0	$7	$0	$7

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 6, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 6, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$5	$0	$0	$5

Over the counter
Swap Agreements	$0	$0	$7	$0	$0	$7

	$0	$0	$12	$0	$0	$12

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$1	$0	$0	$1

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2016	39

Schedule of Investments PIMCO RealPath™ Blend 2020 Fund (Cont.)

June 30, 2016

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(12)	$0	$0	$(12)
Written Options	0	0	7	0	0	7

	$0	$0	$(5)	$0	$0	$(5)

Over the counter
Swap Agreements	$(8)	$0	$0	$0	$0	$(8)

	$(8)	$0	$(5)	$0	$0	$(13)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(3)	$0	$0	$(3)

Over the counter
Swap Agreements	$(2)	$0	$7	$0	$0	$5

	$(2)	$0	$4	$0	$0	$2

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2016
Investments in Securities, at Value
Mutual Funds	$1,676	$0	$0	$1,676

	$1,676	$0	$0	$1,676

Investments in Affiliates, at Value
Mutual Funds	$2,303	$0	$0	$2,303

Total Investments	$3,979	$0	$0	$3,979

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2016
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$5	$0	$5
Over the counter	0	7	0	7

	$0	$12	$0	$12

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$0	$(1)	$0	$(1)

Totals	$3,979	$11	$0	$3,990

There were no significant transfers between Levels 1, 2, or 3 during the period ended June 30, 2016.

40	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments PIMCO RealPath™ Blend 2025 Fund

June 30, 2016

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 48.3%

MUTUAL FUNDS 48.3%
Vanguard 500 Index Fund ‘Admiral’	4,310	$835
Vanguard Developed Markets Index Fund ‘Admiral’	35,233	399
Vanguard Emerging Markets Stock Index Fund ‘Admiral’	10,150	297
Vanguard Small-Cap Index Fund ‘Admiral’	2,322	129

Total Mutual Funds (Cost $1,673)		1,660

Total Investments in Securities (Cost $1,673)		1,660

INVESTMENTS IN AFFILIATES 45.8%

MUTUAL FUNDS (a) 45.8%
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	3,979	41
PIMCO High Yield Fund	29,974	256

	SHARES	MARKET VALUE (000S)
PIMCO Income Fund	27,016	$321
PIMCO Long Duration Total Return Fund	14,366	171
PIMCO Long-Term Credit Fund	14,266	172
PIMCO Real Return Asset Fund	40,350	343
PIMCO Real Return Fund	18,431	205
PIMCO Total Return Fund	6,403	66

Total Mutual Funds (Cost $1,559)		1,575

Total Investments in Affiliates (Cost $1,559)		1,575

Total Investments 94.1% (Cost $3,232)		$3,235

Financial Derivative Instruments (b)(c) 0.3% (Cost or Premiums, net $9)		12

Other Assets and Liabilities, net 5.6%		191

Net Assets 100.0%		$3,438

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

(b)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE S&P 500 Index	1,600.000	09/16/2016	3	$14	$1
Put - CBOE S&P 500 Index	1,700.000	12/16/2016	1	2	2
Put - CBOE S&P 500 Index	1,750.000	12/16/2016	1	3	2

				$19	$5

Total Purchased Options				$19	$5

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE S&P 500 Index	1,450.000	09/16/2016	3	$(9)	$0
Put - CBOE S&P 500 Index	1,500.000	12/16/2016	1	(1)	(1)

				$(10)	$(1)

Total Written Options				$(10)	$(1)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2016:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$5	$0	$0	$5	$(1)	$0	$0	$(1)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2016	41

Schedule of Investments PIMCO RealPath™ Blend 2025 Fund (Cont.)

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

WRITTEN OPTIONS:

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED JUNE 30, 2016:

	Balance at Beginning of Period	Sales	Closing Buys	Expirations	Exercised	Balance at End of Period
# of Contracts	4	5	(3)	(2)	0	4
Premiums	$(10)	$(13)	$8	$5	$0	$(10)

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON COMMODITY AND EQUITY INDICES

Counterparty	Pay/Receive (1)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Receive	DWRTFT Index	13	1-Month USD-LIBOR plus a specified spread	04/06/2017	$ 119	$0	$8	$8	$0
CBK	Receive	BCOMTR Index	349	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2016	63	0	0	0	0
JPM	Receive	BCOMTR Index	41	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2016	7	0	0	0	0

							$0	$8	$8	$0

Total Swap Agreements							$0	$8	$8	$0

(1)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of June 30, 2016:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (2)
BOA	$0	$0	$8	$8	$0	$0	$0	$0	$8	$0	$8

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 6, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 6, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$5	$0	$0	$5

Over the counter
Swap Agreements	$0	$0	$8	$0	$0	$8

	$0	$0	$13	$0	$0	$13

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$1	$0	$0	$1

42	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2016

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(14)	$0	$0	$(14)
Written Options	0	0	8	0	0	8

	$0	$0	$(6)	$0	$0	$(6)

Over the counter
Swap Agreements	$(12)	$0	$(1)	$0	$0	$(13)

	$(12)	$0	$(7)	$0	$0	$(19)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(8)	$0	$0	$(8)
Written Options	0	0	5	0	0	5

	$0	$0	$(3)	$0	$0	$(3)

Over the counter
Swap Agreements	$(2)	$0	$8	$0	$0	$6

	$(2)	$0	$5	$0	$0	$3

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2016
Investments in Securities, at Value
Mutual Funds	$1,660	$0	$0	$1,660

	$1,660	$0	$0	$1,660

Investments in Affiliates, at Value
Mutual Funds	$1,575	$0	$0	$1,575

Total Investments	$3,235	$0	$0	$3,235

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2016
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$5	$0	$5
Over the counter	0	8	0	8

	$0	$13	$0	$13

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$0	$(1)	$0	$(1)

Totals	$3,235	$12	$0	$3,247

There were no significant transfers between Levels 1, 2, or 3 during the period ended June 30, 2016.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2016	43

Schedule of Investments PIMCO RealPath™ Blend 2030 Fund

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 56.5%

MUTUAL FUNDS 56.5%
Vanguard 500 Index Fund ‘Admiral’	9,677	$1,874
Vanguard Developed Markets Index Fund ‘Admiral’	77,400	878
Vanguard Emerging Markets Stock Index Fund ‘Admiral’	21,672	633
Vanguard Small-Cap Index Fund ‘Admiral’	4,657	258

Total Mutual Funds (Cost $3,488)		3,643

Total Investments in Securities (Cost $3,488)		3,643

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 42.2%

MUTUAL FUNDS (a) 35.9%
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	6,134	$64
PIMCO High Yield Fund	56,533	482
PIMCO Income Fund	46,457	553
PIMCO Long Duration Total Return Fund	20,455	244
PIMCO Long-Term Credit Fund	20,312	245
PIMCO Real Return Asset Fund	57,457	489
PIMCO Real Return Fund	14,800	164
PIMCO Total Return Fund	6,826	70

Total Mutual Funds (Cost $2,224)		2,311

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 6.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 6.3%
PIMCO Short-Term Floating NAV Portfolio III	41,076	$406

Total Short-Term Instruments (Cost $406)		406

Total Investments in Affiliates (Cost $2,630)		2,717

Total Investments 98.7% (Cost $6,118)		$6,360

Financial Derivative Instruments (b)(c) 0.3% (Cost or Premiums, net $4)		22

Other Assets and Liabilities, net 1.0%		63

Net Assets 100.0%		$6,445

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

(b)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE S&P 500 Index	1,550.000	09/16/2016	2	$8	$0

Total Purchased Options				$8	$0

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE S&P 500 Index	1,350.000	09/16/2016	2	$(4)	$0

Total Written Options				$(4)	$0

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

WRITTEN OPTIONS:

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED JUNE 30, 2016:

	Balance at Beginning of Period	Sales	Closing Buys	Expirations	Exercised	Balance at End of Period
# of Contracts	4	4	(3)	(3)	0	2
Premiums	$(10)	$(9)	$7	$8	$0	$(4)

44	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2016

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON COMMODITY AND EQUITY INDICES

Counterparty	Pay/Receive (1)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Receive	DWRTFT Index	37	1-Month USD-LIBOR plus a specified spread	04/06/2017	$ 339	$0	$22	$22	$0
CBK	Receive	BCOMTR Index	202	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2016	35	0	0	0	0
JPM	Receive	BCOMTR Index	529	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2016	91	0	0	0	0

							$0	$22	$22	$0

Total Swap Agreements							$0	$22	$22	$0

(1)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of June 30, 2016:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (2)
BOA	$0	$0	$22	$22	$0	$0	$0	$0	$22	$0	$22

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 6, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 6, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Swap Agreements	$0	$0	$22	$0	$0	$22

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(17)	$0	$0	$(17)
Written Options	0	0	10	0	0	10

	$0	$0	$(7)	$0	$0	$(7)

Over the counter
Swap Agreements	$1	$0	$(3)	$0	$0	$(2)

	$1	$0	$(10)	$0	$0	$(9)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2016	45

Schedule of Investments PIMCO RealPath™ Blend 2030 Fund (Cont.)

June 30, 2016

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(2)	$0	$0	$(2)
Written Options	0	0	(1)	0	0	(1)

	$0	$0	$(3)	$0	$0	$(3)

Over the counter
Swap Agreements	$(2)	$0	$22	$0	$0	$20

	$(2)	$0	$19	$0	$0	$17

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2016
Investments in Securities, at Value
Mutual Funds	$3,643	$0	$0	$3,643

	$3,643	$0	$0	$3,643

Investments in Affiliates, at Value
Mutual Funds	2,311	0	0	2,311
Short-Term Instruments
Central Funds Used for Cash Management Purposes	406	0	0	406

	$2,717	$0	$0	$2,717

Total Investments	$6,360	$0	$0	$6,360

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2016
Financial Derivative Instruments - Assets
Over the counter	$0	$22	$0	$22

Totals	$6,360	$22	$0	$6,382

There were no significant transfers between Levels 1, 2, or 3 during the period ended June 30, 2016.

46	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments PIMCO RealPath™ Blend 2035 Fund

June 30, 2016

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 63.7%

MUTUAL FUNDS 63.7%
Vanguard 500 Index Fund ‘Admiral’	10,023	$1,941
Vanguard Developed Markets Index Fund ‘Admiral’	82,297	933
Vanguard Emerging Markets Stock Index Fund ‘Admiral’	22,140	647
Vanguard Small-Cap Index Fund ‘Admiral’	5,144	286

Total Mutual Funds (Cost $3,708)		3,807

Total Investments in Securities (Cost $3,708)		3,807

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 33.5%

MUTUAL FUNDS (a) 26.8%
PIMCO Emerging Local Bond Fund	6,955	$50
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	5,750	60
PIMCO High Yield Fund	46,710	399
PIMCO Income Fund	38,548	458
PIMCO Long Duration Total Return Fund	11,478	137
PIMCO Long-Term Credit Fund	11,397	137
PIMCO Real Return Asset Fund	21,504	183
PIMCO Real Return Fund	10,672	119
PIMCO Total Return Fund	5,765	60

Total Mutual Funds (Cost $1,555)		1,603

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 6.7%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 6.7%
PIMCO Short-Term Floating NAV Portfolio III	40,582	$401

Total Short-Term Instruments (Cost $401)		401

Total Investments in Affiliates (Cost $1,956)		2,004

Total Investments 97.2% (Cost $5,664)		$5,811

Financial Derivative Instruments (b)(c) 0.5% (Cost or Premiums, net $5)		28

Other Assets and Liabilities, net 2.3%		139

Net Assets 100.0%		$5,978

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

(b)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE S&P 500 Index	1,650.000	09/16/2016	3	$17	$1

Total Purchased Options				$17	$1

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE S&P 500 Index	1,550.000	09/16/2016	3	$(12)	$(1)

Total Written Options				$(12)	$(1)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2016:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$1	$0	$0	$1	$(1)	$0	$0	$(1)

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

WRITTEN OPTIONS:

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED JUNE 30, 2016:

	Balance at Beginning of Period	Sales	Closing Buys	Expirations	Exercised	Balance at End of Period
# of Contracts	4	6	(3)	(4)	0	3
Premiums	$(10)	$(19)	$7	$10	$0	$(12)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2016	47

Schedule of Investments PIMCO RealPath™ Blend 2035 Fund (Cont.)

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON COMMODITY AND EQUITY INDICES

Counterparty	Pay/Receive (1)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Receive	DWRTFT Index	47	1-Month USD-LIBOR plus a specified spread	04/06/2017	$ 431	$0	$28	$28	$0
CBK	Receive	BCOMTR Index	347	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2016	62	0	0	0	0
JPM	Receive	BCOMTR Index	334	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2016	59	0	0	0	0

							$0	$28	$28	$0

Total Swap Agreements							$0	$28	$28	$0

(1)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of June 30, 2016:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (2)
BOA	$0	$0	$28	$28	$0	$0	$0	$0	$28	$0	$28

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 6, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 6, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$1	$0	$0	$1

Over the counter
Swap Agreements	$0	$0	$28	$0	$0	$28

	$0	$0	$29	$0	$0	$29

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$1	$0	$0	$1

48	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2016

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(18)	$0	$0	$(18)
Written Options	0	0	12	0	0	12

	$0	$0	$(6)	$0	$0	$(6)

Over the counter
Swap Agreements	$(3)	$0	$(4)	$0	$0	$(7)

	$(3)	$0	$(10)	$0	$0	$(13)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(10)	$0	$0	$(10)
Written Options	0	0	7	0	0	7

	$0	$0	$(3)	$0	$0	$(3)

Over the counter
Swap Agreements	$(1)	$0	$27	$0	$0	$26

	$(1)	$0	$24	$0	$0	$23

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2016
Investments in Securities, at Value
Mutual Funds	$3,807	$0	$0	$3,807

	$3,807	$0	$0	$3,807

Investments in Affiliates, at Value
Mutual Funds	1,603	0	0	1,603
Short-Term Instruments
Central Funds Used for Cash Management Purposes	401	0	0	401

	$2,004	$0	$0	$2,004

Total Investments	$5,811	$0	$0	$5,811

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2016
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$1	$0	$1
Over the counter	0	28	0	28

	$0	$29	$0	$29

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$0	$(1)	$0	$(1)

Totals	$5,811	$28	$0	$5,839

There were no significant transfers between Levels 1, 2, or 3 during the period ended June 30, 2016.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2016	49

Schedule of Investments PIMCO RealPath™ Blend 2040 Fund

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 68.3%

MUTUAL FUNDS 68.3%
Vanguard 500 Index Fund ‘Admiral’	6,398	$1,239
Vanguard Developed Markets Index Fund ‘Admiral’	52,980	601
Vanguard Emerging Markets Stock Index Fund ‘Admiral’	14,459	422
Vanguard Small-Cap Index Fund ‘Admiral’	3,219	178

Total Mutual Funds (Cost $2,470)		2,440

Total Investments in Securities (Cost $2,470)		2,440

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 27.3%

MUTUAL FUNDS (a) 21.7%
PIMCO Emerging Local Bond Fund	9,130	$67
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	3,254	34
PIMCO High Yield Fund	20,413	174
PIMCO Income Fund	17,485	208
PIMCO Long Duration Total Return Fund	4,899	59
PIMCO Long-Term Credit Fund	4,685	56
PIMCO Real Return Asset Fund	8,597	73
PIMCO Real Return Fund	6,409	71
PIMCO Total Return Fund	3,258	34

Total Mutual Funds (Cost $771)		776

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 5.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 5.6%
PIMCO Short-Term Floating NAV Portfolio III	20,285	$201

Total Short-Term Instruments (Cost $200)		201

Total Investments in Affiliates (Cost $971)		977

Total Investments 95.6% (Cost $3,441)		$3,417

Financial Derivative Instruments (b)(c) 0.5% (Cost or Premiums, net $4)		18

Other Assets and Liabilities, net 3.9%		140

Net Assets 100.0%		$3,575

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

(b)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE S&P 500 Index	1,600.000	09/16/2016	2	$10	$1

Total Purchased Options				$10	$1

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE S&P 500 Index	1,450.000	09/16/2016	2	$(6)	$0

Total Written Options				$(6)	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2016:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$1	$0	$0	$1	$0	$0	$0	$0

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

WRITTEN OPTIONS:

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED JUNE 30, 2016:

	Balance at Beginning of Period	Sales	Closing Buys	Expirations	Exercised	Balance at End of Period
# of Contracts	5	5	(4)	(4)	0	2
Premiums	$(11)	$(14)	$9	$10	$0	$(6)

50	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2016

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON COMMODITY AND EQUITY INDICES

Counterparty	Pay/Receive (1)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Receive	DWRTFT Index	29	1-Month USD-LIBOR plus a specified spread	04/06/2017	$ 266	$0	$17	$17	$0
CBK	Receive	BCOMTR Index	393	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2016	70	0	0	0	0
JPM	Receive	BCOMTR Index	20	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2016	3	0	0	0	0

							$0	$17	$17	$0

Total Swap Agreements							$0	$17	$17	$0

(1)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of June 30, 2016:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (2)
BOA	$0	$0	$17	$17	$0	$0	$0	$0	$17	$0	$17

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 6, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 6, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$1	$0	$0	$1

Over the counter
Swap Agreements	$0	$0	$17	$0	$0	$17

	$0	$0	$18	$0	$0	$18

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(17)	$0	$0	$(17)
Written Options	0	0	13	0	0	13

	$0	$0	$(4)	$0	$0	$(4)

Over the counter
Swap Agreements	$(9)	$0	$(2)	$0	$0	$(11)

	$(9)	$0	$(6)	$0	$0	$(15)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2016	51

Schedule of Investments PIMCO RealPath™ Blend 2040 Fund (Cont.)

June 30, 2016

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(3)	$0	$0	$(3)
Written Options	0	0	1	0	0	1

	$0	$0	$(2)	$0	$0	$(2)

Over the counter
Swap Agreements	$(2)	$0	$17	$0	$0	$15

	$(2)	$0	$15	$0	$0	$13

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2016
Investments in Securities, at Value
Mutual Funds	$2,440	$0	$0	$2,440

	$2,440	$0	$0	$2,440

Investments in Affiliates, at Value
Mutual Funds	776	0	0	776
Short-Term Instruments
Central Funds Used for Cash Management Purposes	201	0	0	201

	$977	$0	$0	$977

Total Investments	$3,417	$0	$0	$3,417

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2016
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$1	$0	$1
Over the counter	0	17	0	17

	$0	$18	$0	$18

Totals	$3,417	$18	$0	$3,435

There were no significant transfers between Levels 1, 2, or 3 during the period ended June 30, 2016.

52	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments PIMCO RealPath™ Blend 2045 Fund

June 30, 2016

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 72.1%

MUTUAL FUNDS 72.1%
Vanguard 500 Index Fund ‘Admiral’	6,548	$1,268
Vanguard Developed Markets Index Fund ‘Admiral’	54,315	616
Vanguard Emerging Markets Stock Index Fund ‘Admiral’	15,176	443
Vanguard Small-Cap Index Fund ‘Admiral’	3,079	171

Total Mutual Funds (Cost $2,548)		2,498

Total Investments in Securities (Cost $2,548)		2,498

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 23.5%

MUTUAL FUNDS (a) 17.7%
PIMCO Emerging Local Bond Fund	9,365	$69
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	3,070	32
PIMCO High Yield Fund	11,758	100
PIMCO Income Fund	11,397	136
PIMCO Long Duration Total Return Fund	4,342	52
PIMCO Long-Term Credit Fund	4,490	54
PIMCO Real Return Asset Fund	8,250	70
PIMCO Real Return Fund	6,248	69
PIMCO Total Return Fund	3,073	32

Total Mutual Funds (Cost $613)		614

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 5.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 5.8%
PIMCO Short-Term Floating NAV Portfolio III	20,285	$201

Total Short-Term Instruments (Cost $201)		201

Total Investments in Affiliates (Cost $814)		815

Total Investments 95.6% (Cost $3,362)		$3,313

Financial Derivative Instruments (b)(c) 0.5% (Cost or Premiums, net $4)		18

Other Assets and Liabilities, net 3.9%		133

Net Assets 100.0%		$3,464

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

(b)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE S&P 500 Index	1,600.000	09/16/2016	2	$10	$1

Total Purchased Options				$10	$1

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE S&P 500 Index	1,450.000	09/16/2016	2	$(6)	$0

Total Written Options				$(6)	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2016:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$1	$0	$0	$1	$0	$0	$0	$0

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

WRITTEN OPTIONS:

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED JUNE 30, 2016:

	Balance at Beginning of Period	Sales	Closing Buys	Expirations	Exercised	Balance at End of Period
# of Contracts	6	5	(4)	(5)	0	2
Premiums	$(14)	$(13)	$9	$12	$0	$(6)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2016	53

Schedule of Investments PIMCO RealPath™ Blend 2045 Fund (Cont.)

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON COMMODITY AND EQUITY INDICES

Counterparty	Pay/Receive (1)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Receive	DWRTFT Index	28	1-Month USD-LIBOR plus a specified spread	04/06/2017	$ 257	$0	$17	$17	$0
CBK	Receive	BCOMTR Index	398	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2016	71	0	0	0	0

							$0	$17	$17	$0

Total Swap Agreements							$0	$17	$17	$0

(1)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of June 30, 2016:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (2)
BOA	$0	$0	$17	$17	$0	$0	$0	$0	$17	$0	$17

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 6, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 6, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$1	$0	$0	$1

Over the counter
Swap Agreements	$0	$0	$17	$0	$0	$17

	$0	$0	$18	$0	$0	$18

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(20)	$0	$0	$(20)
Written Options	0	0	15	0	0	15

	$0	$0	$(5)	$0	$0	$(5)

Over the counter
Swap Agreements	$(10)	$0	$(1)	$0	$0	$(11)

	$(10)	$0	$(6)	$0	$0	$(16)

54	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2016

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(1)	$0	$0	$(1)

Over the counter
Swap Agreements	$(1)	$0	$16	$0	$0	$15

	$(1)	$0	$15	$0	$0	$14

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2016
Investments in Securities, at Value
Mutual Funds	$2,498	$0	$0	$2,498

	$2,498	$0	$0	$2,498

Investments in Affiliates, at Value
Mutual Funds	614	0	0	614
Short-Term Instruments
Central Funds Used for Cash Management Purposes	201	0	0	201

	$815	$0	$0	$815

Total Investments	$3,313	$0	$0	$3,313

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2016
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$1	$0	$1
Over the counter	0	17	0	17

	$0	$18	$0	$18

Totals	$3,313	$18	$0	$3,331

There were no significant transfers between Levels 1, 2, or 3 during the period ended June 30, 2016.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2016	55

Schedule of Investments PIMCO RealPath™ Blend 2050 Fund

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 73.8%

MUTUAL FUNDS 73.8%
Vanguard 500 Index Fund ‘Admiral’	7,912	$1,532
Vanguard Developed Markets Index Fund ‘Admiral’	64,255	729
Vanguard Emerging Markets Stock Index Fund ‘Admiral’	18,031	527
Vanguard Small-Cap Index Fund ‘Admiral’	3,681	204

Total Mutual Funds (Cost $3,018)		2,992

Total Investments in Securities (Cost $3,018)		2,992

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 23.7%

MUTUAL FUNDS (a) 16.3%
PIMCO Emerging Local Bond Fund	10,954	$81
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	3,937	41
PIMCO High Yield Fund	11,822	101
PIMCO Income Fund	11,930	142
PIMCO Long Duration Total Return Fund	5,295	63
PIMCO Long-Term Credit Fund	5,236	63
PIMCO Real Return Asset Fund	5,774	49
PIMCO Real Return Fund	7,289	81
PIMCO Total Return Fund	3,940	40

Total Mutual Funds (Cost $657)		661

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 7.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 7.4%
PIMCO Short-Term Floating NAV Portfolio III	30,411	$301

Total Short-Term Instruments (Cost $301)		301

Total Investments in Affiliates (Cost $958)		962

Total Investments 97.5% (Cost $3,976)		$3,954

Financial Derivative Instruments (b)(c) 0.5% (Cost or Premiums, net $4)		21

Other Assets and Liabilities, net 2.0%		82

Net Assets 100.0%		$4,057

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

(b)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE S&P 500 Index	1,600.000	09/16/2016	2	$10	$1

Total Purchased Options				$10	$1

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE S&P 500 Index	1,450.000	09/16/2016	2	$(6)	$0

Total Written Options				$(6)	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2016:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$1	$0	$0	$1	$0	$0	$0	$0

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

WRITTEN OPTIONS:

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED JUNE 30, 2016:

	Balance at Beginning of Period	Sales	Closing Buys	Expirations	Exercised	Balance at End of Period
# of Contracts	6	5	(4)	(5)	0	2
Premiums	$(15)	$(13)	$9	$13	$0	$(6)

56	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2016

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON COMMODITY AND EQUITY INDICES

Counterparty	Pay/Receive (1)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Receive	DWRTFT Index	33	1-Month USD-LIBOR plus a specified spread	04/06/2017	$ 302	$0	$19	$19	$0
CBK	Receive	BCOMTR Index	465	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2016	83	0	1	1	0

							$0	$20	$20	$0

Total Swap Agreements							$0	$20	$20	$0

(1)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of June 30, 2016:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (2)
BOA	$0	$0	$19	$19	$0	$0	$0	$0	$19	$0	$19
CBK	0	0	1	1	0	0	0	0	1	0	1

Total Over the Counter	$0	$0	$20	$20	$0	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 6, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 6, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$1	$0	$0	$1

Over the counter
Swap Agreements	$1	$0	$19	$0	$0	$20

	$1	$0	$20	$0	$0	$21

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(22)	$0	$0	$(22)
Written Options	0	0	16	0	0	16

	$0	$0	$(6)	$0	$0	$(6)

Over the counter
Swap Agreements	$(9)	$0	$(1)	$0	$0	$(10)

	$(9)	$0	$(7)	$0	$0	$(16)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2016	57

Schedule of Investments PIMCO RealPath™ Blend 2050 Fund (Cont.)

June 30, 2016

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$(1)	$0	$0	$(1)

Over the counter
Swap Agreements	$(1)	$0	$19	$0	$0	$18

	$(1)	$0	$18	$0	$0	$17

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2016
Investments in Securities, at Value
Mutual Funds	$2,992	$0	$0	$2,992

	$2,992	$0	$0	$2,992

Investments in Affiliates, at Value
Mutual Funds	661	0	0	661
Short-Term Instruments
Central Funds Used for Cash Management Purposes	301	0	0	301

	$962	$0	$0	$962

Total Investments	$3,954	$0	$0	$3,954

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2016
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$1	$0	$1
Over the counter	0	20	0	20

	$0	$21	$0	$21

Totals	$3,954	$21	$0	$3,975

There were no significant transfers between Levels 1, 2, or 3 during the period ended June 30, 2016.

58	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments PIMCO RealPath™ Blend 2055 Fund

June 30, 2016

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 73.8%

MUTUAL FUNDS 73.8%
Vanguard 500 Index Fund ‘Admiral’	6,778	$1,313
Vanguard Developed Markets Index Fund ‘Admiral’	54,760	621
Vanguard Emerging Markets Stock Index Fund ‘Admiral’	15,367	449
Vanguard Small-Cap Index Fund ‘Admiral’	3,117	172

Total Mutual Funds (Cost $2,603)		2,555

Total Investments in Securities (Cost $2,603)		2,555

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 21.9%

MUTUAL FUNDS (a) 16.1%
PIMCO Emerging Local Bond Fund	9,770	$72
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	3,334	35
PIMCO High Yield Fund	10,014	85
PIMCO Income Fund	10,104	120
PIMCO Long Duration Total Return Fund	4,254	51
PIMCO Long-Term Credit Fund	4,436	53
PIMCO Real Return Asset Fund	4,147	35
PIMCO Real Return Fund	6,173	69
PIMCO Total Return Fund	3,344	35

Total Mutual Funds (Cost $558)		555

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 5.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 5.8%
PIMCO Short-Term Floating NAV Portfolio III	20,285	$201

Total Short-Term Instruments (Cost $200)		201

Total Investments in Affiliates (Cost $758)		756

Total Investments 95.7% (Cost $3,361)		$3,311

Financial Derivative Instruments (b)(c) 0.5% (Cost or Premiums, net $4)		18

Other Assets and Liabilities, net 3.8%		130

Net Assets 100.0%		$3,459

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

(b)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE S&P 500 Index	1,600.000	09/16/2016	2	$10	$1

Total Purchased Options				$10	$1

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE S&P 500 Index	1,450.000	09/16/2016	2	$(6)	$0

Total Written Options				$(6)	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2016:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$1	$0	$0	$1	$0	$0	$0	$0

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

WRITTEN OPTIONS:

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED JUNE 30, 2016:

	Balance at Beginning of Period	Sales	Closing Buys	Expirations	Exercised	Balance at End of Period
# of Contracts	6	5	(4)	(5)	0	2
Premiums	$(15)	$(13)	$9	$13	$0	$(6)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2016	59

Schedule of Investments PIMCO RealPath™ Blend 2055 Fund (Cont.)

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON COMMODITY AND EQUITY INDICES

Counterparty	Pay/Receive (1)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Receive	DWRTFT Index	28	1-Month USD-LIBOR plus a specified spread	04/06/2017	$ 257	$0	$17	$17	$0
CBK	Receive	BCOMTR Index	394	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2016	70	0	0	0	0

							$0	$17	$17	$0

Total Swap Agreements							$0	$17	$17	$0

(1)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of June 30, 2016:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (2)
BOA	$0	$0	$17	$17	$0	$0	$0	$0	$17	$0	$17

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 6, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 6, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$1	$0	$0	$1

Over the counter
Swap Agreements	$0	$0	$17	$0	$0	$17

	$0	$0	$18	$0	$0	$18

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(23)	$0	$0	$(23)
Written Options	0	0	17	0	0	17

	$0	$0	$(6)	$0	$0	$(6)

Over the counter
Swap Agreements	$(10)	$0	$(1)	$0	$0	$(11)

	$(10)	$0	$(7)	$0	$0	$(17)

60	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2016

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$(1)	$0	$0	$(1)

Over the counter
Swap Agreements	$(1)	$0	$16	$0	$0	$15

	$(1)	$0	$15	$0	$0	$14

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2016
Investments in Securities, at Value
Mutual Funds	$2,555	$0	$0	$2,555

	$2,555	$0	$0	$2,555

Investments in Affiliates, at Value
Mutual Funds	555	0	0	555
Short-Term Instruments
Central Funds Used for Cash Management Purposes	201	0	0	201

	$756	$0	$0	$756

Total Investments	$3,311	$0	$0	$3,311

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2016
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$1	$0	$1
Over the counter	0	17	0	17

	$0	$18	$0	$18

Totals	$3,311	$18	$0	$3,329

There were no significant transfers between Levels 1, 2, or 3 during the period ended June 30, 2016.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2016	61

Schedule of Investments PIMCO RealPath™ Blend Income Fund

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 36.1%

MUTUAL FUNDS 36.1%
Vanguard 500 Index Fund ‘Admiral’	3,386	$656
Vanguard Developed Markets Index Fund ‘Admiral’	24,315	276
Vanguard Emerging Markets Stock Index Fund ‘Admiral’	7,087	207
Vanguard Small-Cap Index Fund ‘Admiral’	1,857	103

Total Mutual Funds (Cost $1,255)		1,242

Total Investments in Securities (Cost $1,255)		1,242

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 63.1%

MUTUAL FUNDS (a) 60.0%
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	9,800	$102
PIMCO High Yield Fund	29,958	256
PIMCO Income Fund	47,647	567
PIMCO Long Duration Total Return Fund	10,063	120
PIMCO Long-Term Credit Fund	10,248	123
PIMCO Real Return Asset Fund	28,265	240
PIMCO Real Return Fund	30,944	343
PIMCO Total Return Fund	29,931	309

Total Mutual Funds (Cost $2,046)		2,060

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 3.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.1%
PIMCO Short-Term Floating NAV Portfolio III	10,841	$107

Total Short-Term Instruments (Cost $107)		107

Total Investments in Affiliates (Cost $2,153)		2,167

Total Investments 99.2% (Cost $3,408)		$3,409

Financial Derivative Instruments (b)(c) 0.2% (Cost or Premiums, net $8)		8

Other Assets and Liabilities, net 0.6%		20

Net Assets 100.0%		$3,437

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

(b)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE S&P 500 Index	1,750.000	09/16/2016	1	$8	$1
Put - CBOE S&P 500 Index	1,700.000	12/16/2016	1	2	2
Put - CBOE S&P 500 Index	1,750.000	12/16/2016	1	2	2

				$12	$5

Total Purchased Options				$12	$5

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE S&P 500 Index	1,500.000	09/16/2016	1	$(3)	$0
Put - CBOE S&P 500 Index	1,500.000	12/16/2016	1	(1)	(1)

				$(4)	$(1)

Total Written Options				$(4)	$(1)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2016:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$5	$0	$0	$5	$(1)	$0	$0	$(1)

62	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2016

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

WRITTEN OPTIONS:

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED JUNE 30, 2016:

	Balance at Beginning of Period	Sales	Closing Buys	Expirations	Exercised	Balance at End of Period
# of Contracts	2	3	(2)	(1)	0	2
Premiums	$(8)	$(7)	$6	$5	$0	$(4)

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON COMMODITY AND EQUITY INDICES

Counterparty	Pay/Receive (1)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Receive	DWRTFT Index	7	1-Month USD-LIBOR plus a specified spread	04/06/2017	$ 64	$0	$4	$4	$0
CBK	Receive	BCOMTR Index	388	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2016	69	0	0	0	0

							$0	$4	$4	$0

Total Swap Agreements							$0	$4	$4	$0

(1)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of June 30, 2016:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (2)
BOA	$0	$0	$4	$4	$0	$0	$0	$0	$4	$0	$4

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 6, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 6, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$5	$0	$0	$5

Over the counter
Swap Agreements	$0	$0	$4	$0	$0	$4

	$0	$0	$9	$0	$0	$9

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$1	$0	$0	$1

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2016	63

Schedule of Investments PIMCO RealPath™ Blend Income Fund (Cont.)

June 30, 2016

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(12)	$0	$0	$(12)
Written Options	0	0	7	0	0	7

	$0	$0	$(5)	$0	$0	$(5)

Over the counter
Swap Agreements	$(10)	$0	$(1)	$0	$0	$(11)

	$(10)	$0	$(6)	$0	$0	$(16)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(3)	$0	$0	$(3)

Over the counter
Swap Agreements	$(2)	$0	$4	$0	$0	$2

	$(2)	$0	$1	$0	$0	$(1)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2016
Investments in Securities, at Value
Mutual Funds	$1,242	$0	$0	$1,242

	$1,242	$0	$0	$1,242

Investments in Affiliates, at Value
Mutual Funds	2,060	0	0	2,060
Short-Term Instruments
Central Funds Used for Cash Management Purposes	107	0	0	107

	$2,167	$0	$0	$2,167

Total Investments	$3,409	$0	$0	$3,409

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2016
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$5	$0	$5
Over the counter	0	4	0	4

	$0	$9	$0	$9

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$0	$(1)	$0	$(1)

Totals	$3,409	$8	$0	$3,417

There were no significant transfers between Levels 1, 2, or 3 during the period ended June 30, 2016.

64	PIMCO EQUITY SERIES	See Accompanying Notes

Notes to Financial Statements

June 30, 2016

1. ORGANIZATION

PIMCO Equity Series® (the “Trust”) was established as a Delaware statutory trust on December 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Administrative Class, and Class A shares of the funds (each a “Fund” and collectively the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds. Each Fund may invest substantially all of its assets in Institutional Class or Class M shares of any funds of the Trust and PIMCO Funds, and in other affiliated funds, including funds of PIMCO ETF Trust, except funds of funds (“Underlying PIMCO Funds”), and unaffiliated funds that are registered under the Act (collectively, “Acquired Funds”).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies are recorded as dividend income. Long-term capital gain distributions received from registered investment companies are recorded as realized gains.

(b) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(c) Dividends and Distributions to Shareholders  The following table shows the anticipated frequency of dividends from net investment income, if any, for each Fund.

Declared and Paid Quarterly:
PIMCO RealPath™ Blend 2020 Fund
PIMCO RealPath™ Blend 2025 Fund
PIMCO RealPath™ Blend 2030 Fund
PIMCO RealPath™ Blend 2035 Fund
PIMCO RealPath™ Blend 2040 Fund
PIMCO RealPath™ Blend 2045 Fund
PIMCO RealPath™ Blend 2050 Fund
PIMCO RealPath™ Blend 2055 Fund
PIMCO RealPath™ Blend Income Fund

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of transactions that may cause character differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

ANNUAL REPORT	JUNE 30, 2016	65

Notes to Financial Statements (Cont.)

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(d) New Accounting Pronouncements  In June 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-11, that expanded secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU became effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. The Funds have adopted the ASU. The financial statements have been modified to provide enhanced disclosures surrounding secured borrowing transactions, if any. See the Notes to Schedules of Investments for additional details.

In August 2014, the FASB issued ASU 2014-15 requiring management to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern. The ASU is effective prospectively for annual periods ending after December 15, 2016, and interim periods thereafter. At this time, management is evaluating the implications of these changes on the financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Fund’s shares is based on the Fund’s NAV. The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to that Fund or class, less any liabilities, by the total number of shares outstanding of that Fund or class. On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time its respective NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non- U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange- traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of a Fund’s assets that are invested in one or more open-end management investment companies (other than exchange-traded funds (“ETFs”)), the Fund’s NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of

66	PIMCO EQUITY SERIES

June 30, 2016

Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. The Adviser may consult with the Sub-Adviser or Parametric in providing such recommendations or otherwise with respect to valuation of the PIMCO Dividend and Income Fund’s portfolio securities or other assets. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value

ANNUAL REPORT	JUNE 30, 2016	67

Notes to Financial Statements (Cont.)

measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1 — Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S.

bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Equity-linked securities are valued by referencing the last reported sale or settlement price of the linked referenced equity on the day of valuation. Foreign exchange adjustments are applied to the last reported price to convert the linked equity’s trading currency to the contract’s settling currency. These investments are categorized as Level 2 of the fair value hierarchy.

68	PIMCO EQUITY SERIES

June 30, 2016

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Prior to July 31, 2015, short-term debt investments having a maturity of 60 days or less and repurchase agreements were generally valued at amortized cost which approximates fair value. Short-term debt instruments having a remaining maturity of 60 days or less are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. Other than swap agreements, which are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services or other pricing sources, these contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange (if available). For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

The validity of fair value is reviewed by the Adviser on a periodic basis and may be amended in accordance with the Trust’s valuation procedures.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Fund may invest substantially all of its assets in Underlying PIMCO Funds and Acquired Funds. The Underlying PIMCO Funds are considered to be affiliated with the Funds. Each Fund may also invest in the PIMCO Short-Term Floating NAV Portfolio III (“Central Fund”) to the extent permitted by the Act and rules thereunder. The Central Fund is a registered investment company created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Fund are money market and short maturity fixed income instruments. The Central Fund may incur expenses related to its investment activities, but does not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Fund is considered to be affiliated with the Funds. The tables below show the Funds’ transactions in and earnings from investments in the affiliated Funds for the period ended June 30, 2016 (amounts in thousands†):

ANNUAL REPORT	JUNE 30, 2016	69

Notes to Financial Statements (Cont.)

PIMCO RealPath™ Blend 2020 Fund
Underlying PIMCO Funds	Market Value 06/30/2015	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2016	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
PIMCO Emerging Local Bond Fund	$75	$36	$(108)	$(8)	$5	$0	$3	$0
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	226	113	(243)	(13)	9	92	18	1
PIMCO High Yield Fund	153	185	(20)	(1)	(4)	313	11	4
PIMCO Income Fund	0	499	0	0	5	504	7	0
PIMCO Long Duration Total Return Fund	224	99	(139)	(8)	20	196	13	6
PIMCO Long-Term Credit Fund	0	192	(7)	0	11	196	3	0
PIMCO Real Return Asset Fund	301	112	(44)	(2)	25	392	5	0
PIMCO Real Return Fund	304	151	(50)	0	13	418	3	0
PIMCO Total Return Fund	459	183	(436)	(20)	6	192	13	16
Totals	$1,742	$1,570	$(1,047)	$(52)	$90	$2,303	$76	$27

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions received from underlying funds are determined at the end of the fiscal year and include a return of capital. See Note 2(c) in the Notes to Financial Statements for more information.

PIMCO RealPath™ Blend 2025 Fund
Underlying PIMCO Funds	Market Value 06/30/2015	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2016	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
PIMCO Emerging Local Bond Fund	$76	$37	$(106)	$(12)	$5	$0	$3	$0
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	153	72	(178)	(10)	4	41	14	1
PIMCO High Yield Fund	232	129	(87)	(7)	(11)	256	15	7
PIMCO Income Fund	0	318	0	0	3	321	5	0
PIMCO Long Duration Total Return Fund	226	107	(169)	(10)	17	171	13	7
PIMCO Long-Term Credit Fund	0	170	(7)	0	9	172	3	0
PIMCO Real Return Asset Fund	304	128	(103)	(5)	19	343	6	0
PIMCO Real Return Fund	230	92	(122)	(1)	6	205	2	0
PIMCO Total Return Fund	233	106	(263)	(12)	2	66	7	10
Totals	$1,454	$1,159	$(1,035)	$(57)	$54	$1,575	$68	$25

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions received from underlying funds are determined at the end of the fiscal year and include a return of capital. See Note 2(c) in the Notes to Financial Statements for more information.

PIMCO RealPath™ Blend 2030 Fund
Underlying PIMCO Funds	Market Value 06/30/2015	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2016	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
PIMCO Emerging Local Bond Fund	$154	$178	$(332)	$(10)	$10	$0	$6	$0
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	76	127	(141)	(3)	5	64	6	0
PIMCO High Yield Fund	230	306	(55)	(4)	5	482	18	6
PIMCO Income Fund	0	548	0	0	5	553	8	0
PIMCO Long Duration Total Return Fund	225	296	(298)	(13)	34	244	14	6
PIMCO Long-Term Credit Fund	0	239	(7)	0	13	245	3	0
PIMCO Real Return Asset Fund	303	381	(233)	(6)	44	489	5	0
PIMCO Real Return Fund	76	155	(75)	0	8	164	1	0
PIMCO Short-Term Floating NAV Portfolio III	0	1,001	(595)	0	0	406	1	0
PIMCO Total Return Fund	77	159	(165)	(3)	2	70	3	3
Totals	$1,141	$3,390	$(1,901)	$(39)	$126	$2,717	$65	$15

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions received from underlying funds are determined at the end of the fiscal year and include a return of capital. See Note 2(c) in the Notes to Financial Statements for more information.

70	PIMCO EQUITY SERIES

June 30, 2016

PIMCO RealPath™ Blend 2035 Fund
Underlying PIMCO Funds	Market Value 06/30/2015	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2016	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
PIMCO Emerging Local Bond Fund	$155	$153	$(256)	$(17)	$15	$50	$8	$0
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	0	59	(1)	0	2	60	0	0
PIMCO High Yield Fund	156	265	(21)	(1)	0	399	13	4
PIMCO Income Fund	0	453	0	0	5	458	6	0
PIMCO Long Duration Total Return Fund	228	229	(332)	(13)	25	137	13	7
PIMCO Long-Term Credit Fund	0	136	(6)	0	7	137	2	0
PIMCO Real Return Asset Fund	305	281	(426)	(3)	26	183	6	0
PIMCO Real Return Fund	0	117	(1)	0	3	119	0	0
PIMCO Short-Term Floating NAV Portfolio III	0	1,301	(900)	0	0	401	1	0
PIMCO Total Return Fund	0	60	(1)	0	1	60	1	0
Totals	$844	$3,054	$(1,944)	$(34)	$84	$2,004	$50	$11

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions received from underlying funds are determined at the end of the fiscal year and include a return of capital. See Note 2(c) in the Notes to Financial Statements for more information.

PIMCO RealPath™ Blend 2040 Fund
Underlying PIMCO Funds	Market Value 06/30/2015	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2016	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
PIMCO Emerging Local Bond Fund	$77	$37	$(45)	$(7)	$5	$67	$4	$0
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	0	33	0	0	1	34	0	0
PIMCO High Yield Fund	156	41	(14)	(1)	(8)	174	9	4
PIMCO Income Fund	0	206	0	0	2	208	3	0
PIMCO Long Duration Total Return Fund	228	45	(218)	(13)	17	59	11	6
PIMCO Long-Term Credit Fund	0	53	0	0	3	56	1	0
PIMCO Real Return Asset Fund	229	51	(215)	(5)	13	73	4	0
PIMCO Real Return Fund	0	70	0	0	1	71	0	0
PIMCO Short-Term Floating NAV Portfolio III	0	201	0	0	0	201	0	0
PIMCO Total Return Fund	0	34	0	0	0	34	0	0
Totals	$690	$771	$(492)	$(26)	$34	$977	$32	$10

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions received from underlying funds are determined at the end of the fiscal year and include a return of capital. See Note 2(c) in the Notes to Financial Statements for more information.

PIMCO RealPath™ Blend 2045 Fund
Underlying PIMCO Funds	Market Value 06/30/2015	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2016	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
PIMCO Emerging Local Bond Fund	$78	$20	$(25)	$(3)	$(1)	$69	$4	$0
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	0	31	0	0	1	32	0	0
PIMCO High Yield Fund	79	33	(8)	0	(4)	100	5	2
PIMCO Income Fund	0	135	0	0	1	136	2	0
PIMCO Long Duration Total Return Fund	230	34	(213)	(14)	15	52	11	6
PIMCO Long-Term Credit Fund	0	51	0	0	3	54	1	0
PIMCO Real Return Asset Fund	154	32	(122)	(3)	9	70	2	0
PIMCO Real Return Fund	0	68	0	0	1	69	0	0
PIMCO Short-Term Floating NAV Portfolio III	0	201	0	0	0	201	0	0
PIMCO Total Return Fund	0	31	0	0	1	32	0	0
Totals	$541	$636	$(368)	$(20)	$26	$815	$25	$8

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions received from underlying funds are determined at the end of the fiscal year and include a return of capital. See Note 2(c) in the Notes to Financial Statements for more information.

ANNUAL REPORT	JUNE 30, 2016	71

Notes to Financial Statements (Cont.)

PIMCO RealPath™ Blend 2050 Fund
Underlying PIMCO Funds	Market Value 06/30/2015	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2016	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
PIMCO Emerging Local Bond Fund	$77	$30	$(24)	$(3)	$1	$81	$4	$0
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	0	40	0	0	1	41	0	0
PIMCO High Yield Fund	77	33	(5)	0	(4)	101	5	2
PIMCO Income Fund	0	141	0	0	1	142	2	0
PIMCO Long Duration Total Return Fund	229	52	(222)	(13)	17	63	11	6
PIMCO Long-Term Credit Fund	0	60	0	0	3	63	1	0
PIMCO Real Return Asset Fund	77	34	(65)	(2)	5	49	1	0
PIMCO Real Return Fund	0	80	0	0	1	81	0	0
PIMCO Short-Term Floating NAV Portfolio III	0	301	0	0	0	301	0	0
PIMCO Total Return Fund	0	39	0	0	1	40	0	0
Totals	$460	$810	$(316)	$(18)	$26	$962	$24	$8

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions received from underlying funds are determined at the end of the fiscal year and include a return of capital. See Note 2(c) in the Notes to Financial Statements for more information.

PIMCO RealPath™ Blend 2055 Fund
Underlying PIMCO Funds	Market Value 06/30/2015	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2016	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
PIMCO Emerging Local Bond Fund	$78	$19	$(21)	$(3)	$(1)	$72	$4	$0
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	0	34	0	0	1	35	0	0
PIMCO High Yield Fund	79	18	(7)	(1)	(4)	85	4	2
PIMCO Income Fund	0	119	0	0	1	120	2	0
PIMCO Long Duration Total Return Fund	233	29	(214)	(13)	16	51	11	6
PIMCO Long-Term Credit Fund	0	50	0	0	3	53	1	0
PIMCO Real Return Asset Fund	78	7	(53)	(1)	4	35	1	0
PIMCO Real Return Fund	0	68	0	0	1	69	0	0
PIMCO Short-Term Floating NAV Portfolio III	0	202	0	0	0	201	0	0
PIMCO Total Return Fund	0	34	0	0	0	35	0	0
Totals	$468	$580	$(295)	$(18)	$21	$756	$23	$8

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions received from underlying funds are determined at the end of the fiscal year and include a return of capital. See Note 2(c) in the Notes to Financial Statements for more information.

PIMCO RealPath™ Blend Income Fund
Underlying PIMCO Funds	Market Value 06/30/2015	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2016	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
PIMCO Emerging Local Bond Fund	$76	$16	$(87)	$(10)	$5	$0	$3	$0
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	309	54	(254)	(13)	6	102	24	1
PIMCO High Yield Fund	77	183	(2)	0	(2)	256	7	2
PIMCO Income Fund	0	567	(5)	0	5	567	8	0
PIMCO Long Duration Total Return Fund	228	45	(159)	(9)	15	120	12	6
PIMCO Long-Term Credit Fund	0	116	0	0	7	123	2	0
PIMCO Real Return Asset Fund	229	35	(37)	(1)	14	240	4	0
PIMCO Real Return Fund	466	51	(183)	(1)	10	343	4	0
PIMCO Short-Term Floating NAV Portfolio III	100	57	(50)	0	0	107	1	0
PIMCO Total Return Fund	467	73	(218)	(9)	(4)	309	14	16
Totals	$1,952	$1,197	$(995)	$(43)	$56	$2,167	$79	$25

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions received from underlying funds are determined at the end of the fiscal year and include a return of capital. See Note 2(c) in the Notes to Financial Statements for more information.

72	PIMCO EQUITY SERIES

June 30, 2016

5. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Options Contracts  Certain Funds may write or purchase options to enhance returns or to hedge an existing position or future investment. A Fund may write call and put options on securities and financial derivative instruments they own or in which they may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Options on Indices  Certain Funds may write or purchase options on indices (“Index Option”). An Index Option uses a specified index as the underlying instrument for the option contract. The exercise for an Index Option will not include physical delivery of the underlying index but will result in a cash transfer of the amount of the difference between the settlement price of the underlying index and the strike price.

(b) Swap Agreements  Certain Funds may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of

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Notes to Financial Statements (Cont.)

Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying a Fund’s investment policies and restrictions, swap agreements are generally valued by a Fund at market value. In the case of a credit default swap (see below), however, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

Total Return Swap Agreements  Certain Funds may enter into total return swap agreements to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may include an underlying equity, index, or bond, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

6. PRINCIPAL RISKS

In the normal course of business, the Funds (or Acquired Funds) trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Funds may be subject to, please see the Important Information About the Funds.

Investments in Mutual Funds  To the extent that certain Funds invest substantially all of their respective assets in Acquired Funds, the risks associated with investing in these Funds will be closely related to the risks associated with the securities and other investments held by the Acquired Funds. The ability of the Funds to achieve their respective investment objectives may depend upon the ability of the Acquired Funds to achieve their respective investment objectives. There can be no assurance that the investment objective of any Acquired Fund will be achieved. The NAV of each Fund will fluctuate in response to changes in the respective NAV of the Acquired Funds in which it invests. The extent to which the investment performance and risks associated with the Funds correlate to those of a particular Acquired Fund will depend upon the extent to which the assets of the Funds are allocated from time to time for investment in the Acquired Funds, which will vary.

Certain Funds’ investment performance depends upon how each Fund’s assets are allocated and reallocated according to each Fund’s asset allocation targets and ranges. A principal risk of investing in each Fund is that the Funds’ asset allocation sub-adviser will make less than optimal or poor asset allocation decisions. The asset allocation sub-adviser attempts to identify investment allocations for the Acquired Funds that will provide consistent, quality performance for the Funds, but there is no guarantee that such allocation techniques will produce the desired results.

Market Risks  A Fund’s (or Acquired Funds) investments in financial derivative instruments and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign (non-U.S.) currency, equity and commodity risks.

74	PIMCO EQUITY SERIES

June 30, 2016

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Issuers that have paid regular dividends or distributions to shareholders may not continue to do so in the future. An issuer may reduce or eliminate future dividends or distributions at any time and for any reason. Moreover, a Fund may use a dividend capture strategy (i.e., purchasing an equity security shortly before the issuer pays a dividend and selling it shortly thereafter), which may expose the Fund to higher portfolio turnover, increased trading costs and the potential for capital loss or gain, particularly in the event of significant short-term price movements of stocks subject to dividend capture trading. Also, securities purchased to capture a dividend often decline in value at the time of sale (i.e., shortly following the dividend) and the resulting realized loss to the Fund may exceed the amount of the dividend received, thereby negatively impacting the Fund’s net asset value.

Interest rate risk is the risk that fixed income securities and other instruments held by a Fund will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund (or Acquired Funds) is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and a Fund (or Acquired Funds) may lose money if these changes are not anticipated by the Fund’s (or Acquired Funds’) management. A Fund (or Acquired Funds) may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Convexity is an additional measure of interest rate sensitivity that measures the rate of change of duration in response to changes in interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). At present, the U.S. and many parts of the world, including certain European countries, are experiencing near historically low interest rates. The Funds may be subject to heightened interest rate risk because the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. Further, while bond markets have steadily grown over the past three decades, dealer “market making” ability has not kept pace and in some cases has decreased. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause a Fund (or Acquired Funds) to lose value. If a Fund (or Acquired Funds) lost enough value, the Fund (or Acquired Funds) could face increased shareholder redemptions, which could force the Fund to liquidate investments at disadvantageous times or prices, thereby adversely affecting the Fund.

To the extent that a Fund (or Acquired Fund) may invest in securities and instruments that are economically tied to Russia, the Fund (or Acquired Fund) is subject to various risks such as, but not limited to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact a Fund’s (or Acquired Fund’s) performance and/or ability to achieve its investment objective. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If a Fund (or Acquired Funds) invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivative instruments that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund (or Acquired Funds), or, in the case of hedging positions, that the Fund’s (or Acquired Funds’) base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or

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Notes to Financial Statements (Cont.)

the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s (or Acquired Funds’) investments in foreign currency-denominated securities may reduce the Fund’s (or Acquired Funds’) returns.

A Fund’s (or Acquired Fund’s) investments in commodity-linked financial derivative instruments may subject the Fund (or Acquired Fund) to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  A Fund (or Acquired Funds) will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. A Fund (or Acquired Funds) minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges where applicable. Over the counter (“OTC”) derivative transactions are subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally cleared derivative transactions might not be available for OTC derivative transactions. For financial derivative instruments traded on exchanges or clearinghouses, the primary credit risk is the creditworthiness of a Fund’s clearing broker or the exchange or clearinghouse itself. A Fund (or Acquired Funds) could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivative instruments contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities and financial derivative instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings.

Similar to credit risk, a Fund (or Acquired Funds) may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund (or Acquired Funds) has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Funds (or Acquired Funds) through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to a Fund (or Acquired Funds) exceed a predetermined threshold, such counterparty shall advance collateral to the Fund (or Acquired Funds) in the form of cash or securities equal in value to the unpaid amount owed to the Fund (or

Acquired Funds). A Fund (or Acquired Funds) may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a Fund (or Acquired Funds) subsequently decreases, the Fund (or Acquired Funds) would be required to return to the counterparty all or a portion of the collateral previously advanced. PIMCO’s attempts to minimize counterparty risk may, however, be unsuccessful.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund (or Acquired Funds) has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is

76	PIMCO EQUITY SERIES

June 30, 2016

not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation

(depreciation), initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

7. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at an annual rate as noted in the following table:

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	Administrative Class	Class A
PIMCO RealPath™ Blend 2020 Fund	0.01%	0.02%	0.02%	0.27%
PIMCO RealPath™ Blend 2025 Fund	0.01%	0.02%	0.02%	0.27%
PIMCO RealPath™ Blend 2030 Fund	0.02%	0.02%	0.02%	0.27%
PIMCO RealPath™ Blend 2035 Fund	0.03%	0.02%	0.02%	0.27%
PIMCO RealPath™ Blend 2040 Fund	0.03%	0.02%	0.02%	0.27%
PIMCO RealPath™ Blend 2045 Fund	0.03%	0.02%	0.02%	0.27%
PIMCO RealPath™ Blend 2050 Fund	0.03%	0.02%	0.02%	0.27%
PIMCO RealPath™ Blend 2055 Fund	0.03%	0.02%	0.02%	0.27%
PIMCO RealPath™ Blend Income Fund	0.01%	0.02%	0.02%	0.27%

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Notes to Financial Statements (Cont.)

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Class D shares of each Fund pursuant to Rule 12b-1 under the Act (the “Class D Plan”). Under the terms of the Class D Plan, a Fund is permitted to compensate the Distributor out of the assets attributable to the Class D shares of the Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of the Fund’s Class D shares for providing, or procuring through financial intermediaries, distribution, shareholder services, and/or maintenance of shareholder accounts with respect to Class D shareholders of the Fund, some of which may be deemed to be primarily intended to result in the sale of Class D shares.

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as set forth in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Distribution Fee	Servicing Fee
Administrative Class	—	0.25%
Class A	—	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares. For the period ended June 30, 2016, the Distributor retained $184,988 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $62,000, plus $6,250 for each Board meeting attended in person, $375 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $9,000, the valuation oversight committee lead receives an additional annual retainer of $2,000 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional retainer of $1,000) and the governance committee chair receives an additional annual retainer of $750.

These expenses are allocated on a pro rata basis to each Fund of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  PIMCO has agreed to waive a portion of the Funds’ Supervisory and Administrative Fees in each Fund’s first fiscal year, to the extent that the payment of each Fund’s pro rata share of organizational expenses and Trustee Fees cause the actual expense

78	PIMCO EQUITY SERIES

June 30, 2016

ratio to rise above the rates disclosed in the then-current prospectus plus 0.0049%, the “Expense Limit” (calculated as a percentage of each Fund’s average daily net assets attributable to each class).

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. Expenses that have been waived may still be reimbursed by the Administrator, to the extent the Fund’s annualized total portfolio operating expenses plus the amount reimbursed does not exceed the Expense Limit. The recoverable amounts to PIMCO at June 30, 2016, were as follows (amounts in thousands):

Fund Name	Recoverable Amounts
PIMCO RealPath™ Blend 2020 Fund	$17
PIMCO RealPath™ Blend 2025 Fund	17
PIMCO RealPath™ Blend 2030 Fund	17
PIMCO RealPath™ Blend 2035 Fund	17
PIMCO RealPath™ Blend 2040 Fund	17
PIMCO RealPath™ Blend 2045 Fund	17
PIMCO RealPath™ Blend 2050 Fund	17
PIMCO RealPath™ Blend 2055 Fund	17
PIMCO RealPath™ Blend Income Fund	17

(f) Acquired Fund Fees and Expenses  The Underlying PIMCO Fund expenses for the Funds are based upon an allocation of a Fund’s assets among the Underlying PIMCO Funds and upon the total annual operating expenses of the Institutional Class or Class M shares, as applicable, of these Underlying PIMCO Funds. The Underlying PIMCO Fund expenses incurred by a Fund will vary with changes in the expenses of the Underlying PIMCO Funds, as well as the allocation of the Fund’s assets.

The expenses associated with investing in a fund of funds are generally higher than those for mutual funds that do not invest in other mutual funds. The cost of investing in a fund of funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in a fund of funds, an investor will indirectly bear fees and expenses charged by Acquired Funds in addition to each Fund’s direct fees and expenses. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to the shareholders and may therefore increase the amount of taxes payable by shareholders.

8. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 7, Fees and Expenses and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

9. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

10. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2016, were as follows (amounts in thousands†):

	U S Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
PIMCO RealPath™ Blend 2020 Fund	$0	$0	$2,493	$1,494
PIMCO RealPath™ Blend 2025 Fund	0	0	2,255	1,936
PIMCO RealPath™ Blend 2030 Fund	0	0	5,458	2,684
PIMCO RealPath™ Blend 2035 Fund	0	0	4,588	2,274
PIMCO RealPath™ Blend 2040 Fund	0	0	1,585	1,294
PIMCO RealPath™ Blend 2045 Fund	0	0	1,405	1,212
PIMCO RealPath™ Blend 2050 Fund	0	0	1,895	1,171
PIMCO RealPath™ Blend 2055 Fund	0	0	1,261	1,099
PIMCO RealPath™ Blend Income Fund	0	0	1,672	1,214

†	A zero balance may reflect actual amounts rounding to less than one thousand.

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Notes to Financial Statements (Cont.)

11. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO RealPath™ Blend 2020 Fund				PIMCO RealPath™ Blend 2025 Fund
	Year Ended 06/30/2016		Inception date through June 30, 2015		Year Ended 06/30/2016		Inception date through June 30, 2015
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	106	$988	300	$3,000	109	$1,070	302	$3,013
Administrative Class	0	0	1	10	1	0	1	15
Class A	0	0	1	10	2	15	1	11
Issued as reinvestment of distributions
Institutional Class	12	117	1	15	13	122	1	15
Administrative Class	0	0	0	0	0	0	0	0
Class A	0	0	0	0	0	0	0	0
Cost of shares redeemed
Institutional Class	0	(4)	0	0	(81)	(762)	0	0
Administrative Class	0	0	0	0	0	0	0	0
Class A	0	0	0	0	0	(1)	0	0
Net increase (decrease) resulting from Fund share transactions	118	$1,101	303	$3,035	44	$444	305	$3,054

	PIMCO RealPath™ Blend 2030 Fund				PIMCO RealPath™ Blend 2035 Fund
	Year Ended 06/30/2016		Inception date through June 30, 2015		Year Ended 06/30/2016		Inception date through June 30, 2015
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	403	$3,640	300	$3,000	297	$2,716	301	$3,000
Administrative Class	1	12	1	10	0	0	1	10
Class A	0	3	1	10	2	16	2	23
Issued as reinvestment of distributions
Institutional Class	12	118	1	15	12	114	1	15
Administrative Class	0	0	0	0	0	0	0	0
Class A	0	0	0	0	0	0	0	0
Cost of shares redeemed
Institutional Class	(66)	(627)	0	0	(5)	(47)	0	0
Administrative Class	0	0	0	0	0	0	0	0
Class A	0	0	0	0	(3)	(27)	0	0
Net increase (decrease) resulting from Fund share transactions	350	$3,146	303	$3,035	303	$2,772	305	$3,048

	PIMCO RealPath™ Blend 2040 Fund				PIMCO RealPath™ Blend 2045 Fund
	Year Ended 06/30/2016		Inception date through June 30, 2015		Year Ended 06/30/2016		Inception date through June 30, 2015
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	45	$433	301	$3,000	44	$422	300	$3,000
Administrative Class	3	23	1	12	0	0	4	40
Class A	2	20	1	11	0	0	1	10
Issued as reinvestment of distributions
Institutional Class	9	86	1	15	9	82	1	15
Administrative Class	0	1	0	0	0	1	0	0
Class A	0	1	0	0	0	0	0	0
Cost of shares redeemed
Institutional Class	0	0	0	0	(5)	(49)	0	0
Administrative Class	0	0	0	0	0	0	0	0
Class A	0	(3)	0	0	0	0	0	0
Net increase (decrease) resulting from Fund share transactions	59	$561	304	$3,038	48	$456	306	$3,065

80	PIMCO EQUITY SERIES

June 30, 2016

	PIMCO RealPath™ Blend 2050 Fund				PIMCO RealPath™ Blend 2055 Fund
	Year Ended 06/30/2016		Inception date through June 30, 2015		Year Ended 06/30/2016		Inception date through June 30, 2015
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	95	$900	301	$3,001	39	$358	300	$3,001
Administrative Class	0	0	1	14	0	0	1	11
Class A	11	99	1	15	0	5	7	67
Issued as reinvestment of distributions
Institutional Class	8	80	1	15	8	79	1	15
Administrative Class	0	0	0	0	0	0	0	0
Class A	0	2	0	0	0	1	0	0
Cost of shares redeemed
Institutional Class	(4)	(42)	0	(1)	(2)	(15)	0	0
Administrative Class	0	0	0	0	0	0	0	0
Class A	(1)	(9)	0	0	(1)	(9)	0	0
Net increase (decrease) resulting from Fund share transactions	109	$1,030	304	$3,044	44	$419	309	$3,094

	PIMCO RealPath™ Blend Income Fund
	Year Ended 06/30/2016		Inception date through June 30, 2015
	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	24	$231	304	$3,037
Administrative Class	3	39	2	14
Class A	2	12	7	74
Issued as reinvestment of distributions
Institutional Class	12	111	1	15
Administrative Class	0	0	0	0
Class A	0	2	0	0
Cost of shares redeemed
Institutional Class	(6)	(61)	0	0
Administrative Class	0	(4)	0	0
Class A	(2)	(17)	0	0
Net increase (decrease) resulting from Fund share transactions	33	$313	314	$3,140

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares
	Non Related Parties	Related Parties*	Non Related Parties	Related Parties*
PIMCO RealPath™ Blend 2020 Fund	0	1	0%	74%
PIMCO RealPath™ Blend 2025 Fund	0	1	0%	89%
PIMCO RealPath™ Blend 2030 Fund	0	1	0%	48%
PIMCO RealPath™ Blend 2035 Fund	0	1	0%	51%
PIMCO RealPath™ Blend 2040 Fund	0	1	0%	85%
PIMCO RealPath™ Blend 2045 Fund	0	1	0%	88%
PIMCO RealPath™ Blend 2050 Fund	1	1	13%	75%
PIMCO RealPath™ Blend 2055 Fund	0	1	0%	88%
PIMCO RealPath™ Blend Income Fund	0	1	0%	90%

*	Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.
†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	JUNE 30, 2016	81

Notes to Financial Statements (Cont.)

12. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

PIMCO has received a Wells Notice from the staff of the U.S. Securities and Exchange Commission (“SEC”) that relates to the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), a series of PIMCO ETF Trust. The notice indicates the staff’s preliminary determination to recommend that the SEC commence a civil action against PIMCO stemming from a non-public investigation relating to BOND. A Wells Notice is neither a formal allegation of wrongdoing nor a finding that any law was violated.

This matter principally pertains to the valuation of smaller sized positions in non-agency mortgage-backed securities purchased by BOND between its inception on February 29, 2012 and June 30, 2012, BOND’s performance disclosures for that period, and PIMCO’s compliance policies and procedures related to these matters.

The Wells process provides PIMCO with the opportunity to demonstrate to the SEC staff why it believes its conduct was appropriate, in keeping with industry standards, and that no action should be taken. PIMCO believes that this matter is unlikely to have a material adverse effect on any Fund or on PIMCO’s ability to provide investment management services to any Fund.

The foregoing speaks only as of the date of this report.

13. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of June 30, 2016, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years ending in 2013-2015, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of June 30, 2016, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income (1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (2)	Other Book-to-Tax Accounting Differences (3)	Accumulated Capital Losses (4)	Qualified Late-Year Loss Deferral - Capital (5)	Qualified Late-Year Loss Deferral - Ordinary (6)
PIMCO RealPath™ Blend 2020 Fund	$8	$0	$46	$0	$(20)	$0	$0
PIMCO RealPath™ Blend 2025 Fund	2	0	(12)	0	(51)	0	0
PIMCO RealPath™ Blend 2030 Fund	54	0	216	0	(6)	0	0
PIMCO RealPath™ Blend 2035 Fund	53	0	135	0	(29)	0	0
PIMCO RealPath™ Blend 2040 Fund	28	0	(32)	0	(20)	0	0
PIMCO RealPath™ Blend 2045 Fund	28	0	(59)	0	(26)	0	0
PIMCO RealPath™ Blend 2050 Fund	37	0	(28)	0	(27)	0	0
PIMCO RealPath™ Blend 2055 Fund	29	0	(53)	0	(30)	0	0
PIMCO RealPath™ Blend Income Fund	0	0	(3)	0	(10)	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and accelerated recognition of unrealized gain on certain options contracts, and return of capital adjustments, for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain/loss on swap contracts.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for organizational expenditures.
(4)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(5)	Capital losses realized during the period November 1, 2015 through June 30, 2016 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2015 through June 30, 2016 and Ordinary losses realized during the period January 1, 2016 through June 30, 2016, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

82	PIMCO EQUITY SERIES

June 30, 2016

Under the Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of June 30, 2016, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term
PIMCO RealPath™ Blend 2020 Fund	$0	$20
PIMCO RealPath™ Blend 2025 Fund	37	14
PIMCO RealPath™ Blend 2030 Fund	0	6
PIMCO RealPath™ Blend 2035 Fund	0	29
PIMCO RealPath™ Blend 2040 Fund	2	18
PIMCO RealPath™ Blend 2045 Fund	7	19
PIMCO RealPath™ Blend 2050 Fund	6	21
PIMCO RealPath™ Blend 2055 Fund	10	20
PIMCO RealPath™ Blend Income Fund	0	10

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2016, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (7)
PIMCO RealPath™ Blend 2020 Fund	$3,932	$77	$(30)	$47
PIMCO RealPath™ Blend 2025 Fund	3,247	54	(66)	(12)
PIMCO RealPath™ Blend 2030 Fund	6,145	216	(1)	215
PIMCO RealPath™ Blend 2035 Fund	5,676	153	(18)	135
PIMCO RealPath™ Blend 2040 Fund	3,448	48	(79)	(31)
PIMCO RealPath™ Blend 2045 Fund	3,372	39	(98)	(59)
PIMCO RealPath™ Blend 2050 Fund	3,981	55	(82)	(27)
PIMCO RealPath™ Blend 2055 Fund	3,364	37	(90)	(53)
PIMCO RealPath™ Blend Income Fund	3,412	39	(42)	(3)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, and return of capital adjustments.

For the fiscal years ended June 30, 2016 and June 30, 2015, respectively, the Funds made the following tax basis distributions (amounts in thousands†):

	June 30, 2016			June 30, 2015
	Ordinary Income Distributions (8)	Long-Term Capital Gain Distributions	Return of Capital (9)	Ordinary Income Distributions (8)	Long-Term Capital Gain Distributions	Return of Capital (9)
PIMCO RealPath™ Blend 2020 Fund	$117	$0	$0	$15	$0	$0
PIMCO RealPath™ Blend 2025 Fund	122	0	0	15	0	0
PIMCO RealPath™ Blend 2030 Fund	118	0	0	15	0	0
PIMCO RealPath™ Blend 2035 Fund	114	0	0	15	0	0
PIMCO RealPath™ Blend 2040 Fund	88	0	0	15	0	0
PIMCO RealPath™ Blend 2045 Fund	83	0	0	15	0	0
PIMCO RealPath™ Blend 2050 Fund	82	0	0	15	0	0
PIMCO RealPath™ Blend 2055 Fund	81	0	0	15	0	0
PIMCO RealPath™ Blend Income Fund	110	0	3	15	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	JUNE 30, 2016	83

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PIMCO Equity Series®:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PIMCO RealPath™ Blend 2020 Fund, PIMCO RealPath™ Blend 2025 Fund, PIMCO RealPath™ Blend 2030 Fund, PIMCO RealPath™ Blend 2035 Fund, PIMCO RealPath™ Blend 2040 Fund, PIMCO RealPath™ Blend 2045 Fund, PIMCO RealPath™ Blend 2050 Fund, PIMCO RealPath™ Blend 2055 Fund, and PIMCO RealPath™ Blend Income Fund (nine series of PIMCO Equity Series®, hereafter referred to as the “Funds”) at June 30, 2016, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for the year then ended and for the period December 31, 2014 (commencement of operations) through June 30, 2015, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

August 22, 2016

84	PIMCO EQUITY SERIES

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.

Currency Abbreviations:
USD (or $)	United States Dollar

Exchange Abbreviations:
CBOE	Chicago Board Options Exchange

Index/Spread Abbreviations:
BCOMTR	Bloomberg Commodity Index Total Return	DWRTFT	Dow Jones Wilshire REIT Total Return Index

Other Abbreviations:
LIBOR	London Interbank Offered Rate

ANNUAL REPORT	JUNE 30, 2016	85

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Funds’ fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ fiscal 2016 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2016:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended June 30, 2016 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended June 30, 2016 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s† )	Qualified Short-Term Capital Gain (000s†)
PIMCO RealPath™ Blend 2020 Fund	0.00%	0.26%	$0	$7
PIMCO RealPath™ Blend 2025 Fund	0.00%	0.25%	0	7
PIMCO RealPath™ Blend 2030 Fund	0.00%	0.23%	0	9
PIMCO RealPath™ Blend 2035 Fund	0.00%	0.27%	0	10
PIMCO RealPath™ Blend 2040 Fund	0.00%	0.32%	0	9
PIMCO RealPath™ Blend 2045 Fund	0.00%	0.40%	0	9
PIMCO RealPath™ Blend 2050 Fund	0.00%	0.43%	0	8
PIMCO RealPath™ Blend 2055 Fund	0.00%	0.43%	0	9
PIMCO RealPath™ Blend Income Fund	0.00%	0.27%	0	4

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2017, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2016.

86	PIMCO EQUITY SERIES

Management of the Trust

(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees*

Brent R. Harris (1959) Chairman of the Board and Trustee	03/2010 to present	Managing Director, PIMCO. Formerly, member of Executive Committee, PIMCO.	169	Chairman and Trustee, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute.

Independent Trustees

E. Philip Cannon (1940) Trustee	03/2010 to present	Private Investor. Formerly, President, Houston Zoo.	169	Trustee, PIMCO Equity Series VIT; Lead Independent Trustee, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

Jennifer Holden Dunbar (1963) Trustee	02/2016 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments).	169	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Peter B. McCarthy (1950) Trustee	09/2011 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	169	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust.

Ronald C. Parker (1951) Trustee	02/2016 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products).	169	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust.

*	Mr. Harris is an “interested persons” of the Trust (as that term is defined in the 1940 Act) because of his affiliations with PIMCO.
**	Trustees serve until their successors are duly elected and qualified.

ANNUAL REPORT	JUNE 30, 2016	87

Management of the Trust (Cont.)

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Peter G. Strelow (1970) President	02/2014 to present Senior Vice President 11/2013 to 02/2014 Vice President 03/2010 to 11/2013	Managing Director, PIMCO. President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	03/2010 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	03/2010 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	03/2010 to present	Managing Director, PIMCO. Senior Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	02/2014 to present President 05/2013 to 02/2014	Managing Director, Chief Executive Officer, PIMCO (since 2/14); Chief Operating Officer, PIMCO (7/09 - 2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management. Senior Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to present	Executive Vice President and Deputy General Counsel, PIMCO. Vice President - Senior Counsel, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT.

Joshua D. Ratner (1976)** Vice President - Senior Counsel, Secretary	11/2013 to present Assistant Secretary 03/2010 to 01/2011	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President - Senior Counsel, Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT. Vice President, Secretary and Chief Legal Officer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Stacie D. Anctil (1969) Vice President	05/2015 to present Assistant Treasurer 03/2010 to 05/2015	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT. Treasurer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Vice President, Fidelity Investments.

Eric D. Johnson (1970)** Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Henrik P. Larsen (1970) Vice President	03/2010 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to present Assistant Treasurer 03/2010 to 11/2013	Executive Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Erik C. Brown (1967) Assistant Treasurer	03/2010 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Head of Mutual Fund Reporting, GMO and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

*	The term “PIMCO Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.
**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

88	PIMCO EQUITY SERIES

Privacy Policy1

(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

Websites maintained by the Funds or their service providers may use a variety of technologies to collect information that help the Funds and their service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Funds or their Service Affiliates may use third parties to place advertisements for the Funds on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address.

ANNUAL REPORT	JUNE 30, 2016	89

Privacy Policy1 (Cont.)

(Unaudited)

You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly.

CHANGES TO THE PRIVACY POLICY

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of May 13, 2015.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Fund shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Funds”).

90	PIMCO EQUITY SERIES

Results of Proxy Voting

(Unaudited)

A special meeting of shareholders of the series of the Trust was held on February 5, 2016. The special meeting was held for the purpose of electing two (2) Trustees to the Board. Shareholders of all series of the Trust voted together on the proposal, and elected two (2) Trustees at the special meeting. The results of the proxy solicitation on this matter are available in the Funds’ Semi-Annual Report to shareholders for the period ended December 31, 2015.

ANNUAL REPORT	JUNE 30, 2016	91

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

Institutional Class, Class P, Administrative Class, Class D

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Boston Financial Data Services

Class A, Class C, Class R

P.O. Box 55060

Boston, MA 02205-5060

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Equity Series.

PES3002AR_063016

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the principal executive officer or principal financial officer during the period covered by this report.

A copy of the Code is included as an exhibit to this report.

Item 3.	Audit Committee Financial Expert.

(a)	The Board of Trustees has determined that Peter B. McCarthy, who serves on the Board’s audit committee, qualifies as an “audit committee financial expert” as such term is defined in the instructions to this Item 3. The Board has also determined that Mr. McCarthy is “independent” as such term is interpreted under this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)	Fiscal Year Ended	Audit Fees
	June 30, 2016	$432,388
	June 30, 2015	$483,201

(b)	Fiscal Year Ended	Audit-Related Fees(1)
	June 30, 2016	$5,500
	June 30, 2015	$410,500

(c)	Fiscal Year Ended	Tax Fees
	June 30, 2016	$—
	June 30, 2015	$24,650

(d)	Fiscal Year Ended	All Other Fees (2)
	June 30, 2016	$—
	June 30, 2015	$—

“Audit Fees” represents aggregate fees billed for each of the last two fiscal years for professional services rendered for the audit of the PIMCO Equity Series (the “Trust” or “Registrant”) annual financial statements or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

“Audit-Related Fees” represents aggregate fees billed for each of the last two fiscal years for assurance and related services reasonably related to the performance of the audit of the Trust’s annual financial statements for those years.

“Tax Fees” represents aggregate fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including review of federal and state income tax returns, review of excise tax distribution requirements and preparation of excise tax returns.

“All Other Fees” represents aggregate fees, if any, billed for other products and services rendered by the principal accountant to the Trust for the last two fiscal years.

(1)	Includes aggregate fees billed for review of the registrant’s semi-annual reports to shareholders related to fair value securities held by the Trust.
(2)	There were no “All Other Fees” for the last two fiscal years.

(e)	Pre-approval policies and procedures

(1) The Registrant’s Audit Oversight Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Audit Oversight Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services provided directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Oversight Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Oversight Committee may annually pre-approve a list of types or categories of non-audit services that may be provided to the Registrant or its Service Affiliates, or the Audit Oversight Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Oversight Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Oversight Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Oversight Committee, subject to the ratification by the full Audit Oversight Committee no later than its next scheduled meeting.

(2) With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Oversight Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

	Aggregate Non-Audit Fees Billed to Entity
Entity	June 30, 2016	June 30, 2015
PIMCO Equity Series Trust	$5,500	$435,150
Pacific Investment Management Company LLC (“PIMCO”)	7,767,308	9,815,893

Totals	$8,772,808	$10,251,043

(h)	The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The audit committee is comprised of:

E. Philip Cannon

Jennifer Holden Dunbar

Peter B. McCarthy

Ronald C. Parker

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of the reports to shareholders under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a)	The principal executive officer and principal financial & accounting officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) provide reasonable assurances that material information relating to the Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Exhibit 99.CODE— Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Equity Series

By:	/s/ Peter G. Strelow

Peter G. Strelow
President (Principal Executive Officer)

Date: August 26, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Peter G. Strelow

Peter G. Strelow
President (Principal Executive Officer)

Date: August 26, 2016

By:	/s/ Trent W. Walker

Trent W. Walker
Treasurer (Principal Financial & Accounting Officer)

Date: August 26, 2016